SUPPLEMENT DATED NOVEMBER 1, 2007
                              TO THE PROSPECTUS FOR
                  PRINCIPAL VARIABLE UNIVERSAL LIFE INCOME AND
                PRINCIPAL VARIABLE UNIVERSAL LIFE ACCUMULATOR II
                                DATED MAY 1, 2007

The following information is an addition to information currently in the prospectus.

Effective November 19, 2007, the following additional investment options will be available. Prospectuses for the new investment options are included with this supplement.

Add the following information to the table beginning on page 9 in the Principal Variable Universal Life Accumulator II prospectus and the Principal Variable Universal Life Income prospectus:

                                                                                               Acquired
                                                                                                 Fund
                                                                                             ("Underlying
                                                                                                Fund")        Total      Contractual
                                                       Management      12b-1        Other      Fees and       Gross          Net
           Underlying Mutual Funds                        Fees        Fees(1)     Expenses   Expenses((3))Expenses (2)    Expenses
           -----------------------                        ----        -------     --------   -------------------------    --------
Summit Pinnacle Series Russell 2000 Small Cap
  Index Portfolio - Class F                                0.35%      0.20%        0.30%        0.02%        0.87%
Summit Pinnacle Series S&P MidCap 400 Index
  Portfolio - Class F                                      0.30       0.20         0.23(16)     N/A          0.73(17)

 (1) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

(2) The Company and Princor Financial Services Corporation may receive a portion of the underlying fund expenses for record keeping, marketing and distribution services.

(3) Acquired fund fees and expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies.

(16) Other Expenses has been restated to reflect the current results reported in the June 30, 2007 semi-annual report to shareholders.

(17) Total Operating Expenses, exclusive of Acquired Fund Fees and Expenses, in excess of 0.80% are paid by the Adviser, pursuant to the contractual limit in the investment advisory agreement.


TABLE OF SEPARATE ACCOUNT DIVISIONS

The following information is added to the Table of Separate Account Divisions which begins on page 44 for the Principal Variable Universal Life Accumulator II prospectus and on page 46 for the Principal Variable Universal Life Income prospectus:

------------------------------------------------------------------------------------------------------------------------------------
SUMMIT RUSSELL 2000 SMALL CAP INDEX DIVISION

                      Invests in:   Summit Pinnacle Series - Russell 2000 Small Cap Index Portfolio - Class F
              Investment Advisor:   Summit Investment Partners, Inc.
            Investment Objective:   seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000 Index.

------------------------------------------------------------------------------------------------------------------------------------
SUMMIT S&P MIDCAP 400 INDEX DIVISION

                      Invests in:   Summit Pinnacle Series - S&P MidCap 400 Index Portfolio - Class F
              Investment Advisor:   Summit Investment Partners, Inc.
            Investment Objective:   seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P Mid Cap 400 Index.

                         SUPPLEMENT DATED AUGUST 8, 2007
           TO THE PROSPECTUSES OF THE VARIABLE LIFE INSURANCE POLICIES
                        AND VARIABLE ANNUITY CONTRACTS OF
                        PRINCIPAL LIFE INSURANCE COMPANY
                                DATED MAY 1, 2007

PRINCIPAL VARIABLE CONTRACTS FUND, INC. SMALLCAP ACCOUNT CHANGES
This supplement is intended for distribution with prospectuses dated May 1, 2007 for variable life insurance policies and variable annuity contracts issued by Principal Life Insurance Company. This supplement describes changes to the availability of the SmallCap Division which invests in the Principal Variable Contracts Fund, Inc. (VCF) SmallCap Account. Not all Policies or Contracts offer this investment option.

Effective November 19, 2007, the Principal VCF SmallCap Account will close to new investors. As a result, the SmallCap Division will not be available as an investment option for Policies or Contracts with an application signature date of November 19, 2007 or later. If you own an affected Policy or Contract, you should disregard all references in the prospectus to this investment option.

The SmallCap Division will continue to accept additional investments from Policies and Contracts with an application signature date before November 19, 2007. Refer to the prospectus for more information before investing in the SmallCap Division.

                PRINCIPAL VARIABLE UNIVERSAL LIFE ACCUMULATOR II

           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY

     Issued by Principal Life Insurance Company (the "Company") through its

        Principal Life Insurance Company Variable Life Separate Account

                     This prospectus is dated May 1, 2007.


As in the case of other life insurance policies, it may not be in your best interest to buy this Policy as a replacement for, or in addition to, existing insurance coverage. The Policy involves investment risk, including possible loss of principal.


This prospectus provides information that you should know before buying a Policy. It is accompanied by current prospectuses for the underlying mutual funds that are available as investment options under the Policy. Please read these prospectuses carefully and keep them for future reference.


The Securities and Exchange Commission ("SEC") has not approved or disapproved this security or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


Not all the benefits, programs, features and investment options described in this prospectus are available or approved for use in every state. This prospectus offers a Policy which may not be available in all states and is not an offer to sell or solicitation of an offer to buy the Policy in states in which the offer or solicitation may not be lawfully made. No person is authorized to give any information or to make any representation in connection with this Policy other than those contained in this prospectus.

TABLE OF CONTENTS


SUMMARY: BENEFITS AND RISKS .............................................4

 Policy Benefits ........................................................ 4

 Policy Risks ........................................................... 5

SUMMARY: FEE TABLES.....................................................7

GLOSSARY ................................................................12

CORPORATE ORGANIZATION AND OPERATION ....................................14

CHARGES AND DEDUCTIONS ..................................................16

 Premium Expense Charge ................................................. 16

 Surrender Charge ....................................................... 17

 Monthly Policy Charge .................................................. 17

 Underlying Mutual Fund Charges ......................................... 19

GENERAL DESCRIPTION OF THE POLICY .......................................19

 The Contract ........................................................... 19

 Rights Under the Policy ..............................................19

 Policy Limitations ..................................................... 20

 Optional Insurance Benefits ............................................ 22

 Reservation of Rights .................................................. 24

 Right to Exchange Policy ............................................... 24

 Suicide ................................................................ 24

 Delay of Payments ...................................................... 24

PREMIUMS ................................................................25

 Payment of Premiums .................................................... 25

 Premiums Affecting Guarantee Provisions ................................ 25

 Premium Limitations .................................................... 26

 Allocation of Premiums ................................................. 26

DEATH BENEFITS AND POLICY VALUES ........................................27

 Death Proceeds ......................................................... 27

 Death Benefit Option ................................................... 28

 Change in Death Benefit Option ......................................... 29

 IRS Definition of Life Insurance ....................................... 30

 Maturity Proceeds ...................................................... 31

 Adjustment Options ..................................................... 31

 Policy Values .......................................................... 32

SURRENDERS AND PARTIAL SURRENDERS .......................................33

 Surrenders ............................................................. 33

 Examination Offer (Free-Look Provision) ................................ 34

LOANS ...................................................................34

 Policy Loans........................................................... 34

 Loan Account........................................................... 35

 Loan Payments.......................................................... 35

POLICY TERMINATION AND REINSTATEMENT....................................35

TAX ISSUES RELATED TO THE POLICY ........................................37

GENERAL PROVISIONS ......................................................40

 Frequent Trading and Market-Timing (Abusive Trading Practices)......... 40

 Purchase Procedures .................................................... 40

 Distribution of the Policy............................................. 41

 Payments to Financial Intermediaries................................... 42

 Service Arrangements and Compensation.................................. 42

 Statement of Values .................................................... 42

 Services Available via the Internet and Telephone ...................... 42

 Misstatement of Age or Gender .......................................... 43

 Non-Participating Policy ............................................... 43

 Incontestability ....................................................... 43

 Independent Registered Public Accounting Firm .......................... 43

LEGAL PROCEEDINGS .......................................................43

TABLE OF SEPARATE ACCOUNT DIVISIONS.....................................44

APPENDIX A - SURRENDER TARGET PREMIUMS..................................54

APPENDIX B - ILLUSTRATIONS ..............................................55

APPENDIX C - APPLICABLE PERCENTAGES (FOR LIFE INSURANCE DEFINITION TEST) 62

ADDITIONAL INFORMATION..................................................69

SUMMARY: BENEFITS AND RISKS


This prospectus describes a flexible variable universal life insurance policy offered by the Company. This is a brief summary of the Policy's features. More detailed information follows later in this prospectus.


POLICY BENEFITS

DEATH BENEFITS AND PROCEEDS
The Company guarantees to pay a death benefit for as long as the Policy is in force. The death proceeds are paid to the beneficiary(ies) when the insured dies. Death proceeds are calculated as of the date of death of the insured. The amount of the death proceeds is:
.. the death benefit plus interest (as explained in DEATH BENEFITS AND POLICY
  VALUES - Death Proceeds);
.. minus loan indebtedness;
.. minus any overdue monthly policy charges (Overdue monthly policy charges arise when a Policy is in a grace period and the net surrender value is insufficient to cover the sum of the cost of insurance and of additional benefits provided by any rider plus other policy charges).

Death proceeds are paid in cash or applied under a benefit payment option. The Policy provides for three death benefit options. A death benefit option is elected on the application. Subject to certain conditions, the death benefit option may be changed after the Policy has been issued.


PREMIUM PAYMENT FLEXIBILITY
You may choose the amount and frequency of premium payments (subject to certain limitations).

POLICY VALUES
The policy value reflects your premium payments, partial surrenders, policy loans, unpaid loan interest, policy expenses, interest credited to the fixed account and/or the investment experience of the divisions. There is no guaranteed minimum division value.

Policy Loans
------------
A loan may be taken using the Policy as collateral. The maximum loan amount is 90% of the net surrender value.

Full Surrender
--------------
The Policy may be surrendered and any net surrender value paid to the owner. If the full surrender is within ten years of the policy date or a policy face amount increase, a surrender charge is imposed.

Partial Surrender
-----------------
On or after the first policy anniversary, a Policy may be partially surrendered and the proceeds paid to the owner. The surrender charge does not apply to partial surrenders. The minimum amount of a partial surrender is $500.

ADJUSTMENT OPTIONS
The total face amount may be increased or decreased unless the Policy is in a grace period or if monthly policy charges are being waived under a rider.

Total Face Amount Increase
--------------------------
The minimum amount of an increase is $50,000 and is subject to our underwriting guidelines in effect at the time the increase is requested.

Total Face Amount Decrease
--------------------------
On or after the first policy anniversary, a decrease in total face amount may be requested if the request does not decrease the policy face amount below $100,000.

MATURITY PROCEEDS
If the insured is living on the maturity date, we will pay the owner an amount equal to the net surrender value unless the Extended Coverage rider is in effect. Maturity proceeds are paid in cash lump sum or applied under a benefit payment option. The Policy terminates on the maturity date.

POLICY RISKS

RISKS OF POOR INVESTMENT PERFORMANCE
Policy charges and surrender charges are among the reasons why the Policy is not intended to be a short-term savings vehicle. It is possible that investment performance could cause a loss of the entire amount allocated to the divisions. Without additional premium payments, investments in the fixed account, the fixed DCA account or a death benefit guarantee rider, it is possible that no death benefit would be paid upon the insured's death.

NOTE: Each division invests in a corresponding underlying mutual fund. The underlying mutual funds are NOT available to the general public directly but are available only as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies and qualified plans. Some of the underlying mutual funds have been established by investment advisers that manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and of any underlying mutual fund may differ substantially.

POLICY TERMINATION (LAPSE)
On an ongoing basis, the Policy's net surrender value must be sufficient to cover the monthly policy charges and any loan indebtedness. It is possible that poor investment performance could cause the Policy to lapse unless additional premiums are paid. Partial surrenders or policy loans may increase the risk of lapse because the amount of either or both is not available to generate investment return or pay for policy charges. When the Policy lapses, it terminates with no value and no longer provides any life insurance benefit upon the death of the insured.

During the first five policy years, if the no-lapse premium requirement is met, the Policy will not terminate even if the Policy's net surrender value is insufficient to cover the monthly policy charge.


LIMITATIONS ON ACCESS TO SURRENDER VALUE
Partial Surrenders
------------------
.. Two partial surrenders may be made in a policy year. The minimum amount of a partial surrender is $500. The total of the amount(s) surrendered may not be greater than 75% of the net surrender value (as of the date of the request for the first partial surrender in that policy year).
.. The death benefit may be reduced by the amount of the partial surrender plus the transaction charge.

Full Surrenders
---------------
If the full surrender is within ten years of the policy date or a policy face amount increase, a surrender charge is imposed. Surrender charges are calculated based on the number of years the Policy was in force.

If you reinstate your Policy and then it is fully surrendered, a surrender charge may be imposed. The number of policy years is calculated from the original policy date through the surrender date - excluding the period during which the Policy was terminated.

Adverse Tax Consequences
------------------------
A full surrender or cancellation of the Policy by lapse or the maturity of the Policy on its maturity date may have adverse tax consequences. If the amount received by the policy owner plus any loan indebtedness exceeds the premiums paid into the Policy, then the excess generally will be treated as taxable income.

In certain employer-sponsored life insurance arrangements, participants may be required to report for income tax purposes, one or more of the following:
.. the value each year of the life insurance protection provided;
.. an amount equal to any employer-paid premiums; or .. some or all of the amount by which the current value exceeds the employer's interest in the Policy.
Participants should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal adviser, to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.

RISKS OF UNDERLYING MUTUAL FUNDS
A comprehensive discussion of the risks of each underlying mutual fund may be found in the underlying mutual fund's prospectus. As with all mutual funds, as the value of an underlying mutual fund's assets rise or fall, the fund's share price changes. If you sell your units in a division (each of which invests in an underlying mutual fund) when their value is less than the price you paid, you will lose money.

Equity Funds
------------
The biggest risk is that the fund's returns may vary, and you could lose money. The equity funds are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices. The value of an underlying mutual fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of an underlying mutual fund's portfolio could also decrease if the stock market goes down.

Income Funds
------------
A fundamental risk of fixed-income securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the underlying mutual fund's share price may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

International Funds
-------------------
The international underlying mutual funds have significant exposure to foreign markets. As a result, their returns and price per share may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

SUMMARY: FEE TABLES


The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy or surrender the Policy.

                                                         TRANSACTION FEES
 ----------------------------------------------------------------------------------------------------------------------------------
                 CHARGE                                CHARGE IS DEDUCTED:                             AMOUNT DEDUCTED
 ----------------------------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge Imposed*:
  years 0-5 (after issue or adjustment)   from each premium paid                           3.00% of premium paid (up to surrender
                                                                                            target premium) plus
                                                                                           1.25% of premium paid in excess of
                                                                                            surrender target premium
  Taxes (federal, state and local)        from each premium paid                           3.25% of premium paid
 ----------------------------------------------------------------------------------------------------------------------------------
  Maximum Deferred Surrender Charge*      from surrender proceeds                          $41.70 per $1,000 of policy face amount
  (full surrender of Policy)
 ----------------------------------------------------------------------------------------------------------------------------------
  Transfer Fees                           upon each unscheduled transfer after the first
                                          twelve unscheduled transfers in a policy year
  Guaranteed                                                                               $25.00 per unscheduled transfer
  Current                                                                                  None
 ----------------------------------------------------------------------------------------------------------------------------------

  * Sales charges and deferred surrender charges decline over time.


The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including underlying mutual fund fees and expenses.

    PERIODIC CHARGES OTHER THAN UNDERLYING MUTUAL FUND OPERATING EXPENSES
 ------------------------------------------------------------------------------
                             WHEN CHARGE
         CHARGE              IS DEDUCTED               AMOUNT DEDUCTED
 ------------------------------------------------------------------------------
  Cost of Insurance:*          monthly
   Guaranteed Minimum                          $0.06 per $1,000 of net amount
                                               at risk
   Guaranteed Maximum                          $83.33 per $1,000 of net amount
                                               at risk
   Current Charge for                          $0.23 per $1,000 of net amount
   Representative                              at risk
   Insured**
 ------------------------------------------------------------------------------
  Asset Based Charge      monthly              equivalent to:
   policy years 0-10                           0.70% of the policy value per
                                               year
   after policy year 10                        0.20% of the policy value per
                                               year
  Administration Charge
  Guaranteed Maximum                           $25.00 per month
  Current:
   through the first
   policy year                 monthly         $25.00 per month
   after the first             monthly         $10.00 per month
   policy year
 ------------------------------------------------------------------------------
  Policy loan interest                         policy years 1-10: 2.2% of loan
  (applies only if a                           balance per year (the difference
  policy loan is              annually         between
  outstanding or if the                        the interest charged on the loan
  death benefit is                             balance and the interest
  advanced                 (accrued daily)     credited to the
  due to the Benefit                           loan account)
  Advance Rider)
                                               after policy year 10: 0.00% of
                                               loan balance per year
  Optional Insurance
  Benefits:***
  Accidental Death
  Benefit Rider                monthly
   Guaranteed Minimum                          $0.03 per $1,000 of rider
                                               benefit
   Guaranteed Maximum                          $0.14 per $1,000 of rider
                                               benefit
   Current Charge for                          $0.07 per $1,000 of rider
   Representative                              benefit
   Insured**
 ------------------------------------------------------------------------------
  Benefit Advance Rider                        policy years 1-10: 5.5% of death
                              annually         proceeds advanced per year
                                               after policy year 10: 3.8% of
                                               death proceeds advanced per year
  Life Paid-Up Rider     rider exercise date
   Guaranteed Minimum                          3.5% of policy value
   Guaranteed Maximum                          7.5% of policy value
   Current Charge for
   Representative
   Insured**                                   3.5% of policy value
  Salary Increase Rider                        $0.13 per $1,000 of rider
                               monthly         benefit in excess of $30,000
  Supplemental Benefit
  Rider                        monthly
   Guaranteed Minimum                          $0.08 per $1,000 of net amount
                                               at risk
   Guaranteed Maximum                          $83.33 per $1,000 of net amount
                                               at risk
   Current Charge for
   Representative                              $0.09 per $1,000 of net amount
   Insured**                                   at risk
  Waiver of Monthly
  Policy Charges Rider         monthly
   Guaranteed Minimum                          $0.01 per $1,000 of net amount
                                               at risk
   Guaranteed Maximum                          $0.51 per $1,000 of net amount
                                               at risk
   Current Charge for
   Representative                              $0.04 per $1,000 of net amount
   Insured**                                   at risk
  Waiver of Specified
  Premium Rider                monthly
   Guaranteed Minimum                          $0.15 per $100 of planned
                                               periodic premium
   Guaranteed Maximum                          $0.94 per $100 of planned
                                               periodic premium
   Current Charge for                          $0.47 per $100 of planned
   Representative                              periodic premium
   Insured**
 ------------------------------------------------------------------------------

    * The cost of insurance rate at issue and for any underwritten total face amount increase is based on the gender, issue age and age at adjustment, duration since issue and since adjustment, smoking status, and risk classification of the insured. The charge shown in the table may not be representative of the charge that a particular policy owner will pay. Typically, cost of insurance rates are lower for insureds who: are non-smokers; have a risk classification of preferred; are younger; and are fully underwritten. You may obtain more information about the particular cost of insurance charge that would apply to you from your registered representative or by phoning 1-800-247-9988.

    ** Representative Insured is a 45-year old male with a risk classification of preferred non-smoker.

    *** Rates shown assume that the insured's risk classification is standard or better.


The next item shows the minimum and maximum total operating expenses charged by the underlying mutual funds that you may pay periodically during the time that you own the contract. More detail concerning the fees and expenses of each underlying mutual fund is contained in its prospectus.


Annual Underlying Mutual Fund Operating Expenses as of December 31, 2006.

                                                                            MINIMUM        MAXIMUM
 -----------------------------------------------------------------------------------------------------
 Total annual underlying mutual fund operating expenses (expenses that    0.26
 are deducted from underlying mutual fund assets, including management    %                     %
 fees, distribution and/or service (12b-1) fees and other expenses)
 -----------------------------------------------------------------------------------------------------

The following table shows the fees and expenses charged by each underlying mutual fund as discussed n each fund's current prospectus for the fiscal year ended December 31, 2006.

                                                                  ACQUIRED
                                                                    FUND
                                                                ("UNDERLYING
                                                                   FUND")                    TOTAL                   CONTRACTUAL
 UNDERLYING MUTUAL      MANAGEMENT                    OTHER       FEES AND                   GROSS                       NET
 FUNDS                     FEES     12B-1 FEES/(1)/  EXPENSES  EXPENSES /(3)/           EXPENSES /(//2)/               EXPENSES
 -----------------         ----     ---------------  --------  --------------           ----------------             -----------
 AIM V.I. Capital
 Appreciation Fund -
 Series II Shares         0.61%          0.25%        0.30%           /                              1.16%/(//4//)/
 AIM V.I. Core Equity
 Fund - Series II
 Shares                   0.61           0.25         0.28         0.02%                             1.16/(4)/
 AIM V.I. Global
 Health Care Fund -
 Series I Shares          0.75            N/A         0.35         0.01                                 1.11/(//4//)(//5//   /
 American Century VP
 Income & Growth Fund
 - Class II               0.70           0.25         0.00            /                                 0.95/(//6//)/
 American Century VP
 Ultra Fund - Class II    0.90           0.25         0.00            /                                 1.15/(//6//)/
 American Century VP
 Value Fund - Class II    0.83           0.25         0.00            /                                 1.08/(//6//)/
 Dreyfus VIF
 Developing Leaders
 Portfolio -
 Service Class            0.75           0.25         0.08         0.02                                 1.10
 Fidelity VIP
 Contrafund Portfolio
 - Service Class 2        0.57           0.25         0.09            /                                 0.91/(//7//)/
 Fidelity VIP
 Equity-Income
 Portfolio - Service
 Class 2                  0.47           0.25         0.10            /                                 0.82
 Fidelity VIP Growth
 Portfolio - Service
 Class 2                  0.57           0.25         0.12            /                                 0.94/(8)/
 Fidelity VIP High
 Income Portfolio -
 Service Class 2          0.57           0.25         0.15                                              0.97
 Fidelity VIP Mid Cap
 Portfolio - Service
 Class 2                  0.57           0.25         0.11            /                                 0.93/(//7//)/
 MFS VIT New Discovery
 Series - Service
 Class                    0.90           0.25         0.13            /                                 1.28/(//9//)/
 Principal VCF Asset
 Allocation Account -
 Class 1                  0.80            N/A         0.03                                              0.83
 Principal VCF
 Balanced Account -
 Class 1                  0.59            N/A         0.04                                              0.63
 Principal VCF Bond
 Account - Class 1        0.43            N/A         0.09                                              0.52
 Principal VCF Capital
 Value Account - Class
 1                        0.60            N/A         0.00                                              0.60
 Principal VCF
 Diversified
 International Account
 - Class 1                0.84            N/A         0.07            /                                 0.91/(//10//)/
 Principal VCF Equity
 Growth Account -
 Class 1                  0.76            N/A         0.00                                              0.76
 Principal VCF Equity
 Income I Account -
 Class 1                  0.49            N/A         0.04                                               0.53/(//10//)(1//1
 Principal VCF
 Government & High
 Quality Bond
 Account - Class 1        0.45            N/A         0.11                                               0.56
 Principal VCF Growth
 Account - Class 1        0.68            N/A         0.01                                               0.69/(//10//)//(12
 Principal VCF
 International
 Emerging Markets
 Account - Class 1        1.25            N/A         0.19            /                                  1.44
 Principal VCF
 International
 SmallCap Account -
 Class 1                  1.18            N/A         0.09            /                                  1.27
 Principal VCF
 LargeCap Blend
 Account - Class 1        0.75            N/A         0.01                                               0.76/(//10//)/
 Principal VCF
 LargeCap Stock Index
 Account - Class 1        0.25            N/A         0.01            /                                  0.26
 Principal VCF
 LargeCap Value
 Account - Class 1        0.75            N/A         0.01                                               0.76
 Principal VCF MidCap
 Account - Class 1        0.57            N/A         0.00                                               0.57
 Principal VCF MidCap
 Growth  Account -
 Class 1                  0.90            N/A         0.02                                               0.92
 Principal VCF MidCap
 Value Account - Class
 1                        1.05            N/A         0.01                                               1.06
 Principal VCF Money
 Market Account -
 Class 1                  0.48            N/A         0.01                                               0.49/(//10//)/
 Principal VCF
 Principal LifeTime
 2010 Account - Class
 1                        0.12            N/A         0.04         0.62                                  0.78              0.78/(1//
 Principal VCF
 Principal LifeTime
 2020 Account - Class
 1                        0.12            N/A         0.02         0.63                                  0.77              0.76/(1//
 Principal VCF
 Principal LifeTime
 2030 Account - Class
 1                        0.12            N/A         0.09         0.67                                  0.88              0.83/(1//
 Principal VCF
 Principal LifeTime
 2040 Account - Class
 1                        0.12            N/A         0.20         0.69                                  1.01              0.82/(1//
 Principal VCF
 Principal LifeTime
 2050 Account - Class
 1                        0.12            N/A         0.32         0.71                                  1.15              0.83/(1//
 Principal VCF
 Principal LifeTime
 Strategic Income
 Account - Class 1        0.12            N/A         0.09         0.58                                  0.79              0.72/(1//
 Principal VCF Real
 Estate Securities
 Account - Class 1        0.87            N/A         0.00                                               0.87/(//10)/
 Principal VCF
 Short-Term Bond
 Account - Class 1        0.50            N/A         0.14                                               0.64
 Principal VCF
 SmallCap Account -
 Class 1                  0.85            N/A         0.02                                               0.87
 Principal VCF
 SmallCap Growth
 Account - Class 1        1.00            N/A         0.02                                               1.02/(//10//)/
 Principal VCF
 SmallCap Value
 Account - Class 1        1.08            N/A         0.03                                               1.11              1.01/(10)
 Principal VCF
 Strategic Asset
 Management Balanced
 Portfolio - Class 1      0.25            N/A         0.01         0.66                                  0.92/(1//4//)/
 Principal VCF
 Strategic Asset
 Management
 Conservative Balanced
 Portfolio - Class 1      0.25            N/A         0.01         0.62                                  0.88/(1//4//)/
 Principal VCF
 Strategic Asset
 Management
 Conservative Growth
 Portfolio - Class 1      0.25            N/A         0.01         0.69                                  0.95/(1//4//)/
 Principal VCF
 Strategic Asset
 Management Flexible
 Income Portfolio -
 Class 1                  0.25            N/A         0.01         0.59                                  0.85/(1//4//)/
 Principal Strategic
 Asset Management
 Strategic Growth
 Portfolio - Class 1      0.25            N/A         0.01         0.73                                  0.99/(1//4//)/
 Wells Fargo Advantage
 VT Asset Allocation
 Fund                     0.55           0.25         0.22            /                                  1.02/(1//5//)/    1.00
 Wells Fargo Advantage
 VT Equity Income Fund    0.55           0.25         0.24            /                                  1.04/(1//5//)/    1.00
 Wells Fargo Advantage
 VT Large Company
 Growth Fund              0.55           0.25         0.24            /                                  1.04/(1//5//)/    1.00

/ //(1)/ Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
/ //(2)/ The Company and Princor Financial Services Corporation may receive a portion of the underlying fund expenses for record keeping, marketing and distribution services.
/ //(3)/ Acquired fund fees and expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies.
/ //(4)/ The fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I and Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.30% for Series I and 1.45% for Series II of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the 1.30% for Series I and 1.45% for Series II cap: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (v) expenses related to a merger or reorganization, as approved by the fund's board of trustees and
 (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the fund may also benefit from a one time credit to be used to offset future custodian expenses. Those credits are used to pay certain expenses incurred by the fund. This expense limitation agreement is in effect through April 30, 2008.
/ //(//5//)/ Through April 30, 2008, the advisor has contractually agreed to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the fund does not exceed a specified maximum annual advisory fee rate, wherein the fee rate includes breakpoints and is based upon net asset levels. The fund's maximum annual advisory fee rate ranges from 0.75% (for average net assets up to $250 million) to 0.68% (for average net assets over $10 billion).
/ //(//6//)/ The fund has a stepped fee schedule. As a result, the fund's management fee rate generally decreases as the fund's assets increase and increases as the fund's assets decrease. Other expenses, which include the fees and expenses of the fund's independent directors and their legal counsel, interest, and fees and expenses incurred indirectly by the fund as a result of investment in shares of one or more mutual funds, hedge funds, private equity funds or other pooled investment vehicles, were less than 0.005% for the most recent fiscal year.
/ //(//7//)/ A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been VIP Contrafund 0.90% and VIP Mid Cap 0.91%. These offsets may be discontinued at any time.
/ //(8)/ A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. Including this reduction, the total class operating expenses would have been 0.92%. These offsets may be discontinued at any time.
/ //(//9//)/ An expense offset arrangement that reduces the fund' custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.
/ //(//10//) /Principal has contractually agreed to limit the Account's expenses attributable to Class 1 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008. The expense limits will maintain a total level of operating expenses, excluding interest expenses, (expressed as a percent of average net assets on an annualized basis) not to exceed 1.04% for Diversified International; 0.66% for Equity Income I; 0.80% for Growth; 0.78% for LargeCap Blend; 0.72% for Money Market; 0.90% for Real Estate; 1.02% for SmallCap Growth: and 1.01% for SmallCap Value.
/ //(1//1//) /The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.
/ //(12) /Expense information has been restated to reflect current fees. The
 Account's management fees were increased effective January 8, 2007.
/ //(1//3//)/ Principal has contractually agreed to limit the Account's expenses
 (not including underlying fund expenses) and if necessary, pay expenses normally payable by the Accounts, excluding interest expense, through the period ending April 29, 2008. The expense limits will maintain a total level of operating expenses, excluding interest expenses, (expressed as a percent of average net assets on an annualized basis) not to exceed 0.16% for Principal LifeTime 2010 Account; 0.13% for Principal LifeTime 2020 Account; 0.16% for Principal LifeTime 2030 Account; 0.13% for Principal LifeTime 2040 Account; 0.12% for Principal LifeTime 2050 Account and 0.14% for Principal LifeTime Strategic Income Account.

/ //(1//4//) /The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis. Principal has contractually agreed to limit the Portfolio's expenses (not including underlying fund expenses) and if necessary, pay expenses normally payable by the Portfolios, through the period ending April 29, 2008. The expense limits will maintain a total level of operating expenses, excluding interest expense, (expressed as a percent of average net assets on an annualized basis) not to exceed 0.30% for the Flexible Income Portfolio; 0.35% for the Conservative Balanced Portfolio; 0.28% for the Balanced Portfolio; 0.29% for the Conservative Growth Portfolio; and 0.30% for the Strategic Growth Portfolio.
/ //(1//5//)/ Wells Fargo has implemented a breakpoint schedule for the Funds' management fees. The management fees charged to the Funds will decline as a Fund's assets grow and will continue to be based on a percentage of the Fund's average daily net assets. Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Wells Fargo has committed through April 30, 2008 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown, and may include expenses of any money market or other fund held by the fund. The breakpoint schedule for the Asset Allocation, Equity Income and Large Company Growth Funds is as follows:
 0.55% from $0 to $499 million; 0.50% for assets from $500 million to $999 million; 0.45% for assets from $1 billion to $2.99 billion; 0.425% for assets from $3 billion to $4.99 billion; and 0.40% for assets $5 billion and higher.

GLOSSARY


ADJUSTMENT - change to your Policy resulting from an increase or decrease in policy face amount or a change in: smoking status; death benefit option; rating or riders.


ADJUSTMENT DATE - the monthly date on or next following the Company's approval of a requested adjustment.


ATTAINED AGE - the insured's issue age plus the number of full policy years since the policy date.


BUSINESS DAY - any date that the New York Stock Exchange ("NYSE") is open for trading and trading is not restricted.


CUMULATIVE DEATH BENEFIT GUARANTEE PREMIUM - a premium which is required to be paid in order to guarantee the Policy will not lapse for a specific number of years.


DIVISION - a part of the Separate Account which invests in shares of a mutual fund.


DOLLAR COST AVERAGING - a program in which premiums are systematically transferred from one account or division, typically the fixed account or money market division, into other division(s).


DOLLAR COST AVERAGING DURATION (DCA DURATION) - the length of time over which the entire fixed DCA account value is transferred to the fixed account and/or divisions.


EFFECTIVE DATE - the date on which all requirements for issuance of a Policy have been satisfied.


FACE AMOUNT - life insurance coverage amount. It is referred to as the total face amount.


FIXED ACCOUNT - that part of the Policy that is not in the divisions, fixed DCA account or loan account.


FIXED DCA ACCOUNT - an account to which net premiums may be allocated and from which a portion of the policy value is transferred on a monthly basis over the DCA duration.


GENERAL ACCOUNT - assets of the Company other than those allocated to any of our Separate Accounts.


INSURED - the person named as the "insured" on the most recent application for the Policy. The insured may or may not be the owner.


LOAN ACCOUNT - that part of the policy value that reflects the value transferred from the division(s), fixed DCA account and/or fixed account as collateral for a policy loan.


LOAN INDEBTEDNESS - the amount of any policy loan and unpaid loan interest.


MATURITY DATE - the policy anniversary nearest the insured's 100th birthday.


MAXIMUM PREMIUM EXPENSE CHARGE - the maximum charge deducted from premium payments to cover a sales charge and taxes (federal, state and local).


MINIMUM MONTHLY PREMIUM - the amount that, if paid, will keep the Policy in force for one month (not taking into account the current monthly policy charge and surrender charge).


MONTHLY DATE - the day of the month which is the same day as the policy date.


     Example: If the policy date is September 5, 2005, the first monthly date is October 5, 2005.


MONTHLY POLICY CHARGE - the amount subtracted from the policy value on each monthly date equal to the sum of the cost of insurance and of additional benefits provided by any rider plus the monthly administration charge and asset based charge in effect on the monthly date.


NET AMOUNT AT RISK - the amount upon which cost of insurance charges are based. It is the result of:
  . the death benefit (as described in the Policy) at the beginning of the policy month, divided by 1.0024663; minus
  . the policy value at the beginning of the policy month calculated as if the monthly policy charge was zero.

NET POLICY VALUE - the policy value minus any loan indebtedness.


NET PREMIUM - the gross premium less the deductions for the premium expense charge. It is the amount of premium allocated to the divisions, fixed account and/or fixed DCA account.


NET SURRENDER VALUE - surrender value minus any loan indebtedness.


NO LAPSE GUARANTEE PREMIUM - a premium which is required to be paid in order to guarantee the Policy will not lapse in the first five years.


NOTICE - any form of communication received in our home office which provides the information we need which may be in writing sent to us by mail, or another manner that we approve in advance.


OWNER - the person, including joint owner, who owns all the rights and privileges of this Policy.


POLICY DATE - the date from which monthly dates, policy years and policy anniversaries are determined; the policy date may not be in the future and will never be the 29th, 30th, or 31st of any month.


POLICY FACE AMOUNT - the insurance benefit provided by the Policy without any riders.


POLICY VALUE - the sum of the values in the divisions, the fixed account, the fixed DCA account and the loan account.


POLICY YEAR - the one-year period beginning on the policy date and ending one day before the policy anniversary and any subsequent one year period beginning on a policy anniversary.
     Example: If the policy date is September 5, 2005, the first policy year ends on September 4, 2006. The first policy anniversary falls on September 5, 2006.

PREMIUM EXPENSE CHARGE - the charge deducted from premium payments to cover a sales charge and state, local and federal taxes.


PRORATED BASIS - is the proportion that the value of a particular division, the fixed account or the fixed DCA account bears to the total value of all divisions, the fixed account and the fixed DCA account.


SURRENDER TARGET PREMIUM - a premium amount which is used to determine any applicable premium expense charge and surrender charge under a Policy. Surrender target premiums are provided in Appendix A.


SURRENDER VALUE - policy value minus any surrender charge.


TOTAL FACE AMOUNT - policy face amount plus face amount of the supplemental benefit rider, if any.


UNDERLYING MUTUAL FUND - a registered open-end investment company, or a separate investment account or portfolio thereof, in which a division invests.


UNIT - the accounting measure used to calculate the value of each division.


VALUATION PERIOD - the period begins at the close of normal trading on the NYSE, generally 4:00 p.m. E.T. on each business day, and ends at the close of normal trading of the NYSE on the next business day.


WRITTEN REQUEST - actual delivery to the Company at our office of a written notice or request, signed and dated, on a form we supply or approve.


Your notices may be mailed to us at:
   Principal Life Insurance Company
   P O Box 9296
   Des Moines, Iowa 50306-9296
   Phone: 1-800-247-9988

YOU - the owner of the Policy.

CORPORATE ORGANIZATION AND OPERATION


THE COMPANY
The Company is a stock life insurance company with its home office at: Principal Financial Group, Des Moines, Iowa 50306. It is authorized to transact life and annuity business in all of the United States and the District of Columbia. The Company is a wholly owned subsidiary of Principal Financial Services, Inc., which in turn, is a directly wholly owned subsidiary of Principal Financial Group, Inc.

On June 24, 1879, the Company was incorporated under Iowa law as a mutual life insurance company named Bankers Life Association. It changed its name to Bankers Life Company in 1911 and then to Principal Mutual Life Insurance Company in 1986. The name change to Principal Life Insurance Company and reorganization into a mutual holding company structure took place July 1, 1998. Effective October 26, 2001, Principal Mutual Holding Company converted to a stock company and Principal Financial Group, Inc. completed its initial public offering.


PRINCIPAL LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
The Separate Account was established under Iowa law on November 2, 1987. It was then registered as a unit investment trust with the SEC. This registration does not involve SEC supervision of the investments or investment policies of the Separate Account.

The income, gains, and losses, whether or not realized, credited to or charged against the Separate Account reflect the Separate Account's own investment experience and not the investment experience of the Company's other assets. Assets of the Separate Account may not be used to pay any liabilities of the Company other than those arising from the policies funded by the Separate Account. The Company is obligated to pay all amounts promised to Policy owners under the Policy.


THE FUNDS
The assets of each division of the Separate Account invest in a corresponding underlying mutual fund. The Company purchases and sells fund shares for the Separate Account at their net asset value. The assets of each division are separate from the others. A division's performance has no effect on the investment performance of any other division.

The funds are mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies. A full description of the funds, their investment objectives, policies and restrictions, charges and expenses and other operational information is contained in the attached prospectuses (which should be read carefully before investing). ADDITIONAL COPIES OF THESE DOCUMENTS ARE AVAILABLE WITHOUT CHARGE FROM A SALES REPRESENTATIVE OR BY CONTACTING OUR HOME OFFICE AT 1-800-247-9988.


The Table of Separate Account Divisions later in this prospectus contains a brief summary of the investment objectives of, and sub-advisor for, each division.

New divisions may be added and made available. Divisions may also be eliminated from the Separate Account following SEC approval.

Deletion or Substitution of Investments
---------------------------------------
We reserve the right to make certain changes if, in our judgement, they best serve your interests or are appropriate in carrying out the purpose of the Policy. Any changes are made only to the extent and in the manner permitted by applicable laws. Also, when required by law, we will obtain your approval of the changes and approval from any appropriate regulatory authority. Approvals may not be required in all cases. Examples of the changes we may make include:
.. transfer assets in any division to another division or to the fixed account; .. add, combine or eliminate divisions; or .. substitute the shares of a division for shares in another division:
  . if shares of a division are no longer available for investment; or . if in our judgement, investment in a division becomes inappropriate considering the purposes of the division.

If we eliminate or combine existing divisions or transfer assets from one division to another, you may change allocation percentages and transfer any value in an affected division to another division(s) and/or the fixed account without charge. You may exercise this exchange privilege until the later of 60 days after a) the effective date of the change, or b) the date you receive notice of the options available. You may only exercise this right if you have an interest in the affected division(s).


Voting Rights
-------------
We vote division shares at shareholder meetings of the underlying mutual funds. We follow the voting instructions received from people having the voting interest in the division shares.

You have a voting interest under a Policy. You have one vote for each $100 of policy value in the division(s). Fractional votes are allocated for amounts less than $100. The number of votes on which you have the right to instruct us is determined as of a date established by the mutual fund for setting the shareholders eligible to vote.


According to procedures adopted by the mutual fund, voting instructions are solicited by a written proxy statement before a shareholder meeting. We vote other underlying mutual fund shares, for which no voting instructions are received, in the same proportion as the shares for which we receive voting instructions. Underlying mutual fund shares held in our general account are voted in proportion to instructions that are received with respect to the participating contracts.


If we determine, under applicable law, that underlying mutual fund shares need not be voted according to the instructions received, we may vote underlying mutual fund shares held in the Separate Account in our own right.


We may, when required by state insurance regulatory authorities, disregard voting instructions. This may be done if the instructions would require shares to be voted to:
.. change a subclassification or investment objective of the underlying mutual fund;
.. disapprove an investment advisory contract of the underlying mutual fund; or .. approve changes initiated by an owner in the investment policy or investment advisor of the underlying mutual fund if we reasonably disapprove of the changes. The change would be disapproved only if:
  . the proposed change is contrary to state law;
  . prohibited by state regulatory authorities; or . we determine the change is inconsistent with the investment objectives of the mutual fund.

THE FIXED ACCOUNT AND FIXED DCA ACCOUNT
The fixed account and the fixed DCA account are part of our general account. Because of exemptions and exclusions contained in the Securities Act of 1933 and the Investment Company Act of 1940, the fixed account, the fixed DCA account and any interest in them are not subject to the provisions of these acts. As a result the SEC has not reviewed the disclosures in this prospectus relating to the fixed accounts. However, disclosures relating to them are subject to generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. You may obtain more information regarding the fixed accounts from our home office or from a sales representative.

Our obligations with respect to the fixed accounts are supported by our general account. Subject to applicable law, we have sole discretion over the investment of assets in the general account.


We guarantee that net premiums allocated to the fixed accounts accrue interest daily at an effective annual rate of 3% compounded annually. We may, in our sole discretion, credit interest at a higher rate.

We may defer payment of proceeds payable out of the fixed accounts for a period of up to six months.

The Fixed Account
-----------------
The value of your fixed account on any business day is:
.. net premiums allocated to the fixed account
.. plus transfers from the division(s) and/or fixed DCA account
.. plus interest credited to the fixed account
.. minus surrenders, surrender charges and monthly policy charges
.. minus transfers to the loan account
.. minus transfers to the division(s).

The Fixed Dollar Cost Averaging (DCA) Account
---------------------------------------------
You may elect to have net premiums allocated to a fixed DCA account. The fixed DCA account must be selected at the time of application and requires an initial minimum net premium of $1,000. You may select either a 6-month or a 12-month DCA duration. The DCA duration cannot be renewed or extended. During the DCA duration, subsequent net premiums may be allocated to the fixed DCA account.

On the 21st day from the effective date, a portion of the value in the fixed DCA account is transferred each monthly date during the DCA duration. If the monthly date is not a business day, the transfer occurs on the next business day. The transfers are allocated to the divisions and/or to the fixed account according to your Fixed DCA allocation instructions.


On each monthly date, the amount of the transfer is (a) divided by (b) where
    (a) is the value of your fixed DCA account (which includes net premiums and interest credited); and
    (b) is the number of months remaining in the DCA duration.
For example, if your fixed DCA account has a value of $4,000 and four months remain in the DCA duration, the transfer amount would be $1,000 ($4,000 / 4).

The credited interest rate on the fixed DCA account is generally higher than the rate on the fixed account. Net premiums are credited at the interest rate in effect on the date the net premium is allocated to the fixed DCA account. The 6-month DCA duration and the 12-month DCA duration generally have different credited interest rates.


You may make unscheduled transfers from the fixed DCA account to divisions and/or the fixed account. Transfers into the fixed DCA account are not permitted.


After the DCA duration, net premiums may not be allocated to the fixed DCA account. If at the end of the DCA duration your premium allocation percentages include allocating a portion of net premiums to the fixed DCA account, that portion will be allocated to the Money Market Division until you give us instructions otherwise.


CHARGES AND DEDUCTIONS


We make certain charges and deductions to support operation of the Policy and the Separate Account. Some charges are deducted from premium payments when they are received. Other charges are deducted on a monthly basis while others are deducted at the time a Policy is surrendered or terminated. These charges are intended to cover distribution expenses (commissions paid to registered representatives, printing of prospectuses and advertising), administrative expenses (processing applications; conducting medical examinations; determining insurability; establishing and maintaining records; processing death benefit claims and policy changes, reporting and overhead), mortality expenses and profit.


PREMIUM EXPENSE CHARGE (SALES CHARGE AND TAXES)
When we receive your premium payment, we deduct a premium expense charge.

Deductions from premiums during each of the first five years and with respect to premiums made because of a policy face amount increase, during the first five years after the increase, equal:
.. sales load of 3.00% of premiums paid up to surrender target premium (1.25% of premiums in excess of surrender target premium)
.. plus 2.00% (of premiums paid) for state and local taxes
.. plus 1.25% (of premiums paid) for federal taxes.

Deductions from premiums after the fifth policy year (and five years after a policy face amount increase) are:
.. 2.00% (of premiums paid) for state and local taxes
.. plus 1.25% (of premiums paid) for federal taxes.

The sales load is intended to pay us for distribution expenses including commissions paid to sales representatives, printing of prospectuses and sales literature and advertising.

The actual taxes we pay vary from state to state. We approximate the average tax rate we expect to pay on premiums we receive from all states.


Surrender Target Premium
------------------------
The surrender target premium is based on the gender, if applicable, age and risk classification of the insured (see APPENDIX A- SURRENDER TARGET PREMIUM). The surrender target premium is a calculated premium amount used to determine the premium expense change and the surrender charge. The surrender target premium is not required to be paid.

SURRENDER CHARGE
A surrender charge is imposed upon full surrender of the Policy within ten years of the policy date or of a policy face amount increase. In addition, if you reinstate your Policy and then it is fully surrendered, a surrender charge may be imposed.

Surrender charges vary based on the surrender target premium of the Policy, age at issue or adjustment, state of issue and number of policy years since issue or adjustment. The charge applies only during the first ten policy years unless there is a policy face amount increase. A policy face amount increase has its own surrender charge period that begins on the adjustment date. The total surrender charge on the Policy is the sum of the surrender charges for the policy face amount at issue and each policy face amount increase. The surrender charge is not affected by any decrease in policy face amount or any change in policy face amount resulting from a change of death benefit options.


The surrender charge on an early surrender or Policy lapse is significant. As a result, you should purchase a Policy only if you have the financial capacity to keep it in force for a substantial period of time.


The surrender charge compensates us for expenses relating to the sale of the Policy.


Surrender charge percentage
---------------------------
The surrender charge is (a) multiplied by (b) multiplied by (c) where:
    (a) is the surrender target premium calculated using the rates in Appendix
    A;
    (b) is the percentage shown below:

                                                                 POLICY WRITTEN IN OTHER
    AGE AT ISSUE OR FACE  POLICY WRITTEN IN  POLICY WRITTEN IN      THAN NEW YORK AND
      AMOUNT INCREASE         NEW YORK         PENNSYLVANIA           PENNSYLVANIA
    --------------------  -----------------  -----------------   -----------------------
            0-60                100%               100%                   100%
           61-65                 94                100                    100
           66-70                 89                100                    100
           71-75                 84                100                    100
           76-80                 65                 75                     80
           81-85                 53                 60                     65


    (c) is the applicable surrender charge percentage shown below:

                  SURRENDER CHARGE PERCENTAGE TABLE
                  ---------------------------------
      NUMBER OF YEARS SINCE POLICY     THE FOLLOWING PERCENTAGE OF
    DATE AND/OR FACE AMOUNT INCREASE   SURRENDER CHARGE IS PAYABLE
    --------------------------------   ---------------------------
              0 through 5                        100.00%
                   6                              95.24
                   7                              85.71
                   8                              71.43
                   9                              52.38
                   10                             28.57
              11 and later                        00.00



MONTHLY POLICY CHARGE
The monthly policy charge is made up of:
.. a charge for the cost of insurance;
.. a monthly administration charge;
.. an asset based charge; and
.. any charge for an optional insurance benefit added by rider(s).

On the policy date and each monthly date thereafter, we deduct the charge from your policy value in the divisions, fixed account and/or fixed DCA account (but not your loan account). The deduction is made using your current monthly policy charge allocation percentages. Your allocation percentages may be:
.. the same as allocation percentages for premium payments;
.. determined on a prorated basis; or
.. determined by any other allocation method which we agree upon.
For each division, the fixed account and/or fixed DCA account, the allocation percentage must be zero or a whole number. The total of the allocation percentages must equal 100. Allocation percentages may be changed without charge. A request for an allocation change is effective once approved by us, as of the next monthly date. If we cannot follow your instructions because of insufficient value in any fixed account, fixed DCA account and/or the division, the monthly policy charge is deducted on a prorated basis.

Cost of Insurance Charge
------------------------
This charge compensates us for providing insurance protection under the Policy.

The monthly cost of insurance charge is (a) multiplied by (b) where:
    (a) is the cost of insurance rate (described below) divided by 1,000; and
    (b) is the net amount at risk.

The net amount at risk is the difference between the death benefit and policy value (see Glossary for exact formula). The lower the policy value, the higher the net amount at risk thus higher costs of insurance charges. The net amount at risk is affected by investment performance, policy loans, payment of premiums, fees and charges under the Policy, death benefit option chosen, partial surrenders and face amount adjustments.


Different cost of insurance rates may apply to policy face amount increases and to supplemental benefit riders. The cost of insurance for the increase is based on the insured's gender*, issue age, duration since issue, smoking status, and risk classification at the time of the increase. The guaranteed maximum cost of insurance rate for the increase is based on the insured's gender*, attained age and risk classification at the time of the increase.
  * The cost of insurance rate for Policies issued in states which require unisex pricing or in connection with employment related insurance and benefit plans is not based on the gender of the insured.


Groups and persons buying Policies under a sponsored arrangement may apply for flexible underwriting. If flexible underwriting is granted, the cost of insurance charge may increase because of higher anticipated mortality experience. Flexible underwriting programs currently available include: batch underwriting, simplified issue underwriting and guaranteed issue underwriting.


Special underwriting programs are offered that provide simplified underwriting. The cost of insurance rates for healthy individuals are greater under simplified underwriting than on Policies subjected to full underwriting.


Monthly Administration Charge
-----------------------------
This charge reimburses us for the costs of maintaining the Policy, including for accounting and record keeping.


CURRENT CHARGES . The current monthly administrative charge is $25.00 per month during the first policy year. After the first policy year, the administrative charge is $10.00 per month.



GUARANTEED ADMINISTRATION CHARGES . In all policy years, the guaranteed maximum monthly administration charge is $25.00 per month.

Asset Based Charge
------------------
The asset based charge compensates us for distribution and administrative expenses.

Each month during the first ten policy years, we deduct an asset based charge at an annual rate of 0.70% of the policy value. Each month thereafter, we deduct a charge at an annual rate of 0.20% of the policy value.


We reserve the right to increase the annual rate after the tenth policy year but guarantee that the maximum annual rate will not exceed 0.70%. If we increase the annual rate, the increase will only apply to policies issued on or after the date of the increase.

UNDERLYING MUTUAL FUND CHARGES
The assets of each division are used to purchase shares in a corresponding mutual fund at net asset value. The net asset value of the mutual fund reflects management fees and operating expenses already deducted from the assets of the mutual fund. Current management fees and operating expenses for a mutual fund are shown in the prospectus for the underlying mutual fund.

GENERAL DESCRIPTION OF THE POLICY


THE CONTRACT
The entire contract is made up of applications, amendments, riders and endorsements attached to the Policy, current data pages, copies of any supplemental applications, amendments, endorsements and revised data pages which are mailed to you. No statement, unless made in an application, is used to void a Policy (or void an adjustment in the case of an adjustment application). Only our corporate officers can agree to change or waive any provisions of a Policy. Any change or waiver must be in writing and signed by an officer of the Company.

The descriptions that follow are based on provisions of the Policy offered by this prospectus.


RIGHTS UNDER THE POLICY
Ownership
---------
Unless changed, the owner(s) is as named in the application. The owner(s) may exercise every right and privilege of the Policy, subject to the rights of any irrevocable beneficiary(ies) and any assignee(s).

All rights and privileges of ownership of a Policy end if death proceeds are paid, upon the maturity date (unless there is an extended coverage rider in force), if the Policy is surrendered or if the grace period ends without our receiving the payment required to keep the Policy in force.


If an owner dies before the Policy terminates, the surviving owner(s), if any, succeeds to that person's ownership interest, unless otherwise specified. If all owners die before the Policy terminates, the Policy passes to the estate of the last surviving owner. With our consent, you may specify a different arrangement for contingent ownership.


You may change your ownership designation at any time. Your request must be in writing and approved by us. After approval, the change is effective as of the date you signed the request for change. We reserve the right to require that you send us the Policy so that we can record the change.


Beneficiary
-----------
If the insured dies before the maturity date, we pay death proceeds to your named beneficiary(ies). You have the right to name a beneficiary(ies) and contingent beneficiary(ies). This may be done as part of the application process or by sending us a written request. Unless you have named an irrevocable beneficiary, you may change your beneficiary designation by sending us a written request. After approval, the change is effective as of the date you signed the request for change. We reserve the right to require that you send us the Policy so that we can record the change.

If no beneficiary(ies) survives the insured, the death proceeds are paid to the owner(s) or the estate of the owner(s) in equal percentages unless otherwise specified.


Assignment
----------
You may assign your Policy. Each assignment is subject to any payments made or action taken by the Company prior to our notification of the assignment. We assume no responsibility for the validity of any assignment.

An assignment must be made in writing and filed with us at our home office. The irrevocable beneficiary(ies), if any, must authorize any assignment in writing. Your rights, as well as those of the beneficiary(ies), are subject to any assignment on file with us.

POLICY LIMITATIONS
Division Transfers
------------------
You may transfer amounts between the divisions and/or the fixed account. You must specify the dollar amount or whole percentage to transfer from each division. The transfer is made, and the values determined as of the end of the valuation period in which we receive your request. In states where allowed, we reserve the right to reject transfer instructions from someone providing them for multiple Policies for which he or she is not the owner.

You may request an unscheduled transfer or set up a periodic transfer by:
.. sending us a written request;
.. calling us if telephone privileges apply (1-800-247-9988); or
.. visiting www.principal.com (if internet privileges apply).

You may not make a transfer to the fixed account if:
.. a transfer has been made from the fixed account to a division within six months; or
.. immediately after the transfer, the fixed account value would be more than $1,000,000 (without our prior approval).


UNSCHEDULED TRANSFERS . You may make unscheduled transfers from a division to another division or to the fixed account. The minimum transfer amount is the lesser of $100 or the value of your division.

We reserve the right to impose a transfer fee of up to $25 on each unscheduled transfer after the first twelve unscheduled transfers in a policy year.



SCHEDULED TRANSFERS . You may elect to have automatic transfers made out of one division into one or more of the other divisions and/or the fixed account. You choose the investment options, the dollar amount and timing of the transfers. There is no transfer fee on scheduled transfers. There is no charge for participation in the scheduled transfer program.

Automatic transfers are designed to reduce the risks that result from market fluctuations. They do this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. The success of this strategy depends on market trends and is not guaranteed.

     Example:

         MONTH       AMOUNT INVESTED      SHARE PRICE      SHARES PURCHASED
         -----       ---------------      -----------      ----------------
       January           $    100           $ 25.00                       4
       February          $    100           $ 20.00                       5
       March             $    100           $ 20.00                       5
       April             $    100           $ 10.00                      10
       May               $    100           $ 15.00                       6
       June              $    100           $ 20.00                       5
                         --------           -------                       -
       Total             $    600           $110.00                      35



In the example above, the average share price is $18.33 (total of share prices ($110.00) divided by number of purchases (6)) and the average share cost is $17.14 (amount invested ($600.00) divided by number of shares purchased (35)).

Automatic transfers are made on a periodic basis.
.. The amount of the transfer is:
  . the dollar amount you select (the minimum is the lesser of $100 or the value of the division); or
  . a percentage of the division value as of the date you specify (other than the 29th, 30th or 31st).
.. You select the transfer date (other than the 29th, 30th or 31st) and the transfer frequency (annually, semi-annually, quarterly or monthly). If the selected date is not a business day, the transfer is completed on the next business day.
.. The value of the division must be equal to or more than $2,500 when your scheduled transfers begin.
.. Transfers continue until your interest in the division has a zero balance or we receive notice to stop them.
.. We reserve the right to limit the number of divisions from which simultaneous transfers are made. In no event will it ever be less than two.

Fixed Account Transfers
-----------------------
Transfers from your investment in the fixed account to your division(s) are subject to certain limitations. You may transfer amounts by making either a scheduled or unscheduled fixed account transfer. You may not make both a scheduled and an unscheduled fixed account transfer in the same policy year.


UNSCHEDULED TRANSFERS . You may make one unscheduled fixed account to division(s) transfer within the 30-day period following each policy anniversary. .. You must specify the dollar amount or percentage to be transferred (not to exceed 25% of the fixed account value as of the most recent policy anniversary).
.. The minimum transfer amount must be at least $100 (or the entire value of your fixed account if less).
.. If your fixed account value is less than $1,000, you may transfer up to 100%
  of your fixed account.
.. There is no transaction charge imposed on the transfer(s).


SCHEDULED TRANSFERS . You may make scheduled transfers on a monthly basis from the fixed account to your division(s) without an additional charge as follows:
.. The value of your fixed account must be equal to or more than $2,500 when your scheduled transfers begin. We reserve the right to change this amount but it will never be more than $10,000.
.. The amount of the transfer is:
  . the dollar amount you select (minimum of $50); or . a percentage of the fixed account value (the maximum amount of the transfer is 2% of the fixed account value as of the specified date) as of the date you specify which may be:
    . the later of the policy date or most recent policy anniversary date; or . the date the Company receives your request.
.. Transfers occur on a date you specify (other than the 29th, 30th or 31st of any month).
.. If the specified date is not a business day, the transfer is completed on the next business day.

Scheduled transfers continue until your value in the fixed account has a zero balance or we receive your notice to stop them. If you stop the transfers, you may not start them again until six months after the last scheduled transfer. You may change the amount of the transfer once each policy year by:
.. sending us a written request;
.. calling us if telephone privileges apply (1-800-247-9988); or
.. visiting www.principal.com (if internet privileges apply).
As transfers are made on a monthly basis, a change in the amount of transfer is effective with the scheduled transfer after our receipt of notice of the change

Automatic Portfolio Rebalancing (APR)
-------------------------------------
APR allows you to maintain a specific percentage of your policy value in the divisions over time.
     Example: You may choose to rebalance so that 50% of your policy values are in the Bond division and 50% in the Capital Value division. At the end of the specified period, market changes may have caused 60% of your value to be in the Bond division and 40% in the Capital Value division. By rebalancing, units from the Bond division are sold and the proceeds are used to purchase units in the Capital Value division so that 50% of the policy values are once again invested in each division.

You may elect APR at the time of application or after the Policy has been issued. There is no charge for participation in the APR program. The APR transfers:
.. do not begin until the later of expiration of the examination offer period or the DCA duration, if applicable;
.. are done without charge;
.. may be done on the frequency you specify:
  . quarterly APR transfers may be done on a calendar year or policy year basis; . semiannual or annual APR transfers may only be done on a policy year basis.
.. may be done by:
  . calling us (if telephone privileges apply (1-800-247-9988));
  . mailing us your written request;
  . faxing your request to us; or
  . visiting www.principal.com (if internet privileges apply).
.. are made at the end of the next valuation period after we receive your instruction;

.. are not available for values in the fixed account; and .. are not available if you have scheduled transfers from the same divisions.

OPTIONAL INSURANCE BENEFITS
Subject to certain conditions, you may add one or more optional insurance benefits to your Policy. Detailed information concerning optional insurance benefits may be obtained from an authorized agent or our home office. NOT ALL OPTIONAL INSURANCE BENEFITS ARE AVAILABLE IN ALL STATES. SOME PROVISIONS MAY VARY FROM STATE TO STATE. The cost, if any, of an optional insurance benefit is deducted from your policy value.

Accelerated Benefits Rider
--------------------------
This rider provides the option of receiving an advance of a portion of the death proceeds if the insured becomes terminally ill. Up to 75 percent of the total face amount, minus any outstanding policy loans and unpaid loan interest and previously paid accelerated benefit, may be requested, up to a maximum of $1,000,000, provided that the insured has been diagnosed as terminally ill and has a life expectancy of less than 12 months. The death proceeds payable upon the death of the insured will be reduced by the amount of the death proceeds advanced plus interest charged. The rider is available to all Policies at issue or may be elected at any time prior to the insured's death. There is no charge for this rider other than interest charged during the time period death proceeds are advanced. Receipt of a death benefit advance may be taxable. Before you make a claim for a death benefit advance, you should seek assistance from your personal tax advisor.

Accidental Death Benefit Rider
------------------------------
This rider provides an additional death benefit if the insured's death is caused by accidental means. The rider may be elected at the time of application, or may be added after issue subject to our then current underwriting guidelines. There is a charge for this rider.

Accounting Benefit Rider
------------------------
This rider is available on business cases only and provides if the Policy is surrendered in the first ten years, any surrender charge which would otherwise apply, will be waived. This waiver of surrender charge does not apply to a Policy which is surrendered for the purpose of replacing it with a policy from another company, including Internal Revenue Code Section 1035 exchanges. Our approval, under our then current underwriting guidelines, is required to add this rider. The rider must be elected at the time of application or any time prior to issue. There is no charge for this rider.

Change of Insured Rider
-----------------------
This rider is available on business cases only and allows the business to change the insured when an employee leaves employment or ownership of the business changes. The rider may be added at any time prior to the proposed insured's age
69. Until the effective date of the change of insured application, coverage remains in effect on the life of the prior insured. We must receive satisfactory evidence of insurability (according to our underwriting guidelines then in effect) for the newly named insured. Future cost of insurance rates are based on the gender, issue age, smoking status, and risk classification of the newly named insured. The death proceeds are paid when the newly named insured dies. There is no charge for this rider.

Cost of Living Increase Rider
-----------------------------
This rider provides increases in the face amount every three years, to the insured's age 55, without requiring evidence of insurability. This rider is added automatically to all Policies with a risk classification of standard or better and where the insured's issue age is 52 or younger. When exercised, the monthly policy charge and surrender charge will be increased to cover the costs and charges for any increase in the total face amount made under this rider. There is no charge for this rider.

Death Benefit Guarantee Rider
-----------------------------
This rider extends the no-lapse guarantee provision if premiums paid equal or exceed the death benefit guarantee premium requirement. This rider is automatically made a part of the Policy at issue as long as the premium (planned or paid) is equal to or greater than the annual death benefit guarantee premium requirement. The level of premium (planned or paid) at issue, determines whether the no-lapse guarantee is extended to the insured's attained age 65 or attained age 85, or attained age 100. An illustration (available at no charge from your sales representative or our home office) will provide the death benefit guarantee premium requirement applicable to your Policy. The death benefit guarantee premium requirement is described in the section "PREMIUMS."

The use of this rider disqualifies the use of the Supplemental Benefit Rider. There is no charge for this rider.


If on any monthly date, the death benefit guarantee premium is not met, we send you a notice stating the premium required to keep the rider in effect. If the premium required to maintain the rider is not received in our home office before the expiration of the 61 days (which begins when the notice is mailed), the death benefit guarantee is no longer in effect and the rider is terminated. If the rider terminates, it may not be reinstated.


The rider may not be added after the Policy has been issued.


Extended Coverage Rider
-----------------------
This rider extends the Policy beyond the maturity date as long as the Policy is still in-force and the insured is living on the maturity date. The Policy will then terminate upon the insured's death. No monthly policy charges are deducted after the maturity date. No additional premiums payments are allowed, adjustment options are not available and the death benefit option is changed to Death Benefit Option 1. All investment account and fixed account values will be transferred to the Money Market division and no further transfers are allowed. This rider is added automatically to all Policies when issued. You may choose not to extend the maturity date and instead receive the maturity proceeds by requesting the rider not be attached to your Policy. There is no charge for this rider.

Life Paid-Up Rider
------------------
Under certain circumstances, this rider can guarantee the Policy will not lapse when there is a large loan outstanding. The rider benefit begins on the monthly date when the loan balance reaches 96% on a current basis, 92% on a guaranteed basis of the surrender value. There is a one-time current charge of 3.5% (guaranteed not to exceed 7.5% of policy value) taken from the policy value on the date the rider is exercised. Afterwards, no further monthly policy charges are deducted for the remaining death benefit. Adjustments or changes to the Policy are not allowed once the rider benefit goes into effect. The Internal Revenue Service has not taken a position on the Life Paid-Up rider. You should consult your tax advisor prior to this rider being exercised. The rider may be elected at the time of application or anytime prior to the maturity date.

Salary Increase Rider
---------------------
This rider is available on business cases only and provides increases in the face amount based on salary adjustments without requiring evidence of insurability. When exercised, the monthly policy charge and surrender charge will be increased to cover the costs and charges for any increase in the total face amount made under this rider. The rider must be elected at the time of application or any time prior to issue. There is a charge for this rider.

Supplemental Benefit Rider
--------------------------
This rider provides additional insurance (face amount) at a reduced cost. The use of this rider disqualifies the use of the Death Benefit Guarantee Rider. Our approval, under our then current underwriting guidelines, is required to add this rider. The rider may be added at anytime that the insured's attained age is at least 20 but no more than 80 (75 in New York). There is a charge for this rider.

Waiver of Monthly Policy Charges Rider
--------------------------------------
This rider pays the monthly policy charges of the Policy if the insured becomes disabled and loses his/her ability to earn an income. Our approval, under our then current underwriting guidelines, is required to add this rider. The rider may be added at anytime that the insured's attained age is not greater than 59. There is a charge for this rider.

Waiver of Specified Premium Rider
---------------------------------
This rider pays the planned scheduled premium on the Policy if the insured becomes disabled and loses his/her ability to earn an income. Our approval, under our then current underwriting guidelines, is required to add this rider. The rider may be added at anytime that the insured's attained age not greater than 59. There is a charge for this rider.

RESERVATION OF RIGHTS
We reserve the right to change the Policy to assure it continues to qualify as life insurance for tax purposes. However, we cannot make any guarantee regarding the future tax treatment of any Policy.

We also reserve the right to amend or terminate the special plans described in this prospectus, for example preauthorized premium payments. You would be notified of any such action to the extent required by law.


RIGHT TO EXCHANGE
During the first 24 months after the effective date (except during a grace period), you have the right to make an irrevocable, one-time election to transfer all of your division and fixed DCA account values to the fixed account. No charge is imposed on this transfer. The policy value immediately after the transfer will be the same as immediately before the transfer. From the exchange date forward, the policy value will no longer be affected by the investment performance of the divisions.

Your request must be in writing and be signed by the owner(s). The request must be postmarked or delivered to our home office before the end of the 24-month period. The transfer is effective when we receive your written request.


SUICIDE
Death proceeds are not paid if the insured dies by suicide, while sane or insane, within two years of the policy date (or two years from the date of policy face amount increase with respect to such increase). In the event of the suicide of the insured within two years of the policy date, our only liability is a refund of premiums paid, without interest, minus any loan indebtedness and partial surrenders. In the event of suicide within two years of a policy face amount increase, our only liability with respect to that increase is a refund of the cost of insurance for the increase. This amount will be paid to the beneficiary(ies).

DELAY OF PAYMENTS OR TRANSFERS
Payment due to exercise of your rights under the examination offer provision, surrenders, policy loans, death or maturity proceeds, and transfers to or from a division are generally made within five days after we receive your instructions in a form acceptable to us. This period may be shorter where required by law. However, payment of any amount upon return of the Policy, full or partial surrender, policy loan, death, maturity or the transfer to or from a division may be deferred during any period when the right to sell mutual fund shares is suspended as permitted under provisions of the Investment Company Act of 1940.

The right to sell shares may be suspended during any period when:
.. trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or .. an emergency exists, as determined by the SEC, as a result of which:
  . disposal by a fund of securities owned by it is not reasonably practicable;
  . it is not reasonably practicable for a fund to fairly determine the value of its net assets; or
  . the SEC permits suspension for the protection of security holders.

If payments are delayed and your instruction is not canceled by your written instruction, the amount of the transaction is determined the first business day following the expiration of the permitted delay. The transaction is made within five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.

We may defer payment of proceeds payable out of the fixed account and/or fixed DCA account for a period of up to six months.

PREMIUMS


PAYMENT OF PREMIUMS
The amount and frequency of your premium payments affects the policy value, the net surrender value and how long the Policy remains in force. Generally, the higher the policy face amount the higher the no-lapse guarantee premium will be. You must pay premiums to us at our home office, Principal Life Insurance Company, 801 Grand (IDPC), Des Moines, Iowa 50392.

You may set up monthly preauthorized withdrawals to allow us to automatically deduct premium payments from your checking or other financial institution account. You may make unscheduled payments and/or establish a payment schedule (we send premium reminder notices if you establish an annual, semiannual or quarterly planned payment schedule). Premium payments may also be made through payroll deduction where permitted by state law and approved by us.


PREMIUMS AFFECTING GUARANTEE PROVISIONS
Your initial premium must be at least the no-lapse guarantee premium. After the initial premium, you may determine the amount and timing of subsequent premium payments (with certain restrictions): however, we recommend you continue to pay at least the no-lapse guarantee premium. By meeting the no-lapse guarantee premium requirement, your Policy is guaranteed not to terminate during the first five policy years even if the net surrender value is insufficient to cover the monthly policy charge.

The no-lapse guarantee premium requirement is met if ((a) minus (b)) is greater than or equal to (c) where:
  (a) is the sum of premiums paid;
  (b) is the sum of all loan indebtedness and partial surrenders; and
  (c) is the sum of the no-lapse guarantee monthly premiums since the policy date to the most recent monthly date.

If the no-lapse premium requirement is not met and the net surrender value is insufficient to cover the monthly policy charge, the Policy may terminate in the first five policy years.


If the Death Benefit Guarantee rider is made a part of your Policy and you pay at least the death benefit guarantee premium requirement, the death benefit guarantee period will last longer than the five year period provided by the no-lapse guarantee provision. You choose whether you want the no-lapse guarantee period to extend to the insured's attained age 65, attained age 85 or attained age 100. Generally, a longer death benefit guarantee period will have a higher premium requirement.


The premium requirement is ((a) divided by 1,000) times (b) where:
  (a) is the policy face amount; and
  (b) is the premium rate.

                                   EXAMPLE
    If the policy face amount is $250,000 with Death Benefit Option 2 and the insured is a 45-year old male with a risk classification of preferred non-smoker:
  -------------------------------
-------------------------------------------------------------------------------
                                    PREMIUM RATE         PREMIUM REQUIREMENT
-------------------------------------------------------------------------------
  No-Lapse Guarantee                   $6.20                  $1,550.00
-------------------------------------------------------------------------------
  Death Benefit Guarantee to           $6.54                  $1,635.00
attained age 65
-------------------------------------------------------------------------------
  Death Benefit Guarantee to           $13.26                 $3,315.00
attained age 85
-------------------------------------------------------------------------------
  Death Benefit Guarantee to           $34.48                 $8,620.00
attained age 100
-------------------------------------------------------------------------------


You choose the death benefit guarantee period based on your scheduled premium payments. The death benefit guarantee premium requirement is met if ((a) minus
(b)) is greater than or equal to (c) where:
 (a) is the sum of premiums paid;
 (b) is the sum of all loan indebtedness and partial surrenders; and
 (c) is the sum of the death benefit guarantee monthly premiums since the policy date to the most recent monthly date.

If the death benefit guarantee premium requirement is not met, the Death Benefit Guarantee Rider will terminate. If in the first five policy years, the Policy will still have the no-lapse guarantee as long as the premiums paid are sufficient to meet the no-lapse guarantee premium requirement.

Both the no-lapse guarantee premium and the death benefit guarantee premium rates are per $1000 of face amount and vary by issue age, gender*, death benefit option and smoking status. The no-lapse guarantee premium and the death benefit guarantee premium are shown on the current data pages.

  * For Policies issued in states which require unisex pricing or in connection with employment related insurance and benefit plans, the premiums are not based on the gender of the insured.

PREMIUM LIMITATIONS
In no event may the total of all premiums paid, both scheduled and unscheduled, be more than the maximum premium payments allowed for life insurance under the Internal Revenue Code. If you make a premium payment that would result in total premiums exceeding the maximum limitation, we only accept that portion of the payment that makes total premiums equal the maximum. Unless otherwise directed, any excess will be returned and no further premiums are accepted until allowed by the current maximum premium limitations.

ALLOCATION OF PREMIUMS
Your initial net premium (and other net premiums we receive prior to the effective date and twenty days after the effective date) is allocated to the Money Market division at the end of the business day we receive the premium. Twenty-one days after the effective date, the money is reallocated to the divisions, fixed account and/or fixed DCA account according to your instructions. If the twenty-first day is not a business day, the transfer will occur on the first business day following the twenty-first day from the effective date.
     Example: The effective date of your Policy is February 1st. Your net premium is allocated to the Money Market division at the end of the valuation period we receive the premium. At the close of business on February 21st, the net premium is reallocated to the divisions, fixed account and/or fixed DCA account that you selected.

Net premium payments received after the twenty-day period are allocated to the divisions, the fixed account and/or fixed DCA account according to your instructions. For each division, fixed account and fixed DCA account, the allocation percentage must be zero or a whole number. The total of all allocation percentages must equal 100. Net premium payments are allocated as of the valuation period in which they are received.

At any time, you may change the percentage allocation for future premium payments by:
.. sending a written request to us;
.. calling us at 1-800-247-9988 (if telephone privileges apply); or
.. visiting www.principal.com (if internet privileges apply).
The allocation changes are effective at the end of the valuation period in which your new instructions are received.

NOTE: We reserve the right to keep the initial premium payment in the Money
     Market division longer than 20 days to correspond to the examination offer periods of a particular state's replacement requirements.

Division Valuation
------------------
There is no guaranteed minimum division value. Its value reflects the investment experience of the division. It is possible that the investment performance could cause a loss of the entire amount allocated to the division. Without additional premiums payments or a Death Benefit Guarantee rider, it is possible that no death benefit would be paid upon the insured's death.

At the end of any valuation period, your value in a division is:
.. the number of units you have in the division
.. multiplied by the value of a unit in the division.

The number of units is the total of units purchased by allocations to the division from:
.. your initial premium payment (less premium expense charges);
.. plus subsequent premium payments (less premium expense charges);
.. plus transfers from another division, the fixed account or the fixed DCA account
minus units sold:
.. for partial surrenders from the division;
.. as part of a transfer to another division, the fixed account or the loan account; and
.. to pay monthly policy charges and any transaction fees.

We calculate unit values on days that the NYSE is open for trading and trading is not restricted. We do not calculate unit values on these recognized holidays:
New Year's Day; Labor Day; Martin Luther King, Jr. Day; Thanksgiving; President's Day; Christmas; Good Friday; Memorial Day and Independence Day. In addition, we do not calculate unit values if an emergency exists making disposal or valuation of securities held in the underlying mutual funds impracticable or if the SEC, by order, permits a suspension or postponement for the protection of security holders. To calculate the unit value of a division, the unit value from the previous business day is multiplied by the division's net investment factor for the current valuation period. The number of units does not change due to a change in unit value.


The net investment factor measures the performance of each division. The net investment factor for a valuation period is calculated as follows:
[{the share price (net asset value) of the underlying mutual fund at the end of the valuation period before that day's transactions
                                      plus
the per share amount of the dividend (or other distribution) made by the mutual fund during the valuation period}
                                   divided by
    the share price of the underlying mutual fund at the end of the previous valuation period after that day's transactions].

When an investment owned by an underlying mutual fund pays a dividend, the dividend increases the net asset value of a share of the underlying mutual fund as of the date the dividend is recorded. As the net asset value of a share of an underlying mutual fund increases, the unit value of the corresponding division also reflects an increase. Payment of a dividend under these circumstances does not increase the number of units you own in the division.


DEATH BENEFITS AND POLICY VALUES


DEATH PROCEEDS
If coverage is in effect and the insured dies before the maturity date, we pay death proceeds. We must receive:
.. proof of the death of the insured;
.. Beneficiary's Statement (Claim Form)*; and
.. Trust Agreement (if the beneficiary is a trust).
  * If the beneficiary is a corporation, the Claim Form must be signed by a corporate officer and submitted with a copy of the Articles of Incorporation or By-Laws indicating the authority of the office and a current Board resolution providing the name of the officer authorized to execute the Claim Form. The corporation must also submit a Certificate of Good Standing or Certificate of Existence provided by the state of incorporation.

Payment is made to any assignee. The remainder is paid to your named beneficiary(ies) under your designated benefit payment option (see GENERAL DESCRIPTION OF THE POLICY - Rights Under the Policy).

The payments are made in cash lump sum or under a benefit payment option. Death proceeds are calculated as of the date of the insured's death and include:
.. the death benefit described below;
.. minus loan indebtedness;
.. minus any overdue monthly policy charges if the insured died during a grace period;
.. plus interest on the death proceeds as required by state law.

Benefit Instructions
--------------------
While the insured is alive, you may give us instructions for payment of death proceeds under one of the benefit payment options of the Policy. If at the insured's death, you have not provided benefit payment option instructions, the beneficiary(ies) select the benefit payment option to be used. If a benefit payment option is not selected, the death proceeds are paid in a cash lump sum. These choices are also available if the Policy matures or is surrendered. The instructions or changes to the instructions must be in writing. If you change the beneficiary(ies), prior benefit payment option instructions are revoked.

The benefit payment options include:
.. Custom Benefit Arrangement
   A customized benefit payment option may be arranged with our approval.
.. Life Income
   We pay income during a person's lifetime. Without a guaranteed period, it is possible that only one payment is made under this option if the beneficiary dies before the second payment is due. A guaranteed period of from 5 to 30 years may be used (if the beneficiary dies before all of the guaranteed payments have been made, the guaranteed remaining payments are made to the beneficiary named in the benefit payment option instructions).
.. Joint and Survivor Life Income
   We pay income during the lifetime of two people and continue until the death of the survivor. Without a guaranteed period, it is possible that only one payment is made under this option if both of the beneficiaries die before the second payment is due. A guaranteed period of from 5 to 30 years may be used (if both of the beneficiaries die before all of the guaranteed payments have been made, the guaranteed remaining payments are made to the beneficiary named in the benefit payment option instructions).
If no beneficiary(ies) survive the insured, the death proceeds will be paid to the owner or the owner's estate unless otherwise specified.

DEATH BENEFIT OPTION
The death benefit option is selected at the time of application. If a death benefit option is not chosen, the Policy will be issued with Death Benefit Option 1.

The three death benefit options available are:
.. Death Benefit Option 1 - the death benefit equals the greater of:
  . the total face amount; or
  . the amount found by multiplying the policy value by the applicable percentage*.
.. Death Benefit Option 2 - the death benefit equals the greater of:
  . the total face amount plus the policy value; or . the amount found by multiplying the policy value by the applicable percentage*.
.. Death Benefit Option 3 - the death benefit equals the greater of:
  . the total face amount plus the greater of a) premiums paid less partial surrenders or b) zero; or
  . the amount found by multiplying the policy value by the applicable percentage*.
    * The applicable percentage tables are in Appendix C and are based on our interpretation of Section 7702 of the Internal Revenue Code as set forth below. The table which applies to your Policy is determined by your choice of either the guideline premium/cash value corridor test or the cash value accumulation test.

     Example: The following assumptions are made to demonstrate the use of the Tables found in Appendix C.
           Death Benefit Option: 1
           Face Amount: $250,000
           Policy Value: $150,000
           Definition of Life Insurance Test: Guideline Premium/Cash Value Corridor Test
           Attained Age: 45
           Risk Class: Preferred Non-Smoker

           Applicable Percentage: 215%
           Death Benefit = $322,500 ($150,000 x 215%)

           If the Definition of Life Insurance Test was the Cash Value Accumulation Test, the applicable percentage would be 287.78% (assuming the insured is a male) and the death benefit would be $431,670.

CHANGE IN DEATH BENEFIT OPTION
You may change the death benefit option on or after the first policy anniversary. Up to two changes are allowed per policy year. Your request must be made in writing and approved by us. The effective date of the change will be the monthly date that coincides with, or next follows, our approval. If the death benefit option change involves a face decrease, you may elect to keep the current face amount, subject to underwriting review and approval.

The option may not be changed from Death Benefit Option 1 to Death Benefit Option 3 or from Death Benefit Option 2 to Death Benefit Option 3. We will increase or decrease the total face amount so that the death benefit immediately after the change equals the death benefit before the change.

..

       CHANGING FROM DEATH BENEFIT OPTION 1 TO DEATH BENEFIT OPTION 2
 We will decrease the total face amount. The amount of the decrease is equal to the policy value on the effective date of the change. If there have been increases in the total face amount, the decrease of total face amount will be made on a last in, first out basis. Because the death benefit can continue to increase under Death Benefit Option 2, we may require proof of insurability. Cost of insurance charges will likely increase. This example assumes that the policy face amount equals the total face amount.
 --------------------------
-------------------------------------------------------------------------------
   TOTAL FACE AMOUNT            DEATH BENEFIT               POLICY VALUE
-------------------------------------------------------------------------------
   BEFORE THE CHANGE          BEFORE THE CHANGE          BEFORE THE CHANGE
-------------------------------------------------------------------------------
       $1,000,000                $1,000,000                   $50,000
-------------------------------------------------------------------------------
    AFTER THE CHANGE          AFTER THE CHANGE            AFTER THE CHANGE
-------------------------------------------------------------------------------
        $950,000                 $1,000,000                   $50,000
 ($1,000,000 - $50,000)      ($950,000+$50,000)
-------------------------------------------------------------------------------

       CHANGING FROM DEATH BENEFIT OPTION 2 TO DEATH BENEFIT OPTION 1
 We will increase the total face amount. The amount of the increase is equal to the policy value on the effective date of the change. The total face amount increase will be in the same proportion as the policy face amount to the total face amount. Because the death benefit will not continue to increase under Death Benefit Option 1, no proof of insurability is required.
 Cost of insurance charges will likely decrease. This example assumes that the policy face amount equals the total face amount.
-------------------------------------------------------------------------------
   TOTAL FACE AMOUNT            DEATH BENEFIT               POLICY VALUE
-------------------------------------------------------------------------------
   BEFORE THE CHANGE          BEFORE THE CHANGE          BEFORE THE CHANGE
-------------------------------------------------------------------------------
       $1,000,000                $1,050,000                   $50,000
                            ($1,000,000+$50,000)
-------------------------------------------------------------------------------
    AFTER THE CHANGE          AFTER THE CHANGE            AFTER THE CHANGE
-------------------------------------------------------------------------------
       $1,050,000                $1,050,000                   $50,000
 ($1,000,000 + $50,000)
-------------------------------------------------------------------------------

       CHANGING FROM DEATH BENEFIT OPTION 3 TO DEATH BENEFIT OPTION 1
 We will increase the total face amount if the total premiums paid are greater than total partial surrenders as of the effective date of the change. The increase will be in the same proportion as the policy face amount is to the total face amount. Because the death benefit will not continue to increase under Death Benefit Option 1, no proof of insurability is required. Cost of insurance charges will likely decrease. This example assumes total premiums paid are $30,000, total partial surrenders are
 $10,000 and the policy face amount equals the total face amount.
 -----------------------------
-------------------------------------------------------------------------------
     TOTAL FACE AMOUNT            DEATH BENEFIT              POLICY VALUE
-------------------------------------------------------------------------------
     BEFORE THE CHANGE          BEFORE THE CHANGE         BEFORE THE CHANGE
-------------------------------------------------------------------------------
        $1,000,000                  $1,020,000                 $50,000
                          ($1,000,000+($30,000-$10,000))
-------------------------------------------------------------------------------
     AFTER THE CHANGE              AFTER THE CHANGE            AFTER THE CHANGE
-----------------------------------------------------------------------------------
        $1,020,000                    $1,020,000                   $50,000
 ($1,000,000 + ($30,000 -
         $10,000))
-----------------------------------------------------------------------------------

       CHANGING FROM DEATH BENEFIT OPTION 3 TO DEATH BENEFIT OPTION 2
 We will either increase or decrease the total face amount by subtracting the policy value from the greater of a) premiums paid less partial surrenders and b) zero. Because the death benefit can continue to increase under Death
 Benefit Option 2, we may require proof of insurability. Cost of insurance charges will likely increase. This example assumes that total premiums paid are $30,000, total partial surrenders are $10,000 and the policy face amount equals the total face amount.
 -------------------------------
-------------------------------------------------------------------------------
      TOTAL FACE AMOUNT            DEATH BENEFIT             POLICY VALUE
-------------------------------------------------------------------------------
      BEFORE THE CHANGE          BEFORE THE CHANGE        BEFORE THE CHANGE
-------------------------------------------------------------------------------
         $1,000,000                  $1,020,000                $50,000
                           ($1,000,000+($30,000-$10,000))
-------------------------------------------------------------------------------
      AFTER THE CHANGE               AFTER THE CHANGE            AFTER THE CHANGE
-------------------------------------------------------------------------------------
          $970,000                      $1,020,000                   $50,000
  ($1,000,000 + ($30,000 -          ($970,000+$50,000)
     $10,000) - $50,000)
-------------------------------------------------------------------------------------

IRS DEFINITION OF LIFE INSURANCE
The Policy should qualify as a life insurance contract as long as it satisfies either the guideline premium/cash value corridor test or the cash value accumulation test as defined under Section 7702 of the Internal Revenue Code. One of these tests is chosen on the application. If a test is not chosen, the Policy will comply with the guideline premium/cash value corridor test. Once a test is chosen, it cannot be changed on the Policy.

The guideline premium/cash value corridor test places limitations on the amount of premium payments that may be made and on policy values that can accumulate relative to the death benefit. Guideline premium limits are determined when the Policy is issued and can vary by the death benefit option chosen. Guideline premium limits will likely change due to any adjustment to the Policy.


If at any time a premium is paid which would result in total premiums exceeding the current guideline premium limits, we accept only that portion of the premium which would make the total premiums equal the guideline premium limits.


The cash value accumulation test does not place limitations on the amount of premium payments but limits the amount of policy values that can accumulate relative to the death benefit.


To satisfy either test, the ratio of the death benefit to the policy value must be at least as great as the applicable percentage shown in Appendix C. As the policy value increases, the minimum death benefit may be required to increase. Because the cost of insurance you pay is based in part on the amount of the death benefit, an increase in the death benefit increases the cost of insurance.


As compared to the cash value accumulation test, the guideline premium/cash value corridor test generally has:
.. smaller applicable percentages
.. lower minimum death benefit
.. lower cost of insurance charges
.. better policy value growth.

The smaller applicable percentages lead to a lower minimum death benefit and thus lower cost of insurance charges. Lower charges result in better policy value growth.


This may not be the result in all cases. The specifics of each Policy determine which test is more suitable. Illustrations using each of the tests will help you determine which test meets your objectives. An illustration may be obtained from your registered representative or by calling 1-800- 247-9988.


The table below demonstrates the minimum death benefit based on the test chosen. Policy value assumptions may not be realistic.


The example below is based on the following:
.. The insured is a male with an attained age of 45 at the time the Policy was issued. He dies at the beginning of the sixth policy year (attained age 50)
.. Face amount is $100,000
.. Death Benefit Option 1
.. Policy value at the date of death is $25,000
.. The minimum death benefit under the guideline premium/cash value corridor test is $46,250 (assuming an applicable percentage of 185% x policy value)
.. The minimum death benefit under the cash value accumulation test is $61,820
  (assuming an applicable percentage of 247.28%)

                       THE DEATH BENEFIT PAYABLE IS THE
                           LARGER OF THESE TWO AMOUNTS
                        ---------------------------------
                                                               NET AMOUNT AT
                                             MINIMUM            RISK USED IN
                             FACE             DEATH         CALCULATING THE COST
                            AMOUNT           BENEFIT        OF INSURANCE CHARGE
                            ------           -------        --------------------
 Guideline
 Premium/Cash Value
 Corridor Test             $100,000          $46,250             $74,753.98
 Cash Value
 Accumulation Test         $100,000          $61,820             $74,753.98

Here's the same example, but with a policy value of $75,000. Because the policy value has increased, the minimum death benefit is now:
.. $138,750 for the guideline premium/cash value corridor test
.. $185,460 for the cash value accumulation test.

                        THE DEATH BENEFIT PAYABLE IS THE
                           LARGER OF THESE TWO AMOUNTS
                        ---------------------------------
                                                               NET AMOUNT AT
                                             MINIMUM            RISK USED IN
                             FACE             DEATH         CALCULATING THE COST
                            AMOUNT           BENEFIT        OF INSURANCE CHARGE
                            ------           -------        --------------------
 Guideline
 Premium/Cash Value
 Corridor Test             $100,000          $138,750           $ 63,408.64
 Cash Value
 Accumulation Test         $100,000          $185,460           $110,003.73


Keep in mind that cost of insurance charges, which affect your Policy's value, increase with the amount of the death benefit, as well as over time. The cost of insurance is charged at a rate per $1,000 of the discounted net amount at risk. As the net amount at risk increases, the cost of insurance increases. Policy value also varies depending on the performance of the investment options in your Policy.


All transactions will be subject to the limits as defined under Section 7702 of the Internal Revenue Code. A transaction may not be allowed, or an increase in face amount may be required, if the transaction would cause a refund of premium and/or distribution of the policy value in order to maintain compliance with the
Section 7702 limits.


MATURITY PROCEEDS
The maturity date is the policy anniversary where the insured's attained age is 100 and is shown on your current data pages. If the insured is living on the maturity date, the Policy is in force and you do not want the maturity date extended by the Extended Coverage Rider, maturity proceeds equal to the net surrender value are paid. If the Extended Coverage Rider is attached but you wish to receive the maturity proceeds at the Policy's maturity and avoid conversion to Death Benefit Option 1, you must send instructions to our office.

The maturity proceeds are paid either as a cash lump sum on the maturity date or under the benefit payment option you have selected. Only if the Extended Coverage Rider is present on the Policy will the maturity date automatically be extended to the date of the insured's death (as explained in GENERAL DESCRIPTION OF THE POLICY - Optional Insurance Benefits).


ADJUSTMENT OPTIONS
Increase in policy face amount
------------------------------
You may request an increase at any time provided that the Policy is not in a grace period and monthly policy charges are not being waived under a rider. The minimum increase in policy face amount is $50,000. A policy face amount increase request made in the first 60 policy months will increase the no-lapse guarantee premium for the remainder of the 60 months.

The request must be made on an adjustment application. The application must be signed by the owner(s) and the insured. If your request is not approved, no changes are made to your Policy.


We will approve your request if:
.. the insured is alive at the time of your request; and .. the attained age of the insured is 85 or less at the time of the request; and .. we receive evidence satisfactory to us that the insured is insurable under our underwriting guidelines in place at the time of your request.

The increase in policy face amount is in a risk classification determined by us. The adjustment is effective on the monthly date on or next following our approval of your request.

We calculate an "adjustment conditional receipt premium deposit" (payment that accompanies request) based on your request for an increase. If you make a payment with your adjustment application of at least as much as the adjustment conditional receipt premium deposit, we issue a conditional receipt. The conditional receipt shows receipt of the payment and outlines any interim insurance coverage.


Any payment made with the adjustment application is held in our general account without interest. If we approve the adjustment, on the effective date of the adjustment, the amount of the premium payment being held minus the premium expense charge is moved to the divisions, fixed account and/or fixed DCA account. Your current premium allocation percentages are used to make this allocation.


The cost of insurance charge will increase in the event of an increase in a Policy's face amount. If there is insufficient value to pay the higher charges after an increase in face amount, the entire Policy (not just the incremental increase in face amount) will terminate, unless the no-lapse or death benefit guarantees are in effect.


Decrease in policy face amount
------------------------------
On or after the first policy anniversary, you may request a decrease in the policy face amount. No transaction fee is imposed on decreases in the policy face amount. A decrease in face amount lowers the cost of insurance charges but does not reduce surrender charges. A decrease is requested as follows:
.. the request must be made on an adjustment application;
.. the application must be signed by the owner(s);
.. the Policy is not in a grace period;
.. monthly policy charges are not being waived under a waiver rider;
.. the decrease is at least the minimum amount as determined by our underwriting guidelines in place at the time of your request; and .. the decrease may not reduce the policy face amount below $100,000.

A decrease may not be allowed if the decrease would cause a refund of premium and/or the distribution of the policy value in order to maintain compliance with the limits required by the Internal Revenue Code relating to the definition of life insurance.


Adjustments in total face amount
--------------------------------
The Supplemental Benefit Rider face amount is included in the total face amount. While the rider is in force, you may request an increase or decrease in the Supplemental Benefit Rider face amount. Decreases will not be made during the first policy year. Adjustments are subject to our approval and rider provisions. We will approve an adjustment subject to:
.. The attained age of the insured must be age 80 or less (for an increase request);
.. The amount of any increase meets our underwriting guidelines then in effect;
  and
.. The Policy is not in a grace period and monthly policy charges are not being waived under any rider.

The maximum face amount of the Supplemental Benefit Rider is 90% of the total face amount. There is no minimum face amount for the Supplemental Benefit Rider.


POLICY VALUES
Your policy value is equal to the sum of the values in your divisions, fixed account, fixed DCA account and loan account.
.. Your policy value increases as premiums are applied and when interest is credited.
.. Your policy value decreases as policy loans, partial surrenders, unpaid loan interest and policy expenses are deducted.
.. Your policy value can increase or decrease as the investment experience of your chosen divisions fluctuates.

SURRENDERS AND PARTIAL SURRENDERS


SURRENDERS
You must send us a written request for any surrender. The request must be signed by all owners, irrevocable beneficiary(ies), if any, and any assignees. The surrender is effective and the surrender value calculated as of the end of the valuation period during which we receive the written request for surrender.

Total and partial surrenders from the Policy are generally paid within five business days of our receipt of the written request for surrender. Certain delays in payment are permitted (see GENERAL DESCRIPTION OF THE POLICY - Delay of Payments).


Full surrender
--------------
You may surrender the Policy while the Policy is in effect. If the full surrender is within ten years of the policy date or a policy face amount increase, a surrender charge is imposed. There is no refund of any monthly policy charges deducted before the full surrender effective date.

We reserve the right to require you to return the Policy to us prior to making any payment though this does not affect the amount of the surrender value.


Partial surrender
-----------------
On or after the first policy anniversary and prior to the maturity date, you may surrender a part of the net surrender value. The minimum amount of a partial surrender is $500. Up to two partial surrenders may be made during a policy year. The total of your two partial surrenders during a policy year may not be greater than 75% of the net surrender value (as of the date of the request for the first partial surrender in that policy year). The partial surrender may not decrease the policy face amount to less than $100,000. Partial surrenders may negatively affect your no-lapse guarantee provision and your Death Benefit Guarantee rider, if applicable.

Your policy value is reduced by the amount of the surrender. We surrender units from the divisions and/or values from the fixed account to equal the dollar amount of the surrender request. The surrender is deducted from your division(s) and/or fixed account according to the surrender allocation percentages you specify. If surrender allocation percentages are not specified, we use your monthly policy charge allocation percentages. No surrender charge is imposed on a partial surrender.

.. If Death Benefit Option 1 is in effect and the death benefit equals the total face amount, the total face amount is reduced by the amount of the partial surrender that is not deemed to be a preferred partial surrender. In situations where the death benefit is greater than the total face amount, the total face amount is reduced by the amount the partial surrender exceeds the difference between the death benefit and total face amount. If the total face amount had been increased, any reduction of the total face amount is made on a last in, first out basis.

    PREFERRED PARTIAL SURRENDER (PERTAINS ONLY IF DEATH BENEFIT OPTION 1 IS IN EFFECT)
    During policy years two through fifteen, 10% of the net surrender value as of the end of the prior policy year may be surrendered without a subsequent decrease in the total face amount. Any amount surrendered in excess of 10% causes a reduction in the total face amount. The 10% preferred partial surrender privilege is not cumulative from year-to-year and cannot exceed $100,000 in any policy year or $250,000 over the life of the Policy.

    The maximum preferred partial surrender is equal to ((a) plus (b)) not to exceed (c) where:
    (a)is the amount of the surrender;
    (b)is the amount of any preferred partial surrenders in the same policy year; and
    (c)is 10% of the net surrender value at the end of the prior policy year.

.. If the Death Benefit Option 2 is in effect, there is no reduction in the total face amount upon a partial surrender.

.. If the Death Benefit Option 3 is in effect and the death benefit equals the total face amount, the total face amount is reduced by the greater of (a) or
  (b) where:
    (a)is the amount by which the total partial surrenders exceed total premiums paid*; and
    (b)is zero.

    In situations where the death benefit is greater than the total face amount, the total face amount is reduced by the amount determined above which exceeds the difference between the death benefit and total face amount. If the total face amount has been increased, any reduction of the total face amount is made on a last in, first out basis.

    * Face amount reduction will be less if the face amount has already been reduced due to a prior partial surrender.


EXAMINATION OFFER (FREE-LOOK PROVISION)
Under state law, you have the right to return the Policy for any reason during the examination offer period. If you return the Policy, we will refund your premium in states where required. In states where permitted, we will refund the net policy value plus any fees or charges taken (which may be more or less than premiums paid).

Your request to return the Policy must be in writing. The request and the Policy must be mailed to us or returned to the agent no later (as determined by the postmark) than the last day of the examination offer period as shown below.


The examination offer period is the later of:
.. 10 days after the Policy is delivered to you; or .. such later date as specified by applicable state law.

NOTE: See GENERAL DESCRIPTION OF THE POLICY - Delay of Payments.

LOANS


POLICY LOANS
While your Policy is in effect (but after the examination offer period) and has a net surrender value, you may borrow money from us with the Policy as the security for the policy loan.
.. The maximum amount you may borrow is 90% of the net surrender value as of the date we process the policy loan.
.. You may request a policy loan of $5,000 or less by calling us at 1-800-247-9988. If you are requesting a policy loan of more than $5,000, your request must be made in writing.
.. Generally, policy loan proceeds are sent within five business days from the date we receive your request (see GENERAL DESCRIPTION OF THE POLICY - Delay of Payments).
.. Requests for policy loans from any joint owner are binding on all joint owners.
.. Policy loans may negatively affect your no-lapse guarantee provision and your Death Benefit Guarantee rider, if applicable (see POLICY TERMINATION AND REINSTATEMENT - Policy Termination (Lapse)).

You are charged interest on your policy loan. During the first ten policy years, the interest rate is 5.50% per year. After policy year ten, the interest rate is 3.80% per year. Interest accrues daily and is due and payable at the end of the policy year. If interest is not paid when due, it is added to the loan amount. Adding unpaid interest to the policy loan amount causes additional amounts to be withdrawn from your fixed account, fixed DCA account and/or division(s) and transferred to the loan account. Withdrawals are made in the same proportion as the allocation used for the most recent monthly policy charge.

A policy loan generally has a permanent effect on policy values. If a policy loan had not been made, the policy value would reflect the investment experience of the division(s) and the interest credited to the fixed account and fixed DCA account. In addition, loan indebtedness is subtracted from:
.. death proceeds at the death of the insured;
.. surrender value upon full surrender or termination of a Policy; and .. maturity proceeds paid.

Policy loans and unpaid loan interest reduce your net surrender value. If the net surrender value is less than the monthly policy charges on a monthly date, the 61-day grace period provision applies (see POLICY TERMINATION AND REINSTATEMENT - Policy Termination (Lapse)).


If the Policy lapses with an outstanding loan balance, there may be tax consequences.


LOAN ACCOUNT
When a policy loan is taken, a loan account is established. An amount equal to the loan is transferred from your division(s), fixed account and fixed DCA account to your loan account. Loan accounts are part of our general account. You may instruct us on the proportions to be taken from your accounts. If you do not provide such instruction, the loan amount is withdrawn in the same proportion as the allocation used for the most recent monthly policy charge. There are no restrictions from which accounts the loan amount can be transferred. Any loan interest due and unpaid is transferred in the same manner.

Your loan account earns interest from the date of transfer. The loan account interest rate is 4.00% per year. Interest accrues daily and is paid at the end of the policy year.


LOAN PAYMENTS
While the Policy is in force and before the insured dies, you may pay the loan indebtedness as follows:
.. policy loans may be repaid totally or in part;
.. repayments are allocated to the division(s), fixed account and fixed DCA account in the proportions used for allocation of premium payments;
.. payments that we receive that are not designated as premium payments are applied as loan repayments if a policy loan is outstanding;
.. the repayments are allocated as of the valuation period in which we receive the repayment; and
.. repayments are to be sent to our service office.

POLICY TERMINATION AND REINSTATEMENT


POLICY TERMINATION (LAPSE)
If the net surrender value on any monthly date is less than the monthly policy charge, a 61-day grace period begins. However, during the first 60 policy months, the Policy will not enter a grace period if ((a) minus (b)) is greater than or equal to (c) where:
    (a) is the sum of the premiums paid;
    (b) is the sum of all existing policy loans, unpaid loan interest and partial surrenders; and
    (c) is the sum of the no-lapse guarantee premiums since the policy date to the most recent monthly date.

After the first 60 policy months, making premium payments under your planned periodic premium schedule does not guarantee that your Policy will stay in force unless:
.. your Policy's net surrender value is at least equal to the monthly policy charge on the current monthly date; or
.. the death benefit guarantee rider is in effect.

Grace Period
------------
If the net surrender value on a monthly date is less than the current monthly charge or the loan indebtedness is greater than the net surrender value (overloan), and neither the no-lapse guarantee provision nor the death benefit guarantee rider is in effect, we will send you a notice of pending lapse and a grace period begins. We will send you a notice at the start of the grace period (to your last known post office address) stating the required premium to avoid policy lapse. If the grace period begins because of an overloan, the notice will also state a higher, optional premium payment amount that will decrease the loan indebtedness. Loan repayments count toward your grace period payment. The grace period will end 61 days after the day the notice is mailed. If the required premium is not received by us by the end of the grace period, the Policy will lapse without value.

NOTE: The state of Florida requires that the net surrender value of the policy equal zero prior to entering a grace period. The grace period will end 31 days after the day the notice is mailed.

During the first 60 policy months, the required premium is the greater of (a) or
(b) where:
    (a) is three monthly policy charges divided by (1 minus the maximum premium expense charge); and
    (b) is three no-lapse guarantee monthly premiums.

After the first 60 policy months, the required premium is (a) plus (b) where:
    (a) is the amount by which the surrender charge is more than the Policy value on the monthly date on or immediately preceding the start of the grace period; and
    (b) is three monthly policy charges divided by (1 minus the maximum premium expense charge).

When the required premium is paid during the grace period, monthly charges are not deducted until the monthly anniversary following the payment. Therefore, during the grace period the net surrender value may be overstated.


The determination of three monthly policy charges is made by taking three times the "failed" monthly deduction that could not be made due to insufficient policy value.

     Example: Policy Value: $5,000
           Loan Balance: $4,000
           Surrender Charge: $500
           Net Surrender Value: $500 (Policy Value minus Loan Balance minus Surrender Charge)
           Monthly Policy Charge: $1,000
           No-Lapse Guarantee Premium: $1,200
           Maximum Premium Expense Charge in the first policy year: 6.25% (3.0% sales charge, 2.0% state and local taxes, 1.25% federal taxes)

           During the first 60 policy months, the required premium is $3,600 [($1,200 x 3)]
           After the first 60 policy months, the required premium is $3,200 [($1,000 x 3)/(1 - 0.0625)]

The required premium is intended to a) reimburse us for the monthly policy charges during the grace period, and b) provide enough policy value to pay the monthly policy charge on the first monthly date after the grace period. If the grace period ends before we receive the required premium, we keep any remaining value in the Policy to cover past due policy charges. Adverse market fluctuations may cause the Policy to enter into subsequent grace periods.


The Policy is in force during a grace period. If we do not receive the required premium, the Policy terminates as of the end of the grace period. If the insured dies during a grace period, the death benefit is paid and the amount is reduced by:
.. all monthly policy charges due and unpaid at the death of the insured; and
.. any loan indebtedness.

The Policy also terminates:
.. when you make a full Policy surrender;
.. when death proceeds are paid;
.. on the maturity date; and
.. when the maturity proceeds are paid.
When the Policy terminates, all of the owners' Policy rights and privileges end.

Neither partial surrenders nor policy loans may be made during a grace period.


REINSTATEMENT
Subject to certain conditions, you may reinstate a Policy that terminated because of insufficient value. The Policy may only be reinstated:
.. prior to the maturity date and while the insured is alive;
.. upon our receipt of satisfactory evidence of insurability (according to our underwriting guidelines then in effect);
.. if you make a payment of a reinstatement premium; and .. if the application for reinstatement is mailed to us within three years of the
  Policy termination (in some states, we must provide a longer period of time for Policy reinstatement).

The reinstatement premium is calculated using the required premium formulas found above in the Grace Period section. The required premium formula in effect on the date the Policy was terminated will be used in this calculation. If a policy loan or loan interest was unpaid when the Policy terminated, the policy loan must be reinstated or repaid (loan interest does not accrue over the period the Policy was terminated).


We do not require payment of monthly policy charges during the period the Policy was terminated. Reinstatement is effective on the next monthly date following our approval of the reinstatement application. Premiums received with your reinstatement application are held in our general account without interest. If the reinstatement is approved, they are allocated to your selected division(s), fixed account and/or fixed DCA account on the reinstatement date. We will use the premium allocation percentages in effect at the time of termination of the Policy unless you provide new allocation instructions. The reinstated Policy has the same policy date as the original Policy. Your rights and privileges as owner(s) are restored upon reinstatement.


If you reinstate your Policy and then it is fully surrendered, a surrender charge may be imposed. The surrender charge, if any, and premium expense charge are calculated based on the number of years the Policy was in force. The period of time during which the Policy was terminated is not included in these calculations.


TAX ISSUES RELATED TO THE POLICY

The following description is a general summary of the tax rules pertaining to life insurance policies. This section relates primarily to federal income taxes rules, regulations and interpretations, which in our opinion are currently in effect but which are subject to change at any time. This summary is not comprehensive and is not intended as tax advice. While we reserve the right to change the Policy to assure it continues to qualify as life insurance for tax purposes, we cannot make any guarantee regarding the future tax treatment of any Policy.

NOTE: DUE TO THE COMPLEXITY OF THESE RULES AND BECAUSE THEY ARE AFFECTED BY THE
     FACTS AND CIRCUMSTANCES OF EACH POLICY, YOU SHOULD CONSULT WITH LEGAL AND TAX COUNSEL AND OTHER COMPETENT ADVISORS REGARDING THESE MATTERS.

TAXATION OF DEATH PROCEEDS
The death proceeds payable under a Policy are generally excludable from the gross income of the beneficiary(ies) under the Internal Revenue Code (IRC). However, if the Policy is transferred for valuable consideration, then a portion of the death proceeds may be includable in the beneficiary's gross income.

The Pension Protection Act of 2006 limits the tax-free death proceeds for employer-owned insurance to the amount of premiums paid unless certain requirements are satisfied. This legislation pertains to Policies issued August 17, 2006 and later, and Policies issued prior to August 17, 2006 that have had a material increase in the death benefit or other material change on or after August 17, 2006. The following requirements must be satisfied in order for the death proceeds of employer-owned life insurance to be tax-free:

1)Specific written notice must be provided to the insured, and written consent from the insured must be obtained prior to the policy being issued: and

2) A specific qualifying condition with respect to the insured's status must be met.
  Some examples are: the insured must be either (i) an employee of the policy holder at any time during the 12 month period before the insured's death, or
  (ii) a director or a highly compensated employee or a highly compensated individual, as defined by the IRC, at the time the policy was issued.


TAXATION OF MATURITY PROCEEDS
A taxable event may occur if the net surrender value at maturity plus any loan indebtedness is greater than premiums paid less partial surrenders and premium refunds. The taxable amount is the difference between the surrender value and the remaining premiums in the policy.

TAXATION OF GROWTH IN POLICY VALUE
Any increase in policy value is not included in gross income while the Policy is in-force and continues to meet the definition of life insurance as defined under
Section 7702 of the Internal Revenue Code. If a contract does not meet the definition of life insurance, the policy owner will be subject to income tax on annual increases in cash value.

TAXATION OF POLICY SURRENDERS AND PARTIAL SURRENDERS
A surrender or lapse of the Policy may have income tax consequences. Upon surrender, the owner(s) is not taxed on the surrender value except for the amount, if any, that exceeds the gross premiums paid less the untaxed portion of any prior surrenders. The amount of any loan indebtedness, upon surrender or lapse, is added to the net surrender value and treated, for this purpose, as if it had been received. A loss incurred upon surrender is generally not deductible. The tax consequences of a surrender may differ if the proceeds are received under any benefit payment option.

A full surrender of the Policy will, and a partial surrender may, be included in your gross income to the extent that the distribution exceeds your investment in the Policy. Partial surrenders generally are not taxable unless the total of such surrenders exceeds total premiums paid to the date of partial surrender less the untaxed portion of any prior partial surrenders. If within the first fifteen policy years you make a partial surrender with a corresponding reduction in the total face amount, special rules apply. Under those circumstances, the Internal Revenue Code has defined a special formula under which you may be taxed on all or a portion of the surrender amount.


The increase in policy value of the Policy is not included in gross income unless and until there is a full surrender or partial surrender under the Policy. A full surrender of the Policy will, and a partial surrender may, be included in your gross income to the extent the distribution exceeds your investment in the Policy. Transfers between the division(s) fixed account and/or fixed DCA account are not considered as distributions from the Policy and would not be considered taxable income.


NOTE: The tax treatment of partial surrenders described above also applies to preferred partial surrenders.

TAXATION OF POLICY LOANS AND LOAN INTEREST
If the Policy is not a modified endowment contract, loans received under the Policy are not generally considered to be distributions subject to tax. Interest paid to us as a result of a policy loan may or may not be deductible depending on a number of factors.

If the Policy is a modified endowment contract, loans received under the Policy are considered to be distributions subject to tax.


If the Policy lapses with an outstanding loan balance, there may be tax consequences.


TAXATION OF CHANGE OF OWNER
If an ownership change occurs, the taxable amount is calculated by taking the policy value less net premiums paid.

Transfer of ownership may have tax consequences to the owner. Please consult with your tax advisor before changing ownership of your life insurance policy.


TAXATION OF CHANGE OF INSURED
For tax purposes, changing the insured is considered to be the same as a surrender of the policy. The taxable amount is the difference between the policy value and the net premiums paid.

MODIFIED ENDOWMENT CONTRACT STATUS
A Policy becomes a Modified Endowment Contract when premiums paid exceed certain premium limits as defined by Section 7702A of the Internal Revenue Code. There is no change regarding the tax-deferred internal build-up of policy value or the income tax-free death benefit to your beneficiary(ies), however, distributions from a Modified Endowment Contract are taxed as if the Policy is a deferred annuity. Thus, taxation on partial surrenders, policy loans and other defined distributions will occur if your policy value is greater than your premiums paid. In addition, taxable distributions are subject to a federal income tax penalty of 10% unless the distribution is .. made after the owner attains age 591/2; or .. attributable to the taxpayer becoming disabled; or .. part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or the joint lives or joint life expectancy of the taxpayer and beneficiary.

Once a Policy is classified as a Modified Endowment Contract, the classification cannot be changed. Modified endowment contract classification may be avoided by limiting the amount of premiums paid under the Policy. In the absence of your instructions, we will refund all or part of the premium payment that would make the Policy a modified endowment contract.


TAXATION OF EXCHANGE OR ASSIGNMENT OF POLICIES
A change of policy, or an exchange or assignment of a Policy may have tax consequences. An assignment or exchange may result in taxable income to the transferring owner.

CORPORATE ALTERNATIVE MINIMUM TAX
Ownership of a Policy by certain corporations may affect the owner's exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, the corporate owner must make two computations. First, the corporation must take into account a portion of the current year's increase in the built-in gain in its corporate owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any Policy exceed the sum of a) the premiums paid on that Policy in the year of death, and b) the corporation's basis in the Policy (as measured for alternative minimum tax purposes) as of the end of the corporation's tax year immediately preceding the year of death. The corporate alternative minimum tax does not apply to S Corporations. Such tax also does not apply to "Small Corporations" as defined by Section 55(c) of the Internal Revenue Code. Corporations with gross receipts of $5,000,000 or less for their first taxable year after 1996, with gross receipts not exceeding $7,500,000 after the first taxable year, will meet this definition.

SPECIAL CONSIDERATIONS FOR CORPORATIONS
Section 264 of the Internal Revenue Code imposes numerous limitations on the interest and other business deductions that may otherwise be available to businesses that own life insurance policies. In addition, the premium paid by a business for a life insurance policy is not deductible as a business expense or otherwise if the business is directly or indirectly a beneficiary of the policy. For purposes of the alternative minimum tax ("AMT") that may be imposed on corporations, the death benefit from a life insurance policy, even though excluded from gross income for normal tax purposes, is included in "adjusted current earnings" for AMT purposes. In addition, although increases to the cash surrender value of a life insurance policy are generally excluded from gross income for normal income tax purposes, such increases are included in adjusted current earnings for income tax purposes.

OTHER TAX ISSUES
Federal estate taxes and state and local estate, inheritance and other taxes may become due depending on applicable law and your circumstances or the circumstances of the policy beneficiary(ies) if you or the insured dies.

WITHHOLDING
Withholding is generally required on certain taxable distributions under insurance contracts. In the case of periodic payments, the withholding is at graduated rates. With respect to non-periodic distributions, withholding is a flat rate of 10%. You may elect to have either non-periodic or periodic payments made without withholding except if your tax identification number has not been furnished to us or if the IRS has notified us that the number you furnished is incorrect.

GENERAL PROVISIONS


FREQUENT TRADING AND MARKET-TIMING (ABUSIVE TRADING PRACTICES)
This Policy is not designed for frequent trading or market timing activity of the investment options. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase this Policy. The Company does not accommodate market timing.

We consider frequent trading and market timing activities to be abusive trading practices because they:
.. Disrupt the management of the underlying mutual funds by;
  . forcing the fund to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the fund; and
  . causing unplanned portfolio turnover;
.. Hurt the portfolio performance of the underlying mutual funds; and .. Increase expenses of the underlying mutual fund and separate account due to;
  . increased broker-dealer commissions; and
  . increased recordkeeping and related costs.
If we are not able to identify such abusive trading practices, the abuses described above will negatively impact the Contract and cause investors to suffer the harms described.

We have adopted policies and procedures to help us identify and prevent abusive trading practices. In addition, the underlying mutual funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner.


If we, or an underlying mutual fund that is an investment option with the Contract, deem abusive trading practices to be occurring, we will take action that may include, but is not limited to:
.. Rejecting transfer instructions from a Contract owner or other person authorized by the owner to direct transfers;
.. Restricting submission of transfer requests by, for example, allowing transfer requests to be submitted by 1/st/ class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier or by telephone;
.. Limiting the number of unscheduled transfer during a Contract year to no more than 12;
.. Prohibiting you from requesting a transfer among the divisions for a minimum of thirty days where there is evidence of at least one round-trip transaction (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption) by you; and
.. Taking such other action as directed by the underlying mutual fund.

The underlying mutual funds have reserved the right to accept or reject, without prior written notice, any transfer requests.


In some instances, a transfer may be completed prior to a determination of abusive trading. In those instances, we will reverse the transfer (within two business days of the transfer) and return the Contract to the investment option holdings it had prior to the transfer. We will give you notice in writing in this instance.


PURCHASE PROCEDURES
A completed application and required supplements must be submitted to us through an agent or broker selling the Policy.

The minimum policy face amount when the Policy is originally issued is $100,000. We reserve the right to increase or decrease the minimum policy face amount. The increased minimum face amount would apply only to Policies issued after the effective date of the increase.


To issue a Policy, we require that the age of the insured be 85 or younger as of the policy date. Other underwriting restrictions may apply. An applicant for the Policy must:
.. furnish satisfactory evidence of insurability of the insured; and .. meet our insurance underwriting guidelines and suitability rules.

If you want insurance coverage to start at the time the application is submitted, you must send a payment with your completed application. The amount is based on the face amount of the Policy, the death benefit option and the charges and expenses of the Policy. This amount is shown on the policy illustration provided to you by us or your registered representative. If this amount is submitted with the application, a conditional receipt will be given to you. The receipt acknowledges the initial payment and details any interim conditional insurance coverage.


We reserve the right to reject any application or related premium if we determine that we have not received complete information and/or instructions or that our underwriting guidelines, suitability rules or procedures have not been met. Any premium submitted will be returned no later than five business days from the date the application was rejected.

Important Information about Customer Identification Procedures
--------------------------------------------------------------
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver's license or other identifying documents.

If concerns arise with verification of your identification, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identity within 30 days of our receipt of your original purchase, the account(s) will be closed and redeemed in accordance with normal redemption procedures.


Policy Date
-----------
If we issue a Policy, a policy date is determined. Policies will not be dated on the 29th, 30th or 31st of any month. Policies that would otherwise be dated on these dates are dated on the 28th of the same month. Policies that are issued on a cash on delivery (COD) basis and that would otherwise be dated on the 29th, 30th or 31st of a month will be dated on the first day of the following month. Your policy date is shown on the current data pages. Current data pages are the most recent policy specification pages issued to a Policy owner and are located in the Policy.

Upon specific request and our approval, your Policy may be backdated. The policy date may not be more than six months prior to the date of application (or shorter period if required by state law). Payment of at least the monthly policy charges is required for the backdated period. Monthly policy charges are deducted from the policy value for the backdated period.


Effective Date
--------------
The Policy date and the effective date are the same unless a backdated policy date is requested. Insurance coverage is effective, provided all purchase requirements for the policy have been satisfied.

If the proposed insured dies before the effective date, there is no coverage under the Policy (coverage is determined solely under the terms of the conditional receipt, if any).


DISTRIBUTION OF THE POLICY
The Company has appointed Princor Financial Services Corporation ("Princor") (Des Moines, Iowa 50392-0200), a broker-dealer registered under the Securities Exchange Act of 1934, a member of the National Association of Securities Dealers, Inc. and affiliate of the Company, as the distributor and principal underwriter of the Policy. The Company pays commissions on sales of the Policy of no more than 50% of premiums received in the first policy year (or the first year following an adjustment) up to the surrender target premium. In addition, a commission of up to 2.5% of premium above the surrender target premium received in the first policy year (or first year following an adjustment) may be paid. In the second through fifth years following the policy date (or adjustment date), commissions range from 0% to 2.5% of premiums received. A service fee up to 0.25% of net policy value is paid in the sixth through tenth policy years and up to 0.15% of net policy value in policy years eleven and beyond. Expense allowances may be paid to agents and brokers based on premiums received. Princor also may receive 12b-1 fees in connection with purchases and sales of mutual funds underlying the Policies. The 12b-1 fees for the underlying mutual funds are shown in this Policy prospectus in Summary: Fee Tables, Annual Underlying Mutual Fund Operating Expenses section of this prospectus.

Applications for the Policies are solicited by registered representatives of Princor or such other broker-dealers as have entered into selling agreements with Princor. Such registered representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. The Company intends to offer the Policy in all jurisdictions where it is licensed to do business and where the Policy is approved.

PAYMENTS TO FINANCIAL INTERMEDIARIES
The Company pays compensation to broker-dealers, financial institutions and other parties ("Financial Intermediaries") for the sale of the Policy according to schedules in the sales agreements and other agreements reached between the Company and the Financial Intermediaries. Such compensation generally consists of commissions on premiums paid on the Policy. The Company and/or its affiliates may also pay other amounts ("Additional Payments") that include, but are not limited to, marketing allowances, expense reimbursements and education payments. These Additional Payments are designed to provide incentives for the sale and retention of the Policies as well as other products sold by the Company and may influence the Financial Intermediary or sales representative to recommend the purchase of this Policy over competing policies or over other investment options. You may ask your sales representative about these differing and divergent interests, how she/he is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Policy.

SERVICE ARRANGEMENTS AND COMPENSATION
The Company and/or Princor have entered into agreements with the distributors, advisers and/or the affiliates of some of the mutual funds underlying the Policy and receive compensation for providing certain services including, but not limited to, distribution and operational support services, to the underlying mutual fund. Fees for these services are paid periodically (typically, quarterly or monthly) based on the average daily net asset value of shares of each fund held by the Separate Account and purchased at the Policy owners' instructions. Because the Company and Princor receive such fees, they may be subject to competing interests in making these funds available as investment options under the Policy. The Company takes into consideration the anticipated payments from underling mutual funds when it determines the charges assessed under the Policy. Without these payments, charges under the Policy are expected to be higher.

STATEMENT OF VALUES
You receive an annual statement at the end of each policy year. The statement will show:
.. current death benefit;
.. current policy value and surrender value;
.. all premiums paid since the last statement;
.. all charges since the last statement;
.. any loan indebtedness;
.. any partial surrenders since the last statement;
.. the number of units and unit value;
.. total value of each of your divisions, the fixed DCA account and the fixed account;
.. designated beneficiary(ies); and
.. all riders included in the Policy.

You will also receive a statement as of the end of each calendar quarter. At any time, you may request a free current statement by telephoning 1-800-247-9988.


We also send you the reports required by the Investment Company Act of 1940 (as amended).


SERVICES AVAILABLE VIA THE INTERNET AND TELEPHONE
If you elect internet and/or telephone privileges, instructions for the following transactions may be given to us via the internet or telephone:
.. change in allocations of future premium payments;
.. change in allocation of the monthly policy charge;
.. change to your APR instructions;
.. change to your scheduled transfer instructions;
.. unscheduled transfers; and
.. policy loan (not available via the internet) (loan proceeds are mailed to the owner's address of record).
If the Policy is owned by a trust, an authorized individual (with the proper password) may use these services and provide us with instructions.

Your instructions:
  . may be given by calling us at 1-800-247-9988 between 7 a.m. and 9 p.m.
    Central Time on any day that the NYSE is open;
  . may be given by accessing us at www.principal.com (for security purposes, you need a password to use any of the internet services, including viewing your Policy information on-line. If you don't have a password, you can obtain one at www.principal.com);
  . must be received by us before the close of the NYSE (generally 3:00 p.m.
    Central Time) to be effective the day you call;
  . are effective the next business day if not received until after the close of the NYSE; and
  . from one joint owner are binding on all joint owners.

Direct Dial
-----------
You may receive information about your Policy from our Direct Dial system between 7 a.m. and 9 p.m. Central Time, Monday through Saturday. The Direct Dial number is 1-800-247-9988. Through this automated system, you can:
.. obtain information about unit values and policy values;
.. initiate certain changes to your Policy; and .. change your password.
Instructions from one joint owner are binding on all joint owners. If the Policy is owned by a trust, an authorized individual (with the proper password) may use these services and provide us with instructions.

Although neither the Separate Account nor the Company is responsible for the authenticity of telephone transaction or internet requests, the Separate Account and the Company reserve the right to refuse telephone and/or internet orders. You are liable for a loss resulting from a fraudulent telephone or internet order that we reasonably believe is genuine. We use reasonable procedures to assure instructions are genuine. If the procedures are not followed, we may be liable for loss due to unauthorized or fraudulent transactions. The procedures for telephone instructions include: recording all telephone instructions, requesting personal identification information (name, phone number, social security number, birth date, etc.) and sending written confirmation to the owner's address of record. The procedures for internet and Direct Dial include requesting the same personal identification information as well as your password, logging all internet and Direct Dial activity and sending written transaction confirmations to the owner's address of record.


MISSTATEMENT OF AGE OR GENDER
If the age or, where applicable, gender of the insured has been misstated, we adjust the death benefit payable under your Policy to reflect the amount that would have been payable at the correct age and gender.

NON-PARTICIPATING POLICY
The Policies do not share in any divisible surplus of the Company.

INCONTESTABILITY
We will not contest the insurance coverage provided by the Policy, except for any increases in face amount, after the Policy has been in force during the lifetime of the insured for a period of two years from the policy date. Any policy face amount increase has its own two-year contestability period that begins on the effective date of the adjustment. In many states, the time limit in the incontestability period does not apply to fraudulent misrepresentations.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The financial statements of the Principal Life Insurance Company Variable Life Separate Account and the consolidated financial statements of the Principal Life Insurance Company are included in the Statement of Additional Information. Those statements have been audited by Ernst & Young LLP, independent registered public accounting firm, 801 Grand Avenue, Des Moines, Iowa 50309, for the periods indicated in their reports.

LEGAL PROCEEDINGS

There are no legal proceedings pending to which the Separate Account is a party or which would materially affect the Separate Account.

TABLE OF SEPARATE ACCOUNT DIVISIONS

The following is a brief summary of the investment objectives of each division. There is no guarantee that the objectives will be met.

AIM V.I. CAPITAL APPRECIATION DIVISION

              INVESTS IN: AIM V.I. Capital Appreciation Fund - Series II Shares INVESTMENT ADVISOR: A I M Advisors, Inc.
              INVESTMENT OBJECTIVE: to seek growth of capital.

AIM V.I. CORE EQUITY DIVISION

              INVESTS IN: AIM V.I. Core Equity Fund - Series II Shares INVESTMENT ADVISOR: A I M Advisors, Inc.
              INVESTMENT OBJECTIVE: seeks growth of capital. The Fund invests normally at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities, of established companies that have long-term above-average growth in earnings, and growth companies that are believed to have the potential for above-average growth in earnings.

AIM V.I. GLOBAL HEALTH CARE DIVISION

              INVESTS IN: AIM V.I. Global Health Care Fund - Series I Shares INVESTMENT ADVISOR: A I M Advisors, Inc.
              INVESTMENT OBJECTIVE: seeks long-term capital growth. The Fund invests normally 80% of its assets in securities of healthcare industry companies.

AMERICAN CENTURY VP INCOME & GROWTH DIVISION

              INVESTS IN: American Century VP Income & Growth Fund - Class II INVESTMENT ADVISOR: American Century Investment Management, Inc. INVESTMENT OBJECTIVE: seeks dividend growth, current income and appreciation. The account will seek to achieve its investment objective by investing in common stocks.

AMERICAN CENTURY VP ULTRA DIVISION

              INVESTS IN: American Century VP Ultra Fund - Class II
              INVESTMENT ADVISOR: American Century Investment Management, Inc. INVESTMENT OBJECTIVE: seeks long-term capital growth by investing primarily in stocks of U.S. companies.

AMERICAN CENTURY VP VALUE DIVISION

              INVESTS IN: American Century VP Value Fund - Class II
              INVESTMENT ADVISOR: American Century Investment Management, Inc. INVESTMENT OBJECTIVE: seeks capital growth over time and, secondarily, income by investing primarily in equity securities.

DREYFUS VIF DEVELOPING LEADERS DIVISION

              INVESTS IN: Dreyfus Variable Investment Fund Developing Leaders
                Portfolio - Service Class
              INVESTMENT ADVISOR: The Dreyfus Corporation
              INVESTMENT OBJECTIVE: seeks capital appreciation by investing in the stocks of companies with small market capitalizations.

FIDELITY VIP CONTRAFUND DIVISION

              INVESTS IN: Fidelity VIP Contrafund Portfolio - Service Class 2 INVESTMENT ADVISOR: Fidelity Management & Research Company INVESTMENT OBJECTIVE: seeks long-term capital appreciation.

FIDELITY VIP EQUITY-INCOME DIVISION

              INVESTS IN: Fidelity VIP Equity-Income Portfolio - Service Class 2 INVESTMENT ADVISOR: Fidelity Management & Research Company INVESTMENT OBJECTIVE: seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500/SM/ Index (S&P 500/(R)/).

FIDELITY VIP GROWTH DIVISION

              INVESTS IN: Fidelity VIP Growth Portfolio - Service Class 2 INVESTMENT ADVISOR: Fidelity Management & Research Company INVESTMENT OBJECTIVE: seeks to achieve capital appreciation.

FIDELITY VIP HIGH INCOME DIVISION

              INVESTS IN: Fidelity VIP High Income Portfolio - Service Class 2 INVESTMENT ADVISOR: Fidelity Management & Research Company INVESTMENT OBJECTIVE: seeks a high level of current income, while also considering growth of capital.

FIDELITY VIP MID CAP DIVISION

              INVESTS IN: Fidelity VIP Mid Cap Portfolio - Service Class 2 INVESTMENT ADVISOR: Fidelity Management & Research Company INVESTMENT OBJECTIVE: seeks long-term growth of capital.

MFS VIT NEW DISCOVERY DIVISION

              INVESTS IN: MFS VIT New Discovery Series - Service Class INVESTMENT ADVISOR: Massachusetts Financial Services Company INVESTMENT OBJECTIVE: seeks capital appreciation.

ASSET ALLOCATION DIVISION

              INVESTS IN: Principal Variable Contracts Fund Asset Allocation
                Account - Class 1
              INVESTMENT ADVISOR: Morgan Stanley Investment Management, Inc.
                (doing business as Van Kampen) through a sub-advisory agreement with Principal Management Corporation
              INVESTMENT OBJECTIVE: to generate a total investment return consistent with the preservation of capital. The Account intends to pursue a flexible investment policy in seeking to achieve this investment objective by investing primarily in equity and fixed-income securities.

BALANCED DIVISION

              INVESTS IN: Principal Variable Contracts Fund Balanced Account -
                Class 1
              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
              INVESTMENT OBJECTIVE: to generate a total return consisting of current income and capital appreciation while assuming reasonable risks in furtherance of this objective by investing primarily in equity and fixed-income securities.

BOND DIVISION

              INVESTS IN: Principal Variable Contracts Fund Bond Account - Class
                1
              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
              INVESTMENT OBJECTIVE: to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

CAPITAL VALUE DIVISION

              INVESTS IN: Principal Variable Contracts Fund Capital Value
                Account - Class 1
              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
              INVESTMENT OBJECTIVE: to provide long-term capital appreciation and secondarily growth investment income. The Account seeks to achieve its investment objectives through the purchase primarily of common stocks, but the Account may invest in other securities.

DIVERSIFIED INTERNATIONAL DIVISION

              INVESTS IN: Principal Variable Contracts Fund Diversified
                International Account - Class 1
              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
              INVESTMENT OBJECTIVE: to seek long-term growth of capital by investing in a portfolio of equity securities domiciled in any of the nations of the world.

EQUITY GROWTH DIVISION (LARGECAP GROWTH EQUITY DIVISION MERGED INTO EQUITY GROWTH DIVISION ON MAY 1, 2007)

              INVESTS IN: Principal Variable Contracts Fund Equity Growth
                Account - Class 1 (LargeCap Growth Equity Account merged into Equity Growth Account on May 1, 2007)
              INVESTMENT ADVISOR: T. Rowe Price Associates, Inc. through a sub-advisory agreement with Principal Management Corporation
              INVESTMENT OBJECTIVE: to provide long-term capital appreciation by investing primarily in growth-oriented common stocks of medium and large capitalization U.S. corporations and, to a limited extent, foreign corporations.

EQUITY INCOME I DIVISION (ON JANUARY 5, 2007 THE EQUITY INCOME DIVISION ASSETS MERGED INTO THE EQUITY INCOME I DIVISION)

              INVESTS IN: Principal Variable Contracts Fund Equity Income
                Account I - Class 1 (Principal Variable Contracts Fund - Equity Income Account merged into Principal Variable Contracts Fund - Equity Income I Account on January 5, 2007)
              INVESTMENT ADVISOR: Edge Asset Management, Inc. through a
                sub-advisory agreement with Principal Management Corporation
              INVESTMENT OBJECTIVE: to seek to provide a relatively high level of current income and long-term growth of income and capital.

GOVERNMENT & HIGH QUALITY BOND DIVISION

              INVESTS IN: Principal Variable Contracts Fund Government & High
                Quality Bond Account - Class 1
              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
              INVESTMENT OBJECTIVE: to seek a high level of current income, liquidity and safety of principal.

GROWTH DIVISION

              INVESTS IN: Principal Variable Contracts Fund Growth Account -
                Class 1
              INVESTMENT ADVISOR: Columbus Circle Investors through a
                sub-advisory agreement with Principal Management Corporation
              INVESTMENT OBJECTIVE: to seek growth of capital. The Account seeks to achieve its objective through the purchase primarily of common stocks, but the Account may invest in other securities.

INTERNATIONAL EMERGING MARKETS DIVISION

              INVESTS IN: Principal Variable Contracts Fund International
                Emerging Markets Account - Class 1
              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
              INVESTMENT OBJECTIVE: seeks long-term growth of capital by investing in equity securities of issuers in emerging market countries.

INTERNATIONAL SMALLCAP DIVISION

              INVESTS IN: Principal Variable Contracts Fund International
                SmallCap Account - Class 1
              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
              INVESTMENT OBJECTIVE: to seek long-term growth of capital. The
                Account will attempt to achieve its objective by investing primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations.

LARGECAP BLEND DIVISION

              INVESTS IN: Principal Variable Contracts Fund LargeCap Blend
                Account - Class 1
              INVESTMENT ADVISOR: T. Rowe Price Associates, Inc. through a sub-advisory agreement with Principal Management Corporation
              INVESTMENT OBJECTIVE: seeks long-term growth of capital.

LARGECAP STOCK INDEX DIVISION

              INVESTS IN: Principal Variable Contracts Fund LargeCap Stock Index
                Account - Class 1
              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
              INVESTMENT OBJECTIVE: to seek long-term growth of capital by investing in stocks of large U.S. companies. The Account attempts to mirror the investment results of the Standard & Poor's 500 Index.

LARGECAP VALUE DIVISION

              INVESTS IN: Principal Variable Contracts Fund LargeCap Value
                Account - Class 1
              INVESTMENT ADVISOR: AllianceBernstein, L.P. through a sub-advisory agreement with Principal Management Corporation
              INVESTMENT OBJECTIVE: to seek long-term growth of capital.

MIDCAP DIVISION

              INVESTS IN: Principal Variable Contracts Fund MidCap Account -
                Class 1
              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
              INVESTMENT OBJECTIVE: to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

MIDCAP GROWTH DIVISION

              INVESTS IN: Principal Variable Contracts Fund MidCap Growth
                Account - Class 1
              INVESTMENT ADVISOR: Mellon Equity Associates, LLP through a sub-advisory agreement with Principal Management Corporation
              INVESTMENT OBJECTIVE: to seek long-term growth of capital. The
                Account will attempt to achieve its objective by investing primarily in growth stocks of medium market capitalization companies.

MIDCAP VALUE DIVISION

              INVESTS IN: Principal Variable Contracts Fund MidCap Value Account
                - Class 1
              INVESTMENT ADVISOR: Neuberger Berman Management, Inc. through a sub-advisory agreement with Principal Management Corporation
              INVESTMENT OBJECTIVE: seeks long-term growth of capital by investing primarily in equity securities of companies with value characteristics and medium market capitalizations.

MONEY MARKET DIVISION

              INVESTS IN: Principal Variable Contracts Fund Money Market Account
                - Class 1
              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
              INVESTMENT OBJECTIVE: to seek as high a level of current income available from short-term securities as is considered consistent with preservation of principal and maintenance of liquidity by investing all of its assets in a portfolio of money market instruments.

LIFETIME 2010 DIVISION

              INVESTS IN: Principal Variable Contracts Fund Principal LifeTime
                2010 Account - Class 1
              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
              INVESTMENT OBJECTIVE: seeks a total return consisting of long-term growth of capital and current income by investing primarily in shares of other Principal Variable Contracts Fund accounts.

LIFETIME 2020 DIVISION

              INVESTS IN: Principal Variable Contracts Fund Principal LifeTime
                2020 Account - Class 1
              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
              INVESTMENT OBJECTIVE: seeks a total return consisting of long-term growth of capital and current income by investing primarily in shares of other Principal Variable Contracts Fund accounts.

LIFETIME 2030 DIVISION

              INVESTS IN: Principal Variable Contracts Fund Principal LifeTime
                2030 Account - Class 1
              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
              INVESTMENT OBJECTIVE: seeks a total return consisting of long-term growth of capital and current income by investing primarily in shares of other Principal Variable Contracts Fund accounts.

LIFETIME 2040 DIVISION

              INVESTS IN: Principal Variable Contracts Fund Principal LifeTime
                2040 Account - Class 1
              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
              INVESTMENT OBJECTIVE: seeks a total return consisting of long-term growth of capital and current income by investing primarily in shares of other Principal Variable Contracts Fund accounts.

LIFETIME 2050 DIVISION

              INVESTS IN: Principal Variable Contracts Fund Principal LifeTime
                2050 Account - Class 1
              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
              INVESTMENT OBJECTIVE: seeks a total return consisting of long-term growth of capital and current income by investing primarily in shares of other Principal Variable Contracts Fund accounts.

LIFETIME STRATEGIC INCOME DIVISION

              INVESTS IN: Principal Variable Contracts Fund Principal LifeTime
                Strategic Income Account - Class 1
              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
              INVESTMENT OBJECTIVE: seeks high current income by investing primarily in shares of other Principal Variable Contracts Fund accounts.

REAL ESTATE SECURITIES DIVISION

              INVESTS IN: Principal Variable Contracts Fund Real Estate
                Securities Account - Class 1
              INVESTMENT ADVISOR: Principal Real Estate Investors, LLC through a sub-advisory agreement with Principal Management Corporation
              INVESTMENT OBJECTIVE: to seek to generate a high total return. The
                Account will attempt to achieve its objective by investing primarily in equity securities of companies principally engaged in the real estate industry.

SHORT-TERM BOND DIVISION

              INVESTS IN: Principal Variable Contracts Fund Short-Term Bond
                Account - Class 1
              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
              INVESTMENT OBJECTIVE: to provide current income.

SMALLCAP DIVISION

              INVESTS IN: Principal Variable Contracts Fund SmallCap Account -
                Class 1
              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
              INVESTMENT OBJECTIVE: to seek long-term growth of capital. The
                Account will attempt to achieve its objective by investing primarily in equity securities of both growth and value oriented companies with comparatively smaller market capitalizations.

SMALLCAP GROWTH DIVISION

              INVESTS IN: Principal Variable Contracts Fund SmallCap Growth
                Account - Class 1
              INVESTMENT ADVISOR: Emerald Advisors, Inc. through a sub-advisory agreement;
                Essex Investment Management Company, LLC through a sub-advisory agreement; and
                UBS Global Asset Management (Americas) Inc. through a
                sub-advisory agreement with Principal Management Corporation
              INVESTMENT OBJECTIVE: to seek long-term growth of capital. The
                Account will attempt to achieve its objective by investing primarily in equity securities of growth companies with comparatively smaller market capitalizations.

SMALLCAP VALUE DIVISION

              INVESTS IN: Principal Variable Contracts Fund SmallCap Value
                Account - Class 1
              INVESTMENT ADVISOR: J.P. Morgan Investment Management, Inc.
                through a sub-advisory agreement and Mellon Equity Associates, LLP through a sub-advisory agreement with Principal Management Corporation
              INVESTMENT OBJECTIVE: to seek long-term growth of capital by investing primarily in equity securities of small companies with value characteristics and comparatively smaller market capitalizations.

STRATEGIC ASSET MANAGEMENT BALANCED PORTFOLIO DIVISION

              INVESTS IN: Principal Variable Contracts Fund Strategic Asset
                Management Balanced Portfolio - Class 1
              INVESTMENT ADVISOR: Edge Asset Management, Inc. through a
                sub-advisory agreement with Principal Management Corporation
              INVESTMENT OBJECTIVE: seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk.

STRATEGIC ASSET MANAGEMENT CONSERVATIVE BALANCED PORTFOLIO DIVISION

              INVESTS IN: Principal Variable Contracts Fund Strategic Asset
                Management Conservative Balanced Portfolio - Class 1
              INVESTMENT ADVISOR: Edge Asset Management, Inc. through a
                sub-advisory agreement with Principal Management Corporation
              INVESTMENT OBJECTIVE: seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk.

STRATEGIC ASSET MANAGEMENT CONSERVATIVE GROWTH PORTFOLIO DIVISION

              INVESTS IN: Principal Variable Contracts Fund Strategic Asset
                Management Conservative Growth Portfolio - Class 1
              INVESTMENT ADVISOR: Edge Asset Management, Inc. through a
                sub-advisory agreement with Principal Management Corporation
              INVESTMENT OBJECTIVE: seeks to provide long-term capital
                appreciation.

STRATEGIC ASSET MANAGEMENT FLEXIBLE INCOME PORTFOLIO DIVISION

              INVESTS IN: Principal Variable Contracts Fund Strategic Asset
                Management Flexible Income Portfolio - Class 1
              INVESTMENT ADVISOR: Edge Asset Management, Inc. through a
                sub-advisory agreement with Principal Management Corporation
              INVESTMENT OBJECTIVE: seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation).

STRATEGIC ASSET MANAGEMENT STRATEGIC GROWTH PORTFOLIO DIVISION

              INVESTS IN: Principal Variable Contracts Fund Strategic Asset
                Management Strategic Growth Portfolio - Class 1
              INVESTMENT ADVISOR: Edge Asset Management, Inc. through a
                sub-advisory agreement with Principal Management Corporation
              INVESTMENT OBJECTIVE: seeks to provide long-term capital
                appreciation.

WELLS FARGO ADVANTAGE VT ASSET ALLOCATION DIVISION

              INVESTS IN: Wells Fargo Advantage VT Asset Allocation Fund INVESTMENT ADVISOR: Wells Capital Management Incorporated through a sub-advisory agreement with Wells Fargo Funds Management, LLC
              INVESTMENT OBJECTIVE: seeks to earn long-term total return consistent with reasonable risk. The Fund invests in equity and fixed-income securities in varying proportions, with an emphasis on equity securities.

WELLS FARGO ADVANTAGE VT EQUITY INCOME DIVISION

              INVESTS IN: Wells Fargo Advantage VT Equity Income Fund
              INVESTMENT ADVISOR: Wells Capital Management Incorporated through a sub-advisory agreement with Wells Fargo Funds Management, LLC
              INVESTMENT OBJECTIVE: seeks to provide long-term capital
                appreciation and above average dividend income. The Fund invests in common stocks of large U.S. companies.

WELLS FARGO ADVANTAGE VT LARGE COMPANY GROWTH DIVISION

              INVESTS IN: Wells Fargo Advantage VT Large Company Growth Fund INVESTMENT ADVISOR: Wells Capital Management Incorporated through a sub-advisory agreement with Wells Fargo Funds Management, LLC
              INVESTMENT OBJECTIVE: seeks to provide long-term capital
                appreciation. The Fund invests in common stocks of large U.S. companies.

APPENDIX A - SURRENDER TARGET PREMIUMS


            SURRENDER TARGET PREMIUMS (PER $1,000 POLICY FACE AMOUNT)

ISSUE AGE    MALE     FEMALE    UNISEX   ISSUE AGE    MALE      FEMALE     UNISEX
---------    ----     ------    ------   ---------    ----     -------     ------
    0       $ 2.18    $1.74     $ 2.09       43      $13.66    $10.40      $13.01
    1         2.18     1.74       2.09       44       14.29     10.88       13.61
    2         2.18     1.74       2.09       45       14.91     11.37       14.20
    3         2.18     1.74       2.09       46       15.89     11.86       15.08
    4         2.18     1.74       2.09       47       16.86     12.35       15.96
    5         2.18     1.74       2.09       48       17.84     12.85       16.84
    6         2.18     1.74       2.09       49       18.81     13.34       17.72
    7         2.18     1.74       2.09       50       19.79     13.83       18.60
    8         2.18     1.74       2.09       51       20.77     14.32       19.48
    9         2.18     1.74       2.09       52       21.74     14.81       20.35
    10        2.18     1.74       2.09       53       22.72     15.30       21.24
    11        2.29     1.83       2.20       54       23.69     15.79       22.11
    12        2.40     1.91       2.30       55       24.67     16.28       22.99
    13        2.51     2.00       2.41       56       25.91     17.56       24.24
    14        2.62     2.08       2.51       57       27.16     18.85       25.50
    15        2.73     2.17       2.62       58       28.40     20.13       26.75
    16        2.96     2.36       2.84       59       29.65     21.42       28.00
    17        3.20     2.54       3.07       60       30.89     22.70       29.25
    18        3.43     2.73       3.29       61       32.13     23.98       30.50
    19        3.67     2.91       3.52       62       33.38     25.27       31.76
    20        3.90     3.10       3.74       63       34.62     26.55       33.01
    21        3.92     3.11       3.76       64       35.87     27.84       34.26
    22        3.94     3.13       3.78       65       37.11     29.12       35.51
    23        3.95     3.14       3.79       66       37.47     29.68       35.91
    24        3.97     3.16       3.81       67       37.83     30.25       36.31
    25        3.99     3.17       3.83       68       38.19     30.81       36.71
    26        4.46     3.50       4.27       69       38.55     31.37       37.11
    27        4.93     3.84       4.71       70       38.91     31.94       37.52
    28        5.39     4.17       5.15       71       39.46     32.50       38.07
    29        5.86     4.51       5.59       72       40.02     33.06       38.63
    30        6.33     4.84       6.03       73       40.58     33.62       39.19
    31        6.80     5.17       6.47       74       41.14     34.19       39.75
    32        7.26     5.51       6.91       75       41.70     34.75       40.31
    33        7.73     5.84       7.35       76
    34        8.19     6.18       7.79       77
    35        8.66     6.51       8.23       78
    36        9.29     7.00       8.83       79
    37        9.91     7.48       9.42       80
    38       10.54     7.97      10.03       81
    39       11.16     8.45      10.62       82
    40       11.79     8.94      11.22       83
    41       12.41     9.43      11.81       84
    42       13.04     9.91      12.41       85

APPENDIX B - ILLUSTRATIONS


SAMPLE ILLUSTRATIONS OF POLICY VALUES, SURRENDER VALUES AND DEATH BENEFITS

The following tables illustrate how the policy value, surrender value and death proceeds of the Policy may change with the investment experience of the divisions. The tables show how these amounts in the Policy vary over time if planned periodic premiums are paid annually and if the investment return of the divisions were a uniform, gross, after-tax, annual rate of 0%, 6% or 12%. The death benefits and values would be different from those shown if the return averaged 0%, 6% or 12%, but fluctuated above and below those averages during the year. Death benefit options 1, 2 and 3 are illustrated.


The illustrations reflect a hypothetical Policy issued to a 40 year-old male non-smoker, Preferred class. Illustrations for younger males or for females would be more favorable than those presented. Illustrations for older males or smokers would be less favorable.
.. Illustrations 1, 3 and 5 reflect current policy charges.
.. Illustrations 2, 4 and 6 reflect the guaranteed maximum policy charges.

The illustrations reflect all Policy charges including:
.. deductions from premiums for sales load and state and federal taxes;
.. monthly administration charge;
.. cost of insurance charge;
.. asset based charge; and
.. contingent deferred sales load that may be deducted if the Policy was fully surrendered or if it lapsed.

In addition, the illustrations reflect the average of fees and expenses of the divisions during the fiscal year ending December 31, 2006. The Managers of certain divisions have agreed to reimburse operating expenses, if necessary, to limit total operating expenses for those divisions. More information about the expense reimbursements can be found in the prospectuses for the underlying mutual funds which accompany this prospectus. There is no assurance that the fee reimbursement programs will continue. In the future, fees and expenses of the divisions may be more or less than those shown. Such changes would make the operating expenses actually incurred by a division differ from the average rate used in the illustrations.


The illustrations are based on the assumption that:
.. $250,000 initial face amount;
.. payments are made according to the $3,250 annual premium schedule;
.. no values are allocated to the fixed account or the fixed DCA account; .. no changes are made to the death benefit option or face amount;
.. no policy loans and/or partial surrenders are made; and .. no riders are in effect.

Upon request, we will prepare a comparable illustration based upon the proposed insured's actual age, gender, smoking status, risk classification and desired Policy features. For those illustrations, you have option of selecting which divisions (and their specific fees and expenses) are used. If no selection is made, the illustration is run using a hypothetical average.


In advertisements or sales literature for the Policies that include performance data for one of more of the divisions, we may include policy values, surrender values and death benefit figures computed using the same methods that were used in creating the following illustrations. However, the actual average total rate of return for the specific division(s) will be used instead of the average used in the following illustrations. This information may be shown in the form of graphs, charts, tables and examples. It may include data for periods prior to the offering of the Policy for a division that has had performance during such prior period (with policy charges assumed to be equal to current charges for any period(s) prior to the offering of the Policy).


Illustration 1                            PRINCIPAL LIFE INSURANCE COMPANY
                                                VUL ACCUMULATOR II
PLANNED PREMIUM $3,250                    MALE AGE 40 PREFERRED NON-SMOKER                 Initial Face Amount $250,000
                                        ASSUMING CURRENT CHARGES                           Death Benefit Option 1
                                                (All States)

----------------------------------------------------------------------------------------------------------------

                                                                     Death Benefit (2)
                                                                        Assuming Hypothetical Gross
                                                                        Annual Investment Return of
                                           ---------------------------------------------------------------

   End of          Accumulated                   0%                     6%                      12%
    Year           Premiums (1)             (-.88% Net)            (5.12% Net)             (11.12% Net)
--------------     -----------------       ---------------        ---------------         ----------------
      1                       3,413               250,000                250,000                  250,000
      2                       6,996               250,000                250,000                  250,000
      3                      10,758               250,000                250,000                  250,000
      4                      14,708               250,000                250,000                  250,000
      5                      18,856               250,000                250,000                  250,000
      6                      23,212               250,000                250,000                  250,000
      7                      27,785               250,000                250,000                  250,000
      8                      32,586               250,000                250,000                  250,000
      9                      37,628               250,000                250,000                  250,000
     10                      42,922               250,000                250,000                  250,000
     11                      48,481               250,000                250,000                  250,000
     12                      54,317               250,000                250,000                  250,000
     13                      60,446               250,000                250,000                  250,000
     14                      66,880               250,000                250,000                  250,000
     15                      73,637               250,000                250,000                  250,000
     20                     112,838               250,000                250,000                  250,000
     25                     162,869               250,000                250,000                  351,884
     30                     226,723               250,000                250,000                  580,858

----------------------------------------------------------------------------------------------------------------------

                                                                         Policy Value (2)
                                                                            Assuming Hypothetical Gross
                                                                            Annual Investment Return of
                                          ----------------------------------------------------------------------

   End of          Accumulated                 0%                         6%                         12%
    Year           Premiums (1)            (-.88% Net)               (5.12% Net)                 (11.12% Net)
--------------     -----------------      --------------            ---------------            -----------------
      1                       3,413               2,148                      2,302                        2,457
      2                       6,996               4,402                      4,850                        5,318
      3                      10,758               6,583                      7,472                        8,438
      4                      14,708               8,687                     10,168                       11,839
      5                      18,856              10,741                     12,965                       15,577
      6                      23,212              12,834                     15,964                       19,791
      7                      27,785              14,877                     19,081                       24,430
      8                      32,586              16,869                     22,320                       29,541
      9                      37,628              18,814                     25,688                       35,175
     10                      42,922              20,709                     29,192                       41,390
     11                      48,481              22,673                     33,004                       48,491
     12                      54,317              24,598                     36,994                       56,372
     13                      60,446              26,487                     41,175                       65,124
     14                      66,880              28,338                     45,553                       74,846
     15                      73,637              30,155                     50,145                       85,652
     20                     112,838              38,723                     76,723                      160,854
     25                     162,869              45,653                    110,105                      288,429
     30                     226,723              49,072                    151,486                      500,739


----------------------------------------------------------------------------------------------------------------

                                                                              Surrender Value (2)
                                                                          Assuming Hypothetical Gross
                                                                          Annual Investment Return of
                                           ----------------------------------------------------------------

   End of          Accumulated                  0%                        6%                    12%
    Year           Premiums (1)             (-.88% Net)               (5.12% Net)           (11.12% Net)
--------------     -----------------       --------------            --------------       -----------------
      1                       3,413                    -                         -                       -
      2                       6,996                1,454                     1,903                   2,371
      3                      10,758                3,635                     4,525                   5,490
      4                      14,708                5,740                     7,220                   8,891
      5                      18,856                7,794                    10,018                  12,630
      6                      23,212               10,027                    13,157                  16,983
      7                      27,785               12,351                    16,555                  21,904
      8                      32,586               14,764                    20,214                  27,435
      9                      37,628               17,270                    24,144                  33,631
     10                      42,922               19,867                    28,349                  40,548
     11                      48,481               22,673                    33,004                  48,491
     12                      54,317               24,598                    36,994                  56,372
     13                      60,446               26,487                    41,175                  65,124
     14                      66,880               28,338                    45,553                  74,846
     15                      73,637               30,155                    50,145                  85,652
     20                     112,838               38,723                    76,723                 160,854
     25                     162,869               45,653                   110,105                 288,429
     30                     226,723               49,072                   151,486                 500,739



(1) Assumes net interest of 5% compounded annually.
(2) Assumes no policy loans have been made.

The death benefit, policy value and surrender value will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6%, or 12% over a period of years, but also fluctuated above or below the average for individual policy years. The death benefit, policy value and surrender value for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the separate account and the different rates of return of the Fund portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


Illustration 2                           PRINCIPAL LIFE INSURANCE COMPANY
                                                VUL ACCUMULATOR II
PLANNED PREMIUM $3,250                   MALE AGE 40 PREFERRED NON-SMOKER                         Initial Face Amount $250,000
                                            ASSUMING GUARANTEED CHARGES                           Death Benefit Option 1
                                                   (All States)

--------------------------------------------------------------------------------------------------------------

                                                                   Death Benefit (2)
                                                                      Assuming Hypothetical Gross
                                                                      Annual Investment Return of
                                          --------------------------------------------------------------

   End of         Accumulated                   0%                     6%                     12%
    Year          Premiums (1)             (-.88% Net)            (5.12% Net)            (11.12% Net)
-------------     -----------------       ---------------        ---------------        ----------------
     1                       3,413               250,000                250,000                 250,000
     2                       6,996               250,000                250,000                 250,000
     3                      10,758               250,000                250,000                 250,000
     4                      14,708               250,000                250,000                 250,000
     5                      18,856               250,000                250,000                 250,000
     6                      23,212               250,000                250,000                 250,000
     7                      27,785               250,000                250,000                 250,000
     8                      32,586               250,000                250,000                 250,000
     9                      37,628               250,000                250,000                 250,000
     10                     42,922               250,000                250,000                 250,000
     11                     48,481               250,000                250,000                 250,000
     12                     54,317               250,000                250,000                 250,000
     13                     60,446               250,000                250,000                 250,000
     14                     66,880               250,000                250,000                 250,000
     15                     73,637               250,000                250,000                 250,000
     20                    112,838               250,000                250,000                 250,000
     25                    162,869               250,000                250,000                 297,476
     30                    226,723               250,000                250,000                 486,221

-------------------------------------------------------------------------------------------------------------------

                                                                        Policy Value (2)
                                                                           Assuming Hypothetical Gross
                                                                           Annual Investment Return of
                                          --------------------------------------------------------------------

   End of         Accumulated                  0%                        6%                         12%
    Year          Premiums (1)             (-.88% Net)               (5.12% Net)               (11.12% Net)
-------------     -----------------       --------------            --------------            ----------------
     1                       3,413                2,148                     2,302                       2,457
     2                       6,996                4,223                     4,666                       5,128
     3                      10,758                6,228                     7,095                       8,037
     4                      14,708                8,156                     9,585                      11,202
     5                      18,856               10,009                    12,142                      14,653
     6                      23,212               11,871                    14,855                      18,514
     7                      27,785               13,647                    17,633                      22,723
     8                      32,586               15,334                    20,475                      27,316
     9                      37,628               16,930                    23,381                      32,333
     10                     42,922               18,428                    26,348                      37,813
     11                     48,481               19,926                    29,524                      44,028
     12                     54,317               21,315                    32,775                      50,861
     13                     60,446               22,583                    36,092                      58,374
     14                     66,880               23,716                    39,469                      66,642
     15                     73,637               24,697                    42,894                      75,747
     20                    112,838               26,829                    60,496                     137,851
     25                    162,869               22,215                    77,765                     243,833
     30                    226,723                5,170                    91,588                     419,156


----------------------------------------------------------------------------------------------------------------

                                                                        Surrender Value (2)
                                                                          Assuming Hypothetical Gross
                                                                          Annual Investment Return of
                                           ----------------------------------------------------------------

  End of         Accumulated                   0%                        6%                       12%
    Year          Premiums (1)              (-.88% Net)               (5.12% Net)                (11.12% Net)
-------------     -----------------        --------------            --------------            -----------------
     1                       3,413                     -                         -                       -
     2                       6,996                 1,276                     1,718                   2,180
     3                      10,758                 3,280                     4,147                   5,089
     4                      14,708                 5,208                     6,638                   8,255
     5                      18,856                 7,061                     9,194                  11,705
     6                      23,212                 9,064                    12,048                  15,706
     7                      27,785                11,121                    15,106                  20,197
     8                      32,586                13,229                    18,369                  25,211
     9                      37,628                15,386                    21,837                  30,789
     10                     42,922                17,586                    25,506                  36,971
     11                     48,481                19,926                    29,524                  44,028
     12                     54,317                21,315                    32,775                  50,861
     13                     60,446                22,583                    36,092                  58,374
     14                     66,880                23,716                    39,469                  66,642
     15                     73,637                24,697                    42,894                  75,747
     20                    112,838                26,829                    60,496                 137,851
     25                    162,869                22,215                    77,765                 243,833
     30                    226,723                 5,170                    91,588                 419,156


(1) Assumes net interest of 5% compounded annually.
(2) Assumes no policy loans have been made.

The death benefit, policy value and surrender value will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6%, or 12% over a period of years, but also fluctuated above or below the average for individual policy years. The death benefit, policy value and surrender value for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the separate account and the different rates of return of the Fund portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.






Illustration 3                               PRINCIPAL LIFE INSURANCE COMPANY
                                                   VUL ACCUMULATOR II
PLANNED PREMIUM $3,250                       MALE AGE 40 PREFERRED NON-SMOKER                       Initial Face Amount $250,000
                                                 ASSUMING CURRENT CHARGES                                 Death Benefit Option 2
                                                      (All States)

----------------------------------------------------------------------------------------------------------------

                                                                     Death Benefit (2)
                                                                        Assuming Hypothetical Gross
                                                                        Annual Investment Return of
                                           ---------------------------------------------------------------

   End of          Accumulated                   0%                     6%                      12%
    Year           Premiums (1)             (-.88% Net)            (5.12% Net)             (11.12% Net)
--------------     -----------------       ---------------        ---------------         ----------------
      1                       3,413               252,142                252,296                  252,450
      2                       6,996               254,384                254,831                  255,297
      3                      10,758               256,547                257,431                  258,390
      4                      14,708               258,626                260,095                  261,751
      5                      18,856               260,648                262,849                  265,434
      6                      23,212               262,702                265,793                  269,571
      7                      27,785               264,699                268,841                  274,109
      8                      32,586               266,637                271,994                  279,088
      9                      37,628               268,520                275,260                  284,556
     10                      42,922               270,346                278,642                  290,561
     11                      48,481               272,231                282,308                  297,397
     12                      54,317               274,068                286,126                  304,949
     13                      60,446               275,861                290,106                  313,299
     14                      66,880               277,607                294,253                  322,529
     15                      73,637               279,309                298,578                  332,738
     20                     112,838               287,161                323,172                  402,624
     25                     162,869               292,950                352,581                  517,786
     30                     226,723               294,335                385,237                  705,541

-----------------------------------------------------------------------------------------------------------------------

                                                                          Policy Value (2)
                                                                             Assuming Hypothetical Gross
                                                                             Annual Investment Return of
                                           ----------------------------------------------------------------------

   End of          Accumulated                  0%                         6%                         12%
    Year           Premiums (1)             (-.88% Net)               (5.12% Net)                 (11.12% Net)
--------------     -----------------       --------------            ---------------            -----------------
      1                       3,413                2,142                      2,296                        2,450
      2                       6,996                4,384                      4,831                        5,297
      3                      10,758                6,547                      7,431                        8,390
      4                      14,708                8,626                     10,095                       11,751
      5                      18,856               10,648                     12,849                       15,434
      6                      23,212               12,702                     15,793                       19,571
      7                      27,785               14,699                     18,841                       24,109
      8                      32,586               16,637                     21,994                       29,088
      9                      37,628               18,520                     25,260                       34,556
     10                      42,922               20,346                     28,642                       40,561
     11                      48,481               22,231                     32,308                       47,397
     12                      54,317               24,068                     36,126                       54,949
     13                      60,446               25,861                     40,106                       63,299
     14                      66,880               27,607                     44,253                       72,529
     15                      73,637               29,309                     48,578                       82,738
     20                     112,838               37,161                     73,172                      152,624
     25                     162,869               42,950                    102,581                      267,786
     30                     226,723               44,335                    135,237                      455,541


------------------------------------------------------------------------------------------------------------------

                                                                                Surrender Value (2)
                                                                            Assuming Hypothetical Gross
                                                                            Annual Investment Return of
                                           - ----------------------------------------------------------------

   End of          Accumulated                    0%                        6%                    12%
    Year           Premiums (1)               (-.88% Net)               (5.12% Net)           (11.12% Net)
--------------     -----------------       - --------------            --------------       -----------------
      1                       3,413                      -                         -                       -
      2                       6,996                  1,437                     1,883                   2,349
      3                      10,758                  3,599                     4,484                   5,443
      4                      14,708                  5,679                     7,147                   8,804
      5                      18,856                  7,700                     9,902                  12,487
      6                      23,212                  9,894                    12,986                  16,763
      7                      27,785                 12,172                    16,315                  21,583
      8                      32,586                 14,531                    19,889                  26,982
      9                      37,628                 16,976                    23,717                  33,012
     10                      42,922                 19,504                    27,800                  39,719
     11                      48,481                 22,231                    32,308                  47,397
     12                      54,317                 24,068                    36,126                  54,949
     13                      60,446                 25,861                    40,106                  63,299
     14                      66,880                 27,607                    44,253                  72,529
     15                      73,637                 29,309                    48,578                  82,738
     20                     112,838                 37,161                    73,172                 152,624
     25                     162,869                 42,950                   102,581                 267,786
     30                     226,723                 44,335                   135,237                 455,541


(1) Assumes net interest of 5% compounded annually.
(2) Assumes no policy loans have been made.

The death benefit, policy value and surrender value will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6%, or 12% over a period of years, but also fluctuated above or below the average for individual policy years. The death benefit, policy value and surrender value for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the separate account and the different rates of return of the Fund portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


Illustration 4                         PRINCIPAL LIFE INSURANCE COMPANY
                                              VUL ACCUMULATOR II
PLANNED PREMIUM $3,250                 MALE AGE 40 PREFERRED NON-SMOKER                      Initial Face Amount $250,000
                                          ASSUMING GUARANTEED CHARGES                        Death Benefit Option 2
                                                  (All States)

--------------------------------------------------------------------------------------------------------------

                                                                   Death Benefit (2)
                                                                      Assuming Hypothetical Gross
                                                                      Annual Investment Return of
                                          --------------------------------------------------------------

   End of         Accumulated                   0%                     6%                     12%
    Year          Premiums (1)             (-.88% Net)            (5.12% Net)            (11.12% Net)
-------------     -----------------       ---------------        ---------------        ----------------
     1                       3,413               252,142                252,296                 252,450
     2                       6,996               254,206                254,646                 255,107
     3                      10,758               256,192                257,054                 257,991
     4                      14,708               258,096                259,514                 261,118
     5                      18,856               259,918                262,029                 264,513
     6                      23,212               261,740                264,686                 268,296
     7                      27,785               263,467                267,390                 272,399
     8                      32,586               265,096                270,140                 276,850
     9                      37,628               266,622                272,931                 281,681
     10                     42,922               268,037                275,755                 286,919
     11                     48,481               269,438                278,754                 292,817
     12                     54,317               270,715                281,788                 299,242
     13                     60,446               271,851                284,840                 306,233
     14                     66,880               272,834                287,897                 313,835
     15                     73,637               273,643                290,934                 322,092
     20                    112,838               274,531                305,139                 375,251
     25                    162,869               268,002                314,733                 454,731
     30                    226,723                     -                312,341                 571,331

------------------------------------------------------------------------------------------------------------------

                                                                        Policy Value (2)
                                                                           Assuming Hypothetical Gross
                                                                           Annual Investment Return of
                                          --------------------------------------------------------------------

   End of         Accumulated                  0%                        6%                         12%
    Year          Premiums (1)             (-.88% Net)               (5.12% Net)               (11.12% Net)
-------------     -----------------       --------------            --------------            ----------------
     1                       3,413                2,142                     2,296                       2,450
     2                       6,996                4,206                     4,646                       5,107
     3                      10,758                6,192                     7,054                       7,991
     4                      14,708                8,096                     9,514                      11,118
     5                      18,856                9,918                    12,029                      14,513
     6                      23,212               11,740                    14,686                      18,296
     7                      27,785               13,467                    17,390                      22,399
     8                      32,586               15,096                    20,140                      26,850
     9                      37,628               16,622                    22,931                      31,681
     10                     42,922               18,037                    25,755                      36,919
     11                     48,481               19,438                    28,754                      42,817
     12                     54,317               20,715                    31,788                      49,242
     13                     60,446               21,851                    34,840                      56,233
     14                     66,880               22,834                    37,897                      63,835
     15                     73,637               23,643                    40,934                      72,092
     20                    112,838               24,531                    55,139                     125,251
     25                    162,869               18,002                    64,733                     204,731
     30                    226,723                    -                    62,341                     321,331

--------------------------------------------------------------------------------------------------------------

                                                                      Surrender Value (2)
                                                                        Assuming Hypothetical Gross
                                                                        Annual Investment Return of
                                         ----------------------------------------------------------------

   End of         Accumulated                 0%                        6%                       12%
    Year          Premiums (1)            (-.88% Net)               (5.12% Net)                (11.12% Net)
-------------     -----------------      --------------            --------------            -----------------
     1                       3,413                   -                         -                       -
     2                       6,996               1,258                     1,699                   2,159
     3                      10,758               3,245                     4,107                   5,043
     4                      14,708               5,149                     6,567                   8,170
     5                      18,856               6,971                     9,081                  11,566
     6                      23,212               8,933                    11,878                  15,489
     7                      27,785              10,941                    14,864                  19,873
     8                      32,586              12,990                    18,035                  24,745
     9                      37,628              15,078                    21,387                  30,137
     10                     42,922              17,195                    24,913                  36,077
     11                     48,481              19,438                    28,754                  42,817
     12                     54,317              20,715                    31,788                  49,242
     13                     60,446              21,851                    34,840                  56,233
     14                     66,880              22,834                    37,897                  63,835
     15                     73,637              23,643                    40,934                  72,092
     20                    112,838              24,531                    55,139                 125,251
     25                    162,869              18,002                    64,733                 204,731
     30                    226,723                   -                    62,341                 321,331


(1) Assumes net interest of 5% compounded annually.
(2) Assumes no policy loans have been made.

The death benefit, policy value and surrender value will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6%, or 12% over a period of years, but also fluctuated above or below the average for individual policy years. The death benefit, policy value and surrender value for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the separate account and the different rates of return of the Fund portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


Illustration 5                            PRINCIPAL LIFE INSURANCE COMPANY
                                                 VUL ACCUMULATOR II
PLANNED PREMIUM $3,250                    MALE AGE 40 PREFERRED NON-SMOKER               Initial Face Amount $250,000
                                              ASSUMING CURRENT CHARGES                         Death Benefit Option 3
                                                   (All States)

-----------------------------------------------------------------------------------------------------------------

                                                                     Death Benefit (2)
                                                                        Assuming Hypothetical Gross
                                                                        Annual Investment Return of
                                           ---------------------------------------------------------------

   End of          Accumulated                   0%                     6%                      12%
    Year           Premiums (1)             (-.88% Net)            (5.12% Net)             (11.12% Net)
--------------     -----------------       ---------------        ---------------         ----------------
      1                       3,413               253,250                253,250                  253,250
      2                       6,996               256,500                256,500                  256,500
      3                      10,758               259,750                259,750                  259,750
      4                      14,708               263,000                263,000                  263,000
      5                      18,856               266,250                266,250                  266,250
      6                      23,212               269,500                269,500                  269,500
      7                      27,785               272,750                272,750                  272,750
      8                      32,586               276,000                276,000                  276,000
      9                      37,628               279,250                279,250                  279,250
     10                      42,922               282,500                282,500                  282,500
     11                      48,481               285,750                285,750                  285,750
     12                      54,317               289,000                289,000                  289,000
     13                      60,446               292,250                292,250                  292,250
     14                      66,880               295,500                295,500                  295,500
     15                      73,637               298,750                298,750                  298,750
     20                     112,838               315,000                315,000                  315,000
     25                     162,869               331,250                331,250                  337,688
     30                     226,723               347,500                347,500                  558,397

-----------------------------------------------------------------------------------------------------------------------

                                                                           Policy Value (2)
                                                                              Assuming Hypothetical Gross
                                                                              Annual Investment Return of
                                            ----------------------------------------------------------------------

   End of          Accumulated                   0%                         6%                         12%
    Year           Premiums (1)              (-.88% Net)               (5.12% Net)                 (11.12% Net)
--------------     -----------------        --------------            ---------------            -----------------
      1                       3,413                 2,140                      2,295                        2,449
      2                       6,996                 4,379                      4,826                        5,293
      3                      10,758                 6,534                      7,421                        8,382
      4                      14,708                 8,603                     10,076                       11,738
      5                      18,856                10,610                     12,820                       15,416
      6                      23,212                12,646                     15,751                       19,549
      7                      27,785                14,620                     18,784                       24,087
      8                      32,586                16,531                     21,921                       29,070
      9                      37,628                18,382                     25,170                       34,551
     10                      42,922                20,171                     28,533                       40,579
     11                      48,481                22,011                     32,180                       47,453
     12                      54,317                23,798                     35,979                       55,065
     13                      60,446                25,533                     39,941                       63,500
     14                      66,880                27,215                     44,072                       72,850
     15                      73,637                28,846                     48,384                       83,223
     20                     112,838                36,212                     73,002                      155,038
     25                     162,869                41,098                    102,826                      276,793
     30                     226,723                40,440                    137,082                      481,377


----------------------------------------------------------------------------------------------------------------

                                                                              Surrender Value (2)
                                                                          Assuming Hypothetical Gross
                                                                          Annual Investment Return of
                                           ----------------------------------------------------------------

   End of          Accumulated                  0%                        6%                    12%
    Year           Premiums (1)             (-.88% Net)               (5.12% Net)           (11.12% Net)
--------------     -----------------       --------------            --------------       -----------------
      1                       3,413                    -                         -                       -
      2                       6,996                1,431                     1,879                   2,345
      3                      10,758                3,587                     4,473                   5,435
      4                      14,708                5,655                     7,128                   8,791
      5                      18,856                7,663                     9,872                  12,468
      6                      23,212                9,838                    12,944                  16,741
      7                      27,785               12,094                    16,258                  21,560
      8                      32,586               14,426                    19,816                  26,965
      9                      37,628               16,838                    23,626                  33,007
     10                      42,922               19,329                    27,691                  39,737
     11                      48,481               22,011                    32,180                  47,453
     12                      54,317               23,798                    35,979                  55,065
     13                      60,446               25,533                    39,941                  63,500
     14                      66,880               27,215                    44,072                  72,850
     15                      73,637               28,846                    48,384                  83,223
     20                     112,838               36,212                    73,002                 155,038
     25                     162,869               41,098                   102,826                 276,793
     30                     226,723               40,440                   137,082                 481,377



(1) Assumes net interest of 5% compounded annually.
(2) Assumes no policy loans have been made.

The death benefit, policy value and surrender value will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6%, or 12% over a period of years, but also fluctuated above or below the average for individual policy years. The death benefit, policy value and surrender value for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the separate account and the different rates of return of the Fund portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.



Illustration 6                                 PRINCIPAL LIFE INSURANCE COMPANY
                                                     VUL ACCUMULATOR II
PLANNED PREMIUM $3,250                         MALE AGE 40 PREFERRED NON-SMOKER                    Initial Face Amount $250,000
                                                  ASSUMING GUARANTEED CHARGES                      Death Benefit Option 3
                                                       (All States)

--------------------------------------------------------------------------------------------------------------

                                                                   Death Benefit (2)
                                                                      Assuming Hypothetical Gross
                                                                      Annual Investment Return of
                                          --------------------------------------------------------------

   End of         Accumulated                   0%                     6%                     12%
    Year          Premiums (1)             (-.88% Net)            (5.12% Net)            (11.12% Net)
-------------     -----------------       ---------------        ---------------        ----------------
     1                       3,413               253,250                253,250                 253,250
     2                       6,996               256,500                256,500                 256,500
     3                      10,758               259,750                259,750                 259,750
     4                      14,708               263,000                263,000                 263,000
     5                      18,856               266,250                266,250                 266,250
     6                      23,212               269,500                269,500                 269,500
     7                      27,785               272,750                272,750                 272,750
     8                      32,586               276,000                276,000                 276,000
     9                      37,628               279,250                279,250                 279,250
     10                     42,922               282,500                282,500                 282,500
     11                     48,481               285,750                285,750                 285,750
     12                     54,317               289,000                289,000                 289,000
     13                     60,446               292,250                292,250                 292,250
     14                     66,880               295,500                295,500                 295,500
     15                     73,637               298,750                298,750                 298,750
     20                    112,838               315,000                315,000                 315,000
     25                    162,869               331,250                331,250                 331,250
     30                    226,723                     -                347,500                 437,096

-------------------------------------------------------------------------------------------------------------------

                                                                       Policy Value (2)
                                                                          Assuming Hypothetical Gross
                                                                          Annual Investment Return of
                                         --------------------------------------------------------------------

   End of         Accumulated                 0%                        6%                         12%
    Year          Premiums (1)            (-.88% Net)               (5.12% Net)               (11.12% Net)
-------------     -----------------      --------------            --------------            ----------------
     1                       3,413               2,140                     2,295                       2,449
     2                       6,996               4,200                     4,641                       5,102
     3                      10,758               6,179                     7,043                       7,981
     4                      14,708               8,071                     9,493                      11,102
     5                      18,856               9,876                    11,994                      14,489
     6                      23,212              11,675                    14,634                      18,264
     7                      27,785              13,373                    17,317                      22,360
     8                      32,586              14,963                    20,041                      26,808
     9                      37,628              16,442                    22,801                      31,641
     10                     42,922              17,799                    25,589                      36,890
     11                     48,481              19,126                    28,544                      42,813
     12                     54,317              20,312                    31,527                      49,286
     13                     60,446              21,338                    34,520                      56,355
     14                     66,880              22,186                    37,509                      64,079
     15                     73,637              22,829                    40,468                      72,518
     20                    112,838              22,157                    54,039                     128,483
     25                    162,869              11,477                    62,069                     219,818
     30                    226,723                   -                    54,655                     376,807

----------------------------------------------------------------------------------------------------------------

                                                                        Surrender Value (2)
                                                                          Assuming Hypothetical Gross
                                                                          Annual Investment Return of
                                           ----------------------------------------------------------------

   End of         Accumulated                   0%                        6%                       12%
    Year          Premiums (1)              (-.88% Net)               (5.12% Net)                (11.12% Net)
-------------     -----------------        --------------            --------------            -----------------
     1                       3,413                     -                         -                       -
     2                       6,996                 1,252                     1,694                   2,155
     3                      10,758                 3,232                     4,095                   5,034
     4                      14,708                 5,123                     6,545                   8,154
     5                      18,856                 6,928                     9,046                  11,542
     6                      23,212                 8,868                    11,827                  15,457
     7                      27,785                10,847                    14,791                  19,834
     8                      32,586                12,858                    17,936                  24,703
     9                      37,628                14,898                    21,257                  30,097
     10                     42,922                16,957                    24,746                  36,048
     11                     48,481                19,126                    28,544                  42,813
     12                     54,317                20,312                    31,527                  49,286
     13                     60,446                21,338                    34,520                  56,355
     14                     66,880                22,186                    37,509                  64,079
     15                     73,637                22,829                    40,468                  72,518
     20                    112,838                22,157                    54,039                 128,483
     25                    162,869                11,477                    62,069                 219,818
     30                    226,723                     -                    54,655                 376,807



(1) Assumes net interest of 5% compounded annually.
(2) Assumes no policy loans have been made.

The death benefit, policy value and surrender value will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6%, or 12% over a period of years, but also fluctuated above or below the average for individual policy years. The death benefit, policy value and surrender value for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the separate account and the different rates of return of the Fund portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.








APPENDIX C


APPLICABLE PERCENTAGES (FOR LIFE INSURANCE DEFINITION TEST)

GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST

  INSURED'S    PERCENTAGE OF    INSURED'S    PERCENTAGE OF    INSURED'S     PERCENTAGE OF
 ATTAINED AGE   POLICY VALUE   ATTAINED AGE   POLICY VALUE   ATTAINED AGE    POLICY VALUE
     0-40          250.00           53           164.00         66              119.00
      41           243.00           54           157.00         67              118.00
      42           236.00           55           150.00         68              117.00
      43           229.00           56           146.00         69              116.00
      44           222.00           57           142.00         70              115.00
      45           215.00           58           138.00         71              113.00
      46           209.00           59           134.00         72              111.00
      47           203.00           60           130.00         73              109.00
      48           197.00           61           128.00         74              107.00
      49           191.00           62           126.00         75 -90          105.00
      50           185.00           63           124.00         91              104.00
      51           178.00           64           122.00         92              103.00
      52           171.00           65           120.00         93              102.00
                                                                94+             101.00

CASH VALUE ACCUMULATION TEST (PERCENTAGE OF POLICY VALUE) - MALE
         PREFERRED OR
CLASS:     STANDARD      A        B        C        D        E        F        G         H
 AGE:        100%       150%     175%     200%     250%     300%     350%     400%      500%
   0       1149.84%    925.16%  850.84%  790.94%  699.51%  632.30%  580.34%  538.72%   475.69%
   1       1155.45%    937.32%  864.92%  806.45%  716.98%  650.98%  599.80%  558.69%   496.21%
   2       1123.44%    913.30%  843.49%  787.10%  700.74%  636.98%  587.51%  547.74%   487.26%
   3       1091.06%    888.69%  821.42%  767.05%  683.75%  622.21%  574.43%  535.99%   477.49%
   4       1059.18%    864.32%  799.51%  747.12%  666.79%  607.41%  561.28%  524.16%   467.61%
   5       1027.61%    840.04%  777.62%  727.14%  649.71%  592.44%  547.93%  512.08%   457.45%
   6        996.23%    815.71%  755.61%  706.99%  632.38%  577.17%  534.24%  499.65%   446.90%
   7        965.20%    791.49%  733.64%  686.82%  614.95%  561.75%  520.35%  486.99%   436.08%
   8        934.41%    767.29%  711.60%  666.53%  597.32%  546.06%  506.17%  474.00%   424.90%
   9        904.09%    743.31%  689.72%  646.34%  579.71%  530.34%  491.90%  460.90%   413.55%
  10        874.41%    719.75%  668.19%  626.43%  562.29%  514.75%  477.72%  447.85%   402.21%
  11        845.46%    696.70%  647.08%  606.91%  545.17%  499.39%  463.73%  434.95%   390.96%
  12        817.53%    674.45%  626.72%  588.05%  528.63%  484.56%  450.21%  422.48%   380.08%
  13        790.81%    653.19%  607.27%  570.06%  512.87%  470.43%  437.35%  410.63%   369.77%
  14        765.52%    633.16%  588.97%  553.18%  498.12%  457.26%  425.39%  399.65%   360.25%
  15        741.63%    614.33%  571.83%  537.38%  484.39%  445.04%  414.34%  389.53%   351.55%
  16        719.11%    596.70%  555.81%  522.66%  471.66%  433.77%  404.19%  380.29%   343.66%
  17        697.84%    580.14%  540.81%  508.92%  459.84%  423.35%  394.87%  371.83%   336.51%
  18        677.63%    564.47%  526.65%  495.98%  448.75%  413.64%  386.20%  364.00%   329.95%
  19        658.19%    549.43%  513.07%  483.58%  438.15%  404.36%  377.95%  356.57%   323.76%
  20        639.37%    534.87%  499.92%  471.57%  427.89%  395.39%  369.97%  349.40%   317.80%
  21        621.01%    520.61%  487.03%  459.79%  417.81%  386.56%  362.12%  342.32%   311.91%
  22        603.00%    506.56%  474.31%  448.14%  407.80%  377.76%  354.27%  335.24%   305.99%
  23        585.25%    492.64%  461.66%  436.52%  397.78%  368.92%  346.35%  328.06%   299.94%
  24        567.76%    478.82%  449.08%  424.94%  387.73%  360.02%  338.34%  320.77%   293.76%
  25        550.50%    465.11%  436.55%  413.38%  377.66%  351.05%  330.24%  313.37%   287.43%
  26        533.49%    451.50%  424.08%  401.84%  367.55%  342.01%  322.03%  305.84%   280.93%
  27        516.76%    438.04%  411.72%  390.37%  357.45%  332.95%  313.77%  298.23%   274.33%
  28        500.37%    424.80%  399.53%  379.03%  347.44%  323.92%  305.52%  290.61%   267.68%
  29        484.35%    411.79%  387.54%  367.86%  337.55%  314.98%  297.32%  283.02%   261.02%
  30        468.73%    399.07%  375.79%  356.91%  327.82%  306.16%  289.22%  275.50%   254.40%
  31        453.53%    386.65%  364.31%  346.19%  318.27%  297.49%  281.25%  268.08%   247.85%
  32        438.79%    374.58%  353.14%  335.74%  308.96%  289.03%  273.44%  260.82%   241.42%
  33        424.48%    362.84%  342.26%  325.57%  299.87%  280.75%  265.81%  253.70%   235.10%
  34        410.64%    351.47%  331.72%  315.71%  291.05%  272.71%  258.38%  246.77%   228.94%
  35        397.25%    340.46%  321.50%  306.14%  282.49%  264.90%  251.15%  240.03%   222.94%
  36        384.33%    329.81%  311.63%  296.88%  274.20%  257.33%  244.15%  233.49%   217.11%
  37        371.86%    319.54%  302.08%  287.94%  266.18%  250.01%  237.38%  227.15%   211.47%
  38        359.85%    309.63%  292.89%  279.32%  258.46%  242.95%  230.84%  221.05%   206.02%
  39        348.28%    300.10%  284.04%  271.03%  251.02%  236.15%  224.55%  215.17%   200.77%
  40        337.17%    290.93%  275.53%  263.05%  243.87%  229.62%  218.50%  209.51%   195.73%
  41        326.48%    282.12%  267.35%  255.38%  237.00%  223.35%  212.70%  204.09%   190.90%
  42        316.22%    273.67%  259.50%  248.03%  230.41%  217.33%  207.14%  198.89%   186.27%
  43        306.36%    265.54%  251.96%  240.97%  224.08%  211.56%  201.79%  193.91%   181.83%
  44        296.89%    257.74%  244.72%  234.19%  218.01%  206.02%  196.68%  189.13%   177.58%
  45        287.78%    250.25%  237.77%  227.68%  212.19%  200.71%  191.76%  184.54%   173.50%
  46        279.04%    243.05%  231.09%  221.43%  206.59%  195.61%  187.05%  180.15%   169.60%
  47        270.63%    236.13%  224.68%  215.42%  201.22%  190.71%  182.53%  175.93%   165.85%
  48        262.54%    229.48%  218.51%  209.64%  196.05%  186.00%  178.18%  171.87%   162.25%
  49        254.76%    223.07%  212.57%  204.08%  191.08%  181.46%  173.99%  167.97%   158.78%
  50        247.28%    216.92%  206.86%  198.73%  186.30%  177.11%  169.96%  164.22%   155.45%
  51        240.08%    210.99%  201.36%  193.59%  181.69%  172.91%  166.09%  160.60%   152.24%
  52        233.17%    205.31%  196.09%  188.65%  177.28%  168.89%  162.38%  157.14%   149.17%
  53        226.54%    199.86%  191.04%  183.93%  173.06%  165.04%  158.83%  153.84%   146.24%
  54        220.19%    194.64%  186.21%  179.41%  169.02%  161.37%  155.45%  150.69%   143.45%
  55        214.12%    189.67%  181.60%  175.10%  165.18%  157.88%  152.23%  147.70%   140.81%
  56        208.30%    184.91%  177.20%  170.99%  161.52%  154.56%  149.17%  144.85%   138.30%
  57        202.74%    180.36%  172.99%  167.06%  158.03%  151.39%  146.26%  142.15%   135.93%
  58        197.41%    176.01%  168.97%  163.31%  154.69%  148.37%  143.49%  139.58%   133.66%
  59        192.30%    171.83%  165.11%  159.71%  151.50%  145.48%  140.83%  137.12%   131.50%
  60        187.39%    167.83%  161.41%  156.26%  148.43%  142.70%  138.29%  134.76%   129.43%
  61        182.68%    163.99%  157.87%  152.96%  145.50%  140.05%  135.86%  132.51%   127.46%
  62        178.18%    160.32%  154.48%  149.80%  142.70%  137.52%  133.53%  130.35%   125.57%
  63        173.87%    156.81%  151.24%  146.78%  140.03%  135.10%  131.32%  128.31%   123.78%
  64        169.75%    153.47%  148.17%  143.92%  137.50%  132.82%  129.23%  126.38%   122.09%
  65        165.83%    150.30%  145.24%  141.20%  135.10%  130.66%  127.26%  124.56%   120.51%
  66        162.10%    147.29%  142.47%  138.63%  132.83%  128.62%  125.40%  122.85%   119.02%
  67        158.55%    144.42%  139.84%  136.18%  130.68%  126.69%  123.65%  121.23%   117.62%
  68        155.15%    141.69%  137.33%  133.86%  128.64%  124.86%  121.98%  119.70%   116.30%
  69        151.90%    139.08%  134.93%  131.64%  126.68%  123.11%  120.39%  118.25%   115.05%
  70        148.80%    136.58%  132.64%  129.51%  124.82%  121.44%  118.88%  116.85%   113.85%
  71        145.83%    134.19%  130.45%  127.48%  123.04%  119.85%  117.43%  115.52%   112.70%
  72        143.00%    131.93%  128.37%  125.56%  121.35%  118.33%  116.05%  114.26%   111.61%
  73        140.33%    129.79%  126.41%  123.74%  119.76%  116.91%  114.76%  113.07%   110.58%
  74        137.81%    127.78%  124.58%  122.05%  118.28%  115.59%  113.56%  111.97%   109.63%
  75        135.45%    125.92%  122.88%  120.48%  116.91%  114.37%  112.46%  110.97%   108.77%
  76        133.24%    124.18%  121.30%  119.03%  115.66%  113.26%  111.46%  110.05%   107.99%
  77        131.17%    122.56%  119.83%  117.68%  114.50%  112.24%  110.54%  109.22%   107.28%
  78        129.21%    121.05%  118.46%  116.43%  113.42%  111.29%  109.70%  108.45%   106.64%
  79        127.36%    119.61%  117.16%  115.24%  112.41%  110.40%  108.90%  107.74%   106.04%
  80        125.59%    118.24%  115.93%  114.11%  111.44%  109.56%  108.15%  107.06%   105.47%
  81        123.91%    116.94%  114.75%  113.04%  110.52%  108.76%  107.44%  106.42%   104.93%
  82        122.31%    115.71%  113.64%  112.02%  109.65%  107.99%  106.76%  105.80%   104.42%
  83        120.81%    114.55%  112.60%  111.07%  108.83%  107.27%  106.11%  105.22%   103.93%
  84        119.41%    113.48%  111.63%  110.19%  108.08%  106.61%  105.52%  104.69%   103.48%
  85        118.11%    112.50%  110.75%  109.38%  107.39%  106.01%  104.99%  104.20%   103.07%
  86        116.91%    111.61%  109.95%  108.65%  106.77%  105.47%  104.51%  103.77%   102.71%
  87        115.79%    110.79%  109.21%  107.99%  106.21%  104.98%  104.08%  103.38%   102.39%
  88        114.74%    110.03%  108.55%  107.39%  105.71%  104.55%  103.69%  103.04%   102.11%
  89        113.74%    109.32%  107.93%  106.84%  105.25%  104.15%  103.34%  102.73%   101.97%
  90        112.77%    108.65%  107.34%  106.32%  104.82%  103.78%  103.02%  102.44%   101.00%
  91        111.80%    108.00%  106.78%  105.82%  104.42%  103.44%  102.72%  102.18%   101.00%
  92        110.82%    107.34%  106.22%  105.33%  104.02%  103.11%  102.44%  101.97%   101.00%
  93        109.79%    106.66%  105.64%  104.82%  103.62%  102.78%  102.16%  101.00%   101.00%
  94        108.68%    105.91%  105.00%  104.27%  103.19%  102.42%  101.97%  101.00%   101.00%
  95        107.47%    105.07%  104.28%  103.64%  102.69%  102.01%  101.00%  101.00%   101.00%
  96        106.16%    104.13%  103.48%  102.92%  102.13%  101.97%  101.00%  101.00%   101.00%
  97        104.76%    103.10%  102.60%  102.13%  101.97%  101.00%  101.00%  101.00%   101.00%
  98        103.33%    102.02%  101.97%  101.97%  101.00%  101.00%  101.00%  101.00%   101.00%
  99        101.97%    101.97%  101.00%  101.00%  101.00%  101.00%  101.00%  101.00%   101.00%
 100+       101.00%    101.00%  101.00%  101.00%  101.00%  101.00%  101.00%  101.00%   101.00%

CASH VALUE ACCUMULATION TEST (PERCENTAGE OF POLICY VALUE) - FEMALE
        PREFERRED OR
CLASS:    STANDARD       A         B        C        D        E        F        G         H
 AGE:       100%       150%      175%      200%     250%     300%     350%     400%      500%
  0       1395.60%    1124.36%  1033.71%  960.39%  848.10%  765.33%  701.27%  649.92%   572.16%
  1       1393.15%    1130.47%  1042.37%  970.97%  861.35%  780.29%  717.38%  666.83%   590.05%
  2       1354.50%    1101.50%  1016.57%  947.70%  841.88%  763.57%  702.74%  653.83%   579.47%
  3       1315.50%    1071.92%   990.08%  923.68%  821.60%  745.99%  687.23%  639.94%   568.00%
  4       1276.92%    1042.45%   963.62%  899.63%  801.19%  728.23%  671.48%  625.80%   556.23%
  5       1238.81%    1013.17%   937.24%  875.59%  780.70%  710.32%  655.55%  611.43%   544.21%
  6       1201.35%     984.24%   911.13%  851.75%  760.31%  692.44%  639.59%  597.01%   532.08%
  7       1164.31%     955.44%   885.07%  827.89%  739.79%  674.38%  623.41%  582.33%   519.64%
  8       1128.00%     927.08%   859.36%  804.31%  719.46%  656.42%  607.28%  567.65%   507.16%
  9       1092.31%     899.07%   833.90%  780.91%  699.21%  638.47%  591.12%  552.91%   494.56%
  10      1057.39%     871.55%   808.85%  757.85%  679.19%  620.69%  575.06%  538.23%   481.96%
  11      1023.24%     844.54%   784.21%  735.14%  659.42%  603.09%  559.13%  523.64%   469.39%
  12       990.07%     818.23%   760.20%  712.98%  640.11%  585.87%  543.52%  509.33%   457.04%
  13       958.00%     792.78%   736.96%  691.54%  621.40%  569.18%  528.40%  495.45%   445.06%
  14       926.99%     768.15%   714.46%  670.77%  603.27%  553.00%  513.73%  482.00%   433.43%
  15       897.15%     744.45%   692.82%  650.78%  585.84%  537.45%  499.64%  469.07%   422.27%
  16       868.40%     721.62%   671.97%  631.54%  569.06%  522.48%  486.08%  456.64%   411.55%
  17       840.70%     699.61%   651.87%  612.99%  552.88%  508.06%  473.01%  444.66%   401.23%
  18       813.97%     678.38%   632.48%  595.09%  537.27%  494.14%  460.41%  433.11%   391.27%
  19       788.06%     657.76%   613.64%  577.69%  522.08%  480.59%  448.12%  421.84%   381.55%
  20       762.99%     637.79%   595.38%  560.82%  507.35%  467.43%  436.19%  410.90%   372.11%
  21       738.68%     618.38%   577.63%  544.40%  492.99%  454.60%  424.55%  400.21%   362.87%
  22       715.05%     599.48%   560.31%  528.38%  478.96%  442.04%  413.13%  389.71%   353.78%
  23       692.09%     581.06%   543.43%  512.74%  465.23%  429.74%  401.94%  379.41%   344.84%
  24       669.78%     563.13%   526.97%  497.48%  451.82%  417.70%  390.96%  369.30%   336.05%
  25       648.14%     545.70%   510.96%  482.63%  438.74%  405.94%  380.24%  359.41%   327.43%
  26       627.11%     528.72%   495.35%  468.13%  425.96%  394.44%  369.73%  349.71%   318.95%
  27       606.71%     512.22%   480.16%  454.01%  413.50%  383.20%  359.46%  340.21%   310.64%
  28       586.92%     496.17%   465.39%  440.27%  401.34%  372.24%  349.42%  330.92%   302.49%
  29       567.76%     480.61%   451.04%  426.91%  389.52%  361.56%  339.63%  321.85%   294.53%
  30       549.18%     465.50%   437.10%  413.93%  378.02%  351.15%  330.08%  313.00%   286.74%
  31       531.21%     450.86%   423.59%  401.33%  366.84%  341.03%  320.79%  304.38%   279.15%
  32       513.81%     436.66%   410.48%  389.10%  355.98%  331.19%  311.75%  295.98%   271.74%
  33       496.96%     422.89%   397.75%  377.23%  345.42%  321.61%  302.94%  287.79%   264.51%
  34       480.65%     409.53%   385.39%  365.69%  335.14%  312.28%  294.35%  279.80%   257.43%
  35       464.89%     396.62%   373.45%  354.53%  325.20%  303.25%  286.03%  272.05%   250.57%
  36       449.66%     384.12%   361.87%  343.71%  315.55%  294.48%  277.94%  264.52%   243.89%
  37       434.98%     372.07%   350.72%  333.29%  306.25%  286.02%  270.14%  257.26%   237.45%
  38       420.85%     360.48%   339.98%  323.25%  297.30%  277.88%  262.63%  250.26%   231.25%
  39       407.27%     349.33%   329.66%  313.60%  288.70%  270.06%  255.43%  243.55%   225.29%
  40       394.23%     338.64%   319.77%  304.36%  280.46%  262.57%  248.53%  237.14%   219.61%
  41       381.72%     328.39%   310.29%  295.51%  272.58%  255.41%  241.94%  231.01%   214.19%
  42       369.72%     318.57%   301.21%  287.03%  265.04%  248.58%  235.65%  225.16%   209.03%
  43       358.21%     309.16%   292.51%  278.91%  257.83%  242.04%  229.64%  219.58%   204.11%
  44       347.14%     300.11%   284.14%  271.11%  250.90%  235.76%  223.88%  214.23%   199.39%
  45       336.48%     291.40%   276.10%  263.61%  244.23%  229.72%  218.33%  209.09%   194.87%
  46       326.22%     283.02%   268.35%  256.38%  237.82%  223.92%  213.00%  204.14%   190.52%
  47       316.33%     274.93%   260.88%  249.41%  231.63%  218.31%  207.86%  199.38%   186.32%
  48       306.78%     267.12%   253.67%  242.69%  225.66%  212.91%  202.90%  194.77%   182.27%
  49       297.58%     259.60%   246.71%  236.20%  219.90%  207.69%  198.11%  190.33%   178.37%
  50       288.71%     252.34%   240.01%  229.94%  214.34%  202.66%  193.49%  186.05%   174.61%
  51       280.16%     245.35%   233.54%  223.92%  208.99%  197.82%  189.05%  181.93%   170.99%
  52       271.93%     238.60%   227.31%  218.10%  203.83%  193.15%  184.77%  177.97%   167.51%
  53       263.99%     232.11%   221.31%  212.50%  198.86%  188.65%  180.65%  174.15%   164.16%
  54       256.36%     225.87%   215.54%  207.13%  194.09%  184.34%  176.70%  170.49%   160.96%
  55       249.00%     219.85%   209.99%  201.95%  189.50%  180.20%  172.90%  166.98%   157.89%
  56       241.92%     214.06%   204.64%  196.96%  185.08%  176.20%  169.25%  163.61%   154.94%
  57       235.07%     208.46%   199.46%  192.14%  180.81%  172.34%  165.71%  160.34%   152.09%
  58       228.45%     203.02%   194.44%  187.45%  176.65%  168.59%  162.27%  157.16%   149.31%
  59       222.01%     197.74%   189.55%  182.88%  172.59%  164.91%  158.90%  154.04%   146.57%
  60       215.77%     192.59%   184.78%  178.43%  168.62%  161.31%  155.60%  150.97%   143.88%
  61       209.70%     187.58%   180.14%  174.08%  164.75%  157.79%  152.36%  147.96%   141.23%
  62       203.84%     182.74%   175.64%  169.87%  160.98%  154.37%  149.21%  145.03%   138.65%
  63       198.20%     178.06%   171.30%  165.81%  157.36%  151.07%  146.17%  142.21%   136.15%
  64       192.79%     173.59%   167.16%  161.93%  153.90%  147.93%  143.27%  139.52%   133.78%
  65       187.61%     169.33%   163.20%  158.24%  150.60%  144.94%  140.53%  136.98%   131.55%
  66       182.67%     165.26%   159.43%  154.72%  147.47%  142.11%  137.93%  134.57%   129.45%
  67       177.93%     161.37%   155.83%  151.36%  144.49%  139.41%  135.46%  132.29%   127.45%
  68       173.38%     157.62%   152.37%  148.12%  141.62%  136.82%  133.09%  130.10%   125.55%
  69       168.99%     154.01%   149.02%  145.00%  138.84%  134.30%  130.79%  127.97%   123.69%
  70       164.74%     150.50%   145.77%  141.96%  136.14%  131.86%  128.55%  125.89%   121.87%
  71       160.64%     147.11%   142.63%  139.02%  133.52%  129.48%  126.36%  123.87%   120.10%
  72       156.70%     143.86%   139.61%  136.20%  131.00%  127.19%  124.26%  121.91%   118.38%
  73       152.93%     140.75%   136.73%  133.50%  128.60%  125.01%  122.25%  120.05%   116.74%
  74       149.37%     137.82%   134.02%  130.96%  126.34%  122.96%  120.37%  118.31%   115.21%
  75       146.01%     135.06%   131.47%  128.59%  124.23%  121.05%  118.62%  116.69%   113.80%
  76       142.84%     132.48%   129.09%  126.37%  122.27%  119.29%  117.01%  115.21%   112.51%
  77       139.87%     130.07%   126.87%  124.31%  120.45%  117.66%  115.53%  113.84%   111.33%
  78       137.06%     127.80%   124.78%  122.38%  118.76%  116.14%  114.15%  112.58%   110.24%
  79       134.40%     125.66%   122.82%  120.56%  117.16%  114.72%  112.86%  111.40%   109.23%
  80       131.87%     123.63%   120.96%  118.84%  115.66%  113.38%  111.65%  110.29%   108.28%
  81       129.49%     121.72%   119.21%  117.22%  114.24%  112.11%  110.51%  109.24%   107.38%
  82       127.23%     119.92%   117.56%  115.69%  112.91%  110.93%  109.43%  108.26%   106.54%
  83       125.12%     118.24%   116.03%  114.28%  111.67%  109.82%  108.44%  107.35%   105.76%
  84       123.16%     116.70%   114.62%  112.98%  110.54%  108.82%  107.53%  106.53%   105.06%
  85       121.34%     115.28%   113.33%  111.79%  109.52%  107.91%  106.71%  105.78%   104.42%
  86       119.66%     113.98%   112.15%  110.72%  108.59%  107.09%  105.98%  105.11%   103.86%
  87       118.10%     112.79%   111.08%  109.74%  107.75%  106.36%  105.32%  104.52%   103.36%
  88       116.64%     111.69%   110.10%  108.85%  107.00%  105.70%  104.73%  103.99%   102.91%
  89       115.27%     110.68%   109.20%  108.03%  106.31%  105.10%  104.20%  103.51%   102.51%
  90       113.97%     109.73%   108.36%  107.27%  105.67%  104.55%  103.72%  103.07%   102.16%
  91       112.71%     108.83%   107.56%  106.56%  105.08%  104.04%  103.27%  102.68%   101.97%
  92       111.48%     107.95%   106.80%  105.88%  104.52%  103.57%  102.85%  102.31%   101.00%
  93       110.24%     107.08%   106.04%  105.21%  103.98%  103.11%  102.46%  101.97%   101.00%
  94       108.97%     106.19%   105.27%  104.53%  103.43%  102.64%  102.06%  101.00%   101.00%
  95       107.64%     105.23%   104.44%  103.80%  102.84%  102.16%  101.97%  101.00%   101.00%
  96       106.24%     104.21%   103.56%  103.01%  102.21%  101.97%  101.00%  101.00%   101.00%
  97       104.79%     103.13%   102.64%  102.17%  101.97%  101.00%  101.00%  101.00%   101.00%
  98       103.34%     102.04%   101.97%  101.97%  101.00%  101.00%  101.00%  101.00%   101.00%
  99       101.97%     101.97%   101.00%  101.00%  101.00%  101.00%  101.00%  101.00%   101.00%
 100+      101.00%     101.00%   101.00%  101.00%  101.00%  101.00%  101.00%  101.00%   101.00%

CASH VALUE ACCUMULATION TEST (PERCENTAGE OF POLICY VALUE) - UNISEX
        PREFERRED OR
CLASS:    STANDARD      A        B        C        D        E        F        G         H
 AGE:       100%       150%     175%     200%     250%     300%     350%     400%      500%
  0       1191.15%    957.67%  880.43%  818.20%  723.24%  653.47%  599.55%  556.37%   491.01%
  1       1195.60%    968.93%  893.69%  832.96%  740.05%  671.55%  618.47%  575.85%   511.10%
  2       1162.59%    944.21%  871.66%  813.07%  723.38%  657.21%  605.89%  564.66%   501.97%
  3       1129.04%    918.72%  848.80%  792.32%  705.80%  641.92%  592.36%  552.50%   491.87%
  4       1096.00%    893.49%  826.13%  771.68%  688.25%  626.62%  578.76%  540.26%   481.65%
  5       1063.29%    868.33%  803.45%  750.99%  670.57%  611.12%  564.94%  527.77%   471.14%
  6       1030.86%    843.22%  780.74%  730.21%  652.72%  595.40%  550.85%  514.98%   460.30%
  7        998.77%    818.20%  758.05%  709.39%  634.74%  579.50%  536.54%  501.95%   449.18%
  8        967.08%    793.34%  735.45%  688.60%  616.70%  563.48%  522.08%  488.72%   437.81%
  9        935.84%    768.70%  712.98%  667.89%  598.66%  547.39%  507.50%  475.34%   426.26%
  10       905.25%    744.47%  690.85%  647.45%  580.81%  531.43%  493.00%  462.02%   414.70%
  11       875.40%    720.75%  669.16%  627.39%  563.24%  515.70%  478.68%  448.82%   403.21%
  12       846.55%    697.79%  648.16%  607.97%  546.21%  500.44%  464.79%  436.02%   392.06%
  13       818.96%    675.88%  628.12%  589.45%  530.01%  485.93%  451.59%  423.88%   381.51%
  14       792.71%    655.09%  609.14%  571.92%  514.71%  472.27%  439.19%  412.49%   371.65%
  15       767.84%    635.49%  591.28%  555.47%  500.40%  459.53%  427.67%  401.93%   362.56%
  16       744.34%    617.06%  574.54%  540.08%  487.07%  447.72%  417.02%  392.23%   354.26%
  17       722.05%    599.66%  558.75%  525.60%  474.59%  436.70%  407.13%  383.24%   346.64%
  18       700.81%    583.14%  543.80%  511.91%  462.83%  426.36%  397.89%  374.87%   339.59%
  19       680.33%    567.23%  529.41%  498.74%  451.52%  416.43%  389.02%  366.85%   332.86%
  20       660.51%    551.81%  515.46%  485.97%  440.56%  406.80%  380.43%  359.09%   326.35%
  21       641.23%    536.78%  501.85%  473.50%  429.86%  397.39%  372.02%  351.49%   319.98%
  22       622.33%    522.00%  488.43%  461.19%  419.25%  388.04%  363.65%  343.90%   313.59%
  23       603.74%    507.36%  475.11%  448.95%  408.64%  378.66%  355.21%  336.24%   307.09%
  24       585.45%    492.88%  461.91%  436.78%  398.07%  369.26%  346.74%  328.50%   300.49%
  25       567.49%    478.59%  448.84%  424.71%  387.53%  359.86%  338.23%  320.72%   293.81%
  26       549.81%    464.44%  435.87%  412.70%  377.00%  350.43%  329.66%  312.84%   287.00%
  27       532.48%    450.50%  423.07%  400.82%  366.54%  341.04%  321.09%  304.94%   280.14%
  28       515.51%    436.78%  410.45%  389.09%  356.18%  331.69%  312.55%  297.05%   273.24%
  29       498.95%    423.35%  398.07%  377.56%  345.97%  322.46%  304.09%  289.21%   266.36%
  30       482.82%    410.24%  385.96%  366.27%  335.95%  313.39%  295.75%  281.48%   259.55%
  31       467.14%    397.44%  374.14%  355.23%  326.13%  304.48%  287.55%  273.85%   252.82%
  32       451.93%    385.01%  362.63%  344.49%  316.55%  295.78%  279.54%  266.40%   246.22%
  33       437.18%    372.92%  351.45%  334.03%  307.22%  287.28%  271.70%  259.09%   239.74%
  34       422.91%    361.22%  340.61%  323.89%  298.16%  279.03%  264.09%  251.99%   233.43%
  35       409.11%    349.88%  330.10%  314.06%  289.36%  271.01%  256.67%  245.08%   227.28%
  36       395.79%    338.93%  319.94%  304.55%  280.85%  263.25%  249.50%  238.38%   221.31%
  37       382.93%    328.35%  310.13%  295.35%  272.62%  255.74%  242.55%  231.89%   215.53%
  38       370.55%    318.17%  300.68%  286.50%  264.70%  248.50%  235.86%  225.64%   209.96%
  39       358.64%    308.36%  291.58%  277.98%  257.07%  241.54%  229.41%  219.61%   204.59%
  40       347.20%    298.94%  282.84%  269.80%  249.74%  234.85%  223.23%  213.84%   199.45%
  41       336.19%    289.89%  274.45%  261.94%  242.71%  228.43%  217.30%  208.30%   194.51%
  42       325.63%    281.21%  266.40%  254.40%  235.97%  222.28%  211.62%  203.00%   189.80%
  43       315.48%    272.87%  258.66%  247.16%  229.49%  216.38%  206.16%  197.91%   185.27%
  44       305.74%    264.86%  251.24%  240.22%  223.28%  210.73%  200.94%  193.04%   180.95%
  45       296.37%    257.16%  244.11%  233.54%  217.31%  205.29%  195.92%  188.36%   176.79%
  46       287.36%    249.77%  237.25%  227.13%  211.59%  200.07%  191.11%  183.87%   172.81%
  47       278.70%    242.66%  230.67%  220.97%  206.08%  195.06%  186.48%  179.56%   168.99%
  48       270.37%    235.82%  224.33%  215.04%  200.79%  190.24%  182.03%  175.42%   165.32%
  49       262.34%    229.23%  218.22%  209.33%  195.69%  185.59%  177.75%  171.42%   161.77%
  50       254.63%    222.89%  212.35%  203.83%  190.78%  181.13%  173.63%  167.58%   158.37%
  51       247.20%    216.79%  206.70%  198.55%  186.06%  176.83%  169.66%  163.89%   155.09%
  52       240.07%    210.94%  201.28%  193.48%  181.53%  172.71%  165.86%  160.35%   151.96%
  53       233.22%    205.32%  196.08%  188.61%  177.19%  168.76%  162.22%  156.96%   148.96%
  54       226.66%    199.95%  191.10%  183.96%  173.04%  164.99%  158.75%  153.73%   146.10%
  55       220.38%    194.81%  186.34%  179.52%  169.09%  161.40%  155.45%  150.66%   143.39%
  56       214.36%    189.89%  181.80%  175.27%  165.31%  157.98%  152.30%  147.74%   140.82%
  57       208.60%    185.18%  177.45%  171.22%  161.71%  154.71%  149.30%  144.96%   138.37%
  58       203.06%    180.66%  173.27%  167.32%  158.25%  151.58%  146.43%  142.30%   136.04%
  59       197.74%    176.32%  169.26%  163.59%  154.93%  148.58%  143.67%  139.74%   133.79%
  60       192.62%    172.15%  165.41%  159.99%  151.74%  145.69%  141.02%  137.29%   131.64%
  61       187.71%    168.14%  161.71%  156.54%  148.68%  142.92%  138.48%  134.93%   129.57%
  62       182.99%    164.30%  158.16%  153.23%  145.74%  140.26%  136.04%  132.67%   127.59%
  63       178.47%    160.62%  154.76%  150.07%  142.93%  137.72%  133.72%  130.52%   125.70%
  64       174.16%    157.12%  151.53%  147.06%  140.27%  135.32%  131.52%  128.48%   123.92%
  65       170.05%    153.78%  148.46%  144.20%  137.75%  133.05%  129.44%  126.57%   122.25%
  66       166.14%    150.62%  145.55%  141.50%  135.36%  130.90%  127.48%  124.76%   120.69%
  67       162.40%    147.60%  142.78%  138.92%  133.10%  128.87%  125.63%  123.06%   119.21%
  68       158.82%    144.72%  140.13%  136.47%  130.94%  126.94%  123.87%  121.45%   117.82%
  69       155.40%    141.96%  137.60%  134.12%  128.88%  125.09%  122.19%  119.90%   116.48%
  70       152.11%    139.32%  135.17%  131.87%  126.90%  123.31%  120.58%  118.42%   115.20%
  71       148.96%    136.78%  132.84%  129.71%  125.00%  121.61%  119.03%  117.00%   113.97%
  72       145.96%    134.37%  130.63%  127.65%  123.20%  119.99%  117.56%  115.64%   112.80%
  73       143.11%    132.08%  128.53%  125.71%  121.49%  118.46%  116.17%  114.36%   111.69%
  74       140.42%    129.93%  126.56%  123.89%  119.90%  117.03%  114.87%  113.17%   110.66%
  75       137.89%    127.93%  124.73%  122.20%  118.42%  115.72%  113.68%  112.08%   109.72%
  76       135.52%    126.05%  123.02%  120.63%  117.06%  114.51%  112.59%  111.08%   108.87%
  77       133.28%    124.30%  121.43%  119.17%  115.80%  113.39%  111.59%  110.17%   108.10%
  78       131.18%    122.66%  119.94%  117.80%  114.62%  112.36%  110.66%  109.34%   107.39%
  79       129.17%    121.10%  118.53%  116.51%  113.51%  111.39%  109.79%  108.55%   106.73%
  80       127.26%    119.61%  117.18%  115.28%  112.46%  110.46%  108.97%  107.80%   106.10%
  81       125.43%    118.19%  115.90%  114.10%  111.45%  109.57%  108.18%  107.09%   105.50%
  82       123.70%    116.85%  114.68%  112.99%  110.49%  108.73%  107.42%  106.41%   104.93%
  83       122.06%    115.59%  113.54%  111.94%  109.59%  107.94%  106.71%  105.77%   104.39%
  84       120.53%    114.41%  112.48%  110.97%  108.76%  107.21%  106.06%  105.18%   103.89%
  85       119.11%    113.33%  111.51%  110.09%  108.00%  106.55%  105.47%  104.64%   103.44%
  86       117.79%    112.34%  110.62%  109.28%  107.31%  105.95%  104.93%  104.16%   103.04%
  87       116.55%    111.43%  109.81%  108.54%  106.69%  105.40%  104.45%  103.72%   102.67%
  88       115.39%    110.58%  109.06%  107.87%  106.12%  104.91%  104.02%  103.33%   102.35%
  89       114.28%    109.79%  108.36%  107.24%  105.60%  104.46%  103.62%  102.98%   102.06%
  90       113.20%    109.03%  107.70%  106.65%  105.12%  104.05%  103.26%  102.65%   101.97%
  91       112.14%    108.30%  107.06%  106.09%  104.66%  103.65%  102.92%  102.35%   101.00%
  92       111.07%    107.57%  106.43%  105.53%  104.21%  103.28%  102.59%  102.07%   101.00%
  93       109.96%    106.82%  105.79%  104.97%  103.76%  102.90%  102.27%  101.97%   101.00%
  94       108.79%    106.02%  105.10%  104.37%  103.28%  102.51%  101.97%  101.00%   101.00%
  95       107.54%    105.14%  104.35%  103.70%  102.75%  102.07%  101.00%  101.00%   101.00%
  96       106.19%    104.16%  103.51%  102.96%  102.16%  101.97%  101.00%  101.00%   101.00%
  97       104.77%    103.11%  102.62%  102.15%  101.97%  101.00%  101.00%  101.00%   101.00%
  98       103.34%    102.03%  101.97%  101.97%  101.00%  101.00%  101.00%  101.00%   101.00%
  99       101.97%    101.97%  101.00%  101.00%  101.00%  101.00%  101.00%  101.00%   101.00%
 100+      101.00%    101.00%  101.00%  101.00%  101.00%  101.00%  101.00%  101.00%   101.00%

ADDITIONAL INFORMATION


Additional information about the Policy is available in the Statement of Additional Information dated May 1, 2007 and which is part of this prospectus.


Your questions and/or requests for a free copy of the Statement of Additional Information or a free personalized illustration should be directed to: Principal Variable Universal Life Accumulator II, Principal Financial Group, P.O. Box 9296, Des Moines, Iowa 50306-9296, 1-800-247-9988. You may also contact us through our internet site: www.principal.com


Information about the Policy (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 202-551-8090. Reports and other information about the Policy are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Room 1580, 100 F Street NE, Washington, D.C. 20549.

                Principal Variable Universal Life Accumulator II
                   Investment Company Act File No. 333-100838

                                   PART B






                      STATEMENT OF ADDITIONAL INFORMATION






                 PRINCIPAL VARIABLE UNIVERSAL LIFE ACCUMULATOR







                             DATED MAY 1, 2007






The Statement of Additional Information provides information about the Principal Variable Universal Life Accumulator Insurance Policy sponsored by Principal Life Insurance Company through its Principal Life Insurance Company Variable Life Separate Account.






This Statement of Additional Information is not a prospectus but does provide information that supplements the Policy's Prospectus dated May 1, 2007. It should be read with that Prospectus which is available without charge. To request a copy of the Prospectus, please contact us at:





                 Principal Variable Universal Life Accumulator
                           Principal Financial Group

                        Des Moines, Iowa 50306-9296
                            Telephone:1-800-247-9988

TABLE OF CONTENTS


                                                                            Page


GENERAL INFORMATION AND HISTORY .........................................3

 THE COMPANY............................................................ 3

 PRINCIPAL LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT ........ 3

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...........................3

UNDERWRITERS ............................................................3

ADDITIONAL INFORMATION ABOUT CHARGES....................................4

 SPECIAL PURCHASE PLANS ................................................. 4

 UNDERWRITING PROCEDURES ................................................ 4

PERFORMANCE DATA ........................................................5

FINANCIAL STATEMENTS....................................................6

GENERAL INFORMATION AND HISTORY


THE COMPANY
Principal Life Insurance Company (the "Company") is the issuer of the Principal Variable Universal Life Accumulator Insurance Policy (the "Policy"). The Company is a stock life insurance company with its home office at: Principal Financial Group, Des Moines, Iowa 50392. It is authorized to transact life and annuity business in all states of the United States and the District of Columbia. The Company is a wholly owned indirect subsidiary of Principal Financial Group, Inc., a publicly-traded company.

In 1879, the Company was incorporated under Iowa law as a mutual assessment life insurance company named Bankers Life Association. It became a legal reserve life insurance company and changed its name to Bankers Life Company in 1911 and then to Principal Mutual Life Insurance Company in 1986. The name change to Principal Life Insurance Company and reorganization into a mutual insurance holding company structure took place in 1998, when the Company became a stock life insurance company. In 2001, the mutual insurance holding company converted to a stock company through a process called demutualization, resulting in the current organizational structure.


PRINCIPAL LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
The separate account was established under Iowa law on November 2, 1987. It was then registered as a unit investment trust with the SEC. This registration does not involve SEC supervision of the investments or investment policies of the separate account.

All of the units of the Separate Account are owned by the Company. Policy owners may purchase units of the divisions of the Separate Account.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 801 Grand Avenue, Des Moines, Iowa, serves as the independent registered public accounting firm for Principal Life Insurance Company Variable Life Separate Account and the Company.

UNDERWRITERS


The principal underwriter of the Policy is Princor Financial Services Corporation ("Princor") which is a wholly-owned subsidiary of Principal Financial Services, Inc. and an affiliate of the Company. The address of Princor is The Principal Financial Group, 680 8th Street, Des Moines, IA 50392-0200. Princor was incorporated in Iowa in 1968, and is a securities broker-dealer registered with the SEC as well as a member of the NASD. The Policies may also be sold through other broker-dealers authorized by Princor and applicable law to do so. Registered representatives of such broker-dealers may be paid on a different basis than described below.


The Policy's offering to the public is continuous. As the principal underwriter, Princor is paid for the distribution of the Policy. For the last three fiscal years Princor has received and retained the following commissions:

                                2006                                       2005                 2004
                         RECEIVED/RETAINED                          RECEIVED/RETAINED    RECEIVED/RETAINED
                         -----------------                          -----------------    -----------------
                           $1,979,049/$0                               $651,182/$0

COMMISSIONS PAID TO DEALERS
For Policies sold through Princor, commissions generally will be no more than 50% of premium received in the first policy year (or the first year following an adjustment) up to the target premium. In addition, a commission of up to 2.5% of premium above target premium received in the first policy year (or first year following an adjustment) may be paid. In the second through fifth years following the policy date (or adjustment date), commissions are 2.5% of premiums received. An asset based fee of 0.25% of net policy value is paid in the sixth through tenth policy years and of 0.15% of net policy value in years eleven and beyond.

Expense allowances may be paid to agents and brokers based on premiums received.


ADDITIONAL INFORMATION ABOUT CHARGES


SPECIAL PURCHASE PLANS
Where permitted by state law, Policies may be purchased under group or sponsored arrangements as well as on an individual basis. A group arrangement is a program under which a trustee, employer or similar entity purchases Policies covering a group of individuals on a group basis. A sponsored arrangement is a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

Charges and deductions may be reduced for Policies purchased under a group or sponsored arrangement including waiver of premium sales load and waiver of surrender charge. Reductions may be available to:
.. employees, officers, directors, agents and immediate family members of the group or sponsored arrangement; and
.. employees of agents of the Company and its subsidiaries.

Reductions are made under our rules in effect on the date a Policy application is approved and are based on certain criteria (size of group, expected number of participants, anticipated premium payments, total assets under management for the group or sponsored arrangement).


Generally, the sales contacts and effort, administrative costs and mortality cost per Policy vary based on the size of the arrangement, the purpose for which the Policies are purchased and certain characteristics of the members. The amount of the reduction and the criteria for reducing the charges and deductions reflect: a) our reduced sales effort and administrative costs; and b) the different mortality experience expected from sales to arrangements.


We may modify, on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not discriminate unfairly against any person, including the affected owners and all other Policy owners with policies funded with the Separate Account.


UNDERWRITING PROCEDURES


Guaranteed maximum cost of insurance rates are based on 1980 CSO Mortality Table (the prevailing mortality table approved by the National Association of Insurance Commissioners), age last birthday, with distinction for the insured's gender and smoking status. The rates will reflect the insured's risk class(es).

PERFORMANCE DATA


The Separate Account may publish advertisements containing information (including graphs, charts, tables and examples) about the performance of one or more of its divisions.


The Policy was not offered prior to November 19, 2001. The Separate Account may publish advertisements containing information about the hypothetical performance of one or more of its divisions for this Policy as if the Policy had been issued on or after the date the underlying mutual fund in which such division invests was first offered. The hypothetical performance from the date of the inception of the underlying mutual fund is derived by reducing the actual performance of the underlying mutual fund by the fees and charges of the Policy as if it had been in existence. The yield and total return figures described below vary depending upon market conditions, the composition of the underlying mutual fund's portfolios and operating expenses. These factors and possible differences in the methods used in calculating yield and total return should be considered when comparing the Separate Account performance figures to performance figures published for other products. The Separate Account may also quote rankings, yields or returns published by independent statistical services or publishers and information regarding performance of certain market indices. Any performance data quoted for the Separate Account represents historical performance and is not intended to indicate future performance.


From time to time the Principal Variable Contracts Fund, Inc. advertises its Money Market division's "yield" and "effective yield". Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the division refers to the income generated in the division over a seven day period (the period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated during that week is assumed to be generated each week over a 52-week period and is shown as a percentage. The "effective yield" is calculated similarly but, when annualized, the income earned in the division is assumed to be reinvested. The "effective yield" is slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither yield quotation reflects a sales load deducted from purchase payments which, if included, would reduce the "yield" and "effective yield." For the period ended December 31, 2006, the 7-day annualized and effective yields were 4.87% and 4.98%, respectively.


In addition, the Separate Account advertises the "yield" for certain other divisions. The "yield" of a division is determined by annualizing the net investment income per unit for a specific, historical 30-day period and dividing the result by the ending maximum offering price of the unit for the same period. This yield quotation does not reflect a contingent deferred sales charge which, if included, would reduce the "yield." No contingent deferred sales charge is assessed on investments in the Separate Account divisions of the Policy, however, Policies which are fully surrendered within the first ten policy years (or within ten years of a policy face amount increase) are subject to a surrender charge.^


Performance history of the underlying mutual funds is measured by comparing the value of the underlying mutual fund at the beginning of the period to the value of the underlying mutual fund at the end of the period.


The Separate Account also advertises the average annual total return of its various divisions. The average annual total return for any of the divisions is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial premium of $1,000 to the ending redeemable policy value.


The performance information does not include any charges or fees that are deducted from your Policy. These are charges and fees such as the sales charge, charge for taxes, surrender charges, transfer fees (if any), cost of insurance charge, asset based charge, administrative charge, policy loan interest charge (if any), and charges for optional insurance benefits. Some of these charges vary depending on your age, gender, face amount, underwriting class, premiums, policy duration, and account value. All of these policy charges will have a significant impact on your Policy's value and overall performance. If these charges and fees were reflected in the performance data, performance would be lower. To see the impact of these charges and fees on your Policy's performance, you should obtain a personalized illustration based on historical underlying mutual fund performance from your financial adviser.

Following are the hypothetical average annual total returns for the periods ended December 31, 2006 assuming the Policy had been offered as of the effective dates of the underlying mutual funds in which the divisions invest:

                            EFFECTIVE                                           SINCE
       DIVISION                DATE         ONE YEAR  FIVE YEARS  TEN YEARS   INCEPTION
       --------             ---------       --------  ----------  ---------   ---------
 AIM V.I. Capital
 Appreciation           May 5, 1993           6.32%      3.86%      4.93%       8.79%
 AIM V.I. Core Equity   May 2, 1994          16.70       7.06       7.17        9.64
 AIM V.I. Dynamics      August 25, 1997      16.11       6.46                   6.13
 AIM V.I. Global
 Health Care            May 22, 1997          5.23       3.47                   8.70
 AIM V.I. Small Cap
 Equity                 August 29, 2003      17.45                             14.75
 AIM V.I. Technology    May 21, 1997         10.48      -1.82                   3.67
 American Century VP
 Income & Growth        October 31, 1997     17.09       7.62                   7.24
 American Century VP
 Ultra                  May 1, 2001          -3.28       1.09                   0.11
 American Century VP
 Value                  May 1, 1996          18.46       9.76      10.77       11.27
 Fidelity VIP
 Contrafund             January 3, 1995      11.72      11.93      11.18       14.15
 Fidelity VIP
 Equity-Income          November 3, 1986     20.19       8.96       9.18       11.25
 Fidelity VIP Growth    October 31, 1986      6.57       1.38       6.32       10.57
 Fidelity VIP High
 Income                 October 1, 1985      11.24      10.51       3.22        7.80
 Janus Aspen MidCap
 Growth                 September 13, 1993   13.31       8.18       7.48       10.68
 Principal VCF Asset
 Allocation             June 1, 1994         12.77       6.50       7.51        8.60
 Principal VCF
 Balanced               December 18, 1987    11.44       6.20       5.45        8.59
 Principal VCF Bond     December 18, 1987     4.65       5.17       5.73        7.53
 Principal VCF Capital
 Value                  May 13, 1970         19.95       9.30       7.43       12.13
 Principal VCF
 Diversified
 International          May 2, 1994          27.96      16.32       8.67        9.54
 Principal VCF Equity
 Growth                 June 1, 1994          6.21       2.60       6.38       10.51
 Principal VCF Equity
 Income I               April 28, 1998       18.18      12.06                  10.39
 Principal VCF
 Government & High
 Quality Bond           April 9, 1987         4.23       4.06       5.71        7.14
 Prnicipal VCF Growth   May 2, 1994           9.92       3.87       3.80        6.28
 Principal VCF
 International
 Emerging Markets       October 24, 2000     38.32      27.49                  19.61
 Principal VCF
 International
 SmallCap               May 1, 1998          30.38      23.14                  15.17
 Principal VCF
 LargeCap Blend         May 1, 2002          15.82                              7.48
 Principal VCF
 LargeCap Stock Index   May 3, 1999          15.57       5.81                   1.81
 Principal VCF
 LargeCap Value         May 1, 2002          21.55                             10.47
 Principal VCF MidCap   December 18, 1987    14.23      12.23      10.95       14.12
 Principal VCF MidCap
 Growth                 May 1, 1998           9.65       7.64                   3.85
 Principal VCF MidCap
 Value                  May 3, 1999          13.28      13.55                  13.60
 Principal VCF Money
 Market                 March 18, 1983        4.63       2.06       3.54        5.20
 Principal VCF Real
 Estate Securities      May 1, 1998          36.61      26.08                  17.51
 Principal VCF
 Short-Term Bond        May 1, 2003           4.44                              2.26
 Principal VCF
 SmallCap               May 1, 1998          12.70       7.52                   4.67
 Principal VCF
 SmallCap Growth        May 1, 1998           8.97       0.39                   2.15
 Principal VCF
 SmallCap Value         May 1, 1998          18.64      16.31                  13.02
 Putnam VT Voyager      February 1, 1988      5.44       1.44       5.60       10.82
 Wells Fargo Advantage
 VT Asset Allocation    April 15, 1994       12.14       6.50       7.86        9.30
 Wells Fargo Advantage
 VT Equity Income       May 6, 1996          18.55       7.17       8.30        8.73
 Wells Fargo Advantage
 VT Large Company
 Growth                 September 20, 1999    2.35       0.31                  -0.55




FINANCIAL STATEMENTS







             Report of Independent Registered Public Accounting Firm

The Board of Directors and Participants
Principal Life Insurance Company

We have audited the accompanying statements of assets and liabilities of each of the divisions of Principal Life Insurance Company Variable Life Separate Account [comprised of the AIM V.I. Capital Appreciation Series I, AIM V.I. Capital Appreciation Series II, AIM V.I. Core Equity Series I, AIM V.I. Core Equity Series II, AIM V.I. Dynamics Series I, AIM V.I. Global Health Care Series I, AIM V.I. International Growth Series I, AIM V.I. Mid Cap Core Equity Series I, AIM V.I. Small Cap Growth Series I (formerly AIM V.I. Small Company Growth Series
I), AIM V.I. Technology Series I, American Century VP Income & Growth, American Century VP Ultra, American Century VP II Income & Growth, American Century VP II International, American Century VP II MidCap Value, American Century VP II Ultra, American Century VP II Value, American Century VP II Vista, Asset Allocation, Balanced, Bond, Capital Value, Diversified International, Dreyfus IP Core Value Service Shares, Dreyfus IP Founders Discovery Initial Shares, Dreyfus IP Founders Growth Initial Shares, Dreyfus Socially Responsible Growth Service Shares, Dreyfus VIF Appreciation Service Shares, Dreyfus VIF Developing Leaders Service Shares, Dreyfus VIF Quality Bond Service Shares, Equity Growth, Equity Income, Fidelity VIP Equity-Income Initial Class, Fidelity VIP Equity-Income Service Class 2, Fidelity VIP Growth Service Class 2, Fidelity VIP High Income Initial Class, Fidelity VIP High Income Service Class 2, Fidelity VIP II Asset Manager Service Class 2, Fidelity VIP II Contrafund Initial Class, Fidelity VIP II Contrafund Service Class 2, Fidelity VIP III Mid Cap Service Class 2, Franklin Income Securities Class 2, Franklin Mutual Discovery Securities Class 2, Franklin Mutual Shares Class 2, Franklin Rising Dividends Securities Class 2, Franklin Small Cap Value Securities Class 2, Franklin Templeton Developing Markets Securities Class 2, Goldman Sachs Structured Small Cap Equity Service Class I (formerly Goldman Sachs VIT CORE Small Cap Equity Service Class I), Government & High Quality Bond, Growth, International Emerging Markets, International SmallCap, Janus Aspen Balanced Service Shares, Janus Aspen Flexible Bond Service Shares, Janus Aspen Fundamental Equity Service Shares (formerly Janus Aspen Core Equity Service Shares), Janus Aspen International Growth Service Shares, Janus Aspen Mid Cap Growth Service Shares, Janus Aspen Worldwide Growth Service Shares, JP Morgan Bond, JP Morgan Small Company, LargeCap Blend, LargeCap Growth Equity, LargeCap Stock Index, LargeCap Value, MFS VIT Emerging Growth Service Class, MFS VIT Global Equity Service Class, MFS VIT MidCap Growth Service Class, MFS VIT New Discovery Service Class, MFS VIT Value Service Class, MidCap, MidCap Growth, MidCap Value, Money Market, Neuberger Berman AMT Fasciano S Class, Neuberger Berman AMT Guardian I Class, Neuberger Berman AMT Partners I Class, Principal LifeTime Strategic Income, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Putnam VT Growth & Income Class IB, Putnam VT International Equity Class IB, Putnam VT Voyager Class IB, Real Estate Securities, Short-Term Bond, SmallCap, SmallCap Growth, SmallCap Value, Summit Russell 2000 Small Cap Index, T. Rowe Price Equity Income II, Vanguard VIF Balanced, Vanguard VIF Equity Index, Vanguard VIF Mid-Cap Index, Wells Fargo Advantage VT Asset Allocation, Wells Fargo Advantage VT Equity Income, and Wells Fargo Advantage VT Large Company Growth Divisions] as of December 31, 2006, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the management of Principal Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective divisions of Principal Life Insurance Company Variable Life Separate Account at December 31, 2006, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

                                                     /s/ Ernst & Young LLP

April 23, 2007

                        Principal Life Insurance Company
                         Variable Life Separate Account

                Statements of Assets and Liabilities

                                December 31, 2006

                                                                                AIM V.I.            AIM V.I.
                                                                                Capital              Capital
                                                                              Appreciation        Appreciation
                                                                                Series I            Series II
                                                                                Division            Division
                                                                           ------------------- --------------------
Assets

Investments in shares of mutual funds, at market                            $                  $
                                                                           2,928,608           420,937

Liabilities
                                                                           -                   -
                                                                           ------------------- --------------------
Net assets                                                                  $                   $
                                                                           2,928,608                  420,937
                                                                           =================== ====================

Net assets
Accumulation units:

  Benefit Variable Universal Life                                          $                   $
                                                                           526,826             -
  Executive Variable Universal Life
                                                                           616,118             -
  Flex Variable Life
                                                                           -                   -
  PrinFlex Life(R)
                                                                           1,317,904           -

  Survivorship Variable Universal Life
                                                                           134,890             -
  Variable Universal Life Accumulator
                                                                           332,870             -
  Variable Universal Life Accumulator II
                                                                           -                   378,547
  Variable Universal Life Income
                                                                           -                   42,390
                                                                           ------------------- --------------------

Total net assets                                                            $                  $
                                                                           2,928,608           420,937
                                                                           =================== ====================

Investments in shares of mutual funds, at cost                              $                   $
                                                                           2,916,180             417,102
Shares of mutual fund owned
                                                                           111,694             16,246
Accumulation units outstanding:
  Benefit Variable Universal Life
                                                                           52,894              -
  Executive Variable Universal Life
                                                                           61,859              -
  Flex Variable Life
                                                                           -                   -
  PrinFlex Life(R)
                                                                           132,320               -
  Survivorship Variable Universal Life
                                                                           13,543              -
  Variable Universal Life Accumulator
                                                                           33,421              -
  Variable Universal Life Accumulator II
                                                                           -                   38,059
  Variable Universal Life Income
                                                                           -                   4,262

Accumulation unit value:
  Benefit Variable Universal Life
                                                                            9.96                  -
  Executive Variable Universal Life
                                                                            9.96                  -
  Flex Variable Life
                                                                            9.91                  -
  PrinFlex Life(R)
                                                                            9.96                  -
  Survivorship Variable Universal Life
                                                                            9.96                  -
  Variable Universal Life Accumulator
                                                                            9.96                  -
  Variable Universal Life Accumulator II
                                                                               -                9.95
  Variable Universal Life Income
                                                                               -                9.95

See accompanying notes.


                                                                                                                      AIM V.I.
                                                              AIM V.I.           AIM V.I.                              Small
     AIM V.I.            AIM V.I.           AIM V.I.           Global         International        AIM V.I.             Cap
    Core Equity         Core Equity         Dynamics         Health Care          Growth         Mid Cap Core          Growth
     Series I            Series II          Series I          Series I           Series I       Equity Series I       Series I
     Division            Division           Division          Division           Division          Division           Division
-------------------- ------------------ ----------------- ------------------ ----------------- ------------------ -----------------

                                                                                                $
 $                    $                  $                 $                  $                                    $
7,253,403            3,165,204          1,161,137         5,911,408          4,652,658         -                  3,047,358



-                    -                  -                 -                  -                 -                  -
-------------------- ------------------ ----------------- ------------------ ----------------- ------------------ -----------------
 $                    $                  $                 $                  $                                    $
                                                                                               $
7,253,403            3,165,204          1,161,137         5,911,408          4,652,658         -                  3,047,358
==================== ================== ================= ================== ================= ================== =================




 $                                      $                  $                 $                 $                  $
24,978               -                  89,297            355,977            804,019           -                  378,611


269,073              -                  500,998           617,013            3,848,639         -                  1,294,171

83,079               -                  -                 17,920                -              -                  6,748

4,806,820            -                  455,571           2,866,445          -                 -                  1,051,384

518,891              -                  27,898            312,286            -                 -                  51,664


1,550,562            -                  87,373            910,256            -                 -                  264,780

-                    2,447,458           -                661,829            -                 -                  -


-                    717,746            -                 169,682            -                 -                  -
-------------------- ------------------ ----------------- ------------------ ----------------- ------------------ -----------------

 $                    $                  $                 $                  $                $                   $
7,253,403            3,165,204          1,161,137         5,911,408          4,652,658         -                  3,047,358
==================== ================== ================= ================== ================= ================== =================


 $                    $                 $                  $                  $                $                   $
6,389,093            2,912,584          959,571           5,031,031          3,827,768         -                  2,469,512

266,494              117,143            67,705            274,841            158,092           -                  164,722


2,118                -                  8,112                   30,232       40,902            -                  35,405


22,810               -                  45,514            52,405             195,787           -                  121,023

7,346                -                  -                 1,588              -                 -                       658

407,495              -                  41,387            243,456            -                 -                  98,319


43,989               -                  2,534             26,523             -                 -                  4,831

131,498              -                  7,938             77,347             -                 -                  24,761


-                    142,078            -                 56,211             -                 -                  -

-                    41,666             -                 14,412             -                            -       -



11.80                -                  11.01             11.77              19.66             11.26                    10.69

11.80                -                  11.01             11.77              19.66             11.26              10.69


11.31                -                  10.55             11.29              -                 -                  10.25

11.80                -                       11.01        11.77              -                 -                  10.69


11.80                -                  11.01             11.77              -                 -                  10.69


11.80                -                  11.01             11.77              -                 -                  10.69

-                    17.23              -                 11.77              -                 -                          -

-                    17.23              -                 11.77              -                 -                  -

                        Principal Life Insurance Company
                         Variable Life Separate Account

                Statements of Assets and Liabilities (continued)

                                December 31, 2006


                                                                                                 American
                                                                      AIM V.I.                  Century VP
                                                                     Technology                  Income &
                                                                      Series I                    Growth
                                                                      Division                   Division
                                                              -------------------------- --------------------------
Assets
Investments in shares of mutual funds, at market               $                          $
                                                              2,782,929                  4,291,258

Liabilities
                                                              -                          -
                                                              -------------------------- --------------------------
Net assets                                                     $                          $
                                                              2,782,929                  4,291,258
                                                              ========================== ==========================

Net assets
Accumulation units:

  Benefit Variable Universal Life                              $                         $
                                                              56,935                     -
  Executive Variable Universal Life
                                                              1,084,925                  -
  Flex Variable Life
                                                              26,179                     37,414
  PrinFlex Life(R)
                                                              1,269,911                  2,932,779
  Survivorship Variable Universal Life
                                                              96,538                     239,600
  Variable Universal Life Accumulator
                                                              248,441                    1,081,465
  Variable Universal Life Accumulator II
                                                              -                          -
  Variable Universal Life Income
                                                                           -             -
                                                              -------------------------- --------------------------
Total net assets                                               $                          $
                                                              2,782,929                  4,291,258
                                                              ========================== ==========================

Investments in shares of mutual funds, at cost                 $                          $
                                                              2,416,927                  3,270,844
Shares of mutual fund owned
                                                              198,497                    497,249
Accumulation units outstanding:
  Benefit Variable Universal Life
                                                              8,759                      -
  Executive Variable Universal Life
                                                              166,918                    -
  Flex Variable Life
                                                              4,201                      2,992
  PrinFlex Life(R)
                                                              195,378                    224,837
  Survivorship Variable Universal Life
                                                              14,853                     18,369
  Variable Universal Life Accumulator
                                                              38,224                     82,909
  Variable Universal Life Accumulator II
                                                              -                          -
  Variable Universal Life Income
                                                              -                          -

Accumulation unit value:
  Benefit Variable Universal Life
                                                               6.50                      -
  Executive Variable Universal Life
                                                               6.50                      -
  Flex Variable Life                                           6.23                      12.51
  PrinFlex Life(R)                                               6.50                    13.04
  Survivorship Variable Universal Life                         6.50                      13.04
  Variable Universal Life Accumulator                          6.50                      13.04

  Variable Universal Life Accumulator II
                                                              -                          -
  Variable Universal Life Income
                                                              -                          -

See accompanying notes.

                         American
     American          Century VP II        American          American           American          American
    Century VP           Income &        Century VP II      Century VP II     Century VP II      Century VP II
       Ultra              Growth         International      MidCap Value          Ultra              Value
     Division            Division           Division          Division           Division          Division
-------------------- ------------------ ----------------- ------------------ ----------------- ------------------


 $                    $                 $                 $                   $                 $
2,574,108            2,185,593          912,808           30,433             2,051,739         12,095,606



-                    -                  -                 -                  -                 -
-------------------- ------------------ ----------------- ------------------ ----------------- ------------------
 $                    $                                                       $                 $
                                        $                 $
2,574,108            2,185,593          912,808           30,433             2,051,739         12,095,606
==================== ================== ================= ================== ================= ==================




                     $                  $                 $                  $                  $
           -         93,274             92,595            11,582             203,094           1,282,584

                  -  1,240,021          820,213           18,851             1,053,059         2,945,454

12,717               -                  -                                 -  -                 8,400

1,517,362            -                                 -                  -  -                 3,695,945

361,049              -                                 -                  -  -                 918,858


682,980              -                                 -                  -  -                 768,065

-                    619,034            -                                 -  667,358           1,818,434

-                    233,264            -                                 -  128,228           657,866
-------------------- ------------------ ----------------- ------------------ ----------------- ------------------

 $                    $                 $                 $                   $                 $
2,574,108            2,185,593          912,808           30,433             2,051,739         12,095,606
==================== ================== ================= ================== ================= ==================


 $                    $                 $                 $                   $                 $
2,387,277            1,928,083          693,447           28,716             2,006,858         10,876,859

256,385              253,549            90,377            2,256              205,585           1,385,522


                  -  6,447              5,783             941                18,848                  82,850

                  -  85,704             51,223            1,531              97,730            190,266


1,367                -                  -                                 -  -                 562


156,386              -                                 -                  -  -                 238,746

37,211               -                                 -                  -  -                 59,355

70,390               -                                 -                  -  -                 49,615


-                    42,784             -                                 -  61,935            117,466

-                    16,122             -                                 -  11,900             42,496



                  -  14.47              16.01             12.31              10.78             15.48

                  -  14.47              16.01             12.31              10.78             15.48


9.30                 -                  -                                 -  -                 14.95

9.70                 -                                 -                  -  -                 15.48

            9.70     -                                 -                  -  -                 15.48

9.70                 -                                 -                  -  -                 15.48

-                    14.47              -                                 -  10.78             15.48

-                    14.47              -                                 -  10.78             15.48

                        Principal Life Insurance Company
                         Variable Life Separate Account

                Statements of Assets and Liabilities (continued)

                                December 31, 2006



                                                                      American
                                                                   Century VP II                Asset
                                                                       Vista                 Allocation
                                                                      Division                Division
                                                               ----------------------- ------------------------
Assets
Investments in shares of mutual funds, at market                $
                                                               3,942                    $          18,154,735

Liabilities
                                                               -                       -
                                                               ----------------------- ------------------------
Net assets                                                      $
                                                               3,942                    $          18,154,735
                                                               ======================= ========================

Net assets
Accumulation units:

  Benefit Variable Universal Life                               $                      $
                                                               3,942                   -
  Executive Variable Universal Life
                                                               -                       -
  Flex Variable Life
                                                               -                       118,942
  PrinFlex Life(R)
                                                               -                       14,477,913
  Survivorship Variable Universal Life
                                                               -                       1,321,118
  Variable Universal Life Accumulator
                                                                -                      1,387,990
  Variable Universal Life Accumulator II
                                                               -                       762,002
  Variable Universal Life Income
                                                               -                       86,770
                                                               ----------------------- ------------------------
Total net assets                                                $                       $          18,154,735
                                                               3,942
                                                               ======================= ========================

Investments in shares of mutual funds, at cost                  $
                                                               3,648                    $          14,964,234
Shares of mutual fund owned
                                                               251                     1,286,657
Accumulation units outstanding:
  Benefit Variable Universal Life
                                                               358                     -
  Executive Variable Universal Life
                                                               -                       -
  Flex Variable Life
                                                               -                       9,397
  PrinFlex Life(R)
                                                               -                       720,795
  Survivorship Variable Universal Life
                                                               -                       88,924
  Variable Universal Life Accumulator
                                                                    -                  69,102
  Variable Universal Life Accumulator II
                                                               -                       37,936
  Variable Universal Life Income
                                                               -                       4,320

Accumulation unit value:
  Benefit Variable Universal Life
                                                               11.00                   -
  Executive Variable Universal Life
                                                               11.00                   -
  Flex Variable Life
                                                               -                       12.66
  PrinFlex Life(R)
                                                               -                       20.09
  Survivorship Variable Universal Life
                                                               -                       14.86
  Variable Universal Life Accumulator
                                                                     -                 20.09
  Variable Universal Life Accumulator II
                                                               -                       20.09
  Variable Universal Life Income
                                                               -                       20.09

See accompanying notes.

                                                                                                  Dreyfus IP
                                                                                Dreyfus IP         Founders
                                            Capital          Diversified        Core Value         Discovery
     Balanced              Bond              Value          International     Service Shares    Initial Shares
     Division            Division           Division          Division           Division          Division
-------------------- ------------------ ----------------- ------------------ ----------------- ------------------

 $                    $                  $                 $                  $                 $
19,876,936           46,100,600         69,287,258        90,573,856         1,497,209         987,015



-                    -                  -                 -                  -                 -
-------------------- ------------------ ----------------- ------------------ ----------------- ------------------
 $                    $                  $                 $                  $                 $
19,876,936           46,100,600         69,287,258        90,573,856         1,497,209         987,015
==================== ================== ================= ================== ================= ==================




$                     $                 $                  $                 $                 $
 -                   1,279,121          118,113           1,488,042          42,345            7,191

                  -  6,245,423          1,445,883         9,035,344          1,454,864         27,041

2,990,511            2,748,070          6,784,223         179,605            -                 12,374

14,307,382           25,694,452         35,378,156        49,564,960         -                 599,502


699,735              1,814,511          1,626,472         3,409,788          -                 41,929

1,034,905            2,973,005          21,771,636        17,765,331         -                 298,978

682,049              4,150,131          1,780,387         6,705,906          -                 -

162,354              1,195,887          382,388           2,424,880          -                             -
-------------------- ------------------ ----------------- ------------------ ----------------- ------------------
 $                    $                  $                 $                  $                 $
19,876,936           46,100,600         69,287,258        90,573,856         1,497,209         987,015
==================== ================== ================= ================== ================= ==================

 $                    $                  $                 $                  $                 $
17,338,530           45,117,275         57,030,014        58,269,986         1,176,467         848,204

1,223,949            3,813,118          1,855,577         4,388,268          76,662            95,272


                  -  73,842             5,923             66,327             2,958             766

                  -  360,537            72,511             402,735           101,620           2,879

83,086               83,256             135,470           10,321             -                 1,374

858,492              1,483,298          1,774,207         2,209,273          -                 63,827

55,913               120,295            120,807           199,449            -                 4,464

62,098               171,628            1,091,845         791,859            -                 31,833

40,926               239,580            89,286            298,904            -                 -

9,742                69,036             19,177            108,085            -                 -



                  -  17.32              19.94             22.43              14.32                 9.39

                  -  17.32              19.94             22.43              14.32             9.39


35.99                33.01              50.08             17.40              -                 9.00

16.67                17.32              19.94             22.43                -               9.39

12.51                15.08              13.46             17.10              -                 9.39

16.67                          17.32    19.94             22.43              -                 9.39


16.67                17.32              19.94             22.43              -                 -

16.67                17.32              19.94             22.43              -                 -

                        Principal Life Insurance Company
                         Variable Life Separate Account

                Statements of Assets and Liabilities (continued)

                                December 31, 2006

                                                                                                  Dreyfus
                                                                     Dreyfus IP                  Socially
                                                                      Founders                  Responsible
                                                                       Growth                     Growth
                                                                   Initial Shares             Service Shares
                                                                      Division                   Division
                                                              -------------------------- --------------------------
Assets
Investments in shares of mutual funds, at market               $                          $
                                                              169,305                    71,547

Liabilities
                                                              -                          -
                                                              -------------------------- --------------------------
Net assets                                                     $                          $
                                                              169,305                    71,547
                                                              ========================== ==========================

Net assets
Accumulation units:
  Benefit Variable Universal Life                              $                          $
                                                              4,548                      60,786
  Executive Variable Universal Life
                                                              164,757                    10,761
  Flex Variable Life
                                                              -                          -
  PrinFlex Life(R)
                                                              -                          -
  Survivorship Variable Universal Life
                                                              -                          -
  Variable Universal Life Accumulator
                                                              -                          -
  Variable Universal Life Accumulator II
                                                              -                          -
  Variable Universal Life Income
                                                              -                          -
                                                              -------------------------- --------------------------
Total net assets                                               $                          $
                                                              169,305                    71,547
                                                              ========================== ==========================

Investments in shares of mutual funds, at cost                 $                          $
                                                              160,010                    60,528
Shares of mutual fund owned
                                                              12,085                     2,535
Accumulation units outstanding:
  Benefit Variable Universal Life
                                                              361                        5,445
  Executive Variable Universal Life
                                                              13,081                     964
  Flex Variable Life
                                                              -                          -
  PrinFlex Life(R)
                                                                  -                      -
  Survivorship Variable Universal Life
                                                              -                          -
  Variable Universal Life Accumulator
                                                              -                          -
  Variable Universal Life Accumulator II
                                                              -                          -
  Variable Universal Life Income
                                                              -                          -

Accumulation unit value:
  Benefit Variable Universal Life
                                                              12.60                      11.16
  Executive Variable Universal Life
                                                              12.60                      11.16
  Flex Variable Life
                                                                            -            -
  PrinFlex Life(R)
                                                              -                          -
  Survivorship Variable Universal Life
                                                              -                          -
  Variable Universal Life Accumulator
                                                              -                          -
  Variable Universal Life Accumulator II
                                                              -                          -

  Variable Universal Life Income
                                                              -                          -

See accompanying notes.

                        Dreyfus VIF
    Dreyfus VIF         Developing        Dreyfus VIF                                            Fidelity VIP
   Appreciation           Leaders         Quality Bond         Equity             Equity         Equity-Income
  Service Shares      Service Shares     Service Shares        Growth             Income         Initial Class
     Division            Division           Division          Division           Division          Division
-------------------- ------------------ ----------------- ------------------ ----------------- ------------------


 $                    $                 $                  $                  $                 $
822,877              3,134,036          840,615           82,212,273         7,615,953         41,081,489


-                    -                  -                 -                  -                 -
-------------------- ------------------ ----------------- ------------------ ----------------- ------------------
 $                    $                                    $                  $                 $
                                        $
822,877              3,134,036          840,615           82,212,273         7,615,953         41,081,489
==================== ================== ================= ================== ================= ==================




 $                    $                 $                  $                 $                 $
245,411              257,948            333,397           349,084               -              -

577,466              1,047,383          507,218           1,135,948          -                                 -

                  -                -    -                 84,015             22,121            194,081

                  -  -                                 -  71,499,453         5,324,695         35,292,735

                  -  -                                 -  3,623,467          571,551           2,694,110

                  -  -                                 -  2,139,890          447,531           2,900,563

                  -  1,401,954                         -  2,612,767          944,147           -

                  -  426,751                           -  767,649            305,908           -
-------------------- ------------------ ----------------- ------------------ ----------------- ------------------

 $                    $                 $                  $                  $                 $
822,877              3,134,036          840,615           82,212,273         7,615,953         41,081,489
==================== ================== ================= ================== ================= ==================


 $                    $                 $                  $                  $                 $
717,144              3,029,224          843,092           77,190,759         6,249,962         36,308,513

19,444               75,410             75,122            4,492,474          658,250           1,567,996


19,419                   21,276         27,379            19,857             -                                 -


45,694               86,384             41,653            64,617             -                                 -

                  -  -                  -                 8,549              2,055             14,372

                  -  -                                 -  4,067,129          338,914           1,531,870


                  -  -                                 -  342,774            43,787            175,032

                  -  -                                 -  121,735            28,473            125,896

-                    115,632            -                 148,623            60,094            -


-                    35,198             -                 43,667             19,471            -



12.64                12.12              12.18             17.58                -                -

12.64                12.12              12.18             17.58              -                  -

                  -  -                  -                 9.83               10.77             13.50


                  -  -                                 -  17.58              15.71             23.04

                  -  -                                 -  10.57              13.05                 15.39

                  -  -                                 -  17.58              15.71             23.04

-                    12.12              -                 17.58              15.71             -


-                    12.12              -                 17.58              15.71             -

                        Principal Life Insurance Company
                         Variable Life Separate Account

                Statements of Assets and Liabilities (continued)

                                December 31, 2006


                                                                    Fidelity VIP               Fidelity VIP
                                                                    Equity-Income                 Growth
                                                                       Service                    Service
                                                                       Class 2                    Class 2
                                                                      Division                   Division
                                                              -------------------------- --------------------------
Assets
Investments in shares of mutual funds, at market               $                          $
                                                              14,281,574                 6,885,827

Liabilities
                                                              -                                            -
                                                              -------------------------- --------------------------
Net assets                                                     $                          $
                                                              14,281,574                 6,885,827
                                                              ========================== ==========================

Net assets
Accumulation units:
  Benefit Variable Universal Life                              $                          $
                                                              1,613,259                  689,063
  Executive Variable Universal Life
                                                              7,720,600                  2,414,453
  Flex Variable Life
                                                              -                          2,164
  PrinFlex Life(R)
                                                              -                          1,525,108
  Survivorship Variable Universal Life
                                                              -                          170,259
  Variable Universal Life Accumulator
                                                              -                          590,851
  Variable Universal Life Accumulator II
                                                              3,917,710                  1,213,700
  Variable Universal Life Income
                                                              1,030,005                  280,229
                                                              -------------------------- --------------------------
Total net assets                                               $                          $
                                                              14,281,574                 6,885,827
                                                              ========================== ==========================

Investments in shares of mutual funds, at cost                 $                          $
                                                              13,537,609                 6,143,646
Shares of mutual fund owned
                                                              552,052                    194,405
Accumulation units outstanding:
  Benefit Variable Universal Life
                                                              109,145                    60,428
  Executive Variable Universal Life
                                                              522,335                    211,740
  Flex Variable Life
                                                              -                          197
  PrinFlex Life(R)
                                                              -                          133,747
  Survivorship Variable Universal Life
                                                              -                          14,931
  Variable Universal Life Accumulator
                                                              -                          51,812
  Variable Universal Life Accumulator II
                                                              265,052                    106,438
  Variable Universal Life Income
                                                              69,702                     24,575

Accumulation unit value:

  Benefit Variable Universal Life
                                                                                  14.78  11.40
  Executive Variable Universal Life
                                                                                  14.78  11.40
  Flex Variable Life
                                                              -                          11.01
  PrinFlex Life(R)
                                                              -                                           11.40
  Survivorship Variable Universal Life
                                                              -                          11.40
  Variable Universal Life Accumulator
                                                              -                          11.40
  Variable Universal Life Accumulator II
                                                              14.78                      11.40
  Variable Universal Life Income
                                                              14.78                      11.40

See accompanying notes.

                       Fidelity VIP     Fidelity VIP II                      Fidelity VIP II   Fidelity VIP III       Franklin
   Fidelity VIP         High Income      Asset Manager     Fidelity VIP II      Contrafund          Mid Cap            Income
    High Income           Service           Service          Contrafund          Service            Service          Securities
   Initial Class          Class 2           Class 2         Initial Class        Class 2            Class 2           Class 2
     Division            Division           Division          Division           Division          Division           Division
-------------------- ------------------ ----------------- ------------------ ----------------- ------------------ -----------------

 $                    $                  $                 $                  $                 $                  $
6,628,333            4,430,701          1,213,598         89,417,700         24,880,610        16,681,108         5,632,408


-                    -                  -                 -                  -                 -                  -
-------------------- ------------------ ----------------- ------------------ ----------------- ------------------ -----------------
 $                    $                  $                 $                  $                 $                  $
6,628,333            4,430,701          1,213,598         89,417,700         24,880,610        16,681,108         5,632,408
==================== ================== ================= ================== ================= ================== =================





$                     $                 $                 $                   $                 $                  $
-                    580,038            280,886           -                  3,434,796         2,869,909          1,299,514

-                    3,224,833          932,712                           -  15,315,814        11,484,476         4,332,894

20,673               -                  -                 270,608            -                                 -      -

6,108,855            -                                 -  80,433,683         -                                 -  -


257,699              -                                 -  4,201,674          -                                 -  -

241,106              -                                 -  4,511,735          -                                 -  -

-                    584,086                           -                  -  4,325,123         1,651,863          -

-                    41,744                            -                  -  1,804,877         674,860            -
                                                                                                                  -----------------
-------------------- ------------------ ----------------- ------------------ ----------------- ------------------
 $                    $                  $                 $                  $                 $                  $
6,628,333            4,430,701          1,213,598         89,417,700         24,880,610        16,681,108         5,632,408
==================== ================== ================= ================== ================= ================== =================

 $                    $                  $                 $                  $                 $                  $
6,953,342            4,515,096          1,133,531         68,406,539         23,748,302        14,971,589         5,144,971


1,043,832            708,912            78,448            2,841,363          799,762           487,040            324,447



                  -  35,763             21,939                            -  207,520           146,977            76,121

                  -  198,832            72,846                            -  925,334           588,156            253,805

1,453                -                  -                 17,145             -                                 -  -


454,441              -                                 -  2,855,818          -                                 -  -

22,706               -                                 -     257,027         -                                 -  -

17,937               -                                 -  160,191             -                                -  -


-                    36,013             -                                 -  261,312           84,598             -

-                    2,574              -                                 -  109,045           34,562             -




                  -  16.22              12.80                             -  16.55             19.53              17.07

                  -        16.22        12.80                             -  16.55             19.53              17.07


14.23                -                  -                 15.78              -                                 -  -


13.44                -                                 -  28.16              -                                 -  -

11.35                -                                 -  16.35              -                                 -  -

13.44                -                                 -  28.16              -                                 -            -

-                    16.22              -                                 -  16.55             19.53              -

   -                 16.22              -                                 -  16.55             19.53              -

                        Principal Life Insurance Company
                         Variable Life Separate Account

                Statements of Assets and Liabilities (continued)

                                December 31, 2006

                                                                      Franklin
                                                                       Mutual                    Franklin
                                                                      Discovery                   Mutual
                                                                     Securities                   Shares
                                                                       Class 2                    Class 2
                                                                      Division                   Division
                                                              -------------------------- --------------------------
Assets
Investments in shares of mutual funds, at market               $                          $
                                                              5,390,242                  4,178,745

Liabilities
                                                              -                          -
                                                              -------------------------- --------------------------
Net assets                                                     $                          $
                                                              5,390,242                  4,178,745
                                                              ========================== ==========================

Net assets
Accumulation units:
  Benefit Variable Universal Life                              $                          $
                                                              1,161,305                  1,093,150
  Executive Variable Universal Life
                                                              4,228,937                  3,085,595
  Flex Variable Life
                                                                 -                                               -
  PrinFlex Life(R)
                                                              -                                                  -
  Survivorship Variable Universal Life
                                                              -                                                  -
  Variable Universal Life Accumulator
                                                              -                                                  -
  Variable Universal Life Accumulator II
                                                              -                                                  -
  Variable Universal Life Income
                                                                            -                                    -
                                                              --------------------------
                                                                                         --------------------------
Total net assets                                               $                          $
                                                              5,390,242                  4,178,745
                                                              ========================== ==========================

Investments in shares of mutual funds, at cost                 $                          $
                                                              4,627,068                  3,613,260
Shares of mutual fund owned
                                                              248,055                    204,140
Accumulation units outstanding:
  Benefit Variable Universal Life
                                                              63,441                     69,924
  Executive Variable Universal Life
                                                              231,020                    197,372
  Flex Variable Life
                                                              -                                                  -
  PrinFlex Life(R)
                                                              -                                                  -
  Survivorship Variable Universal Life
                                                              -                                                  -
  Variable Universal Life Accumulator
                                                              -                                                  -
  Variable Universal Life Accumulator II
                                                                     -                                           -
  Variable Universal Life Income
                                                              -                                                  -

Accumulation unit value:
  Benefit Variable Universal Life
                                                              18.31                                          15.63
  Executive Variable Universal Life
                                                              18.31                                          15.63
  Flex Variable Life
                                                              -                                                  -
  PrinFlex Life(R)
                                                              -                                                  -
  Survivorship Variable Universal Life
                                                              -                                                  -
  Variable Universal Life Accumulator
                                                              -                                                  -

  Variable Universal Life Accumulator II
                                                              -                                                  -
  Variable Universal Life Income
                                                              -                                                  -

See accompanying notes.

                                            Franklin
     Franklin            Franklin          Templeton        Goldman Sachs
      Rising             Small Cap         Developing        Structured         Government
     Dividends             Value            Markets           Small Cap           & High
    Securities          Securities         Securities      Equity Service        Quality
      Class 2             Class 2           Class 2            Class I             Bond             Growth
     Division            Division           Division          Division           Division          Division
-------------------- ------------------ ----------------- ------------------ ----------------- ------------------


 $                    $                 $                  $                  $                 $
3,446,911            4,551,467          888,708           319,996            28,512,506        25,962,591



-                    -                  -                 -                  -                 -
-------------------- ------------------ ----------------- ------------------ ----------------- ------------------
 $                    $                                    $                  $                 $
                                        $
3,446,911            4,551,467          888,708           319,996            28,512,506        25,962,591
==================== ================== ================= ================== ================= ==================




 $                    $                 $                 $                   $                 $
922,723              1,043,635          91,064            61,268             1,036,924         121,041

2,524,188            3,507,832                797,644     258,728            2,388,110         516,642


                  -                  -  -                 -                  160,494           22,987

                  -                  -  -                                 -  16,912,263        22,624,888

                  -                  -  -                                 -  1,616,395         1,609,999

                  -                  -  -                                 -  3,740,771         485,361

                  -                  -                 -                  -  2,176,994         405,967

                  -                  -                 -                  -  480,555           175,706
-------------------- ------------------ ----------------- ------------------ ----------------- ------------------

 $                    $                 $                  $                  $                 $
3,446,911            4,551,467          888,708           319,996            28,512,506        25,962,591
==================== ================== ================= ================== ================= ==================


 $                    $                 $                  $                  $                 $
2,963,555            4,002,672          780,483           325,037            28,568,608        25,914,554

167,733                   242,228       64,446            22,160             2,509,904         1,781,921


64,191               62,551             6,672             5,495                      60,102    8,725

175,601              210,241            58,445            23,206             138,420           37,243


                  -                  -  -                 -                  13,082            2,325

                  -                  -  -                                 -  980,273           1,630,944

                  -                  -  -                                 -  108,844           182,240


                  -                  -  -                                 -  216,823           34,988


                  -  -                                 -  -                  126,184           29,265

                  -  -                                 -  -                  27,854            12,666



14.37                16.68              13.65             11.15              17.25             13.87


14.37                16.68              13.65             11.15              17.25             13.87

                  -                  -  -                              -     12.27             9.89

                  -                  -  -                                 -  17.25             13.87

                  -                  -  -                                 -  14.85             8.83

                  -                  -  -                                 -  17.25             13.87


                  -  -                                 -  -                  17.25             13.87

                  -  -                                 -  -                  17.25             13.87

                        Principal Life Insurance Company
                         Variable Life Separate Account

                Statements of Assets and Liabilities (continued)

                                December 31, 2006



                                                                    International
                                                                      Emerging                 International
                                                                       Markets                   SmallCap
                                                                      Division                   Division
                                                              -------------------------- --------------------------
Assets
Investments in shares of mutual funds, at market               $                          $
                                                              16,847,846                 55,553,772

Liabilities
                                                              -                          -
                                                              --------------------------
                                                                                         --------------------------
Net assets                                                     $                          $
                                                              16,847,846                 55,553,772
                                                              ========================== ==========================

Net assets
Accumulation units:

  Benefit Variable Universal Life                             $                           $
                                                              -                          2,304,280
  Executive Variable Universal Life
                                                              -                          8,681,133
  Flex Variable Life
                                                              210,335                    148,182
  PrinFlex Life(R)
                                                              8,928,452                  33,572,899
  Survivorship Variable Universal Life
                                                              735,535                    2,431,607
  Variable Universal Life Accumulator
                                                              1,956,396                  3,143,684
  Variable Universal Life Accumulator II
                                                              3,569,328                  3,867,727
  Variable Universal Life Income
                                                              1,447,800                  1,404,260
                                                              -------------------------- --------------------------
Total net assets                                               $                          $
                                                              16,847,846                 55,553,772
                                                              ========================== ==========================

Investments in shares of mutual funds, at cost                 $                          $
                                                              12,681,399                 36,842,848
Shares of mutual fund owned
                                                              786,547                    2,244,597
Accumulation units outstanding:
  Benefit Variable Universal Life
                                                              -                          67,061
  Executive Variable Universal Life
                                                              -                          252,646
  Flex Variable Life
                                                              7,456                      6,426
  PrinFlex Life(R)
                                                              305,710                    977,066
  Survivorship Variable Universal Life
                                                              25,185                     83,217
  Variable Universal Life Accumulator
                                                              66,987                     91,491
  Variable Universal Life Accumulator II
                                                              122,214                    112,562
  Variable Universal Life Income
                                                              49,573                     40,868

Accumulation unit value:
  Benefit Variable Universal Life
                                                              -                          34.36
   Executive Variable Universal Life
                                                              -                          34.36
  Flex Variable Life
                                                              28.21                      23.06
  PrinFlex Life(R)
                                                              29.21                      34.36
  Survivorship Variable Universal Life
                                                                          29.21          29.22
  Variable Universal Life Accumulator
                                                              29.21                      34.36
  Variable Universal Life Accumulator II
                                                              29.21                      34.36
  Variable Universal Life Income
                                                              29.21                      34.36

See accompanying notes.

                                             Janus              Janus             Janus              Janus
       Janus               Janus             Aspen              Aspen             Aspen              Aspen
       Aspen               Aspen          Fundamental       International        Mid Cap           Worldwide
     Balanced          Flexible Bond         Equity            Growth             Growth            Growth
  Service Shares      Service Shares     Service Shares    Service Shares     Service Shares    Service Shares
      Division            Division           Division           Division           Division           Division
-------------------- ------------------ ----------------- ------------------ ----------------- ------------------

 $                    $                  $                 $                  $                 $
396,551              3,260,202          1,834,105         791,284            3,985,668         777,376



-                    -                  -                 -                  -                 -
-------------------- ------------------ ----------------- ------------------ ----------------- ------------------
 $                    $                  $                 $                  $                 $
396,551              3,260,202          1,834,105         791,284            3,985,668         777,376
==================== ================== ================= ================== ================= ==================




$                     $                 $                  $                 $                  $
9,326                343,638            237,127           258,790            38,025            158,496

387,225              2,916,564          1,596,978         532,494              301,640         618,880

                  -                  -  -                 -                  13,474            -

                  -                  -  -                                 -  2,837,766         -


                  -                  -  -                                 -  125,619           -


                  -                  -  -                                 -  669,144           -

                  -                  -                 -                  -                 -  -


                  -                  -                 -                  -                 -  -
-------------------- ------------------ ----------------- ------------------ ----------------- ------------------
 $                    $                  $                 $                  $                 $
396,551              3,260,202          1,834,105         791,284            3,985,668         777,376
==================== ================== ================= ================== ================= ==================

 $                    $                  $                 $                  $                 $
366,480              3,392,271          1,646,531         686,105            2,831,298         651,023

13,755                 274,891          78,047            15,635             123,817           24,135


688                  27,031             16,589            10,800                       3,393   12,638

28,549               229,418            111,719           22,222             26,912            49,348


                  -                  -  -                 -                  1,254             -


                  -                  -  -                                 -  253,186           -

                  -                  -  -                                 -  11,208                    -

                  -                  -  -                                 -  59,702            -

                  -        -                           -  -                                 -  -

                  -  -                                 -         -                          -  -



13.56                12.71              14.29             23.96              11.21             12.54

13.56                12.71              14.29             23.96              11.21             12.54


                  -                  -  -                 -                  10.75             -


                  -                  -  -                                 -  11.21             -

                  -                  -  -                                 -  11.21             -

                  -                  -  -                                 -  11.21             -

                  -  -                                 -  -                                 -  -

                  -  -                                 -  -                                 -  -

                        Principal Life Insurance Company
                         Variable Life Separate Account

                Statements of Assets and Liabilities (continued)

                                December 31, 2006



                                                                                                 JP Morgan
                                                                      JP Morgan                    Small
                                                                        Bond                      Company
                                                                      Division                   Division
                                                              -------------------------- --------------------------
Assets
Investments in shares of mutual funds, at market               $                          $
                                                              1,560,239                  2,516,367

Liabilities
                                                              -                                                  -
                                                              -------------------------- --------------------------
Net assets                                                     $                          $
                                                              1,560,239                  2,516,367
                                                              ========================== ==========================

Net assets
Accumulation units:
  Benefit Variable Universal Life                              $                          $
                                                              152,969                    673,402
  Executive Variable Universal Life
                                                              1,407,270                  1,842,965
  Flex Variable Life
                                                              -                                                  -
  PrinFlex Life(R)
                                                              -                                                  -
  Survivorship Variable Universal Life
                                                                                 -                               -
  Variable Universal Life Accumulator
                                                              -                                                  -
  Variable Universal Life Accumulator II
                                                              -                                                  -
  Variable Universal Life Income
                                                              -                                                  -
                                                              -------------------------- --------------------------
Total net assets                                               $                          $
                                                              1,560,239                  2,516,367
                                                              ========================== ==========================

Investments in shares of mutual funds, at cost                 $                          $
                                                              1,540,949                  2,300,158
Shares of mutual fund owned
                                                              131,666                    141,210
Accumulation units outstanding:
  Benefit Variable Universal Life
                                                              12,334                     42,528
  Executive Variable Universal Life
                                                              113,472                    116,391
  Flex Variable Life
                                                              -                                                  -
  PrinFlex Life(R)
                                                                    -                                            -
  Survivorship Variable Universal Life
                                                              -                                                  -
  Variable Universal Life Accumulator
                                                              -                                                  -
  Variable Universal Life Accumulator II
                                                              -                                                  -
  Variable Universal Life Income
                                                              -                                                  -

Accumulation unit value:
  Benefit Variable Universal Life
                                                              12.40                      15.83
  Executive Variable Universal Life
                                                              12.40                      15.83
  Flex Variable Life
                                                              -                                                  -
  PrinFlex Life(R)
                                                              -                                                  -
  Survivorship Variable Universal Life
                                                              -                                                  -
  Variable Universal Life Accumulator
                                                              -                                                  -
  Variable Universal Life Accumulator II
                                                              -                                                  -
  Variable Universal Life Income
                                                                      -                                          -

See accompanying notes.

                                                                                           MFS VIT              MFS VIT
                            LargeCap             LargeCap                                 Emerging              Global
      LargeCap               Growth                Stock              LargeCap             Growth               Equity
        Blend                Equity                Index               Value            Service Class        Service Class
      Division              Division             Division             Division            Division             Division
---------------------- -------------------- -------------------- ------------------- -------------------- --------------------


 $                      $                    $                    $                  $                    $
10,347,460             17,656,777           42,105,305           17,886,638          373,065              143,928


            -          -                    -                    -                   -                    -
---------------------- -------------------- -------------------- ------------------- -------------------- --------------------
 $                      $                    $                    $
                                                                                     $                    $
10,347,460             17,656,777           42,105,305           17,886,638          373,065              143,928
====================== ==================== ==================== =================== ==================== ====================





 $                     $                    $                    $                   $                    $
335,545                24,812               -                      702,879           142,190              20,353

591,881                92,313               -                    4,306,973           230,875              123,575

63,638                 32,757               146,525              104,082             -                    -

3,426,135              1,389,121            34,184,462           5,168,324           -                    -

353,083                26,668               1,968,037               957,043          -                    -

1,250,528              15,698,924           2,228,294            1,693,223           -                                     -

3,436,241              314,445              2,667,012            3,777,327           -                    -


890,409                77,737               910,975              1,176,787           -                    -
---------------------- -------------------- -------------------- ------------------- -------------------- --------------------

 $                      $                    $                    $                  $                    $
10,347,460             17,656,777           42,105,305           17,886,638          373,065              143,928
====================== ==================== ==================== =================== ==================== ====================


 $                      $                    $                    $                  $                    $
8,775,731              16,166,139           34,421,472           14,535,489          336,619              140,194


829,788                3,610,793            4,033,075            1,220,931           18,323               9,304


24,344                 1,784                -                    45,134              11,035               1,603

42,942                 6,637                -                      276,564           17,917               9,736


4,780                  2,420                12,873               6,919               -                    -

248,574                99,880               2,937,511            331,875             -                    -


25,617                 1,917                168,427              61,455              -                    -

90,730                 1,128,768            191,480              108,729             -                    -

249,306                22,609               229,180              242,554                       -          -

64,601                 5,589                78,281               75,565              -                    -



13.78                  13.91                -                    15.57               12.89                12.69


13.78                  13.91                -                    15.57               12.89                12.69

13.31                  13.54                11.38                15.04               -                    -

13.78                  13.91                11.64                15.57                               -    -

13.78                  13.91                11.68                15.57               -                     -

13.78                  13.91                11.64                15.57               -                    -

13.78                               13.91   11.64                15.57               -                    -

13.78                  13.91                11.64                15.57               -                    -

                        Principal Life Insurance Company
                         Variable Life Separate Account

                Statements of Assets and Liabilities (continued)

                                December 31, 2006


                                                                       MFS VIT
                                                                       MidCap                     MFS VIT
                                                                       Growth                  New Discovery
                                                                    Service Class              Service Class
                                                                      Division                   Division
                                                              -------------------------- --------------------------
Assets
Investments in shares of mutual funds, at market               $                          $
                                                              522,184                    1,370,404


Liabilities
                                                              -                          -
                                                              -------------------------- --------------------------
Net assets                                                     $                          $
                                                              522,184                    1,370,404
                                                              ========================== ==========================

Net assets
Accumulation units:
  Benefit Variable Universal Life                              $                          $
                                                              105,532                    283,435
  Executive Variable Universal Life
                                                              416,652                    767,631
  Flex Variable Life
                                                                                      -                          -

  PrinFlex Life(R)
                                                                                      -                          -
  Survivorship Variable Universal Life
                                                                                      -                          -
  Variable Universal Life Accumulator
                                                                                      -                          -
  Variable Universal Life Accumulator II
                                                                                      -  248,420
  Variable Universal Life Income
                                                                                      -  70,918
                                                              -------------------------- --------------------------
Total net assets                                               $                          $
                                                              522,184                    1,370,404
                                                              ========================== ==========================

Investments in shares of mutual funds, at cost                 $                          $
                                                              496,092                    1,190,107
Shares of mutual fund owned
                                                              73,238                     79,907
Accumulation units outstanding:
  Benefit Variable Universal Life
                                                              8,984                      22,222
  Executive Variable Universal Life
                                                              35,469                     60,186
  Flex Variable Life
                                                                                      -                          -
  PrinFlex Life(R)
                                                                                      -                          -
  Survivorship Variable Universal Life
                                                                                      -                          -
  Variable Universal Life Accumulator
                                                                                      -                          -
  Variable Universal Life Accumulator II
                                                                                      -  19,477
  Variable Universal Life Income
                                                                                      -  5,560

Accumulation unit value:
  Benefit Variable Universal Life
                                                              11.75                      12.75
  Executive Variable Universal Life
                                                              11.75                                     12.75
  Flex Variable Life
                                                                                      -                          -
  PrinFlex Life(R)
                                                                                      -                          -
  Survivorship Variable Universal Life
                                                                                      -                          -
  Variable Universal Life Accumulator
                                                                                      -                          -
  Variable Universal Life Accumulator II
                                                                                      -             12.75
  Variable Universal Life Income
                                                                                      -  12.75

See accompanying notes.

                                                                                                               Neuberger
       MFS VIT                                                                                                Berman AMT
        Value                                     MidCap               MidCap               Money              Fasciano
    Service Class            MidCap               Growth               Value               Market               S Class
      Division              Division             Division             Division            Division             Division
---------------------- -------------------- -------------------- ------------------- -------------------- --------------------


 $                      $                    $                    $                   $                   $
1,243,949              90,510,632           17,067,143           22,765,746          80,848,264           78,097


-                      -                    -                    -                   -                    -
---------------------- -------------------- -------------------- ------------------- -------------------- --------------------
 $                      $                    $                    $                   $
                                                                                                          $
1,243,949              90,510,632           17,067,143           22,765,746          80,848,264           78,097
====================== ==================== ==================== =================== ==================== ====================




 $                     $                    $                     $                   $                   $
184,242                892,380              149,810              1,077,337           4,935,330            2,948

1,059,707              3,314,165            1,061,119            3,806,488           32,133,908                    75,149

                    -  16,313,568           55,458               117,384             493,374              -

                    -  57,538,348           10,356,909           10,195,660          27,435,883           -

                    -  2,701,948            1,031,541                  1,085,373     3,633,724            -

                    -  4,597,527            1,570,151            2,137,970           2,117,995                             -

                    -  3,900,611            2,232,481            3,188,939           7,090,765            -

                    -  1,252,085            609,674              1,156,595           3,007,285            -
---------------------- -------------------- -------------------- ------------------- -------------------- --------------------

 $                      $                    $                    $                   $                   $
1,243,949              90,510,632           17,067,143           22,765,746          80,848,264           78,097
====================== ==================== ==================== =================== ==================== ====================


 $                      $                    $                    $                   $                   $
1,107,710              75,754,978           13,618,538           20,069,467          80,848,264           78,466


86,266                 2,141,757            1,428,213            1,357,528           80,848,264           5,375



12,111                 32,229               10,742               59,139              350,437              282

69,661                 119,695              76,087               208,953             2,281,468            7,190

                    -  190,045              4,502                6,721               24,991               -

                    -  2,078,074            742,639              559,682             1,948,077            -

                    -  123,240              73,148               59,580              291,743              -

                    -  166,046              112,584                   117,363        150,387              -


-                      140,876              160,080              175,053             503,467              -

-                      45,221               43,716               63,490              213,520              -



       15.21           27.69                13.95                18.22               14.09                10.45


15.21                  27.69                13.95                18.22               14.09                10.45

                    -  85.84                12.32                17.47               19.76                                  -

                    -  27.69                13.95                18.22               14.09                                  -

                    -  21.92                14.10                18.22               12.46                                  -

                    -  27.69                13.95                18.22               14.09                                  -


-                      27.69                13.95                18.22               14.09                                  -

-                      27.69                13.95                18.22               14.09                                  -

                        Principal Life Insurance Company
                         Variable Life Separate Account

                Statements of Assets and Liabilities (continued)

                                December 31, 2006


                                                                      Neuberger                  Neuberger
                                                                     Berman AMT                 Berman AMT
                                                                      Guardian                   Partners
                                                                       I Class                    I Class
                                                                      Division                    Divison
                                                              -------------------------- --------------------------
Assets
Investments in shares of mutual funds, at market               $                          $
                                                              261,486                    611,181

Liabilities
                                                                -                        -
                                                              -------------------------- --------------------------
Net assets                                                     $                          $
                                                              261,486                    611,181
                                                              ========================== ==========================

Net assets
Accumulation units:
  Benefit Variable Universal Life                              $                          $
                                                              24,870                     43,037
  Executive Variable Universal Life
                                                              236,616                    568,144
  Flex Variable Life
                                                                                      -                          -
  PrinFlex Life(R)
                                                                                      -                          -
  Survivorship Variable Universal Life
                                                                                      -                          -
  Variable Universal Life Accumulator
                                                                                      -                          -
  Variable Universal Life Accumulator II
                                                                                      -                          -
  Variable Universal Life Income
                                                                                      -                          -
                                                              -------------------------- --------------------------
Total net assets                                               $                          $
                                                              261,486                    611,181
                                                              ========================== ==========================

Investments in shares of mutual funds, at cost                 $                          $
                                                              231,142                    616,818
Shares of mutual fund owned
                                                              13,267                     28,884
Accumulation units outstanding:
  Benefit Variable Universal Life
                                                              1,781                      3,768
  Executive Variable Universal Life
                                                              16,945                     49,744

  Flex Variable Life
                                                                                      -                          -
  PrinFlex Life(R)
                                                                                      -                          -
  Survivorship Variable Universal Life
                                                                                      -                          -
  Variable Universal Life Accumulator
                                                                                      -                          -
  Variable Universal Life Accumulator II
                                                                                      -  -
  Variable Universal Life Income
                                                                                      -  -

Accumulation unit value:
  Benefit Variable Universal Life
                                                              13.96                                          11.42
  Executive Variable Universal Life
                                                              13.96                                          11.42
  Flex Variable Life
                                                                                      -                          -
  PrinFlex Life(R)
                                                                                      -                          -
  Survivorship Variable Universal Life
                                                                                      -                          -
  Variable Universal Life Accumulator
                                                                                      -                          -
  Variable Universal Life Accumulator II
                                                                                      -  -

  Variable Universal Life Income
                                                                                      -  -

See accompanying notes.

      Principal
      LifeTime              Principal            Principal           Principal            Principal            Principal
      Strategic             LifeTime             LifeTime             LifeTime            LifeTime             LifeTime
       Income                 2010                 2020                 2030                2040                 2050
      Division              Division             Division             Division            Division             Division
---------------------- -------------------- -------------------- ------------------- -------------------- --------------------


 $                     $                     $                    $                   $                    $
149,707                754,041              2,651,639            3,224,289           2,049,626            1,711,782


-                      -                    -                    -                   -                    -
---------------------- -------------------- -------------------- ------------------- -------------------- --------------------
 $                                           $                    $                   $                    $
                       $
149,707                754,041              2,651,639            3,224,289           2,049,626            1,711,782
====================== ==================== ==================== =================== ==================== ====================





$                      $                     $                   $                   $                    $
4,460                  58,148                 267,334            157,202             37,452               23,878

103,321                343,865              674,411              607,409             67,229               165,963

-                      -                    -                    -                                     -                    -


-                                        -  -                    -                                     -                    -


-                                        -  -                    -                                     -                    -


-                                        -  -                    -                                     -                    -

4,068                  144,197              477,524              658,159             534,654              442,017

37,858                 207,831              1,232,370            1,801,519           1,410,291            1,079,924
---------------------- -------------------- -------------------- ------------------- -------------------- --------------------

 $                     $                     $                    $                   $                    $
149,707                754,041              2,651,639            3,224,289           2,049,626            1,711,782
====================== ==================== ==================== =================== ==================== ====================


 $                     $                     $                    $                   $                    $
144,532                707,663              2,431,286            2,944,027           1,880,161            1,547,748

12,322                 59,094               198,327              241,520             150,708              125,130


358                    4,482                19,654               11,595              2,713                1,720

          8,293        26,502               49,582               44,802              4,870                11,957


-                      -                    -                    -                                     -                    -


-                                        -  -                    -                                     -                    -


-                                        -  -                    -                                     -                    -


-                                        -  -                    -                                     -                    -

327                    11,113               35,107               48,545              38,729               31,845


3,039                  16,018               90,602               132,879             102,157              77,803



12.46                  12.98                    13.60            13.56               13.81                13.88

12.46                  12.98                13.60                13.56                            13.81   13.88

-                      -                    -                    -                                     -                    -

-                                        -  -                    -                                     -                    -

         -                               -  -                    -                                     -                    -

-                                        -  -                    -                                     -                    -


12.46                  12.98                13.60                13.56               13.81                13.88

12.46                  12.98                13.60                13.56               13.81                13.88

                        Principal Life Insurance Company
                         Variable Life Separate Account

                Statements of Assets and Liabilities (continued)

                                December 31, 2006


                                                                      Putnam VT                  Putnam VT
                                                                      Growth &                 International
                                                                       Income                     Equity
                                                                      Class IB                   Class IB
                                                                      Division                   Division
                                                              -------------------------- --------------------------
Assets
Investments in shares of mutual funds, at market               $                          $
                                                              323,827                    3,620,540

Liabilities
                                                              -                          -
                                                              -------------------------- --------------------------
Net assets                                                     $                          $
                                                              323,827                    3,620,540
                                                              ========================== ==========================

Net assets
Accumulation units:
  Benefit Variable Universal Life                              $                          $
                                                              113,976                    1,225,089
  Executive Variable Universal Life
                                                              209,851                    2,395,451
  Flex Variable Life
                                                                                      -  -
  PrinFlex Life(R)
                                                                                      -  -
  Survivorship Variable Universal Life
                                                                                      -  -
  Variable Universal Life Accumulator
                                                                                      -  -
  Variable Universal Life Accumulator II
                                                                                      -                          -
  Variable Universal Life Income
                                                                                      -                          -
                                                              -------------------------- --------------------------
Total net assets                                               $                          $
                                                              323,827                    3,620,540
                                                              ========================== ==========================

Investments in shares of mutual funds, at cost                 $                          $
                                                              278,912                    2,681,090
Shares of mutual fund owned
                                                              11,030                     175,414
Accumulation units outstanding:
  Benefit Variable Universal Life
                                                                      8,168              71,530
  Executive Variable Universal Life
                                                              15,039                     139,864
  Flex Variable Life
                                                                                      -  -

  PrinFlex Life(R)
                                                                                      -  -
  Survivorship Variable Universal Life
                                                                                      -  -

  Variable Universal Life Accumulator
                                                                                      -  -
  Variable Universal Life Accumulator II
                                                              -                                                  -
  Variable Universal Life Income
                                                              -                                                  -

Accumulation unit value:
  Benefit Variable Universal Life
                                                              13.95                      17.13
  Executive Variable Universal Life
                                                              13.95                      17.13
  Flex Variable Life
                                                                                      -  -
  PrinFlex Life(R)
                                                                                      -  -
  Survivorship Variable Universal Life
                                                                                      -  -
  Variable Universal Life Accumulator
                                                                                      -  -
  Variable Universal Life Accumulator II
                                                              -                                                  -

  Variable Universal Life Income
                                                              -                                                  -

See accompanying notes.

      Putnam VT
       Voyager             Real Estate          Short-Term
      Class IB             Securities              Bond               SmallCap
      Division              Division             Division             Division
---------------------- -------------------- -------------------- -------------------

 $                      $                    $                    $
29,287,691             63,388,805           2,765,087            27,177,993


-                      -                    -                    -
---------------------- -------------------- -------------------- -------------------
 $                      $                    $                    $
29,287,691             63,388,805           2,765,087            27,177,993
====================== ==================== ==================== ===================




 $                      $                   $                    $
102,524                4,176,801            183,294              296,936

 940,028               13,252,881           1,093,714            1,301,202

32,027                 175,671              23,233               125,479

25,691,954             31,588,815           427,606              11,539,839

1,083,725              4,574,043            103,930              641,202

1,437,433              4,248,077            310,870              12,181,172

-                      4,116,972            463,345              796,705

-                      1,255,545            159,095              295,458
---------------------- -------------------- -------------------- -------------------
 $                      $                    $                    $
29,287,691             63,388,805           2,765,087            27,177,993
====================== ==================== ==================== ===================

 $                      $                    $                    $
33,533,621             42,913,658           2,709,050            21,170,610

973,984                2,429,621            268,977              2,521,150



8,603                  103,022              16,953               19,879

78,878                 326,887              101,161              87,117


3,668                  5,227                2,208                9,571

2,155,808              779,150              39,551               772,603


109,371                104,822              9,613                41,263

120,613                104,780              28,753               815,540


-                      101,547              42,856               53,340

-                      30,969               14,715               19,781



11.92                         40.54         10.81                14.94

11.92                  40.54                10.81                14.94


8.73                   33.61                10.52                13.11

11.92                  40.54                10.81                14.94

9.91                   43.64                10.81                15.54

11.92                  40.54                10.81                14.94

             -         40.54                10.81                14.94

-                      40.54                10.81                14.94

                        Principal Life Insurance Company
                         Variable Life Separate Account

                Statements of Assets and Liabilities (continued)

                                December 31, 2006




                                                                      SmallCap                   SmallCap
                                                                       Growth                      Value
                                                                      Division                   Division
                                                              -------------------------- --------------------------
Assets
Investments in shares of mutual funds, at market               $                          $
                                                              22,043,317                 43,353,858

Liabilities
                                                              -                          -
                                                              -------------------------- --------------------------
Net assets                                                     $                          $
                                                              22,043,317                 43,353,858
                                                              ========================== ==========================

Net assets
Accumulation units:
  Benefit Variable Universal Life                              $                          $
                                                              305,861                    2,099,993
  Executive Variable Universal Life
                                                              1,296,668                  9,706,662
  Flex Variable Life
                                                              51,745                     167,760
  PrinFlex Life(R)
                                                              17,089,790                 23,386,559
  Survivorship Variable Universal Life
                                                              927,465                    1,723,258
  Variable Universal Life Accumulator
                                                              970,221                    2,847,713
  Variable Universal Life Accumulator II
                                                              1,120,800                  2,623,263
  Variable Universal Life Income
                                                              280,767                    798,650
                                                              -------------------------- --------------------------
Total net assets                                               $                          $
                                                              22,043,317                 43,353,858
                                                              ========================== ==========================

Investments in shares of mutual funds, at cost                 $                          $
                                                              21,232,615                 35,550,517
Shares of mutual fund owned
                                                              2,039,160                  2,323,358
Accumulation units outstanding:
  Benefit Variable Universal Life
                                                              25,512                     72,509
  Executive Variable Universal Life
                                                              108,149                    335,158

  Flex Variable Life
                                                              6,925                      8,334
  PrinFlex Life(R)
                                                              1,425,383                  807,506
  Survivorship Variable Universal Life
                                                              97,717                     55,514
  Variable Universal Life Accumulator
                                                              80,924                     98,328
  Variable Universal Life Accumulator II
                                                              93,481                     90,578
  Variable Universal Life Income
                                                              23,417                     27,576

Accumulation unit value:
  Benefit Variable Universal Life
                                                              11.99                      28.96
  Executive Variable Universal Life
                                                              11.99                        28.96
  Flex Variable Life
                                                              7.47                       20.13
  PrinFlex Life(R)
                                                              11.99                      28.96

  Survivorship Variable Universal Life
                                                              9.49                       31.04
  Variable Universal Life Accumulator
                                                              11.99                      28.96
  Variable Universal Life Accumulator II
                                                              11.99                      28.96
  Variable Universal Life Income
                                                              11.99                      28.96

See accompanying notes.

       Summit
    Russell 2000          T. Rowe Price          Vanguard
      Small Cap              Equity                 VIF
        Index               Income II            Balanced
      Division              Division             Division
---------------------- -------------------- --------------------


 $                     $                     $
271,711                32,968               12,973,612


-                      -                    -
---------------------- -------------------- --------------------
 $                                           $
                       $
271,711                32,968               12,973,612
====================== ==================== ====================




$                      $                     $
45,340                 -                    3,620,973

226,371                32,968               9,352,639

-                      -                    -

-                                        -  -

-                                        -  -


-                                        -  -

                    -                    -  -

                    -                    -  -
---------------------- -------------------- --------------------

 $                     $                     $
271,711                32,968               12,973,612
====================== ==================== ====================


 $                     $                     $
255,261                30,689               11,823,945


3,671                  1,329                629,176


3,854                                    -  241,476

19,242                 2,767                623,709

  -                    -                    -

-                                        -  -

-                                        -  -

-                                        -  -

                    -  -                    -

                    -  -                    -



11.76                                    -  15.00


11.76                  11.91                15.00

-                      -                    -


-                                        -  -

-                                        -  -

-                                        -  -


                    -  -                    -

                    -  -                    -

                        Principal Life Insurance Company
                         Variable Life Separate Account

                Statements of Assets and Liabilities (continued)

                                December 31, 2006


                                                                                                 Vanguard
                                                                      Vanguard                      VIF
                                                                     VIF Equity                   Mid-Cap
                                                                        Index                      Index
                                                                      Division                   Division
                                                              -------------------------- --------------------------
Assets
Investments in shares of mutual funds, at market               $                          $
                                                              15,900,111                 8,510,422

Liabilities
                                                              -                          -
                                                              -------------------------- --------------------------
Net assets                                                     $                          $
                                                              15,900,111                 8,510,422
                                                              ========================== ==========================

Net assets
Accumulation units:
  Benefit Variable Universal Life                              $                          $
                                                              3,312,175                  2,592,993
  Executive Variable Universal Life
                                                              12,587,936                 5,917,429
  Flex Variable Life
                                                              -                                             -
  PrinFlex Life(R)
                                                              -                          -
  Survivorship Variable Universal Life
                                                              -                          -
  Variable Universal Life Accumulator
                                                              -                          -
  Variable Universal Life Accumulator II
                                                              -                          -

  Variable Universal Life Income
                                                              -                          -
                                                              -------------------------- --------------------------
Total net assets                                               $                          $
                                                              15,900,111                 8,510,422
                                                              ========================== ==========================

Investments in shares of mutual funds, at cost                 $                          $
                                                              14,586,444                 7,456,321
Shares of mutual fund owned
                                                              536,079                    428,737
Accumulation units outstanding:
  Benefit Variable Universal Life
                                                              238,625                    156,520
  Executive Variable Universal Life
                                                              906,903                    357,193
  Flex Variable Life
                                                              -                          -
  PrinFlex Life(R)
                                                              -                          -
  Survivorship Variable Universal Life
                                                                                -        -
  Variable Universal Life Accumulator
                                                              -                          -
  Variable Universal Life Accumulator II
                                                              -                                             -
  Variable Universal Life Income
                                                              -                          -

Accumulation unit value:
  Benefit Variable Universal Life
                                                              13.88                      16.57
  Executive Variable Universal Life
                                                              13.88                      16.57
  Flex Variable Life
                                                              -                          -
  PrinFlex Life(R)
                                                              -                                                 -
  Survivorship Variable Universal Life
                                                              -                          -
  Variable Universal Life Accumulator
                                                              -                          -
  Variable Universal Life Accumulator II
                                                              -                          -
  Variable Universal Life Income
                                                              -                          -

See accompanying notes.

                                               Wells Fargo
     Wells Fargo           Wells Fargo         Advantage VT
    Advantage VT          Advantage VT             Large
        Asset                Equity               Company
     Allocation              Income               Growth
      Division              Division             Division
---------------------- -------------------- --------------------


 $                     $                    $
1,441,798              491,358              787,960



-                      -                    -
---------------------- -------------------- --------------------
 $
                       $                    $
1,441,798              491,358              787,960
====================== ==================== ====================




$                      $                    $
16,261                           -          13,670

370,061                -                    505,370

4,701                  -                    -


350,822                98,538               53,980

64,657                 68,410               13,479


219,980                37,985               18,198

255,684                137,437              149,719

159,632                148,988              33,544
---------------------- -------------------- --------------------

 $                      $                   $
1,441,798                        491,358    787,960
====================== ==================== ====================


 $                     $                    $
1,306,017              410,035              726,071

102,038                24,879               82,165


              1,159    -                    1,252

26,382                 -                    46,293

347                       -                 -

25,011                 7,102                4,945

4,610                  4,931                1,235

          15,686       2,738                1,667

18,228                 9,907                13,715


11,381                 10,739               3,073



14.03                  13.87                10.92

14.03                  13.87                10.92

   13.55               13.40                10.54

14.03                  13.87                10.92

14.03                  13.87                             10.92

14.03                  13.87                10.92

14.03                  13.87                10.92


14.03                  13.87                10.92


                        Principal Life Insurance Company
                         Variable Life Separate Account

                            Statements of Operations

              For the Year Ended December 31, 2006, Except as Noted


                                                                            AIM V.I.              AIM V.I.
                                                                            Capital               Capital
                                                                          Appreciation          Appreciation
                                                                            Series I             Series II
                                                                          Division (1)          Division (1)
                                                                      --------------------- ---------------------
Investment income (loss)
Income:

  Dividends                                                           $                     $
                                                                      1,672                 -

Expenses:
  Mortality and expense risks
                                                                                         -                     -
                                                                      --------------------- ---------------------
Net investment income (loss)
                                                                      1,672                                    -

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares
                                                                      (15,157)              (958)
Capital gains distributions
                                                                                         -                     -
                                                                      --------------------- ---------------------
Total realized gains (losses) on investments
                                                                      (15,157)              (958)

Change in net unrealized appreciation or depreciation of
  investments
                                                                      12,428                3,835
                                                                      --------------------- ---------------------

Net increase (decrease) in net assets resulting from operations        $                    $
                                                                      (1,057)               2,877
                                                                      ===================== =====================

 (1)  Commenced operations April 28, 2006.
 (2) Represented the operations of AIM V.I. Small Company Growth Series I Division until November 21, 2006 name change.

 See accompanying notes.

                                                                                                                       AIM V.I.
                                                                 AIM V.I.           AIM V.I.                            Small
      AIM V.I.            AIM V.I.           AIM V.I.             Global          International        AIM V.I.          Cap
    Core Equity          Core Equity         Dynamics          Health Care           Growth          Mid Cap Core       Growth
      Series I            Series II          Series I            Series I           Series I        Equity Series I    Series I
      Division            Division           Division            Division           Division           Division      Division (2)
--------------------- ------------------ ------------------ ------------------- ------------------ -------------------------------



 $                    $                  $                  $                   $                  $                  $
38,678                15,940             -                  -                   41,997             -                  -



             447             $        -         $        -  149                                 -                  -  39
--------------------- ------------------ ------------------ ------------------- ------------------ ------------------ ------------

38,231                15,940                             -  (149)               41,997             -                  (39)



80,642                3,026              73,962             219,370             172,324            -                  221,419

                   -                  -                  -                   -                  -                  -            -
--------------------- ------------------ ------------------ ------------------- ------------------ ------------------ --------------

80,642                3,026              73,962             219,370             172,324            -                  221,419



621,733               238,626            70,693             69,792              573,392            -                  141,571
--------------------- ------------------ ------------------ ------------------- ------------------ ------------------ --------------

 $                     $                  $                  $                   $                 $                   $
740,606               257,592            144,655            289,013             787,713            -                  362,951
===================== ================== ================== =================== ================== ================== ==============

                        Principal Life Insurance Company
                         Variable Life Separate Account

                      Statements of Operations (continued)

              For the Year Ended December 31, 2006, Except as Noted


                                                                                                American
                                                                           AIM V.I.            Century VP
                                                                          Technology            Income &
                                                                           Series I              Growth
                                                                           Division             Division
                                                                     --------------------- --------------------
Investment income (loss)
Income:

  Dividends                                                          $                      $
                                                                     -                     69,212

Expenses:
  Mortality and expense risks
                                                                     219                   212
                                                                     --------------------- --------------------
Net investment income (loss)
                                                                     (219)                 69,000

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares
                                                                     137,740               161,470
Capital gains distributions
                                                                                        -                    -
                                                                     --------------------- --------------------
Total realized gains (losses) on investments
                                                                     137,740               161,470

Change in net unrealized appreciation or depreciation of
  investments
                                                                     101,317               407,467
                                                                     --------------------- --------------------
Net increase (decrease) in net assets resulting from operations       $                     $
                                                                     238,838               637,937
                                                                     ===================== ====================

 See accompanying notes.

                          American
      American          Century VP II         American           American            American           American
     Century VP           Income &         Century VP II       Century VP II      Century VP II       Century VP II
       Ultra               Growth          International       MidCap Value           Ultra               Value
      Division            Division            Division           Division            Division           Division
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------



$                     $                  $                   $                  $                   $
-                     23,236             9,224                   139            -                   95,596



90                                    -                   -                  -                   -         58
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

(90)                  23,236             9,224               139                                 -  95,538



38,724                59,478             13,072              11                 11,356              57,732

                   -                  -                   -  772                                 -  678,122
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

38,724                59,478             13,072              783                11,356              735,854




(121,184)             186,464            131,924             1,717              (59,921)            874,866
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

 $                     $                  $                  $                   $                   $
(82,550)              269,178            154,220             2,639              (48,565)            1,706,258
===================== ================== =================== ================== =================== ==================

                        Principal Life Insurance Company
                         Variable Life Separate Account

                      Statements of Operations (continued)

              For the Year Ended December 31, 2006, Except as Noted



                                                                             American
                                                                          Century VP II             Asset
                                                                              Vista               Allocation
                                                                             Division              Division
                                                                       --------------------- ---------------------
Investment income (loss)
Income:

  Dividends                                                            $                      $
                                                                       -                     126,657

Expenses:
  Mortality and expense risks
                                                                                          -      834
                                                                       --------------------- ---------------------
Net investment income (loss)
                                                                                          -  125,823

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares
                                                                       16                    250,342
Capital gains distributions
                                                                                          -  222,384
                                                                       --------------------- ---------------------
Total realized gains (losses) on investments
                                                                       16                    472,726

Change in net unrealized appreciation or depreciation of
  investments
                                                                       294                   1,460,440
                                                                       --------------------- ---------------------

Net increase (decrease) in net assets resulting from operations        $                      $
                                                                       310                   2,058,989
                                                                       ===================== =====================

 See accompanying notes.

                                                                                                       Dreyfus IP
                                                                                   Dreyfus IP           Founders
                                              Capital           Diversified        Core Value          Discovery
      Balanced              Bond               Value           International     Service Shares      Initial Shares
      Division            Division            Division           Division           Division            Division
--------------------- ------------------ ------------------- ------------------ ------------------ -------------------



 $                     $                  $                   $                 $                  $
438,520               1,603,480          928,227             849,517            14,442             -




21,499                20,616             48,213              980                                -  90
--------------------- ------------------ ------------------- ------------------ ------------------ -------------------

417,021               1,582,864          880,014             848,537            14,442             (90)



243,527               (29,308)           524,038             1,900,165          42,913             37,082


                   -                  -  4,905,015           1,950,300                          -                   -
--------------------- ------------------ ------------------- ------------------ ------------------ -------------------

243,527               (29,308)           5,429,053           3,850,465          42,913             37,082



1,383,646             422,942            5,028,316           13,895,186         200,575            33,495
--------------------- ------------------ ------------------- ------------------ ------------------ -------------------

 $                     $                  $                   $                  $                 $
2,044,194             1,976,498          11,337,383          18,594,188         257,930            70,487
===================== ================== =================== ================== ================== ===================

                        Principal Life Insurance Company
                         Variable Life Separate Account

                      Statements of Operations (continued)

              For the Year Ended December 31, 2006, Except as Noted

                                                                                                     Dreyfus
                                                                              Dreyfus IP             Socially
                                                                               Founders            Responsible
                                                                                Growth                Growth
                                                                            Initial Shares        Service Shares
                                                                               Division              Division
                                                                         --------------------- ---------------------
Investment income (loss)
Income:

  Dividends                                                              $                     $
                                                                         199                   -

Expenses:

  Mortality and expense risks
                                                                                            -                     -
                                                                         --------------------- ---------------------
Net investment income (loss)
                                                                         199                                      -

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares
                                                                         2,729                     1,220
Capital gains distributions
                                                                                            -                     -
                                                                         --------------------- ---------------------
Total realized gains (losses) on investments
                                                                         2,729                 1,220

Change in net unrealized appreciation or depreciation of
  investments
                                                                         6,199                 4,497
                                                                         --------------------- ---------------------

Net increase (decrease) in net assets resulting from operations          $                     $
                                                                         9,127                 5,717
                                                                         ===================== =====================

 See accompanying notes.

                         Dreyfus VIF
    Dreyfus VIF          Developing         Dreyfus VIF                                               Fidelity VIP
    Appreciation           Leaders          Quality Bond          Equity              Equity          Equity-Income
   Service Shares      Service Shares      Service Shares         Growth              Income          Initial Class
      Division            Division            Division           Division            Division           Division
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------



 $                    $                  $                   $                   $                   $
10,299                4,403              36,114              917                140,059             1,284,098




                   -                  -                   -  579                134                 1,328
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

10,299                4,403              36,114              338                139,925             1,282,770



30,152                40,911             (13,716)            62,685             160,438             868,300

                   -    227,611                           -                  -                   -  4,654,850
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

30,152                268,522            (13,716)            62,685             160,438             5,523,150



78,285                (193,866)          6,466               4,755,243          912,810             395,480
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

 $                     $                 $                    $                  $                   $
118,736                     79,059       28,864              4,818,266          1,213,173           7,201,400
===================== ================== =================== ================== =================== ==================

                        Principal Life Insurance Company
                         Variable Life Separate Account

                      Statements of Operations (continued)

              For the Year Ended December 31, 2006, Except as Noted


                                                                         Fidelity VIP         Fidelity VIP
                                                                        Equity-Income            Growth
                                                                           Service               Service
                                                                           Class 2               Class 2
                                                                           Division             Division
                                                                     --------------------- --------------------
Investment income (loss)
Income:
  Dividends                                                           $                     $
                                                                     340,417                       9,854

Expenses:
  Mortality and expense risks
                                                                                        -  20
                                                                     --------------------- --------------------
Net investment income (loss)
                                                                     340,417               9,834

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares
                                                                     203,529               164,473
Capital gains distributions
                                                                     1,441,784                               -
                                                                     --------------------- --------------------
Total realized gains (losses) on investments
                                                                     1,645,313             164,473

Change in net unrealized appreciation or depreciation of
  investments
                                                                     122,478               225,787
                                                                     --------------------- --------------------
Net increase (decrease) in net assets resulting from operations       $                     $
                                                                     2,108,208             400,094
                                                                     ===================== ====================

 See accompanying notes.

                         Fidelity VIP      Fidelity VIP II                        Fidelity VIP II    Fidelity VIP III
    Fidelity VIP         High Income        Asset Manager     Fidelity VIP II       Contrafund           Mid Cap
    High Income            Service             Service           Contrafund           Service            Service
   Initial Class           Class 2             Class 2         Initial Class          Class 2            Class 2
      Division             Division           Division            Division           Division            Division
--------------------- ------------------- ------------------ ------------------- ------------------ -------------------



 $                     $                  $                   $                   $                 $
503,869               330,218             24,282             1,101,391           209,098            23,459



122                                    -                  -  1,895                               -                   -
--------------------- ------------------- ------------------ ------------------- ------------------ -------------------

503,747               330,218             24,282             1,099,496           209,098            23,459



(77,886)              (19,003)            3,212              1,998,791           620,481            432,823

                   -                   -                  -  7,094,214           1,940,204          1,564,176
--------------------- ------------------- ------------------ ------------------- ------------------ -------------------

(77,886)              (19,003)            3,212              9,093,005           2,560,685          1,996,999



269,702               57,462              44,279             (720,103)           (643,194)          (397,267)
--------------------- ------------------- ------------------ ------------------- ------------------ -------------------

 $                     $                  $                   $                   $                  $
695,563               368,677             71,773             9,472,398           2,126,589          1,623,191
===================== =================== ================== =================== ================== ===================

                        Principal Life Insurance Company
                         Variable Life Separate Account

                      Statements of Operations (continued)

              For the Year Ended December 31, 2006, Except as Noted

                                                                                                Franklin
                                                                           Franklin              Mutual
                                                                            Income              Discovery
                                                                          Securities           Securities
                                                                           Class 2               Class 2
                                                                           Division             Division
                                                                     --------------------- --------------------
Investment income (loss)
Income:
  Dividends                                                           $                     $
                                                                     133,964               38,439

Expenses:
  Mortality and expense risks
                                                                                        -                    -
                                                                     --------------------- --------------------
Net investment income (loss)
                                                                     133,964               38,439

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares
                                                                     124,036               247,454
Capital gains distributions
                                                                     17,919                135,917
                                                                     --------------------- --------------------
Total realized gains (losses) on investments
                                                                     141,955               383,371

Change in net unrealized appreciation or depreciation of
  investments
                                                                     480,519               425,566
                                                                     --------------------- --------------------
Net increase (decrease) in net assets resulting from operations       $                     $
                                                                     756,438               847,376
                                                                     ===================== ====================

(1) Represented the operations of Goldman Sachs VIT CORE Small Cap Equity Service Class I Division until May 1, 2006 name change.

 See accompanying notes.

                                                                 Franklin
                          Franklin           Franklin           Templeton         Goldman Sachs
      Franklin             Rising            Small Cap          Developing         Structured          Government
       Mutual             Dividends            Value             Markets            Small Cap            & High
       Shares            Securities         Securities          Securities       Equity Service         Quality
      Class 2              Class 2            Class 2            Class 2             Class I              Bond
      Division            Division           Division            Division         Division (1)          Division
--------------------- ------------------ ------------------ ------------------- ------------------ -------------------



 $                    $                  $                  $                   $                   $
42,856                29,352             21,545             6,612               1,832              1,214,887



                   -                  -                  -                   -                  -  1,278
--------------------- ------------------ ------------------ ------------------- ------------------ -------------------

42,856                29,352             21,545             6,612               1,832              1,213,609



80,895                103,357            154,694            7,772               1,673              (170,185)

109,142               13,894             120,558                             -  19,993                              -
--------------------- ------------------ ------------------ ------------------- ------------------ -------------------

190,037               117,251            275,252            7,772               21,666             (170,185)



311,571               300,810              187,325          108,174             (3,820)            201,680
--------------------- ------------------ ------------------ ------------------- ------------------ -------------------

 $                     $                  $                  $                  $                   $
544,464               447,413            484,122            122,558             19,678             1,245,104
===================== ================== ================== =================== ================== ===================

                        Principal Life Insurance Company
                         Variable Life Separate Account

                      Statements of Operations (continued)

              For the Year Ended December 31, 2006, Except as Noted



                                                                                             International
                                                                                                Emerging
                                                                           Growth               Markets
                                                                          Division              Division
                                                                     -------------------- ---------------------
Investment income (loss)
Income:

  Dividends                                                           $                   $
                                                                     62,288               -

Expenses:
  Mortality and expense risks
                                                                     125                  1,219
                                                                     -------------------- ---------------------
Net investment income (loss)

                                                                     62,163               (1,219)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares
                                                                     (64,598)             358,328
Capital gains distributions
                                                                                       -  367,509
                                                                     -------------------- ---------------------
Total realized gains (losses) on investments
                                                                     (64,598)             725,837

Change in net unrealized appreciation or depreciation of
  investments
                                                                     2,325,356            3,411,322
                                                                     -------------------- ---------------------
Net increase (decrease) in net assets resulting from operations       $                    $
                                                                     2,322,921            4,135,940
                                                                     ==================== =====================

(1) Represented the operations of Janus Aspen Core Equity Service Shares Division until November 21, 2006 name change.

 See accompanying notes.

                                                                         Janus                Janus
                               Janus                Janus                Aspen                Aspen
                               Aspen                Aspen             Fundamental         International
    International            Balanced           Flexible Bond           Equity               Growth
       SmallCap           Service Shares       Service Shares       Service Shares       Service Shares
       Division              Division             Division           Division (1)           Division
----------------------- -------------------- -------------------- -------------------- --------------------



 $                      $                    $                    $                    $
254,490                 7,420                118,526              1,407                7,627




1,028                                     -                    -                    -                    -
----------------------- -------------------- -------------------- -------------------- --------------------

253,462                 7,420                118,526                   1,407           7,627



3,260,899               2,516                (100,567)            92,449               11,198


6,974,393                                 -  5,291                                  -                    -
----------------------- -------------------- -------------------- -------------------- --------------------


10,235,292              2,516                (95,276)             92,449               11,198


2,520,542               22,519               85,783               53,019               103,986
----------------------- -------------------- -------------------- -------------------- --------------------

 $                      $                    $                    $                    $
13,009,296              32,455               109,033              146,875              122,811
======================= ==================== ==================== ==================== ====================

                        Principal Life Insurance Company
                         Variable Life Separate Account

                      Statements of Operations (continued)

              For the Year Ended December 31, 2006, Except as Noted

                                                                            Janus                 Janus
                                                                            Aspen                 Aspen
                                                                           Mid Cap              Worldwide
                                                                            Growth               Growth
                                                                        Service Shares       Service Shares
                                                                           Division             Division
                                                                     --------------------- --------------------
Investment income (loss)
Income:

  Dividends                                                          $                      $
                                                                     -                     10,465

Expenses:
  Mortality and expense risks
                                                                     97                                      -
                                                                     --------------------- --------------------
Net investment income (loss)
                                                                     (97)                  10,465

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares
                                                                     280,126               16,046
Capital gains distributions
                                                                                        -                    -
                                                                     --------------------- --------------------
Total realized gains (losses) on investments
                                                                     280,126               16,046

Change in net unrealized appreciation or depreciation of
  investments
                                                                     206,376               91,648
                                                                     --------------------- --------------------
Net increase (decrease) in net assets resulting from operations       $                     $
                                                                     486,405               118,159
                                                                     ===================== ====================

 See accompanying notes.

                             JP Morgan                                 LargeCap             LargeCap
      JP Morgan                Small              LargeCap              Growth                Stock
         Bond                 Company               Blend               Equity                Index
       Division              Division             Division             Division             Division
----------------------- -------------------- -------------------- -------------------- --------------------



 $                      $                    $                    $                    $
           38,911       -                    52,938               303                  498,406



                     -                    -     402               224                  1,172
----------------------- -------------------- -------------------- -------------------- --------------------

38,911                                    -  52,536               79                   497,234



(12,914)                47,886               77,427               31,986               603,040


1,655                   56,099               216,988                                -                    -
----------------------- -------------------- -------------------- -------------------- --------------------

(11,259)                103,985              294,415              31,986               603,040



     24,346             157,924              943,667              483,476              4,418,470
----------------------- -------------------- -------------------- -------------------- --------------------

$                       $                     $                   $                     $
51,998                  261,909              1,290,618            515,541              5,518,744
======================= ==================== ==================== ==================== ====================

                        Principal Life Insurance Company
                         Variable Life Separate Account

                      Statements of Operations (continued)

              For the Year Ended December 31, 2006, Except as Noted


                                                                                                 MFS VIT
                                                                                                Emerging
                                                                           LargeCap              Growth
                                                                            Value             Service Class
                                                                           Division             Division
                                                                     --------------------- --------------------
Investment income (loss)
Income:

  Dividends                                                           $                    $
                                                                     117,420               -

Expenses:
  Mortality and expense risks
                                                                     686                                     -
                                                                     --------------------- --------------------
Net investment income (loss)
                                                                     116,734                                 -

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares
                                                                     169,396               14,200
Capital gains distributions
                                                                     207,884                                 -
                                                                     --------------------- --------------------
Total realized gains (losses) on investments
                                                                     377,280               14,200

Change in net unrealized appreciation or depreciation of
  investments
                                                                     2,214,126             5,098
                                                                     --------------------- --------------------
Net increase (decrease) in net assets resulting from operations       $                     $
                                                                     2,708,140             19,298
                                                                     ===================== ====================

 See accompanying notes.

       MFS VIT               MFS VIT
       Global                 MidCap               MFS VIT              MFS VIT
       Equity                 Growth            New Discovery            Value
    Service Class         Service Class         Service Class        Service Class           MidCap
      Division               Division             Division             Division             Division
---------------------- --------------------- -------------------- -------------------- --------------------



$                      $                     $                    $                    $
-                      -                           -              6,911                876,234



                    -                     -                    -                    -  117,958
---------------------- --------------------- -------------------- -------------------- --------------------

                    -                     -                    -  6,911                758,276




3,529                  6,302                 101,584              33,173               1,155,020

-                      19,342                22,134               23,258               9,966,041
---------------------- --------------------- -------------------- -------------------- --------------------


3,529                  25,644                123,718              56,431               11,121,061



3,734                  (18,368)              61,233               96,638               (561,743)
---------------------- --------------------- -------------------- -------------------- --------------------

$                      $                     $                    $                     $
7,263                  7,276                 184,951              159,980              11,317,594
====================== ===================== ==================== ==================== ====================

                        Principal Life Insurance Company
                         Variable Life Separate Account

                      Statements of Operations (continued)

              For the Year Ended December 31, 2006, Except as Noted




                                                                           MidCap               MidCap
                                                                           Growth                Value
                                                                          Division             Division
                                                                    --------------------- --------------------
Investment income (loss)
Income:

  Dividends                                                         $                      $
                                                                    -                     47,395

Expenses:
  Mortality and expense risks
                                                                    424                   796
                                                                    --------------------- --------------------
Net investment income (loss)
                                                                    (424)                 46,599

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares
                                                                    468,026               317,645
Capital gains distributions
                                                                    410,760               1,936,377
                                                                    --------------------- --------------------
Total realized gains (losses) on investments
                                                                    878,786               2,254,022

Change in net unrealized appreciation or depreciation of
  investments
                                                                    544,376               246,224
                                                                    --------------------- --------------------
Net increase (decrease) in net assets resulting from operations      $                     $
                                                                    1,422,738             2,546,845
                                                                    ===================== ====================

 See accompanying notes.

                            Neuberger             Neuberger            Neuberger            Principal
                            Berman AMT           Berman AMT           Berman AMT            LifeTime
        Money                Fasciano             Guardian             Partners             Strategic
       Market                S Class               I Class              I Class              Income
      Division             Division (1)           Division              Divison             Division
---------------------- --------------------- -------------------- -------------------- --------------------



 $                     $                     $                    $                    $
3,126,920              -                     1,657                2,667                33




3,487                                     -                    -                    -                    -
---------------------- --------------------- -------------------- -------------------- --------------------

3,123,433                                 -     1,657             2,667                33



                    -  (6)                   2,560                (266)                521

                    -  652                                     -  41,078               8
---------------------- --------------------- -------------------- -------------------- --------------------


                    -  646                   2,560                40,812               529



                    -  (369)                 25,079               (5,637)                    4,987
---------------------- --------------------- -------------------- -------------------- --------------------

 $                     $                     $                    $                    $
3,123,433              277                   29,296               37,842               5,549
====================== ===================== ==================== ==================== ====================

                                                                               Principal          Principal
                                                                               LifeTime           LifeTime
                                                                                 2010               2020
                                                                               Division           Division
                                                                           ------------------ ------------------
Investment income (loss)
Income:

  Dividends                                                                $                  $
                                                                           88                 -

Expenses:
  Mortality and expense risks
                                                                                           -                  -
                                                                           ------------------ ------------------
Net investment income (loss)

                                                                           88                                 -

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares
                                                                           2,396              23,518
Capital gains distributions
                                                                                     1                        -
                                                                           ------------------ ------------------
Total realized gains (losses) on investments
                                                                           2,397              23,518

Change in net unrealized appreciation or depreciation of

  investments
                                                                           43,009             207,381
                                                                           ------------------ ------------------

Net increase (decrease) in net assets resulting from operations            $                   $
                                                                           45,494             230,899
                                                                           ================== ==================

 See accompanying notes.

                                                                       Putnam VT            Putnam VT
      Principal              Principal            Principal            Growth &           International
       LifeTime              LifeTime             LifeTime              Income               Equity
                        2030 2040 2050 Class IB Class IB
                  Division Division Division Division Division
----------------------- -------------------- -------------------- -------------------- --------------------



$                       $                    $                     $                   $
216                     224                  120                       11,869          15,986



                     -                    -                    -                    -                    -
----------------------- -------------------- -------------------- -------------------- --------------------

      216               224                  120                  11,869               15,986



14,700                  29,967               13,875               20,337               142,485

100                     112                  39                                     -                    -
----------------------- -------------------- -------------------- -------------------- --------------------

14,800                  30,079               13,914               20,337               142,485



252,764                 135,493              144,297                   20,336          539,880
----------------------- -------------------- -------------------- -------------------- --------------------

 $                      $                    $                    $                    $
267,780                 165,796              158,331              52,542               698,351
======================= ==================== ==================== ==================== ====================

                        Principal Life Insurance Company
                         Variable Life Separate Account

                      Statements of Operations (continued)

              For the Year Ended December 31, 2006, Except as Noted



                                                                          Putnam VT
                                                                           Voyager             Real Estate
                                                                           Class IB            Securities
                                                                           Division             Division
                                                                     --------------------- --------------------
Investment income (loss)
Income:
  Dividends                                                           $                     $
                                                                     31,753                774,153

Expenses:
  Mortality and expense risks
                                                                     297                   1,159
                                                                     --------------------- --------------------
Net investment income (loss)
                                                                     31,456                772,994

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares
                                                                     (734,979)             2,850,732
Capital gains distributions
                                                                                        -  2,195,024
                                                                     --------------------- --------------------
Total realized gains (losses) on investments
                                                                     (734,979)             5,045,756

Change in net unrealized appreciation or depreciation of
  investments
                                                                     2,181,261             10,121,417
                                                                     --------------------- --------------------
Net increase (decrease) in net assets resulting from operations       $                     $
                                                                     1,477,738             15,940,167
                                                                     ===================== ====================

 See accompanying notes.

                                                                                             Summit
                                                                                          Russell 2000
      Short-Term                                  SmallCap             SmallCap             Small Cap
         Bond                SmallCap              Growth                Value                Index
       Division              Division             Division             Division             Division
----------------------- -------------------- -------------------- -------------------- --------------------



$                       $                    $                    $                    $
59,648                  36,557               -                    121,569              121




172                     880                  314                  1,248                                  -
----------------------- -------------------- -------------------- -------------------- --------------------

59,476                  35,677               (314)                120,321              121



(7,628)                 391,256              94,220               1,436,293            3,898
----------------------- -------------------- -------------------- -------------------- --------------------

                     -  1,483,510                              -  3,970,359            623

(7,628)                 1,874,766            94,220               5,406,652                         4,521


----------------------- -------------------- -------------------- -------------------- --------------------

======================= ==================== ==================== ==================== ====================

                        Principal Life Insurance Company
                         Variable Life Separate Account

                      Statements of Operations (continued)

              For the Year Ended December 31, 2006, Except as Noted



                                                                        T. Rowe Price           Vanguard
                                                                            Equity                 VIF
                                                                          Income II             Balanced
                                                                           Division             Division
                                                                     --------------------- --------------------
Investment income (loss)
Income:

  Dividends                                                          $                      $
                                                                     220                   225,683

Expenses:

  Mortality and expense risks
                                                                                        -                    -
                                                                     --------------------- --------------------
Net investment income (loss)
                                                                     220                   225,683

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares
                                                                     5                     216,753
Capital gains distributions
                                                                     751                   278,785
                                                                     --------------------- --------------------
Total realized gains (losses) on investments
                                                                     756                   495,538

Change in net unrealized appreciation or depreciation of
  investments
                                                                     2,279                 776,080
                                                                     --------------------- --------------------

Net increase (decrease) in net assets resulting from operations      $                      $
                                                                     3,255                 1,497,301
                                                                     ===================== ====================

 See accompanying notes.

                                                                                             Wells Fargo
                             Vanguard            Wells Fargo          Wells Fargo            Advantage VT
       Vanguard                 VIF             Advantage VT          Advantage VT              Large
      VIF Equity              Mid-Cap               Asset                Equity                Company
        Index                  Index             Allocation              Income                 Growth
       Division              Division             Division              Division               Division
----------------------- -------------------- -------------------- --------------------- -----------------------



 $                      $                    $                    $                     $
214,069                 66,744               30,170               6,395                 -




                     -                    -  33                                      -                       -
----------------------- -------------------- -------------------- --------------------- -----------------------

214,069                 66,744               30,137               6,395                                      -



273,216                 193,122              12,556               13,023                34,315

829,517                 256,964              14,742                      955                                 -

1,102,733               450,086              27,298               13,978                34,315
----------------------- -------------------- -------------------- --------------------- -----------------------




710,276                 382,570              90,185               52,597                (3,597)

 $                      $                    $                    $                      $
2,027,078               899,400              147,620              72,970                        30,718
----------------------- -------------------- -------------------- --------------------- -----------------------

======================= ==================== ==================== ===================== =======================

                        Principal Life Insurance Company
                         Variable Life Separate Account

                       Statements of Changes in Net Assets

                       For the Year Ended December 31, 2006 and 2005, Except as Noted


                                                                              AIM V.I.            AIM V.I.
                                                                              Capital             Capital
                                                                            Appreciation        Appreciation
                                                                              Series I           Series II
                                                                            Division (1)        Division (1)
                                                                           ---------------     ---------------
                                                                                2006                2006
                                                                           ---------------     ---------------
Increase (decrease) in net assets
Operations:

  Net investment income (loss)                                             $                   $
                                                                           1,672               -
  Total realized gains (losses) on investments
                                                                           (15,157)            (958)
  Change in net unrealized appreciation or depreciation of investments
                                                                           12,428              3,835
                                                                           ---------------     ---------------
Net increase (decrease) in net assets resulting from operations
                                                                           (1,057)             2,877

Policy related transactions:
  Net premium payments, less sales charges and applicable
    premium taxes
                                                                           4,541,958           476,222
  Contract terminations and surrenders
                                                                           (32,262)            (2,140)
  Death benefit payments
                                                                           -                   -
  Policy loan transfers
                                                                           2,508               (2,008)
  Transfers to other contracts
                                                                           (1,489,386)         (15,012)
  Cost of insurance and administration charges
                                                                           (77,527)            (34,176)
  Mortality and expenses charges
                                                                           (12,925)            (2,438)
  Surrender charges
                                                                           (2,701)             (2,388)
                                                                           ---------------     ---------------
Increase (decrease) in net assets from policy related transactions
                                                                           2,929,665           418,060
                                                                           ---------------     ---------------
Total increase (decrease)
                                                                           2,928,608           420,937

Net assets at beginning of period
                                                                           -               -   -
                                                                           ---------------     ---------------
Net assets at end of period                                                 $                   $
                                                                           2,928,608           420,937
                                                                           ===============     ===============

 (1) Commenced operations April 28, 2006.

 See accompanying notes.

             AIM V.I.                               AIM V.I.                             AIM V.I.
            Core Equity                            Core Equity                            Dynamics
             Series I                               Series II                             Series I
             Division                                Division                             Division
                                        ----------------------------------   ----------------------------------
------------------- ----------------
       2006              2005                2006              2005                2006             2005
------------------- ----------------    ---------------- -----------------   ----------------- ----------------




 $                  $                   $                $                   $                 $
38,231              27,195              15,940           2,867               -                 (8)

80,642              24,468              3,026            1,770               73,962            39,113
------------------- ----------------    ---------------- -----------------   ----------------- ----------------

621,733             43,858              238,626          5,413                         70,693  28,290

740,606             95,521              257,592          10,050                       144,655  67,395




8,020,100           1,283,261           3,025,935        178,839             1,875,602         518,142

(172,030)           (32,856)            (40,548)         (3,855)             (43,823)               (49,245)

(798)               (9,963)             -                -                   -                 (1,079)

(105,780)           (15,303)            (18,219)         (972)               (3,215)           (5,801)

(2,718,055)         (658,668)           (75,608)         (23,976)            (1,488,371)       (322,093)

(285,171)           (119,764)           (189,615)        (24,535)            (35,800)          (31,217)

(46,776)            (13,378)            (11,687)         (1,169)             (5,981)           (4,773)
------------------- ----------------    ---------------- -----------------   ----------------- ----------------

(20,481)            (9,150)             (19,548)         (4,566)             (4,110)           (10,358)
------------------- ----------------    ---------------- -----------------   ----------------- ----------------

4,671,009           424,179             2,670,710        119,766             294,302           93,576

5,411,615           519,700             2,928,302        129,816             438,957           160,971

------------------- ----------------    ---------------- -----------------   ----------------- ----------------

1,841,788           1,322,088           236,902          107,086             722,180           561,209
=================== ================    ================ =================   ================= ================
 $                   $                   $                $                   $                 $
7,253,403           1,841,788           3,165,204        236,902             1,161,137         722,180

                        Principal Life Insurance Company
                         Variable Life Separate Account

                 Statements of Changes in Net Assets (continued)

         For the Year Ended December 31, 2006 and 2005, Except as Noted


                                                                                             AIM V.I.
                                                                                              Global
                                                                                            Health Care
                                                                                             Series I
                                                                                             Division
                                                                               -------------------------------------
                                                                                     2006               2005
                                                                               ------------------ ------------------
Increase (decrease) in net assets
Operations:

  Net investment income (loss)                                                 $                           $  (102)
                                                                               (149)
  Total realized gains (losses) on investments
                                                                                        219,370   83,386
  Change in net unrealized appreciation or depreciation of investments
                                                                               69,792             321,069
                                                                               ------------------ ------------------
Net increase (decrease) in net assets resulting from operations
                                                                               289,013            404,353

Policy related transactions:
  Net premium payments, less sales charges and applicable
    premium taxes
                                                                               5,550,703          4,123,249
  Contract terminations and surrenders
                                                                               (363,892)          (140,012)
  Death benefit payments
                                                                               (3,530)            (1,080)
  Policy loan transfers
                                                                               (108,570)          (31,895)
  Transfers to other contracts
                                                                               (4,534,428)        (2,525,335)
  Cost of insurance and administration charges
                                                                               (308,126)          (295,820)
  Mortality and expenses charges
                                                                               (44,454)           (37,969)
  Surrender charges
                                                                               (43,647)             (45,438)
                                                                               ------------------ ------------------
Increase (decrease) in net assets from policy related transactions
                                                                               144,056            1,045,700
                                                                               ------------------ ------------------
Total increase (decrease)
                                                                               433,069            1,450,053

Net assets at beginning of period
                                                                               5,478,339          4,028,286
                                                                               ------------------ ------------------
Net assets at end of period                                                     $                  $
                                                                               5,911,408          5,478,339
                                                                               ================== ==================

 (1)  Commenced operations November 21, 2005.
 (2) Represented operations AIM V.I. Small Company Growth Series I Division until November 21, 2006 name change.

 See accompanying notes.

                                                                         AIM V.I.
              AIM V.I.                AIM V.I.                      Small
           International               Mid Cap                       Cap                                      AIM V.I.
               Growth                Core Equity                    Growth                                   Technology
              Series I                 Series I                    Series I                                   Series I
              Division               Division (1                 Division (2)                                 Division
---------------------------------- ------------- ----------------------------------------   ----------------------------------
       2006              2005           2006        2006                   2005                    2006            2005
------------------- -------------- ------------- ------------ ---------------------------   -------------------- -------------



 $                  $              $             $                                          $                     $
41,997              12,227         -             (39)          $                    (20)    (219)                (166)

172,324             29,200         -             221,419                        64,900      137,740              46,147

573,392             188,348        -             141,571                        91,198                  101,317  2,240
------------------- -------------- ------------- ------------ ---------------------------   -------------------- -------------
                                                                              156,078

787,713             229,775        -             362,951                                                238,838  48,221




10,943,484          2,779,984      -             4,625,453                 2,043,633        4,825,993            1,993,502

(23,446)            (111,950)      -             (446,024)                    (50,564)      (340,089)            (119,180)

-                   -              -             -                            (39,904)      -                    (2,216)

(5,091)                         -  -             (8,715)                      (26,340)      (142,166)            36,806

(9,059,703)         (1,459,624)    -             (3,919,290)             (1,361,830)        (4,126,869)          (1,513,496)

(51,298)            (15,621)       -             (91,407)                     (98,935)      (119,024)            (131,567)

(9,177)             (3,046)        -             (15,178)                     (15,186)      (19,456)             (19,282)
------------------- -------------- ------------- ------------ ---------------------------   -------------------- ----------------

576                 7,963                        (38,462)                     (11,025)      (30,354)             (29,757)
------------------- -------------- ------------- ------------ ---------------------------   -------------------- ----------------
                                                                              439,849
1,795,345           1,197,706      -             106,377                                    48,035               214,810

2,583,058           1,427,481      -             469,328                      595,927       286,873              263,031

------------------- -------------- ------------- ------------ ---------------------------   -------------------- ----------------

2,069,600           642,119        -             2,578,030                 1,982,103        2,496,056            2,233,025
=================== ============== ============= ============ ===========================   ==================== ================
                                                 ------------
 $                   $                            $            $          2,578,030          $                    $
                                   $
4,652,658           2,069,600      -             3,047,358                                  2,782,929            2,496,056

                        Principal Life Insurance Company
                         Variable Life Separate Account

                 Statements of Changes in Net Assets (continued)

         For the Year Ended December 31, 2006 and 2005, Except as Noted


                                                                                       American
                                                                                      Century VP
                                                                                       Income &
                                                                                        Growth
                                                                                       Division
                                                                           ---------------------------------
                                                                                2006             2005
                                                                           ---------------- ----------------
Increase (decrease) in net assets
Operations:

  Net investment income (loss)                                             $                        $64,361
                                                                           69,000
  Total realized gains (losses) on investments
                                                                           161,470          48,959
  Change in net unrealized appreciation or depreciation of investments
                                                                           407,467          60,046
                                                                           ---------------- ----------------
Net increase (decrease) in net assets resulting from operations
                                                                           637,937          173,366

Policy related transactions:
  Net premium payments, less sales charges and applicable
    premium taxes
                                                                           1,958,597        3,142,327
  Contract terminations and surrenders

(480,674) (67,042)
  Death benefit payments
                                                                           -                (1,079)
  Policy loan transfers

(15,427) (19,772)
  Transfers to other contracts
                                                                           (1,492,671)      (2,032,114)
  Cost of insurance and administration charges

(215,076) (212,688)
  Mortality and expenses charges

(35,296) (30,314)
  Surrender charges

(42,969) (17,620)
                                                                           ---------------- ----------------
Increase (decrease) in net assets from policy related transactions

(323,516) 761,698
                                                                           ---------------- ----------------
Total increase (decrease)
                                                                           314,421          935,064

Net assets at beginning of period
                                                                           3,976,837        3,041,773
                                                                           ---------------- ----------------
Net assets at end of period                                                 $                $
                                                                           4,291,258        3,976,837
                                                                           ================ ================

 See accompanying notes.

                                                    American
             American                             Century VP II                           American
             Century VP                              Income &                          Century VP II
               Ultra                                  Growth                           International
              Division                               Division                             Division
------------------------------------    ----------------------------------   ----------------------------------
       2006              2005                2006              2005                2006             2005
------------------- ----------------    ---------------- -----------------   ----------------- ----------------


                                                          $
$                   $                   $                                    $                 $
(90)                (65)                23,236           11,422              9,224             4,310

38,724              27,629              59,478           1,092               13,072            19,406

(121,184)           41,965              186,464          32,841                       131,924  37,490
------------------- ----------------    ---------------- -----------------   ----------------- ----------------

(82,550)            69,529              269,178          45,355                       154,220  61,206




1,112,781           1,877,660           2,818,248        805,023             1,807,920         396,193

(47,633)            (37,238)            (48,078)         (3,136)             -                 -

(5,503)             (2,430)             -                -                   -                 -

(27,912)            (14,194)            (540)            (1,322)             -                 -

(962,670)           (1,180,806)         (1,958,501)      (123,937)           (1,550,336)       (342,098)

(149,951)           (155,985)           (74,112)         (45,009)            (9,965)           (5,945)

(24,338)            (21,083)            (6,223)          (3,318)             (1,859)           (1,402)
------------------- ----------------    ---------------- -----------------   ----------------- ----------------


(6,899)             (12,204)            (5,374)          (3,715)             -                 -
------------------- ----------------    ---------------- -----------------   ----------------- ----------------

(112,125)           453,720             725,420          624,586             245,760           46,748


(194,675)           523,249             994,598          669,941             399,980           107,954

------------------- ----------------    ---------------- -----------------   ----------------- ----------------

2,768,783           2,245,534           1,190,995        521,054             512,828           404,874
=================== ================    ================ =================   ================= ================
------------------- ----------------    ---------------- -----------------   ----------------- ----------------
 $                   $                   $                $                   $                 $
2,574,108           2,768,783           2,185,593        1,190,995           912,808           512,828
=================== ================    ================ =================   ================= ================
------------------- ----------------    ---------------- -----------------   ----------------- ----------------

=================== ================    ================ =================   ================= ================
------------------- ----------------    ---------------- -----------------   ----------------- ----------------

=================== ================    ================ =================   ================= ================

                        Principal Life Insurance Company
                         Variable Life Separate Account

                 Statements of Changes in Net Assets (continued)

         For the Year Ended December 31, 2006 and 2005, Except as Noted



                                                                                                American
                                                                                             Century VP II
                                                                                              MidCap Value
                                                                                              Division (1)
                                                                                           -------------------
                                                                                                  2006
                                                                                           -------------------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)                                                            $139
  Total realized gains (losses) on investments
                                                                                           783
  Change in net unrealized appreciation or depreciation of investments
                                                                                           1,717
                                                                                           -------------------
Net increase (decrease) in net assets resulting from operations

                                                                                           2,639

Policy related transactions:
  Net premium payments, less sales charges and applicable
    premium taxes
                                                                                           59,092
  Contract terminations and surrenders
                                                                                           -

  Death benefit payments
                                                                                           -
  Policy loan transfers
                                                                                           -
  Transfers to other contracts
                                                                                           (30,974)
  Cost of insurance and administration charges
                                                                                           (282)
  Mortality and expenses charges
                                                                                                        (42)
  Surrender charges
                                                                                           -
                                                                                           -------------------
Increase (decrease) in net assets from policy related transactions
                                                                                           27,794
                                                                                           -------------------
Total increase (decrease)
                                                                                           30,433

Net assets at beginning of period
                                                                                           -
                                                                                           -------------------
Net assets at end of period                                                                 $
                                                                                           30,433
                                                                                           ===================

(1) Commenced operations November 21, 2005

 See accompanying notes.

                 American                                     American                          American
               Century VP II                                Century VP II                     Century VP II
                   Ultra                                        Value                             Vista
                 Division                                      Division                       Division (1)
-------------------------------------------    ----------------------------------------
                                                                                           --------------------
        2006                  2005                    2006                 2005                   2006
---------------------- --------------------    -------------------- -------------------    --------------------



$                      $                       $                    $                       $
-                      -                       95,538               27,216                                  -

11,356                 14,670                  735,854              413,966                16


(59,921)               34,094                  874,866              (111,579)                              294
---------------------- --------------------    -------------------- -------------------    --------------------

(48,565)               48,764                  1,706,258            329,603                                310




2,996,528              1,339,385               13,746,069           7,999,015              7,438

(15,765)               (166,283)               (258,921)            (207,812)              -

-                      -                       (4,005)              (2,515)                -


(14,065)               (11,170)                (55,180)             (16,214)               -

(2,208,499)            (453,675)               (9,742,143)          (3,838,264)            (3,731)

(89,954)               (71,324)                (392,633)            (262,943)              (66)


(7,745)                (4,977)                 (50,718)             (40,484)               (9)
---------------------- --------------------    -------------------- -------------------    --------------------


(3,160)                6,348                   (36,243)             (16,926)               -
---------------------- --------------------    -------------------- -------------------    --------------------

657,340                638,304                 3,206,226            3,613,858              3,632

608,775                687,068                 4,912,484            3,943,461              3,942

---------------------- --------------------    -------------------- -------------------    --------------------

1,442,964              755,896                 7,183,122            3,239,661               -
====================== ====================    ==================== ===================    ====================
                                                                                           --------------------
 $                      $                       $                    $
                                                                                           $
2,051,739              1,442,964               12,095,606           7,183,122              3,942

                        Principal Life Insurance Company
                         Variable Life Separate Account

                 Statements of Changes in Net Assets (continued)

                      For the Year Ended December 31, 2006 and 2005, Except as Noted




                                                                                        Asset
                                                                                      Allocation
                                                                                       Division
                                                                           ---------------- ----------------
                                                                                2006             2005
                                                                           ---------------- ----------------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)                                              $                $
                                                                           125,823          247,396
  Total realized gains (losses) on investments
                                                                           472,726          121,594
  Change in net unrealized appreciation or depreciation of investments
                                                                           1,460,440           523,714
                                                                           ---------------- ----------------
Net increase (decrease) in net assets resulting from operations
                                                                           2,058,989        892,704

Policy related transactions:
  Net premium payments, less sales charges and applicable
    premium taxes
                                                                           6,048,379        7,523,668
  Contract terminations and surrenders
                                                                           (1,225,217)      (611,118)
  Death benefit payments

(39,520) (23,676)
  Policy loan transfers

(216,978) (348,027)
  Transfers to other contracts
                                                                           (3,669,263)      (5,354,876)
  Cost of insurance and administration charges
                                                                          (947,886)           (993,245)
  Mortality and expenses charges
                                                                          (152,152)           (134,842)
  Surrender charges
                                                                          (114,498)           (126,492)
                                                                           ---------------- ----------------
Increase (decrease) in net assets from policy related transactions
                                                                          (317,135)            (68,608)
                                                                           ---------------- ----------------
Total increase (decrease)
                                                                           1,741,854        824,096

Net assets at beginning of period
                                                                           16,412,881       15,588,785
                                                                           ---------------- ----------------
Net assets at end of period                                                 $                $
                                                                           18,154,735       16,412,881
                                                                           ================ ================

 See accompanying notes.

                                                                                          Capital
              Balanced                                 Bond                                 Value
              Division                               Division                             Division
------------------------------------    ----------------------------------   ----------------------------------
       2006              2005                2006              2005                2006             2005
------------------- ----------------    ---------------- -----------------   ----------------- ----------------


 $                   $                   $                $                   $                 $
417,021             405,789             1,582,864        1,600,166           880,014           (41,832)


243,527             40,955              (29,308)         16,850              5,429,053         319,943

1,383,646           719,177             422,942          (714,619)                  5,028,316  3,239,340
------------------- ----------------    ---------------- -----------------   ----------------- ----------------

2,044,194           1,165,921           1,976,498        902,397                   11,337,383  3,517,451




6,868,125           6,478,546           30,039,452       25,610,544          15,506,813        12,492,111

(1,597,321)         (890,911)           (2,487,192)      (1,963,657)         (3,472,703)       (1,739,499)

(127,533)              (9,063)          (287,466)        (420,110)           (139,676)         (123,253)

(172,711)           (141,300)           (341,309)        (412,988)           (527,844)         (477,785)

(4,146,235)         (3,758,483)         (19,497,463)     (15,320,647)        (6,535,115)       (3,945,857)

(1,159,754)         (1,189,856)         (2,381,594)      (2,296,324)         (2,804,804)       (2,830,649)

(162,385)           (131,420)           (315,570)        (288,748)           (391,624)         (387,723)

(128,084)           (152,822)           (250,087)        (372,779)           (282,634)         (285,776)
------------------- ----------------    ---------------- -----------------   ----------------- ----------------

(625,898)           204,691             4,478,771        4,535,291           1,352,413         2,701,569
------------------- ----------------    ---------------- -----------------   ----------------- ----------------

1,418,296           1,370,612           6,455,269        5,437,688           12,689,796        6,219,020


18,458,640          17,088,028          39,645,331       34,207,643          56,597,462        50,378,442
------------------- ----------------    ---------------- -----------------   ----------------- ----------------
 $                   $                   $                $                   $                 $
19,876,936          18,458,640          46,100,600       39,645,331          69,287,258        56,597,462
=================== ================    ================ =================   ================= ================

                        Principal Life Insurance Company
                         Variable Life Separate Account

                 Statements of Changes in Net Assets (continued)

                      For the Year Ended December 31, 2006 and 2005, Except as Noted




                                                                                      Diversified
                                                                                     International
                                                                                       Division
                                                                           ---------------------------------
                                                                                2006             2005
                                                                           ---------------- ----------------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)                                              $                $
                                                                           848,537          480,811
  Total realized gains (losses) on investments
                                                                           3,850,465        581,031
  Change in net unrealized appreciation or depreciation of investments
                                                                           13,895,186       10,244,161
                                                                           ---------------- ----------------
Net increase (decrease) in net assets resulting from operations
                                                                           18,594,188       11,306,003

Policy related transactions:
  Net premium payments, less sales charges and applicable
    premium taxes
                                                                           56,638,860       21,544,939
  Contract terminations and surrenders
                                                                           (2,804,314)      (1,402,731)
  Death benefit payments

(69,925) (81,815)
  Policy loan transfers

(814,733) (444,357)
  Transfers to other contracts
                                                                           (38,336,823)     (9,446,009)
  Cost of insurance and administration charges
                                                                           (3,009,734)      (2,417,301)
  Mortality and expenses charges
                                                                          (437,840)             (371,005)
  Surrender charges
                                                                          (292,461)             (299,555)
                                                                           ---------------- ----------------
Increase (decrease) in net assets from policy related transactions
                                                                           10,873,030       7,082,167
                                                                           ---------------- ----------------
Total increase (decrease)
                                                                           29,467,218       18,388,170

Net assets at beginning of period
                                                                           61,106,638       42,718,468
                                                                           ---------------- ----------------
Net assets at end of period                                                 $                $
                                                                           90,573,856       61,106,638
                                                                           ================ ================

 See accompanying notes.

                                                    Dreyfus IP                          Dreyfus IP
            Dreyfus IP                               Founders                             Founders
             Core Value                             Discovery                              Growth
           Service Shares                         Initial Shares                       Initial Shares
              Division                               Division                             Division
------------------------------------    ----------------------------------   ----------------------------------
       2006              2005                2006              2005                2006             2005
------------------- ----------------    ---------------- -----------------   ----------------- ----------------



 $                  $                   $                $                   $                 $
14,442              3,713               (90)                (77)             199               129

42,913              64,984              37,082           12,367              2,729             8


200,575             (3,107)             33,495           (19,880)                       6,199  2,146
------------------- ----------------    ---------------- -----------------   ----------------- ----------------

257,930             65,590              70,487           (7,590)                        9,127  2,283




1,856,264           997,445             764,559          577,600             193,239           35,771

(26,154)            (71,125)            (193,010)        (26,393)            -                 -

-                   (138,568)           (356)            -                        -            -

(194,338)           118,618             (13,637)         (8,151)             -                 -

(1,524,970)         (825,657)           (628,320)        (415,210)           (100,432)         (4,996)

(15,325)            (14,114)            (48,500)         (47,880)            (844)             (205)

(2,932)             (3,285)             (7,822)          (7,014)             (167)             (88)

342                 5,059               (271)              (4,933)           -                 -
------------------- ----------------    ---------------- -----------------   ----------------- ----------------

92,887              68,373              (127,357)        68,019              91,796            30,482
------------------- ----------------    ---------------- -----------------   ----------------- ----------------


350,817             133,963             (56,870)         60,429              100,923           32,765


1,146,392           1,012,429           1,043,885        983,456             68,382            35,617
------------------- ----------------    ---------------- -----------------   ----------------- ----------------

 $                   $                   $                $                   $                $
1,497,209           1,146,392           987,015          1,043,885           169,305           68,382
=================== ================    ================ =================   ================= ================

                        Principal Life Insurance Company
                         Variable Life Separate Account

                 Statements of Changes in Net Assets (continued)

                      For the Year Ended December 31, 2006 and 2005, Except as Noted

                                                                                       Dreyfus
                                                                                       Socially
                                                                                      Responsible
                                                                                        Growth
                                                                                    Service Shares
                                                                                       Division
                                                                           ---------------------------------
                                                                                2006             2005
                                                                           ---------------- ----------------
Increase (decrease) in net assets
Operations:

  Net investment income (loss)                                             $                $
                                                                           -                -
  Total realized gains (losses) on investments
                                                                           1,220            274
  Change in net unrealized appreciation or depreciation of investments
                                                                           4,497            2,926
                                                                           ---------------- ----------------
Net increase (decrease) in net assets resulting from operations
                                                                           5,717            3,200

Policy related transactions:
  Net premium payments, less sales charges and applicable
    premium taxes
                                                                           45,990           67,584
  Contract terminations and surrenders
                                                                           -                -
  Death benefit payments
                                                                                  -         -
  Policy loan transfers
                                                                           -                -
  Transfers to other contracts

(44,122) (36,395)

  Cost of insurance and administration charges
                                                                           (1,359)          (1,016)
  Mortality and expenses charges
                                                                           (216)            (192)
  Surrender charges
                                                                           -                -
                                                                           ---------------- ----------------
Increase (decrease) in net assets from policy related transactions
                                                                           293              29,981
                                                                           ---------------- ----------------
Total increase (decrease)
                                                                           6,010            33,181

Net assets at beginning of period
                                                                           65,537           32,356
                                                                           ---------------- ----------------

Net assets at end of period                                                $                $
                                                                           71,547           65,537
                                                                           ================ ================
                                                                                            ----------------

 See accompanying notes.

                                                  Dreyfus VIF
            Dreyfus VIF                             Developing                          Dreyfus VIF
            Appreciation                              Leaders                           Quality Bond
           Service Shares                         Service Shares                       Service Shares
              Division                               Division                             Division
------------------------------------    ----------------------------------   ----------------------------------
       2006              2005                2006              2005                2006             2005
------------------- ----------------    ---------------- -----------------   ----------------- ----------------



 $                  $                   $                $                   $                  $
10,299              -                   4,403            -                   36,114              27,298

30,152              3,175               268,522          107,095             (13,716)          (498)

78,285              17,784              (193,866)                35,674                 6,466  (9,649)
------------------- ----------------    ---------------- -----------------   ----------------- ----------------

118,736             20,959              79,059           142,769                       28,864  17,151




1,163,223           697,192             5,628,959        2,014,954           1,654,031         1,524,959

(15,423)            (5,544)             (177,304)        (68,415)            (86,431)          -

-                   -                   -                -                   -                 -

4,123               (8,757)             (13,481)         (4,505)             (576,391)         150,521

(1,122,590)         (372,159)           (4,824,602)      (1,308,989)         (1,374,439)       (1,047,470)

(13,981)            (9,413)             (187,560)        (127,896)           (17,864)          (12,128)


(2,391)             (1,571)             (15,823)         (9,641)             (3,161)           (2,459)

(608)               (242)               (8,245)          (12,168)            (3,515)           -
------------------- ----------------    ---------------- -----------------   ----------------- ----------------

12,353              299,506             401,944          483,340             (407,770)         613,423
------------------- ----------------    ---------------- -----------------   ----------------- ----------------

131,089             320,465             481,003          626,109             (378,906)         630,574


691,788             371,323             2,653,033        2,026,924           1,219,521         588,947
------------------- ----------------    ---------------- -----------------   ----------------- ----------------
 $                   $                   $                $                   $                 $
822,877             691,788             3,134,036        2,653,033           840,615           1,219,521
=================== ================    ================ =================   ================= ================

                        Principal Life Insurance Company
                         Variable Life Separate Account

                 Statements of Changes in Net Assets (continued)

         For the Year Ended December 31, 2006 and 2005, Except as Noted




                                                                                        Equity
                                                                                        Growth
                                                                                       Division
                                                                           ---------------------------------
                                                                                2006             2005
                                                                           ---------------- ----------------
Increase (decrease) in net assets
Operations:

  Net investment income (loss)                                             $                $
                                                                           338              (457)
  Total realized gains (losses) on investments
                                                                           62,685           (346,676)
  Change in net unrealized appreciation or depreciation of investments
                                                                           4,755,243        5,900,691
                                                                           ---------------- ----------------
Net increase (decrease) in net assets resulting from operations
                                                                           4,818,266        5,553,558

Policy related transactions:
  Net premium payments, less sales charges and applicable
    premium taxes
                                                                           22,257,953       21,299,484
  Contract terminations and surrenders
                                                                           (4,024,590)      (3,302,515)
  Death benefit payments
                                                                          (119,506)                (77,566)
  Policy loan transfers
                                                                          (887,220)             (937,874)
  Transfers to other contracts
                                                                          (12,995,541)          (10,536,892)
  Cost of insurance and administration charges
                                                                           (4,735,889)           (4,976,571)
  Mortality and expenses charges
                                                                          (774,010)             (685,915)
  Surrender charges
                                                                          (366,723)             (637,808)
                                                                           ---------------- ----------------
Increase (decrease) in net assets from policy related transactions
                                                                           (1,645,526)      144,343
                                                                           ---------------- ----------------
Total increase (decrease)
                                                                           3,172,740        5,697,901

Net assets at beginning of period
                                                                           79,039,533       73,341,632
                                                                           ---------------- ----------------
Net assets at end of period                                                 $                $
                                                                           82,212,273       79,039,533
                                                                           ================ ================
                                                                                            ----------------

 See accompanying notes.

                                                                                       Fidelity VIP
                                                   Fidelity VIP                        Equity-Income
               Equity                             Equity-Income                           Service
               Income                             Initial Class                           Class 2
              Division                               Division                             Division
------------------------------------    ----------------------------------   ----------------------------------
       2006              2005                2006              2005                2006             2005
------------------- ----------------    ---------------- -----------------   ----------------- ----------------



 $                  $                    $                $                   $                $
139,925             4,599               1,282,770        560,297             340,417           84,995


160,438             21,684              5,523,150        1,495,510           1,645,313         311,284


912,810             366,258             395,480          70,059                       122,478  75,909
------------------- ----------------    ---------------- -----------------   ----------------- ----------------

1,213,173           392,541             7,201,400        2,125,866                  2,108,208  472,188




3,365,247           2,704,563           18,627,281       24,548,256          20,081,724        10,005,370

(262,045)           (142,533)           (3,415,302)      (1,276,855)         (673,141)         (109,996)


(16,549)            (2,703)             (58,753)         (27,926)            (4,830)           -

(90,139)            (58,392)            (394,277)        (360,087)           (70,949)          (130,249)

(1,507,188)         (1,265,004)         (16,379,994)     (19,438,326)        (14,963,153)      (6,397,154)

(370,823)           (318,013)           (1,698,400)      (1,773,368)         (508,043)         (339,814)

(55,619)            (40,701)            (285,381)        (300,793)           (49,418)          (27,818)

(37,030)            (33,587)            (320,808)        (262,380)           (42,737)          (26,327)
------------------- ----------------    ---------------- -----------------   ----------------- ----------------

1,025,854           843,630             (3,925,634)      1,108,521           3,769,453         2,974,012
------------------- ----------------    ---------------- -----------------   ----------------- ----------------

2,239,027           1,236,171           3,275,766        3,234,387           5,877,661         3,446,200


5,376,926           4,140,755           37,805,723       34,571,336          8,403,913         4,957,713
------------------- ----------------    ---------------- -----------------   ----------------- ----------------
 $                   $                   $                $                   $                 $
7,615,953           5,376,926           41,081,489       37,805,723          14,281,574        8,403,913
=================== ================    ================ =================   ================= ================

                        Principal Life Insurance Company
                         Variable Life Separate Account

                 Statements of Changes in Net Assets (continued)

                      For the Year Ended December 31, 2006 and 2005, Except as Noted


                                                                                     Fidelity VIP
                                                                                        Growth
                                                                                        Service
                                                                                        Class 2
                                                                                       Division
                                                                           ---------------------------------
                                                                                2006             2005
                                                                           ---------------- ----------------
Increase (decrease) in net assets
Operations:

  Net investment income (loss)                                             $                $
                                                                           9,834            12,426
  Total realized gains (losses) on investments
                                                                           164,473          71,710
  Change in net unrealized appreciation or depreciation of investments
                                                                           225,787          232,771
                                                                           ---------------- ----------------
Net increase (decrease) in net assets resulting from operations
                                                                           400,094          316,907

Policy related transactions:
  Net premium payments, less sales charges and applicable
    premium taxes
                                                                           8,719,364        5,313,970
  Contract terminations and surrenders

(439,020) (283,660)
  Death benefit payments
                                                                           (3,658)          -
  Policy loan transfers

(28,419) 230,828
  Transfers to other contracts
                                                                           (7,262,751)      (3,950,999)
  Cost of insurance and administration charges
                                                                          (337,721)              (285,540)
  Mortality and expenses charges
                                                                          (42,812)               (29,129)
  Surrender charges
                                                                          (30,613)               (34,677)
                                                                           ---------------- ----------------
Increase (decrease) in net assets from policy related transactions
                                                                           574,370          960,793
                                                                           ---------------- ----------------
Total increase (decrease)
                                                                           974,464          1,277,700

Net assets at beginning of period
                                                                           5,911,363        4,633,663
                                                                           ---------------- ----------------
Net assets at end of period                                                 $                $
                                                                           6,885,827        5,911,363
                                                                           ================ ================
                                                                                            ----------------

 See accompanying notes.

                                                   Fidelity VIP                       Fidelity VIP II
           Fidelity VIP                            High Income                         Asset Manager
            High Income                              Service                              Service
           Initial Class                             Class 2                              Class 2
              Division                               Division                             Division
------------------------------------    ----------------------------------   ----------------------------------
       2006              2005                2006              2005                2006             2005
------------------- ----------------    ---------------- -----------------   ----------------- ----------------



 $                   $                   $                $                  $                 $
503,747             941,738             330,218          280,478             24,282            23,332

(77,886)            (45,241)            (19,003)         (3,016)                       3,212   (4,245)

269,702             (725,356)           57,462           (218,100)                     44,279  9,199
------------------- ----------------    ---------------- -----------------   ----------------- ----------------


695,563             171,141             368,677          59,362                        71,773  28,286




3,788,904           4,168,539           7,473,574        2,436,769           1,081,284         1,002,562

(757,112)           (255,869)           (18,727)         (55,483)            (8,809)           (558)


(9,287)             (13,394)            -                -                   -                 -

(44,911)            (23,739)            (195,123)        90,413              (2,497)           -

(3,062,054)         (3,385,700)         (5,660,554)      (1,203,169)         (835,971)         (925,108)

(324,619)           (340,916)           (81,876)         (50,406)            (19,188)          (15,094)

(55,066)            (57,568)            (11,628)         (6,045)             (3,349)           (2,730)

(65,557)            (47,763)            (2,790)          (1,995)             (363)             (24)
------------------- ----------------    ---------------- -----------------   ----------------- ----------------

(529,702)           43,590              1,502,876        1,210,084           211,107           59,048
------------------- ----------------    ---------------- -----------------   ----------------- ----------------

165,861             214,731             1,871,553        1,269,446           282,880           87,334


6,462,472           6,247,741           2,559,148        1,289,702           930,718           843,384
------------------- ----------------    ---------------- -----------------   ----------------- ----------------
 $                   $                   $                $                   $                 $
6,628,333           6,462,472           4,430,701        2,559,148           1,213,598         930,718
=================== ================    ================ =================   ================= ================

                        Principal Life Insurance Company
                         Variable Life Separate Account

                 Statements of Changes in Net Assets (continued)

                      For the Year Ended December 31, 2006 and 2005, Except as Noted



                                                                                    Fidelity VIP II
                                                                                      Contrafund
                                                                                     Initial Class
                                                                                       Division
                                                                           ---------------------------------
                                                                                2006             2005
                                                                           ---------------- ----------------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)                                              $                $
                                                                           1,099,496        206,806
  Total realized gains (losses) on investments
                                                                           9,093,005        1,018,871
  Change in net unrealized appreciation or depreciation of investments
                                                                           (720,103)        10,675,396
                                                                           ---------------- ----------------
Net increase (decrease) in net assets resulting from operations
                                                                           9,472,398        11,901,073

Policy related transactions:
  Net premium payments, less sales charges and applicable
    premium taxes
                                                                           29,487,456       29,035,649
  Contract terminations and surrenders
                                                                           (5,526,907)      (3,646,467)
  Death benefit payments

(108,962) (44,155)
  Policy loan transfers
                                                                           (850,940)        (1,069,762)
  Transfers to other contracts
                                                                          (20,424,074)      (17,499,962)
  Cost of insurance and administration charges
                                                                           (3,772,965)      (3,776,664)
  Mortality and expenses charges
                                                                          (638,860)             (589,828)
  Surrender charges
                                                                          (510,412)            (691,682)
                                                                           ---------------- ----------------
Increase (decrease) in net assets from policy related transactions
                                                                           (2,345,664)      1,717,129
                                                                           ---------------- ----------------
Total increase (decrease)
                                                                           7,126,734        13,618,202

Net assets at beginning of period
                                                                           82,290,966       68,672,764
                                                                           ---------------- ----------------
Net assets at end of period                                                 $                $
                                                                           89,417,700       82,290,966
                                                                           ================ ================

 See accompanying notes.

          Fidelity VIP II                        Fidelity VIP III                        Franklin
             Contrafund                              Mid Cap                               Income
              Service                                Service                             Securities
              Class 2                                Class 2                              Class 2
              Division                               Division                             Division
------------------------------------    ----------------------------------   ----------------------------------
       2006              2005                2006              2005                2006             2005
------------------- ----------------    ---------------- -----------------   ----------------- ----------------



 $                   $                  $                $                    $                 $
209,098                     6,630       23,459           -                   133,964           113,514

2,560,685           101,990             1,996,999        204,202             141,955                  24,893

(643,194)           1,259,370           (397,267)        1,274,447                    480,519  (96,004)
------------------- ----------------    ---------------- -----------------   ----------------- ----------------

2,126,589           1,367,990           1,623,191        1,478,649                    756,438  42,403




51,536,481          13,807,160          37,727,832       12,362,632          13,921,225        9,121,138

(162,706)           (163,105)           (761,509)        (123,520)           (167,371)         (26,118)

(4,389)             (115,092)           (158)            -                   -                 -

(544,639)           (122,835)           (760,858)        398,977             (1,777,419)       1,212,892

(39,506,534)        (6,553,982)         (31,983,200)     (7,137,902)         (11,780,585)      (6,756,304)

(754,528)           (367,654)           (423,492)        (230,059)           (80,117)          (45,270)

(75,306)            (28,680)            (54,854)         (25,927)            (14,624)          (9,512)

(36,817)            (14,399)            (29,794)         (10,557)            3,029                1,858
------------------- ----------------    ---------------- -----------------   ----------------- ----------------

10,451,562          6,441,413           3,713,967        5,233,644           104,138           3,498,684
------------------- ----------------    ---------------- -----------------   ----------------- ----------------

12,578,151          7,809,403           5,337,158        6,712,293           860,576           3,541,087


12,302,459          4,493,056           11,343,950       4,631,657           4,771,832         1,230,745
------------------- ----------------    ---------------- -----------------   ----------------- ----------------
 $                   $                   $                $                   $                 $
24,880,610          12,302,459          16,681,108       11,343,950          5,632,408         4,771,832
=================== ================    ================ =================   ================= ================

                        Principal Life Insurance Company
                         Variable Life Separate Account

                 Statements of Changes in Net Assets (continued)

                      For the Year Ended December 31, 2006 and 2005, Except as Noted

                                                                                       Franklin
                                                                                        Mutual
                                                                                       Discovery
                                                                                      Securities
                                                                                        Class 2
                                                                                       Division
                                                                           ---------------------------------
                                                                                2006             2005
                                                                           ---------------- ----------------
Increase (decrease) in net assets
Operations:

  Net investment income (loss)                                             $                 $
                                                                           38,439               22,762
  Total realized gains (losses) on investments
                                                                           383,371          64,799
  Change in net unrealized appreciation or depreciation of investments
                                                                           425,566          231,832
                                                                           ---------------- ----------------
Net increase (decrease) in net assets resulting from operations
                                                                           847,376          319,393

Policy related transactions:
  Net premium payments, less sales charges and applicable
    premium taxes
                                                                           12,797,708       5,175,314
  Contract terminations and surrenders
                                                                          (173,608)             (70,707)
  Death benefit payments
                                                                           -                -
  Policy loan transfers
                                                                          (744,703)              358,120
  Transfers to other contracts
                                                                           (10,341,945)     (3,552,583)
  Cost of insurance and administration charges
                                                                          (68,208)              (29,679)
  Mortality and expenses charges
                                                                          (12,070)              (5,326)

  Surrender charges
                                                                           3,537            3,867
                                                                           ---------------- ----------------
Increase (decrease) in net assets from policy related transactions
                                                                           1,460,711        1,879,006
                                                                           ---------------- ----------------
Total increase (decrease)
                                                                           2,308,087        2,198,399

Net assets at beginning of period
                                                                           3,082,155        883,756
                                                                           ---------------- ----------------
Net assets at end of period                                                 $                $
                                                                           5,390,242        3,082,155
                                                                           ================ ================

 See accompanying notes.

                                                     Franklin                             Franklin
             Franklin                                 Rising                             Small Cap
               Mutual                               Dividends                               Value
               Shares                               Securities                           Securities
              Class 2                                Class 2                              Class 2
              Division                               Division                             Division
------------------------------------    ----------------------------------   ----------------------------------
       2006              2005                2006              2005                2006             2005
------------------- ----------------    ---------------- -----------------   ----------------- ----------------
 $                  $                   $                $                   $                 $
42,856              15,610              29,352           26,378              21,545            16,173

190,037             52,438              117,251          80,121              275,252           62,883

311,571             108,640             300,810          (8,667)                      187,325  114,062
------------------- ----------------    ---------------- -----------------   ----------------- ----------------

544,464             176,688             447,413          97,832                       484,122  193,118




8,236,369           1,303,042           5,606,398        3,725,385           8,947,027         3,069,128

(103,097)           (18,605)            (50,309)         (43,742)            (69,168)          (38,034)


-                   -                   -                -                   -                 -

3,930               (6,466)             (15,102)         366,579             (14,894)          -

(6,263,931)         (930,923)           (5,291,815)      (3,456,315)         (7,198,486)       (2,299,305)

(54,393)            (28,559)            (46,964)         (37,505)            (54,613)          (32,397)

(9,216)             (4,795)             (8,362)          (7,879)             (9,611)           (6,564)

(619)               746                 (1,865)          (125)                    (2,847)      1,952
------------------- ----------------    ---------------- -----------------   ----------------- ----------------

1,809,043           314,440             191,981          546,398             1,597,408         694,780
------------------- ----------------    ---------------- -----------------   ----------------- ----------------

2,353,507           491,128               639,394        644,230             2,081,530         887,898


1,825,238           1,334,110           2,807,517        2,163,287           2,469,937         1,582,039
------------------- ----------------    ---------------- -----------------   ----------------- ----------------
 $                   $                   $                $                   $                 $
4,178,745           1,825,238           3,446,911        2,807,517           4,551,467         2,469,937
=================== ================    ================ =================   ================= ================

                        Principal Life Insurance Company
                         Variable Life Separate Account

                 Statements of Changes in Net Assets (continued)

                      For the Year Ended December 31, 2006 and 2005, Except as Noted
                                                                                       Franklin
                                                                                       Templeton
                                                                                      Developing
                                                                                        Markets
                                                                                      Securities
                                                                                        Class 2
                                                                                     Division (1)
                                                                           ---------------------------------
                                                                                 2006             2005
                                                                           ----------------- ---------------
Increase (decrease) in net assets
Operations:

  Net investment income (loss)                                             $                     $        -
                                                                           6,612
  Total realized gains (losses) on investments
                                                                           7,772             -
  Change in net unrealized appreciation or depreciation of investments
                                                                           108,174           51
                                                                           ----------------- ---------------
Net increase (decrease) in net assets resulting from operations
                                                                           122,558           51

Policy related transactions:
  Net premium payments, less sales charges and applicable
    premium taxes
                                                                           1,301,274         62,457
  Contract terminations and surrenders
                                                                           -                 -
  Death benefit payments
                                                                           -                 -
  Policy loan transfers
                                                                           (17,803)          -
  Transfers to other contracts
                                                                           (573,734)         -
  Cost of insurance and administration charges
                                                                           (5,141)                  -
  Mortality and expenses charges
                                                                           (954)             -
  Surrender charges
                                                                           -                 -
                                                                           ----------------- ---------------
Increase (decrease) in net assets from policy related transactions
                                                                           703,642           62,457
                                                                           ----------------- ---------------
Total increase (decrease)
                                                                           826,200           62,508

Net assets at beginning of period
                                                                           62,508            -
                                                                           ----------------- ---------------

Net assets at end of period                                                 $                $
                                                                           888,708           62,508
                                                                           ================= ===============

(1)   Commenced operation November 21, 2005.
(2) Represented the operations of Goldman Sachs VIT CORE Small Cap Equity Service Class I Division until May 1, 2006 name change.

 See accompanying notes.

           Goldman Sachs
            Structured                            Government &
             Small Cap                                 High
           Equity Service                            Quality
              Class I                                  Bond                                Growth
          Division (1)(2)                            Division                             Division
------------------------------------    ----------------------------------   ----------------------------------
       2006              2005                2006              2005                2006             2005
------------------- ----------------    ---------------- -----------------   ----------------- ----------------



 $                  $                    $                $                  $                  $
            1,832   -                   1,213,609        1,203,919           62,163            139,109

21,666              -                   (170,185)        (82,626)            (64,598)          (270,359)

(3,820)             (1,221)             201,680          (537,498)                  2,325,356  2,570,474
------------------- ----------------    ---------------- -----------------   ----------------- ----------------

19,678              (1,221)             1,245,104        583,795                    2,322,921  2,439,224




873,125             62,355              25,785,434       23,000,655          6,959,343         6,020,987

-                   -                   (1,571,343)      (1,174,770)         (1,165,952)       (843,168)

-                   -                   (34,791)         (115,061)           (44,150)          (32,126)

-                   -                   (173,943)        (54,470)            (331,737)         (422,736)

(630,979)           -                   (23,757,984)     (18,155,539)        (2,955,267)       (2,211,044)

(2,511)             -                   (1,839,329)      (1,933,026)         (1,495,245)       (1,519,228)

(451)               -                   (278,019)        (251,738)           (248,808)         (203,052)

-                   -                   (159,591)        (269,012)           (103,769)         (153,986)
------------------- ----------------    ---------------- -----------------   ----------------- ----------------

239,184             62,355              (2,029,566)      1,047,039           614,415           635,647
------------------- ----------------    ---------------- -----------------   ----------------- ----------------

258,862             61,134              (784,462)        1,630,834           2,937,336         3,074,871


61,134              -                   29,296,968       27,666,134          23,025,255        19,950,384
------------------- ----------------    ---------------- -----------------   ----------------- ----------------

 $                  $                    $                $                   $                 $
319,996             61,134              28,512,506       29,296,968          25,962,591        23,025,255
=================== ================    ================ =================   ================= ================
-------------------                                                                            ----------------

                        Principal Life Insurance Company
                         Variable Life Separate Account

                 Statements of Changes in Net Assets (continued)

                      For the Year Ended December 31, 2006 and 2005, Except as Noted



                                                                                     International
                                                                                       Emerging
                                                                                        Markets
                                                                                       Division
                                                                           ---------------------------------
                                                                                2006             2005
                                                                           ---------------- ----------------
Increase (decrease) in net assets
Operations:

  Net investment income (loss)                                             $                $
                                                                           (1,219)          82,051
  Total realized gains (losses) on investments
                                                                           725,837          1,404,140
  Change in net unrealized appreciation or depreciation of investments
                                                                           3,411,322        300,247
                                                                           ---------------- ----------------
Net increase (decrease) in net assets resulting from operations
                                                                           4,135,940        1,786,438

Policy related transactions:
  Net premium payments, less sales charges and applicable
    premium taxes
                                                                           12,037,497       8,866,493
  Contract terminations and surrenders

(609,049) (130,148)
  Death benefit payments
                                                                           (5,056)          (155)
  Policy loan transfers

(192,858) (114,069)
  Transfers to other contracts
                                                                           (6,513,934)      (4,107,496)
  Cost of insurance and administration charges
                                                                          (791,357)              (352,710)

  Mortality and expenses charges
                                                                          (94,565)               (37,804)
  Surrender charges
                                                                          (84,571)               (45,828)
                                                                           ---------------- ----------------
Increase (decrease) in net assets from policy related transactions
                                                                           3,746,107        4,078,283
                                                                           ---------------- ----------------
Total increase (decrease)
                                                                           7,882,047        5,864,721

Net assets at beginning of period
                                                                           8,965,799        3,101,078
                                                                           ---------------- ----------------
Net assets at end of period                                                 $                $
                                                                           16,847,846       8,965,799
                                                                           ================ ================
                                                                                            ----------------

 See accompanying notes.

                                                      Janus                                Janus
                                                      Aspen                                Aspen
           International                             Balanced                          Flexible Bond
              SmallCap                            Service Shares                       Service Shares
              Division                               Division                             Division
------------------------------------    ----------------------------------   ----------------------------------
       2006              2005                2006              2005                2006             2005
------------------- ----------------    ---------------- -----------------   ----------------- ----------------



 $                   $                  $                $                    $                 $
253,462             159,361             7,420            1,642               118,526           143,164

10,235,292          1,262,306           2,516            1,302               (95,276)                52,105

2,520,542           7,404,295           22,519           3,326                         85,783  (151,250)
------------------- ----------------    ---------------- -----------------   ----------------- ----------------

13,009,296          8,825,962           32,455                  6,270                 109,033  44,019




48,799,935          26,919,278          884,639          64,213              4,727,354         2,062,310

(3,268,708)         (918,212)           (27,478)         -                   (634,616)         (66,015)


(29,628)            (75,478)            -                -                   -                 -

(1,271,680)         (201,903)           -                -                   (15,669)          -

(40,475,777)        (16,715,840)        (568,079)        (33,770)            (3,834,584)       (1,411,433)

(1,901,332)         (1,512,881)         (5,378)          (1,334)             (70,290)          (63,481)

(281,240)           (219,383)           (1,013)          (193)               (13,298)          (8,344)

(295,195)           (194,503)           (1,131)              -               7,310             (1,426)
------------------- ----------------    ---------------- -----------------   ----------------- ----------------

1,276,375           7,081,078           281,560          28,916              166,207           511,611
------------------- ----------------    ---------------- -----------------   ----------------- ----------------

14,285,671          15,907,040          314,015          35,186              275,240           555,630


41,268,101          25,361,061          82,536           47,350              2,984,962         2,429,332
------------------- ----------------    ---------------- -----------------   ----------------- ----------------

 $                   $                   $               $                    $                 $
55,553,772          41,268,101          396,551          82,536              3,260,202         2,984,962
=================== ================    ================ =================   ================= ================

                        Principal Life Insurance Company
                         Variable Life Separate Account

                 Statements of Changes in Net Assets (continued)

                      For the Year Ended December 31, 2006 and 2005, Except as Noted

                                                                                         Janus
                                                                                         Aspen
                                                                                      Fundamental
                                                                                        Equity
                                                                                    Service Shares
                                                                                     Division (1)
                                                                           ---------------- ----------------
                                                                                2006             2005
                                                                           ---------------- ----------------
Increase (decrease) in net assets
Operations:

  Net investment income (loss)                                             $                $
                                                                           1,407            107
  Total realized gains (losses) on investments
                                                                           92,449           30,009

  Change in net unrealized appreciation or depreciation of investments
                                                                           53,019           88,016
                                                                           ---------------- ----------------
Net increase (decrease) in net assets resulting from operations
                                                                           146,875          118,132

Policy related transactions:
  Net premium payments, less sales charges and applicable
    premium taxes
                                                                           4,451,891        1,176,624
  Contract terminations and surrenders

(78,994) (33,331)
  Death benefit payments
                                                                           -                -
  Policy loan transfers
                                                                           (2,426)          (741)
  Transfers to other contracts
                                                                           (3,702,674)      (577,675)
  Cost of insurance and administration charges

(25,067) (12,185)
  Mortality and expenses charges
                                                                           (4,611)          (2,021)
  Surrender charges
                                                                           (301)            1,888
                                                                           ---------------- ----------------
Increase (decrease) in net assets from policy related transactions
                                                                           637,818          552,559
                                                                           ---------------- ----------------
Total increase (decrease)
                                                                           784,693          670,691

Net assets at beginning of period
                                                                           1,049,412        378,721
                                                                           ---------------- ----------------
Net assets at end of period                                                 $                $
                                                                           1,834,105        1,049,412
                                                                           ================ ================

(1) Represented the operations of Janus Aspen Core Equity Service Share Division until November 21, 2006 name change.

 See accompanying notes.

               Janus                                  Janus                                Janus
               Aspen                                  Aspen                                Aspen
           International                             Mid Cap                             Worldwide
               Growth                                 Growth                               Growth
           Service Shares                         Service Shares                       Service Shares
              Division                               Division                             Division
------------------------------------    ----------------------------------   ----------------------------------
       2006              2005                2006              2005                2006             2005
------------------- ----------------    ---------------- -----------------   ----------------- ----------------



$                   $                   $                 $                  $                 $
7,627               136                 (97)                   (68)          10,465            6,095

11,198              6                   280,126          100,403             16,046            2,809


103,986             1,193               206,376          295,151                       91,648  20,661
------------------- ----------------    ---------------- -----------------   ----------------- ----------------

122,811             1,335               486,405          395,486                      118,159  29,565




1,297,481           36,444              3,806,669        3,372,373           862,587           592,014

(48,236)             -                  (235,387)        (109,953)           (10,568)          (4,570)


-                   -                   (7,880)          -                   -                 -

-                   -                   (60,445)         (29,949)            (1,358)           -

(614,730)           (2)                 (3,523,281)      (2,459,245)         (740,027)         (452,371)

(4,157)             (90)                (196,737)        (194,923)           (10,642)          (7,704)

             (747)  (9)                 (32,611)         (25,790)            (1,899)           (1,509)

1,184               -                   (25,067)         (31,324)            (435)             (200)
------------------- ----------------    ---------------- -----------------   ----------------- ----------------

630,795             36,343              (274,739)        521,189             97,658            125,660
------------------- ----------------    ---------------- -----------------   ----------------- ----------------

753,606               37,678            211,666          916,675             215,817           155,225



37,678              -                   3,774,002        2,857,327           561,559           406,334
------------------- ----------------    ---------------- -----------------   ----------------- ----------------

 $                  $                    $                $                   $                 $
791,284             37,678              3,985,668        3,774,002           777,376           561,559
=================== ================    ================ =================   ================= ================

                        Principal Life Insurance Company
                         Variable Life Separate Account

                 Statements of Changes in Net Assets (continued)

                      For the Year Ended December 31, 2006 and 2005, Except as Noted




                                                                                       JP Morgan
                                                                                         Bond
                                                                                       Division
                                                                           ---------------------------------
                                                                                2006             2005
                                                                           ---------------- ----------------
Increase (decrease) in net assets
Operations:

  Net investment income (loss)                                             $                $
                                                                           38,911           18,104
  Total realized gains (losses) on investments
                                                                          (11,259)           4,986

  Change in net unrealized appreciation or depreciation of investments
                                                                           24,346           (9,047)
                                                                           ---------------- ----------------
Net increase (decrease) in net assets resulting from operations
                                                                           51,998           14,043

Policy related transactions:
  Net premium payments, less sales charges and applicable
    premium taxes
                                                                           3,721,465        1,056,833
  Contract terminations and surrenders

(36,488) (62,619)
  Death benefit payments
                                                                           -                -
  Policy loan transfers
                                                                                     -      -
  Transfers to other contracts
                                                                           (2,837,502)      (627,777)
  Cost of insurance and administration charges

(18,786) (6,369)

  Mortality and expenses charges
                                                                           (3,490)          (1,505)
  Surrender charges
                                                                           (3)              4,454
                                                                           ---------------- ----------------
Increase (decrease) in net assets from policy related transactions
                                                                           825,196          363,017
                                                                           ---------------- ----------------
Total increase (decrease)
                                                                           877,194          377,060

Net assets at beginning of period
                                                                           683,045          305,985
                                                                           ---------------- ----------------
Net assets at end of period                                                 $                $
                                                                           1,560,239        683,045
                                                                           ================ ================
                                                                                            ----------------

 See accompanying notes.

             JP Morgan                                                                    LargeCap
               Small                                 LargeCap                              Growth
              Company                                 Blend                                Equity
              Division                               Division                             Division
------------------------------------    ----------------------------------   ----------------------------------
       2006              2005                2006              2005                2006             2005
------------------- ----------------    ---------------- -----------------   ----------------- ----------------



$                   $                    $               $                   $                 $
-                   -                          52,536    428                 79                21,172

103,985             157,156             294,415          64,262              31,986            21,864

157,924             (97,353)            943,667          237,948                      483,476  462,907
------------------- ----------------    ---------------- -----------------   ----------------- ----------------

261,909             59,803              1,290,618        302,638                      515,541  505,943




5,662,776           1,650,947           6,413,646        5,363,777           4,695,097         4,310,525

(28,088)                  (18,190)      (194,545)        (189,703)           (244,986)         (43,080)

-                   -                   (790)            (404)               (207)             (24,658)

(16,137)            (898)               (92,255)         (76,533)            (19,696)          (7,792)

(4,914,948)         (951,258)           (3,345,620)      (2,228,834)         (1,007,034)       (727,743)

(34,137)            (17,643)            (607,371)        (473,279)           (372,400)         (271,357)

(5,954)                     (3,714)     (64,840)         (42,566)            (54,347)          (96,108)


(108)               (141)               (49,936)         (67,639)            (23,008)          (12,481)
------------------- ----------------    ---------------- -----------------   ----------------- ----------------

663,404             659,103             2,058,289        2,284,819           2,973,419               3,l27,306
------------------- ----------------    ---------------- -----------------   ----------------- ----------------

925,313             718,906             3,348,907        2,587,457           3,488,960         3,633,249


1,591,054           872,148             6,998,553        4,411,096           14,167,817        10,534,568
------------------- ----------------    ---------------- -----------------   ----------------- ----------------
 $                   $                   $                $                   $                 $
2,516,367           1,591,054           10,347,460       6,998,553           17,656,777        14,167,817
=================== ================    ================ =================   ================= ================

                        Principal Life Insurance Company
                         Variable Life Separate Account

                 Statements of Changes in Net Assets (continued)

                      For the Year Ended December 31, 2006 and 2005, Except as Noted



                                                                                       LargeCap
                                                                                         Stock
                                                                                         Index
                                                                                       Division
                                                                           ---------------------------------
                                                                                2006             2005
                                                                           ---------------- ----------------
Increase (decrease) in net assets
Operations:

  Net investment income (loss)                                              $               $
                                                                           497,234          7,138
  Total realized gains (losses) on investments
                                                                           603,040          170,244
  Change in net unrealized appreciation or depreciation of investments
                                                                           4,418,470        1,433,743
                                                                           ---------------- ----------------
Net increase (decrease) in net assets resulting from operations
                                                                           5,518,744        1,611,125

Policy related transactions:
  Net premium payments, less sales charges and applicable
    premium taxes
                                                                           11,544,236       16,779,021
  Contract terminations and surrenders
                                                                           (3,131,890)      (805,620)
  Death benefit payments

(44,071) (13,604)
  Policy loan transfers

(145,943) (164,767)
  Transfers to other contracts
                                                                           (6,209,232)      (9,379,426)
  Cost of insurance and administration charges
                                                                           (1,717,847)      (1,665,987)
  Mortality and expenses charges

(259,431) (293,969)
  Surrender charges

(337,007) (173,476)
                                                                           ---------------- ----------------
Increase (decrease) in net assets from policy related transactions

(301,185) 4,282,172
                                                                           ---------------- ----------------
Total increase (decrease)
                                                                           5,217,559        5,893,297

Net assets at beginning of period
                                                                           36,887,746       30,994,449
                                                                           ---------------- ----------------
Net assets at end of period                                                 $                $
                                                                           42,105,305       36,887,746
                                                                           ================ ================
                                                                                            ----------------

(1) Commenced operations November 21, 2005

 See accompanying notes.

                                                               MFS VIT                           MFS VIT
                                                               Emerging                          Global
                 LargeCap                                       Growth                           Equity
                   Value                                    Service Class                     Service Class
                 Division                                      Division                       Division (1)
-------------------------------------------    ----------------------------------------
                                                                                           --------------------
        2006                  2005                    2006                 2005                   2006
---------------------- --------------------    -------------------- -------------------    --------------------


                                                                                            $
 $                     $                       $                    $
116,734                361                     -                    -                      -

377,280                104,581                 14,200               3,967                  3,529

2,214,126              336,970                 5,098                13,940                               3,734
---------------------- --------------------    -------------------- -------------------    --------------------

2,708,140              441,912                 19,298               17,907                               7,263




17,355,244             6,935,420               790,028              130,085                571,091


(524,185)              (111,300)               (8,625)              (737)                  -

(1,032)                (2,942)                 -                    -                               -

(160,611)              (75,992)                (2,797)              -                      (25,554)

(9,954,445)            (2,972,836)             (646,875)            (72,580)               (408,351)

(742,923)              (557,209)               (5,070)              (2,891)                (449)

(85,588)               (57,612)                (868)                (524)                  (72)

(99,987)               (43,709)                (355)                          (32)         -
---------------------- --------------------    -------------------- -------------------    --------------------

5,786,473              3,113,820               125,438              53,321                 136,665
---------------------- --------------------    -------------------- -------------------    --------------------

8,494,613              3,555,732               144,736              71,228                 143,928



9,392,025              5,836,293               228,329              157,101                -
---------------------- --------------------    -------------------- -------------------    --------------------

 $                      $                      $                    $                      $
17,886,638             9,392,025               373,065              228,329                143,928
====================== ====================    ==================== ===================    ====================

                        Principal Life Insurance Company
                         Variable Life Separate Account

                 Statements of Changes in Net Assets (continued)

                      For the Year Ended December 31, 2006 and 2005, Except as Noted


                                                                                       MFS VIT
                                                                                        MidCap
                                                                                        Growth
                                                                                     Service Class
                                                                                       Division
                                                                           ---------------------------------
                                                                                2006             2005
                                                                           ---------------- ----------------
Increase (decrease) in net assets
Operations:

  Net investment income (loss)                                             $                $
                                                                           -                -
  Total realized gains (losses) on investments
                                                                           25,644           11,599
  Change in net unrealized appreciation or depreciation of investments
                                                                          (18,368)          8,699
                                                                           ---------------- ----------------
Net increase (decrease) in net assets resulting from operations
                                                                           7,276            20,298

Policy related transactions:
  Net premium payments, less sales charges and applicable
    premium taxes
                                                                           456,731          383,648
  Contract terminations and surrenders
                                                                          (23,866)          (601)
  Death benefit payments
                                                                           -                      -
  Policy loan transfers
                                                                           -                -
  Transfers to other contracts
                                                                          (395,046)          (332,274)
  Cost of insurance and administration charges
                                                                           (8,718)              (7,042)
  Mortality and expenses charges
                                                                           (1,544)          (1,474)
  Surrender charges
                                                                           (982)            (26)
                                                                           ---------------- ----------------
Increase (decrease) in net assets from policy related transactions
                                                                           26,575           42,231
                                                                           ---------------- ----------------
Total increase (decrease)
                                                                           33,851           62,529

Net assets at beginning of period
                                                                           488,333          425,804
                                                                           ---------------- ----------------
Net assets at end of period                                                 $                $
                                                                           522,184          488,333
                                                                           ================ ================
                                                                                            ----------------

 See accompanying notes.

              MFS VIT                                MFS VIT
           New Discovery                              Value
           Service Class                          Service Class                            MidCap
              Division                               Division                             Division
------------------------------------    ----------------------------------   ----------------------------------
       2006              2005                2006              2005                2006             2005
------------------- ----------------    ---------------- -----------------   ----------------- ----------------
 $                  $                   $                $                    $                 $
            -       -                   6,911            3,916               758,276           (110,928)

123,718             5,979               56,431           26,449              11,121,061        2,120,488

61,233              61,643              96,638           4,794                      (561,743)  4,719,312
------------------- ----------------    ---------------- -----------------   ----------------- ----------------


184,951             67,622              159,980          35,159                    11,317,594  6,728,872




2,189,872           1,030,687           2,988,104        962,368             42,629,939        37,482,653

(23,864)            (21,284)            (28,659)         (46,292)            (5,804,869)       (2,883,517)


-                   -                   -                -                   (136,717)         (114,341)

(2,022)             (2,240)             -                -                   (1,037,106)       (1,164,266)

(2,208,528)         (619,074)           (2,447,367)      (714,982)           (32,877,744)      (26,243,136)

(47,551)            (35,810)            (14,626)         (10,415)            (4,059,071)       (3,996,259)

(5,332)             (2,930)             (2,590)          (1,615)             (501,832)         (461,726)


(1,961)             13                  145              2,592               (498,454)         (503,962)
------------------- ----------------    ---------------- -----------------   ----------------- ----------------

(99,386)            349,362             495,007          191,656             (2,285,854)       2,115,446
------------------- ----------------    ---------------- -----------------   ----------------- ----------------


85,565              416,984             654,987          226,815             9,031,740         8,844,318


1,284,839           867,855             588,962          362,147             81,478,892        72,634,574
------------------- ----------------    ---------------- -----------------   ----------------- ----------------
 $                   $                   $                $                   $                 $
1,370,404           1,284,839           1,243,949        588,962             90,510,632        81,478,892
=================== ================    ================ =================   ================= ================

                        Principal Life Insurance Company
                         Variable Life Separate Account

                 Statements of Changes in Net Assets (continued)

                      For the Year Ended December 31, 2006 and 2005, Except as Noted




                                                                                        MidCap
                                                                                        Growth
                                                                                       Division
                                                                           ---------------------------------
                                                                                2006             2005
                                                                           ---------------- ----------------
Increase (decrease) in net assets
Operations:

  Net investment income (loss)                                             $                $
                                                                           (424)            (237)
  Total realized gains (losses) on investments
                                                                           878,786          227,470
  Change in net unrealized appreciation or depreciation of investments
                                                                           544,376          1,430,996
                                                                           ---------------- ----------------
Net increase (decrease) in net assets resulting from operations
                                                                           1,422,738        1,658,229

Policy related transactions:
  Net premium payments, less sales charges and applicable
    premium taxes
                                                                           9,851,209        7,915,912
  Contract terminations and surrenders
                                                                           (1,013,093)      (369,796)
  Death benefit payments
                                                                           (7,894)          (13,291)
  Policy loan transfers

(160,384) (117,783)
  Transfers to other contracts
                                                                           (6,502,785)      (4,564,858)
  Cost of insurance and administration charges
                                                                          (863,124)              (761,467)

  Mortality and expenses charges
                                                                          (120,600)              (96,497)
  Surrender charges
                                                                          (111,161)             (97,140)
                                                                           ---------------- ----------------
Increase (decrease) in net assets from policy related transactions
                                                                           1,072,168        1,895,080
                                                                           ---------------- ----------------
Total increase (decrease)
                                                                           2,494,906        3,553,309

Net assets at beginning of period
                                                                           14,572,237       11,018,928
                                                                           ---------------- ----------------
Net assets at end of period                                                 $                $
                                                                           17,067,143       14,572,237
                                                                           ================ ================

(1) Commenced operations November 21, 2005

 See accompanying notes.

                                                                                                Neuberger
                                                                                               Berman AMT
                  MidCap                                        Money                           Fasciano
                   Value                                        Market                           S Class
                         Division Division Division (1)
-------------------------------------------    ----------------------------------------
                                                                                           --------------------
        2006                  2005                    2006                 2005                   2006
---------------------- --------------------    -------------------- -------------------    --------------------



$                      $                        $                    $                     $
46,599                 (651)                   3,123,433            1,492,816              -

2,254,022              495,513                 -                    -                      646

246,224                1,063,946               -                    -                                    (369)
---------------------- --------------------    -------------------- -------------------    --------------------

2,546,845              1,558,808               3,123,433            1,492,816                              277




25,805,397             15,345,917              197,019,403          127,930,485            195,873

(1,501,776)            (355,986)               (11,990,659)         (4,186,937)            -

(7,217)                (40,441)                (214,255)              (60,872)             -

(151,280)              (153,162)               (2,296,466)          313,111                -

(20,150,216)           (9,400,426)             (163,955,840)        (104,764,639)          (117,831)

(1,020,745)            (820,321)               (4,649,883)          (4,655,514)            (185)

(133,313)              (101,831)               (638,478)            (479,647)              (37)

(154,232)              (80,272)                (985,725)                  (740,269)        -
---------------------- --------------------    -------------------- -------------------    --------------------

2,686,618              4,393,478               12,288,097           13,355,718             77,820
---------------------- --------------------    -------------------- -------------------    --------------------

5,233,463              5,952,286               15,411,530           14,848,534             78,097


17,532,283             11,579,997              65,436,734           50,588,200                    -
---------------------- --------------------    -------------------- -------------------    --------------------

 $                      $                       $                    $                     $
22,765,746             17,532,283              80,848,264           65,436,734             78,097
====================== ====================    ==================== ===================    ====================

                        Principal Life Insurance Company
                         Variable Life Separate Account

                 Statements of Changes in Net Assets (continued)

         For the Year Ended December 31, 2006 and 2005, Except as Noted


                                                                                       Neuberger
                                                                                      Berman AMT
                                                                                       Guardian
                                                                                        I Class
                                                                                       Division
                                                                           ---------------------------------
                                                                                2006             2005
                                                                           ---------------- ----------------
Increase (decrease) in net assets
Operations:

  Net investment income (loss)                                             $                $
                                                                           1,657            63
  Total realized gains (losses) on investments
                                                                           2,560            1,160
  Change in net unrealized appreciation or depreciation of investments
                                                                           25,079           4,608
                                                                           ---------------- ----------------
Net increase (decrease) in net assets resulting from operations
                                                                           29,296           5,831

Policy related transactions:
  Net premium payments, less sales charges and applicable
    premium taxes
                                                                           442,663          311,508
  Contract terminations and surrenders
                                                                           -                -
  Death benefit payments
                                                                           -                -
  Policy loan transfers
                                                                           (845)            -
  Transfers to other contracts

(379,354) (151,922)
  Cost of insurance and administration charges
                                                                           (2,265)          (422)
  Mortality and expenses charges
                                                                           (422)            (111)
  Surrender charges
                                                                           -                -
                                                                           ---------------- ----------------
Increase (decrease) in net assets from policy related transactions
                                                                           59,777           159,053
                                                                           ---------------- ----------------
Total increase (decrease)
                                                                           89,073           164,884

Net assets at beginning of period
                                                                           172,413              7,529
                                                                           ---------------- ----------------
Net assets at end of period                                                 $                $
                                                                           261,486          172,413
                                                                           ================ ================
                                                                                            ----------------

(1) Commenced operations November 21, 2005

 See accompanying notes.

      Neuberger                          Principal
     Berman AMT                           LifeTime                                   Principal
      Partners                            Strategic                                   LifeTime
       I Class                             Income                                       2010
     Divison (1)                          Division                                    Division
                          -----------------------------------------   -----------------------------------------
----------------------
        2006                     2006                 2005                   2006                 2005
----------------------    -------------------- --------------------   -------------------- --------------------



$                         $                    $                      $                    $
2,667                     33                   4                        88                 9

40,812                    529                  13                     2,397                107


(5,637)                   4,987                188                    43,009                             3,369
----------------------    -------------------- --------------------   -------------------- --------------------

37,842                    5,549                205                    45,494                             3,485



999,259                   293,507              8,210                  1,077,725            142,508


(64)                      (149)                -                      (3,878)              -

-                         -                    -                                     -     -

-                         -                    -                      -                    -

(422,455)                 (151,916)            -                      (464,572)            (1)

(2,882)                   (3,782)              (1,475)                          (30,504)   (8,538)

(521)                     (208)                (17)                   (1,696)              (341)

2                         (217)                -                      (5,641)              -
----------------------    -------------------- --------------------   -------------------- --------------------

573,339                   137,235              6,718                     571,434           133,628
----------------------    -------------------- --------------------   -------------------- --------------------

611,181                   142,784              6,923                  616,928              137,113



-                         6,923                -                      137,113              -
----------------------    -------------------- --------------------   -------------------- --------------------

 $                        $                    $                      $                    $
611,181                   149,707              6,923                  754,041              137,113
======================    ==================== ====================   ==================== ====================

                        Principal Life Insurance Company
                         Variable Life Separate Account

                 Statements of Changes in Net Assets (continued)

                      For the Year Ended December 31, 2006 and 2005, Except as Noted



                                                                                      Principal
                                                                                       LifeTime
                                                                                         2020
                                                                                       Division
                                                                           ---------------------------------
                                                                                2006             2005
                                                                           ---------------- ----------------
Increase (decrease) in net assets
Operations:

  Net investment income (loss)                                             $                $
                                                                           -                11
  Total realized gains (losses) on investments
                                                                           23,518           167
  Change in net unrealized appreciation or depreciation of investments
                                                                           207,381          12,788
                                                                           ---------------- ----------------
Net increase (decrease) in net assets resulting from operations

                                                                           230,899          12,966

Policy related transactions:
  Net premium payments, less sales charges and applicable
    premium taxes
                                                                           3,613,732        557,242
  Contract terminations and surrenders
                                                                                (1,207)     -
  Death benefit payments
                                                                           -                -
  Policy loan transfers
                                                                           -                -
  Transfers to other contracts
                                                                           (1,579,797)      (2,671)
  Cost of insurance and administration charges

(143,997) (29,309)
  Mortality and expenses charges
                                                                           (7,926)          (703)
  Surrender charges
                                                                           (1,755)          -
                                                                           ---------------- ----------------
Increase (decrease) in net assets from policy related transactions
                                                                           1,879,050        524,559
                                                                           ---------------- ----------------
Total increase (decrease)
                                                                           2,109,949        537,525

Net assets at beginning of period
                                                                           541,690          4,165
                                                                           ---------------- ----------------
Net assets at end of period                                                 $                $
                                                                           2,651,639        541,690
                                                                           ================ ================
                                                                                            ----------------


 See accompanying notes.

             Principal                              Principal                            Principal
              LifeTime                               LifeTime                             Lifetime
               2030                                   2040                                 2050
              Division                               Division                             Division
------------------------------------    ----------------------------------   ----------------------------------
    2006           2005                2006              2005                2006             2005
------------- ----------------    ---------------- -----------------    ---------------- ----------------



$             $                   $                $                    $                 $
216           273                 224              245                  120                       121

14,800        1,881               30,079           6,083                13,914           1,126


252,764       24,887              135,493          24,923                       144,297  13,563
------------- ----------------    ---------------- -----------------    ---------------- ----------------

267,780       27,041              165,796          31,251                       158,331  14,810




3,531,565     575,765             2,256,598        385,710              1,669,986        321,416

(10,730)      -                   (76,846)         (263)                (5,883)          -

-             -                   -                -                    -                -


(526)         -                   57,332           (54,443)             (25,255)         -

(929,835)     (9,040)             (542,838)        (676)                (306,800)        (3,320)

(275,425)     (66,859)            (199,730)        (53,617)             (138,349)        (34,289)

(12,924)      (2,170)             (9,904)          (2,071)              (6,847)          (1,030)

(10,728)      -                   (33,641)         (8,767)              (8,116)                      -
------------- ----------------    ---------------- -----------------    ---------------- ----------------

2,291,397     497,696             1,450,971        265,873              1,178,736        282,777
------------- ----------------    ---------------- -----------------    ---------------- ----------------

2,559,177     524,737             1,616,767        297,124              1,337,067        297,587


665,112       140,375             432,859          135,735              374,715          77,128
------------- ----------------    ---------------- -----------------    ---------------- ----------------
 $             $                   $                $                    $                $
3,224,289     665,112             2,049,626        432,859              1,711,782        374,715
============= ================    ================ =================    ================ ================

                        Principal Life Insurance Company
                         Variable Life Separate Account

                 Statements of Changes in Net Assets (continued)

                      For the Year Ended December 31, 2006 and 2005, Except as Noted


                                                                                      Putnam VT
                                                                                       Growth &
                                                                                        Income
                                                                                       Class IB
                                                                                       Division
                                                                           ---------------------------------
                                                                                2006             2005
                                                                           ---------------- ----------------
Increase (decrease) in net assets
Operations:

  Net investment income (loss)                                              $               $
                                                                                  11,869    3,051
  Total realized gains (losses) on investments
                                                                           20,337           3,748
  Change in net unrealized appreciation or depreciation of investments
                                                                           20,336           7,621
                                                                           ---------------- ----------------
Net increase (decrease) in net assets resulting from operations
                                                                           52,542           14,420

Policy related transactions:
  Net premium payments, less sales charges and applicable
    premium taxes
                                                                           1,166,837        265,382
  Contract terminations and surrenders

(65,422) (8,485)
  Death benefit payments
                                                                           -                -

  Policy loan transfers
                                                                           4,954            (8,069)
  Transfers to other contracts
                                                                           (1,103,705)      (139,616)
  Cost of insurance and administration charges
                                                                           (6,355)          (4,442)

  Mortality and expenses charges
                                                                           (1,034)          (727)
  Surrender charges
                                                                           361              (371)
                                                                           ---------------- ----------------
Increase (decrease) in net assets from policy related transactions
                                                                           (4,364)          103,672
                                                                           ---------------- ----------------
Total increase (decrease)
                                                                                 48,178     118,092

Net assets at beginning of period
                                                                           275,649          157,557
                                                                           ---------------- ----------------
Net assets at end of period                                                 $                $
                                                                           323,827          275,649
                                                                           ================ ================
                                                                                            ----------------

 See accompanying notes.

             Putnam VT
           International                            Putnam VT
               Equity                                Voyager                            Real Estate
              Class IB                               Class IB                           Securities
              Division                               Division                             Division
------------------------------------    ----------------------------------   ----------------------------------
       2006              2005                2006              2005                2006             2005
------------------- ----------------    ---------------- -----------------   ----------------- ----------------


                                         $
 $                  $                                     $                   $                $
15,986              24,092              31,456           190,828             772,994           6,472

142,485             76,258              (734,979)        (676,681)           5,045,756         1,485,223

539,880             144,599             2,181,261        2,097,374                 10,121,417  3,869,093
------------------- ----------------    ---------------- -----------------   ----------------- ----------------

698,351             244,949             1,477,738        1,611,521                 15,940,167  5,360,788




5,482,072           1,401,769           8,320,321        8,100,542           74,159,335        37,731,293

(170,160)           (79,634)            (2,170,742)      (1,285,071)         (3,655,224)       (1,076,474)

-                   (77,333)            (33,393)         (31,325)            (57,332)          (112,626)

(5,191)             -                   (330,595)        (292,328)           (318,553)         (404,510)

(4,455,457)         (809,999)           (5,404,851)      (4,569,620)         (60,706,619)      (28,805,783)

(50,454)            (34,382)            (1,829,339)      (2,034,701)         (2,105,853)       (1,685,801)

(8,717)             (5,905)             (310,200)        (276,832)           (311,569)         (241,048)

(2,340)             4,719               (205,926)        (275,048)           (304,317)         (237,953)
------------------- ----------------    ---------------- -----------------   ----------------- ----------------

789,753                 399,235         (1,964,725)      (664,383)           6,699,868         5,167,098
------------------- ----------------    ---------------- -----------------   ----------------- ----------------

1,488,104           644,184             (486,987)        947,138             22,640,035        10,527,886


2,132,436           1,488,252           29,774,678       28,827,540          40,748,770        30,220,884
------------------- ----------------    ---------------- -----------------   ----------------- ----------------
 $                   $                   $                $                   $                 $
3,620,540           2,132,436           29,287,691       29,774,678          63,388,805        40,748,770
=================== ================    ================ =================   ================= ================

                        Principal Life Insurance Company
                         Variable Life Separate Account

                 Statements of Changes in Net Assets (continued)

                      For the Year Ended December 31, 2006 and 2005, Except as Noted




                                                                                      Short-Term
                                                                                         Bond
                                                                                       Division
                                                                           ---------------------------------
                                                                                2006             2005
                                                                           ---------------- ----------------
Increase (decrease) in net assets
Operations:

  Net investment income (loss)                                             $                $
                                                                           59,476           33,022
  Total realized gains (losses) on investments
                                                                           (7,628)          (2,224)
  Change in net unrealized appreciation or depreciation of investments
                                                                           42,913           6,520
                                                                           ---------------- ----------------
Net increase (decrease) in net assets resulting from operations
                                                                           94,761                   37,318

Policy related transactions:
  Net premium payments, less sales charges and applicable
    premium taxes
                                                                           1,953,228        1,402,497
  Contract terminations and surrenders

(74,131) (16,243)
  Death benefit payments
                                                                           -                -
  Policy loan transfers

(116,513) (111,376)
  Transfers to other contracts
                                                                           (1,248,475)      (674,704)
  Cost of insurance and administration charges

(96,615) (81,088)
  Mortality and expenses charges

(11,656) (10,397)
  Surrender charges

(13,032) (3,630)
                                                                           ---------------- ----------------
Increase (decrease) in net assets from policy related transactions
                                                                           392,806          505,059
                                                                           ---------------- ----------------
Total increase (decrease)
                                                                           487,567          542,377

Net assets at beginning of period
                                                                           2,277,520        1,735,143
                                                                           ---------------- ----------------
Net assets at end of period                                                 $                $
                                                                           2,765,087        2,277,520
                                                                           ================ ================
                                                                                            ----------------

 See accompanying notes.

                                                    SmallCap                             SmallCap
             SmallCap                                Growth                                Value
              Division                               Division                             Division
------------------------------------    ----------------------------------   ----------------------------------
       2006              2005                2006              2005                2006             2005
------------------- ----------------    ---------------- -----------------   ----------------- ----------------



 $                  $                   $                $                    $                $
35,677              3,165               (314)            (134)               120,321           13,215

1,874,766           320,711             94,220           (193,579)           5,406,652         1,188,536

1,017,041           1,111,995           1,647,250        1,394,370                  1,212,552  921,162
------------------- ----------------    ---------------- -----------------   ----------------- ----------------

2,927,484           1,435,871           1,741,156        1,200,657                  6,739,525  2,122,913




9,486,514           8,229,507           12,148,087       8,407,234           50,752,107        34,108,215

(714,660)           (496,808)           (1,014,867)      (453,540)           (3,656,375)       (1,282,222)


(5,311)             (55,468)            (21,241)         (23,927)            (9,983)           (74,766)

(177,871)           (276,944)           (275,024)        (246,500)           (1,709,571)       679,736

(5,532,557)         (3,779,532)         (8,457,206)      (5,031,186)         (42,829,578)      (26,496,947)

(901,581)           (795,206)           (1,159,738)      (1,130,144)         (1,496,914)       (1,360,699)

(139,155)           (144,232)           (184,928)        (166,047)           (227,519)         (226,764)

(68,825)            (102,387)           (104,903)        (98,747)            (331,717)         (249,303)
------------------- ----------------    ---------------- -----------------   ----------------- ----------------

1,946,554           2,578,930           930,180          1,257,143           490,450           5,097,250
------------------- ----------------    ---------------- -----------------   ----------------- ----------------

4,874,038           4,014,801           2,671,336        2,457,800           7,229,975         7,220,163


22,303,955          18,289,154          19,371,981       16,914,181          36,123,883        28,903,720
------------------- ----------------    ---------------- -----------------   ----------------- ----------------
 $                   $                   $                $                   $                 $
27,177,993          22,303,955          22,043,317       19,371,981          43,353,858        36,123,883
=================== ================    ================ =================   ================= ================

                        Principal Life Insurance Company
                         Variable Life Separate Account

                 Statements of Changes in Net Assets (continued)

                        For the Year Ended December 31, 2006 and 2005, Except as Noted


                                                                                Summit
                                                                             Russell 2000       T. Rowe Price
                                                                              Small Cap            Equity
                                                                                Index             Income II
                                                                             Division (1)       Division (1)
                                                                            ---------------    ----------------
                                                                                 2006               2006
                                                                            ---------------    ----------------
Increase (decrease) in net assets
Operations:

  Net investment income (loss)                                               $                 $
                                                                                      121      220
  Total realized gains (losses) on investments
                                                                            4,521              756
  Change in net unrealized appreciation or depreciation of investments
                                                                            16,450              2,279
                                                                            ---------------    ----------------
Net increase (decrease) in net assets resulting from operations
                                                                            21,092             3,255

Policy related transactions:
  Net premium payments, less sales charges and applicable
    premium taxes
                                                                            601,329            29,809
  Contract terminations and surrenders
                                                                            -                  -
  Death benefit payments
                                                                            -                  -
  Policy loan transfers
                                                                            (951)              -
  Transfers to other contracts
                                                                            (347,977)          -
  Cost of insurance and administration charges
                                                                            (1,512)            (80)

  Mortality and expenses charges
                                                                            (270)              (16)
  Surrender charges
                                                                            -                  -
                                                                            ---------------    ----------------
Increase (decrease) in net assets from policy related transactions
                                                                            250,619            29,713
                                                                            ---------------    ----------------
Total increase (decrease)
                                                                            271,711            32,968

Net assets at beginning of period
                                                                            -                  -
                                                                            ---------------    ----------------

Net assets at end of period                                                  $                 $
                                                                            271,711            32,968
                                                                            ===============    ================

(1) Commenced operations November 21, 2005

 See accompanying notes.

                                                                                          Vanguard
              Vanguard                               Vanguard                               VIF
                VIF                                 VIF Equity                            Mid-Cap
              Balanced                                Index                                Index
              Division                               Division                             Division
------------------------------------    ----------------------------------   ----------------------------------
       2006              2005                2006              2005                2006             2005
------------------- ----------------    ---------------- -----------------   ----------------- ----------------



 $                  $                    $                $                  $                 $
225,683             94,785              214,069          128,827             66,744            25,287

495,538             105,196             1,102,733        358,650             450,086           61,941

776,080             142,321             710,276          (51,226)                     382,570  398,574
------------------- ----------------    ---------------- -----------------   ----------------- ----------------

1,497,301                342,302        2,027,078        436,251                      899,400  485,802




33,420,656          11,641,715          40,028,807       18,391,552          19,328,491        6,863,954

(1,293,179)         (39,599)            (532,253)        (181,173)           (392,104)         (66,138)

-                   -                            -       -                   -                 -

(26,732)            (9,735)             (41,045)         (25,440)            (486,579)         39,911

(27,321,883)        (8,077,883)         (35,375,981)     (15,091,269)        (15,733,608)      (4,152,818)

(180,253)           (76,308)            (207,914)        (110,302)           (133,173)         (60,808)

(31,908)            (13,393)            (37,466)         (23,855)            (23,661)          (10,110)
------------------- ----------------    ---------------- -----------------   ----------------- ----------------

21,516              (1,219)             (17,726)         4,119               5,385             (2)
------------------- ----------------    ---------------- -----------------   ----------------- ----------------

4,588,217           3,423,578           3,816,422        2,963,632           2,564,751         2,613,989

6,085,518           3,765,880           5,843,500        3,399,883           3,464,151         3,099,791

------------------- ----------------    ---------------- -----------------   ----------------- ----------------

6,888,094           3,122,214           10,056,611       6,656,728           5,046,271         1,946,480
=================== ================    ================ =================   ================= ================
                                        ----------------                                       ----------------
 $                   $                   $                $                   $                 $
12,973,612          6,888,094           15,900,111       10,056,611          8,510,422         5,046,271
                                        ----------------                                       ----------------

                        Principal Life Insurance Company
                         Variable Life Separate Account

                 Statements of Changes in Net Assets (continued)

                      For the Year Ended December 31, 2006 and 2005, Except as Noted


                                                                                     Wells Fargo
                                                                                     Advantage VT
                                                                                        Asset
                                                                                      Allocation
                                                                                       Division
                                                                           ---------------------------------
                                                                                2006             2005
                                                                           ---------------- ----------------
Increase (decrease) in net assets
Operations:

  Net investment income (loss)                                             $                $
                                                                           30,137           16,031
  Total realized gains (losses) on investments
                                                                           27,298           49,281

  Change in net unrealized appreciation or depreciation of investments
                                                                           90,185           (27,269)
                                                                           ---------------- ----------------
Net increase (decrease) in net assets resulting from operations
                                                                           147,620          38,043

Policy related transactions:
  Net premium payments, less sales charges and applicable
    premium taxes
                                                                           1,098,300        613,003
  Contract terminations and surrenders

(69,849) (7,700)
  Death benefit payments
                                                                           -                (2,402)

  Policy loan transfers
                                                                           4,078            (2,065)
  Transfers to other contracts

(544,927) (417,907)
  Cost of insurance and administration charges

(63,762) (48,013)
  Mortality and expenses charges
                                                                           (7,595)          (5,702)
  Surrender charges
                                                                           (7,121)          (7,079)
                                                                           ---------------- ----------------
Increase (decrease) in net assets from policy related transactions
                                                                           409,124          122,135
                                                                           ---------------- ----------------
Total increase (decrease)
                                                                           556,744          160,178

Net assets at beginning of period
                                                                           885,054          724,876
                                                                                            ----------------
                                                                           ----------------
Net assets at end of period                                                 $                $
                                                                           1,441,798        885,054
                                                                           ================ ================

 See accompanying notes.

                                                        Wells Fargo
            Wells Fargo                                Advantage VT
            Advantage VT                                  Large
              Equity                                     Company
              Income                                      Growth
              Division                                   Division
------------------------------------         ---------------------------------
       2006              2005                     2006             2005
------------------- ----------------         ---------------- ----------------



$                   $                        $                $
6,395               4,098                           -         1,004

13,978              4,807                    34,315           2,675

52,597              7,214                    (3,597)          50,435
------------------- ----------------         ---------------- ----------------

72,970              16,119                   30,718           54,114




212,950             206,363                  972,971          964,941


(5,852)             (4,197)                  (44,387)         (1,513)

(3,404)             -                        -                -

55                  387                      (195,502)        166,318

(77,692)            (44,202)                 (808,973)        (576,917)

(28,489)            (22,474)                 (23,596)         (19,734)

(2,852)             (1,999)                  (2,952)          (2,588)

(1,647)             (3,736)                  (3,577)          (1,554)
------------------- ----------------         ---------------- ----------------

93,069              130,142                  (106,016)        528,953
------------------- ----------------         ---------------- ----------------

166,039             146,261                  (75,298)         583,067


325,319             179,058                  863,258          280,191
------------------- ----------------         ---------------- ----------------
 $                   $                        $                $
491,358             325,319                  787,960          863,258
=================== ================         ================ ================

                        Principal Life Insurance Company
                         Variable Life Separate Account

                          Notes to Financial Statements

                                December 31, 2006


103
0611-0787462
1. Investment and Accounting Policies

Principal Life Insurance Company Variable Life Separate Account (the Separate Account) is a segregated investment account of Principal Life Insurance Company (Principal Life) and is registered under the Investment Company Act of 1940 as a unit investment trust, with no stated limitations on the number of authorized units. As directed by eligible contract holders, each division of the Separate Account invests exclusively in shares representing interests in a corresponding investment option. As of December 31, 2006, contract holder investment options include the following diversified open-end management investment companies:

     Principal Variable Contracts Fund, Inc. (1) Asset Allocation Account
        Balanced Account Bond Account Capital Value Account Diversified International Account Equity Growth Account Equity Income Account Government & High Quality Bond Account Growth Account International Emerging Markets Account (2) International SmallCap Account LargeCap Blend Account (2) LargeCap Growth Equity Account (4) LargeCap Stock Index Account LargeCap Value Account (2) MidCap Account MidCap Growth Account MidCap Value Account Money Market Account Principal LifeTime Strategic Income Account (5) Principal LifeTime 2010 Account (5) Principal LifeTime 2020 Account (5) Principal LifeTime 2030 Account (5) Principal LifeTime 2040 Account (5) Principal LifeTime 2050 Account(5) Real Estate Securities Account Short-Term Bond Account SmallCap Account SmallCap Growth Account SmallCap Value Account
     AIM V.I. Capital Appreciation Fund Series I (7) AIM V.I. Capital Appreciation Fund - Series II (7) AIM V.I. Core Equity Fund Series I AIM V.I. Core Equity Fund Series III (3) AIM V.I. Dynamics Fund Series I AIM V.I. Global Health Care Fund Series I AIM V.I. International Growth Fund Series I (2)

     AIM V.I. Mid Cap Core Equity Fund - Series II (6)
     AIM V.I. Small Cap Growth Fund Series I, formerly AIM Small Company Growth Series I until
              November 21, 2006 name change
     AIM V.I. Technology Fund Series I
     American Century Variable Portfolios, Inc.:
        VP Income and Growth Fund VP Ultra Fund (2) VP Income and Growth Fund - II (2) VP International Fund - II (2) VP Mid Cap Value - II (6) VP Ultra Fund - II VP Value Fund - II (2) VP Vista Fund - II (6)
     Dreyfus Investment Portfolios:
        Core Value Portfolio - Service Shares (2)
        Founders Discovery Portfolio - Initial Shares
        Founders Growth Portfolio - Initial Shares (2)
        Dreyfus Socially Responsible Growth Fund Inc. - Service (2)
     Dreyfus Variable Investment Fund:
        Appreciation Portfolio - Service Shares (2)
        Developing Leaders Portfolio - Service Shares
        Quality Bond Portfolio - Service Shares (2)
     Fidelity Variable Insurance Products Fund: Equity-Income Portfolio - IC
        Equity Income Portfolio - SC2 Growth Portfolio - SC2 (2) High Income Portfolio - IC High Income Portfolio - SC2 (2)
     Fidelity Variable Insurance Products Fund II:
        Asset Manager Portfolio - SC2 (2)
        Contrafund Portfolio - IC
        Contrafund Portfolio - SC2 (2)
     Fidelity Variable Insurance Products Fund III:
        Mid Cap Portfolio - SC2 (2)
     Franklin Templeton VIP Trust:
        Developing Markets Securities Fund - Class 2 (6) Income Securities Fund
        - Class 2 (2) Mutual Discovery Securities Fund - Class 2 (2) Mutual Shares Fund - Class 2 (2) Rising Dividends Securities Fund - Class 2 (2) Small Cap Value Securities Fund - Class 2 (2)
     Goldman Sachs Variable Insurance Trust:
        Structured Small Cap Equity Fund, formerly Goldman Sachs Variable
          Insurance Trust: CORE Small Cap Equity Fund - SCI, until May 1, 2006 name change (6)
     Janus Aspen Series Balanced Portfolio - Service Shares (2)
     Janus Aspen Series Fundamental Equity Portfolio - Service Shares,
           formerly Janus Aspen Series Core
        Equity Portfolio - Service Shares until November 21, 2006 name change

     Janus Aspen Series Flexible Bond Portfolio - Service Shares Janus Aspen Series International Growth Portfolio - Service Shares (2) Janus Aspen Series Mid Cap Growth Portfolio - Service Shares Janus Aspen Series Worldwide Growth Portfolio -
        Service Shares (2)
     JP Morgan Bond Portfolio Series Trust II (2) JP Morgan Small Company Portfolio Series Trust II (2) MFS Variable Insurance Trust:
        Emerging Growth Series - Service Class (2) Global Equity Series - Service Class (6) MidCap Growth Series - Service Class (2) New Discovery Series - Service Class (2) Value Series - Service Class (2)
     Neuberger Berman AMT Fasciano Portfolio - S Class (6 ) Neuberger Berman AMT Guardian Portfolio - I Class (2) Neuberger Berman AMT Partners Portfolio - I Class (6) Putnam Variable Trust:
        Growth and Income Fund - Class IB (2)
        International Equity Fund - Class IB
        Voyager Fund - Class IB
     Summit Mutual Funds:
        Russell 2000 Small Cap Index Portfolio (6)
     T. Rowe Price Equity Income Portfolio - II (6)
     Vanguard Variable Insurance Fund:
        Balanced Portfolio (2)
        Equity Index Portfolio (2)
        Mid-Cap Index Portfolio (2)
     Wells Fargo Advantage Variable Trust Funds:
        Asset Allocation Fund
        Equity Income Fund
        Large Company Growth Fund

     (1) Organized by Principal Life Insurance Company. (2) Commenced operations May 28, 2002. (3) Commenced operations February 22, 2003. (4) Commenced operations May 17, 2003. (5) Commenced operations August 23, 2004. (6) Commenced operations November 21, 2005. (7) Commenced operations April 28, 2006.
     Commencement of operations date is the date that the division became available to contractholders.

Investments are stated at the closing net asset values per share on December 31, 2006. The average cost method is used to determine realized gains and losses on investments. Dividends are taken into income on an accrual basis as of the ex-dividend date.

The Separate Account supports the following variable life insurance contracts of Principal Life: Benefit Variable Universal Life Contracts, Executive Variable Universal Life Contracts, Flex Variable Life Contracts, PrinFlex Life(R) Contracts, Survivorship Variable Universal Life Contracts, Variable Universal Life Accumulator Contracts, Variable Universal Life Accumulator II Contracts, and Variable Universal Life Income Contracts.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Separate Account's financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

2. Expenses and Related Party Transactions

Principal Life is compensated for the following expenses and charges:

Benefit Variable Universal Life Contracts - Principal Life assumes a risk that expenses incurred in issuing and administering a policy are greater than originally estimated. The expense charge is deducted at an annual rate of 0.40% of the net policy value to cover this risk. A cost of insurance charge, which is based on the Company's expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. In the first through fifth years, a sales charge of 6.50% of premiums paid is deducted from each payment on behalf of each participant. A tax charge of 2.2% for state and local taxes and 1.25% for federal taxes is deducted from each payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Executive Variable Universal Life Contracts - Principal Life assumes a risk that expenses incurred in issuing and administering a policy are greater than originally estimated. The expense charge is deducted at an annual rate of 0.30% of the net policy value to cover this risk. A cost of insurance charge, which is based on the Company's expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. In the first year, a sales charge of 4.50% of premiums paid is deducted from each payment on behalf of each participant. In years two through five, a sales charge of 7.0% of premiums paid is deducted from each payment on behalf of each participant. A tax charge of 2.2% for state and local taxes and 1.25% for federal taxes is deducted from each payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Flex Variable Life Contracts - Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a monthly reduction of the unit value equivalent to an annual rate of 0.75% of the asset value of each policy. An annual administration charge of $57 for each policy and a cost of insurance charge, which is based on the Company's expected future mortality experience, are deducted on a monthly basis through the redemption of units as compensation for administrative and insurance expenses, respectively. A sales charge of 5.0% and a tax charge of 2.0% are deducted from each payment made on behalf of each participant. The sales and tax charges are deducted from the payments by Principal Life prior to their transfer to the Separate Account. In addition, a surrender charge up to a maximum of 25% of the minimum first year premium may be imposed upon total surrender or termination of a policy for insufficient value.

PrinFlex Life(R) Contracts - Mortality and expense risks assumed by Principal Life are compensated for by a charge equivalent to an annual rate of 0.90% of the asset value of each policy. A monthly administration charge of $0.40 for each $1,000 of policy face amount will be deducted from policies in their first year. After the first policy year, the administration charge is $6 per month. A cost of insurance charge, which is based on the Company's expected future mortality experience, is also deducted as compensation for insurance charges. All charges are assessed through the redemption of units. A sales charge of 2.75% of premiums less than or equal to target premium and 0.75% of premiums in excess of target is deducted from each payment on behalf of each participant. A tax charge of 2.2% for state and local taxes and 1.25% for federal taxes is also deducted from each payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Survivorship Variable Universal Life Insurance Contracts - Mortality and expense risks assumed by Principal Life are compensated for by a charge equivalent to an annual rate of 0.80% of the asset value of each policy. A monthly administration charge of $8 is deducted from policies. There is an additional monthly administration charge in the first ten years (and ten years after an increase in the face amount) of $0.07 per $1,000 of face amount. The charge of $0.07 is increased by $0.005 per $1,000 for each insured classified as a smoker. A cost of insurance charge, which is based on the Company's expected future mortality experience, is also deducted as compensation for insurance charges. All charges are assessed through the redemption of units. A sales charge of 5.0% of premiums less than or equal to target premium and 2.0% of premiums in excess of target is deducted from each payment on behalf of each participant. A tax charge of 2.2% for state and local taxes and 1.25% for federal taxes is deducted from each payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Variable Universal Life Accumulator Contracts - Mortality and expense risks assumed by Principal Life are compensated for by a charge equivalent to an annual rate of 0.70% of the asset value of each policy. The current administrative charge is $25 per month during the first policy year. After the first policy year, the administrative charge is $10 per month. A cost of insurance charge, which is based on the Company's expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. A sales charge of 3.0% of premiums paid is deducted from each payment on behalf of each participant. A tax charge of 2.2% for state and local taxes and 1.25% for federal taxes is deducted from each payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Variable Universal Life Accumulator II Contracts - Mortality and expense risks assumed by Principal Life are compensated for by a charge equivalent to an annual rate of 0.70% of the asset value of each policy. The current monthly administrative charge is $25 per month during the first policy year. After the first policy year, the administrative charge is $10 per month. A cost of insurance charge, which is based on the Company's expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. A sales charge of 3.0% of premiums paid up to surrender target premium (1.25% of premiums in excess of target premium) is deducted from each payment on behalf of each participant. A tax charge of 2.0% for state and local taxes and 1.25% for federal taxes is deducted from each payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Variable Universal Life Income Contracts - Mortality and expense risks assumed by Principal Life are compensated for by a charge equivalent to an annual rate of 0.70% of the asset value of each policy. The current monthly administrative charge is $25 per month during the first policy year. After the first policy year, the administrative charge is $10 per month. A cost of insurance charge, which is based on the Company's expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. A sales charge of 3.0% of premiums paid is deducted from each payment on behalf of each participant. A tax charge of 2.0% for state and local taxes and 1.25% for federal taxes is deducted from each payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

During the year ended December 31, 2006, management fees were paid indirectly to Principal Management Corporation (wholly owned by Principal Financial Services, Inc.), an affiliate of Principal Life, in its capacity as advisor to Principal Variable Contracts Fund, Inc. Investment advisory and management fees are computed at the annual rate of 0.25% of the average daily net assets of the LargeCap Stock Index Account, 1.00% of the average daily net assets of the LargeCap Growth Equity Account, and 0.1225% of the average daily net assets of the Principal LifeTime Accounts.

The investment advisory and management fees for certain Accounts of the Principal Variable Contracts Fund, Inc. are based on an annual rate of the average daily net assets, which decreases by 0.05% for each $100 million increase in net asset value above the initial $100 million of net assets for each Account, with the final decrease in the annual rate occurring when net assets exceed $400 million. This rate structure applies to the Accounts in the following table, which discloses the fee range for each Account from the first $100 million of net asset value to net asset values of over $400 million.

                                           Account           Fee Range
     -------------------------------------------------------------------------
     -------------------------------------------------------------------------

     Bond, Government & High Quality Bond, Money Market,
        Short-Term Bond                                     0.50 - 0.30%
     Balanced, Equity Income                                0.60 - 0.40
     MidCap                                                 0.65 - 0.45
     Asset Allocation, Equity Growth                        0.80 - 0.60
     SmallCap                                               0.85 - 0.65
     MidCap Growth, Real Estate Securities                  0.90 - 0.70
     SmallCap Growth                                        1.00 - 0.80
     SmallCap Value                                         1.10 - 0.90
     International SmallCap                                 1.20 - 1.00


The investment advisory and management fees for certain Accounts of the Principal Variable Contracts Fund, Inc. are based on an annual rate of the average daily net assets, which decreases by 0.05% for each $250 million increase in net asset value above the initial $250 million of net assets for each Account, with the final decrease in the annual rate occurring when net assets exceed $1 billion. This rate structure applies to the Accounts in the following table, which discloses the fee range for each Account from the first $250 million of net asset value to net asset values of over $1 billion:

                   Account                              Fee Range
     --------------------------------------------------------------------
     --------------------------------------------------------------------

     Capital Value, Growth                             0.60 - 0.40%
     LargeCap Blend, LargeCap Value                    0.75 - 0.55
     Diversified International                         0.85 - 0.65
     MidCap Value                                      1.05 - 0.85
     International Emerging Markets                    1.25 - 1.05

3. Federal Income Taxes

The operations of the Separate Account are a part of the operations of Principal Life. Under current practice, no federal income taxes are allocated by Principal Life to the operations of the Separate Account.



4. Purchases and Sales of Investments

The aggregate cost of purchases and proceeds from sales of investments were as follows for the period ended December 31, 2006:

                                    Division                                   Purchases           Sales
     ----------------------------------------------------------------------------------------------------------

     AIM V.I. Capital Appreciation Series I Division:
        Benefit Variable Universal Life                                      $      892,860    $      369,252
        Executive Variable Universal Life                                         1,209,488           598,133
        PrinFlex Life(R)                                                            1,936,765           608,966
        Survivorship Variable Universal Life                                        137,540             2,637
        Variable Universal Life Accumulator                                         366,977            33,305

     AIM V.I. Capital Appreciation Series II Division:
        Variable Universal Life Accumulator II                                      426,178            50,211
        Variable Universal Life Income                                               50,044             7,951

     AIM V.I. Core Equity Series I Division:
        Benefit Variable Universal Life                                              46,571            22,496
        Executive Variable Universal Life                                           275,288            26,925
        Flex Variable Life                                                           59,306             6,370
        PrinFlex Life(R)                                                            6,049,839         2,979,874
        Survivorship Variable Universal Life                                        435,308            16,810
        Variable Universal Life Accumulator                                       1,192,466           297,063

     AIM V.I. Core Equity Series II Division:
        Variable Universal Life Accumulator II                                    2,297,208           252,315
        Variable Universal Life Income                                              744,667           102,910

     AIM V.I. Dynamics Series I Division:
        Benefit Variable Universal Life                                             123,488            64,481
        Executive Variable Universal Life                                         1,423,122         1,090,226
        PrinFlex Life(R)                                                              307,529           357,235
        Survivorship Variable Universal Life                                             -             56,498
        Variable Universal Life Accumulator                                          21,463            12,86

     AIM V.I. Global Health Care Series I Division:
        Benefit Variable Universal Life                                      $      825,710    $      816,465
        Executive Variable Universal Life                                         2,367,968         2,081,533
        Flex Variable Life                                                            6,081             8,770
        PrinFlex Life(R)                                                            1,579,076         1,847,952
        Survivorship Variable Universal Life                                         72,055            70,237
        Variable Universal Life Accumulator                                         297,117           300,445
        Variable Universal Life Accumulator II                                      264,736           263,603
        Variable Universal Life Income                                              137,960            17,791

     AIM V.I. International Growth Series I Division:
        Benefit Variable Universal Life                                           1,349,999         1,037,076
        Executive Variable Universal Life                                         9,635,482         8,111,063

     AIM V.I. Small Cap Growth Series I Division:
        Benefit Variable Universal Life                                             478,677           381,496
        Executive Variable Universal Life                                         3,575,086         3,165,129
        Flex Variable Life                                                            5,348             2,189
        PrinFlex Life(R)                                                              489,363           895,767
        Survivorship Variable Universal Life                                          7,602             2,543
        Variable Universal Life Accumulator                                          69,377            71,991

     AIM V.I. Technology Series I Division:
        Benefit Variable Universal Life                                             101,400           123,423
        Executive Variable Universal Life                                         3,862,854         3,181,730
        Flex Variable Life                                                            8,706            14,798
        PrinFlex Life(R)                                                              742,380         1,344,421
        Survivorship Variable Universal Life                                         44,915             3,136
        Variable Universal Life Accumulator                                          65,738           110,669

     American Century VP Income & Growth Division:
        Flex Variable Life                                                   $       22,536    $        4,600
        PrinFlex Life(R)                                                            1,697,884         2,038,275
        Survivorship Variable Universal Life                                         49,742             9,079
        Variable Universal Life Accumulator                                         257,647           230,371

     American Century VP Ultra Division:
        Flex Variable Life                                                            5,566               432
        PrinFlex Life(R)                                                              827,360           912,428
        Survivorship Variable Universal Life                                         55,086           125,588
        Variable Universal Life Accumulator                                         224,769           186,548

     American Century VP II Income & Growth Division:
        Benefit Variable Universal Life                                             133,640           222,641
        Executive Variable Universal Life                                         2,314,570         1,765,541
        Variable Universal Life Accumulator II                                      230,529            81,352
        Variable Universal Life Income                                              162,745            23,294

     American Century VP II International Division:
        Benefit Variable Universal Life                                              66,227            48,622
        Executive Variable Universal Life                                         1,750,917         1,513,538

     American Century VP II MidCap Value Division:
        Benefit Variable Universal Life                                              11,100               286
        Executive Variable Universal Life                                            48,903            31,012

     American Century VP II Ultra Division:
        Benefit Variable Universal Life                                             270,300           243,303
        Executive Variable Universal Life                                         2,301,163         1,891,621
        Variable Universal Life Accumulator II                                      316,256           157,574
        Variable Universal Life Income                                              108,809            46,690

     American Century VP II Value Division:
        Benefit Variable Universal Life                                      $    1,824,738    $    1,475,129
        Executive Variable Universal Life                                         7,680,314         6,294,052
        Flex Variable Life                                                            6,727             6,576
        PrinFlex Life(R)                                                            2,955,820         2,271,969
        Survivorship Variable Universal Life                                        471,873            79,293
        Variable Universal Life Accumulator                                         218,492            97,398
        Variable Universal Life Accumulator II                                      994,670           216,573
        Variable Universal Life Income                                              367,153            98,911

     American Century VP II Vista Division:
        Benefit Variable Universal Life                                               7,438             3,806

     Asset Allocation Division:
        Flex Variable Life                                                           66,836            53,736
        PrinFlex Life(R)                                                            5,458,260         5,807,392
        Survivorship Variable Universal Life                                        149,053            81,117
        Variable Universal Life Accumulator                                         326,220           307,193
        Variable Universal Life Accumulator II                                      323,238           105,236
        Variable Universal Life Income                                               73,813            11,674

     Balanced Division:
        Flex Variable Life                                                          363,982           506,014
        PrinFlex Life(R)                                                            5,995,221         6,569,028
        Survivorship Variable Universal Life                                         73,493            87,471
        Variable Universal Life Accumulator                                         312,833           202,413
        Variable Universal Life Accumulator II                                      411,723           120,713
        Variable Universal Life Income                                              149,393            29,883

     Bond Division:
        Benefit Variable Universal Life                                      $    1,768,821    $    1,563,793
        Executive Variable Universal Life                                        12,599,211         9,453,619
        Flex Variable Life                                                          271,334           390,373
        PrinFlex Life(R)                                                           12,525,930        12,200,431
        Survivorship Variable Universal Life                                        442,811           155,428
        Variable Universal Life Accumulator                                       1,021,483           740,668
        Variable Universal Life Accumulator II                                    2,062,262           836,632
        Variable Universal Life Income                                              951,080           240,353

     Capital Value Division:
        Benefit Variable Universal Life                                             132,613            53,956
        Executive Variable Universal Life                                         4,300,664         3,281,936
        Flex Variable Life                                                        1,212,130         1,226,175
        PrinFlex Life(R)                                                            8,881,262         8,229,450
        Survivorship Variable Universal Life                                        398,709           235,695
        Variable Universal Life Accumulator                                       5,281,806           796,400
        Variable Universal Life Accumulator II                                      839,746           310,381
        Variable Universal Life Income                                              293,125            68,620

     Diversified International Division:
        Benefit Variable Universal Life                                           2,175,537         1,555,989
        Executive Variable Universal Life                                        27,613,611        22,442,197
        Flex Variable Life                                                           95,973            38,612
        PrinFlex Life(R)                                                           20,791,178        18,853,029
        Survivorship Variable Universal Life                                        729,567           270,874
        Variable Universal Life Accumulator                                       3,225,501           949,841
        Variable Universal Life Accumulator II                                    2,977,546         1,207,545
        Variable Universal Life Income                                            1,829,764           448,723

    Dreyfus IP Core Value Service Shares Division:
        Benefit Variable Universal Life                                      $       14,912    $        6,964
        Executive Variable Universal Life                                         1,855,794         1,756,413

     Dreyfus IP Founders Discovery Initial Shares Division:
        Benefit Variable Universal Life                                              10,493             6,936
        Executive Variable Universal Life                                           220,678           391,398
        Flex Variable Life                                                            2,268             1,616
        PrinFlex Life(R)                                                              440,203           435,676
        Survivorship Variable Universal Life                                         15,648             3,072
        Variable Universal Life Accumulator                                          75,269            53,308

     Dreyfus IP Founders Growth Initial Shares Division:
        Benefit Variable Universal Life                                               7,541             3,100
        Executive Variable Universal Life                                           185,897            98,343

     Dreyfus Socially Responsible Growth Service Shares Division:
        Benefit Variable Universal Life                                               1,038             2,153
        Executive Variable Universal Life                                            44,952            43,544

     Dreyfus VIF Appreciation Service Shares Division:
        Benefit Variable Universal Life                                             411,948           389,547
        Executive Variable Universal Life                                           761,574           761,323

     Dreyfus VIF Developing Leaders Service Shares Division:
        Benefit Variable Universal Life                                             412,914           374,425
        Executive Variable Universal Life                                         4,356,059         4,498,261
        Flex Variable Life                                                          751,021           278,503
        PrinFlex Life(R)                                                              340,979            75,826

     Dreyfus VIF Quality Bond Service Shares Division:
        Benefit Variable Universal Life                                             369,179           330,111
        Executive Variable Universal Life                                         1,320,966         1,731,690

     Equity Growth Division:
        Benefit Variable Universal Life                                      $      649,973    $      617,098
        Executive Variable Universal Life                                         3,138,035         2,688,253
        Flex Variable Life                                                           30,715            24,202
        PrinFlex Life(R)                                                           15,675,388        18,762,499
        Survivorship Variable Universal Life                                        515,868           708,571
        Variable Universal Life Accumulator                                         540,998           497,907
        Variable Universal Life Accumulator II                                    1,091,870           465,303
        Variable Universal Life Income                                              616,023           140,225

     Equity Income Division:
        Flex Variable Life                                                           11,761             2,328
        PrinFlex Life(R)                                                            2,388,138         2,008,931
        Survivorship Variable Universal Life                                        126,712            53,729
        Variable Universal Life Accumulator                                         140,299           134,313
        Variable Universal Life Accumulator II                                      587,933           116,892
        Variable Universal Life Income                                              250,463            23,334

     Fidelity VIP Equity-Income Initial Class Division:
        Flex Variable Life                                                           52,234            19,905
        PrinFlex Life(R)                                                           22,599,886        20,346,345
        Survivorship Variable Universal Life                                        836,373         1,706,819
        Variable Universal Life Accumulator                                       1,077,736           481,174

     Fidelity VIP Equity-Income Service Class 2 Division:
        Benefit Variable Universal Life                                           2,456,478         2,110,702
        Executive Variable Universal Life                                        16,608,935        13,407,809
        Variable Universal Life Accumulator II                                    1,991,125           610,514
        Variable Universal Life Income                                              807,387           183,246

     Fidelity VIP Growth Service Class 2 Division:
        Benefit Variable Universal Life                                      $      900,689    $    1,017,231
        Executive Variable Universal Life                                         5,518,902         5,245,997
        Flex Variable Life                                                            1,917             8,721
        PrinFlex Life(R)                                                            1,243,096         1,318,319
        Survivorship Variable Universal Life                                         66,740            37,755
        Variable Universal Life Accumulator                                         183,704           213,196
        Variable Universal Life Accumulator II                                      590,970           260,107
        Variable Universal Life Income                                              223,200            43,688

     Fidelity VIP High Income Initial Class Division:
        Flex Variable Life                                                           16,354             2,652
        PrinFlex Life(R)                                                            4,143,119         4,236,467
        Survivorship Variable Universal Life                                         48,355            20,184
        Variable Universal Life Accumulator                                          84,945            59,425

     Fidelity VIP High Income Service Class 2 Division:
        Benefit Variable Universal Life                                             849,707           647,468
        Executive Variable Universal Life                                         6,734,989         5,268,430
        Variable Universal Life Accumulator II                                      181,687            44,321
        Variable Universal Life Income                                               37,409            10,479

     Fidelity VIP II Asset Manager Service Class 2 Division:
        Benefit Variable Universal Life                                             439,103           403,859
        Executive Variable Universal Life                                           666,463           466,318

     Fidelity VIP II Contrafund Initial Class Division:
        Flex Variable Life                                                           93,445            33,518
        PrinFlex Life(R)                                                           34,914,056        29,867,053
        Survivorship Variable Universal Life                                      1,050,743           908,030
        Variable Universal Life Accumulator                                       1,624,817         1,026,414

     Fidelity VIP II Contrafund Service Class 2 Division:
        Benefit Variable Universal Life                                      $    7,936,479    $     6,369,990
        Executive Variable Universal Life                                        41,465,418         33,189,578
        Variable Universal Life Accumulator II                                    2,692,959          1,216,473
        Variable Universal Life Income                                            1,590,927            308,878

     Fidelity VIP III Mid Cap Service Class 2 Division:
        Benefit Variable Universal Life                                           7,099,446          6,382,693
        Executive Variable Universal Life                                        30,727,875         27,109,893
        Variable Universal Life Accumulator II                                      953,258            416,958
        Variable Universal Life Income                                              534,888            104,321

     Franklin Income Securities Class 2 Division:
        Benefit Variable Universal Life                                           1,882,473          1,067,150
        Executive Variable Universal Life                                        12,190,635         12,749,937

     Franklin Mutual Discovery Securities Class 2 Division:
        Benefit Variable Universal Life                                           1,637,253          1,150,259
        Executive Variable Universal Life                                        11,334,811         10,186,738

     Franklin Mutual Shares Class 2 Division:
        Benefit Variable Universal Life                                           1,563,437          1,186,851
        Executive Variable Universal Life                                         6,824,930          5,240,475

     Franklin Rising Dividends Securities Class 2 Division:
        Benefit Variable Universal Life                                             867,162            724,475
        Executive Variable Universal Life                                         4,782,482          4,689,942

     Franklin Small Cap Value Securities Class 2 Division:
        Benefit Variable Universal Life                                           1,896,264          1,601,097
        Executive Variable Universal Life                                         7,192,866          5,748,522

     Franklin Templeton Developing Markets Class 2 Division:
        Benefit Variable Universal Life                                      $      165,365    $       88,821
        Executive Variable Universal Life                                         1,142,521           508,811

     Goldman Sachs Structured Small Cap Equity Service Class I Division:
        Benefit Variable Universal Life                                             84,459            22,693
        Executive Variable Universal Life                                           810,491           611,248

     Government & High Quality Bond Division:
        Benefit Variable Universal Life                                           1,434,680         1,106,587
        Executive Variable Universal Life                                         7,662,649         7,261,544
        Flex Variable Life                                                           21,955            52,411
        PrinFlex Life(R)                                                           14,415,161        14,939,178
        Survivorship Variable Universal Life                                        532,290         2,398,527
        Variable Universal Life Accumulator                                       1,397,718         1,382,843
        Variable Universal Life Accumulator II                                    1,073,915           506,235
        Variable Universal Life Income                                              461,953           168,953

     Growth Division:
        Benefit Variable Universal Life                                             172,298            63,869
        Executive Variable Universal Life                                           824,104           423,556
        Flex Variable Life                                                           16,044             1,674
        PrinFlex Life(R)                                                            5,039,123         4,971,435
        Survivorship Variable Universal Life                                        380,785           402,309
        Variable Universal Life Accumulator                                         142,975            69,897
        Variable Universal Life Accumulator II                                      293,120           396,551
        Variable Universal Life Income                                              153,182            15,762

     International Emerging Markets Division:
        Flex Variable Life                                                   $      169,726    $       93,212
        PrinFlex Life(R)                                                            7,962,847         6,244,540
        Survivorship Variable Universal Life                                        242,970            99,990
        Variable Universal Life Accumulator                                       1,116,058           622,457
        Variable Universal Life Accumulator II                                    1,832,643           972,373
        Variable Universal Life Income                                            1,080,762           260,037

     International SmallCap Division:
        Benefit Variable Universal Life                                         6,415,950           5,597,968
        Executive Variable Universal Life                                        20,812,975        17,306,013
        Flex Variable Life                                                           74,000            67,326
        PrinFlex Life(R)                                                           23,266,813        20,513,299
        Survivorship Variable Universal Life                                        876,545         1,966,364
        Variable Universal Life Accumulator                                       1,346,048           786,427
        Variable Universal Life Accumulator II                                    2,150,919           987,015
        Variable Universal Life Income                                            1,085,568           300,176

     Janus Aspen Balanced Service Shares Division:
        Benefit Variable Universal Life                                             150,132           174,326
        Executive Variable Universal Life                                           741,927           428,753

     Janus Aspen Flexible Bond Service Shares Division:
        Benefit Variable Universal Life                                             466,796           560,544
        Executive Variable Universal Life                                         4,384,375         4,000,603

     Janus Aspen Fundamental Equity Service Shares Division:
        Benefit Variable Universal Life                                             529,177           523,376
        Executive Variable Universal Life                                         3,924,121         3,290,697

     Janus Aspen International Growth Service Shares Division:
        Benefit Variable Universal Life                                             277,595            46,279
        Executive Variable Universal Life                                         1,027,513           620,407

     Janus Aspen Mid Cap Growth Service Shares Division:
        Benefit Variable Universal Life                                      $       57,259    $       38,943
        Executive Variable Universal Life                                         1,346,012         1,190,741
        Flex Variable Life                                                            9,905             9,909
        PrinFlex Life(R)                                                            2,214,694         2,612,883
        Survivorship Variable Universal Life                                         11,444            25,485
        Variable Universal Life Accumulator                                         167,355           203,544

     Janus Aspen Worldwide Growth Service Shares Division:
        Benefit Variable Universal Life                                             268,245           332,049
        Executive Variable Universal Life                                           604,807           432,880

     JP Morgan Bond Division:
        Benefit Variable Universal Life                                             110,504            81,337
        Executive Variable Universal Life                                         3,651,527         2,814,932

     JP Morgan Small Company Division:
        Benefit Variable Universal Life                                           1,336,634         1,108,114
        Executive Variable Universal Life                                         4,382,241         3,891,258

     LargeCap Blend Division:
        Benefit Variable Universal Life                                             652,110           529,689
        Executive Variable Universal Life                                         1,626,325         1,411,849
        Flex Variable Life                                                           31,468             4,503
        PrinFlex Life(R)                                                            1,720,504         1,404,806
        Survivorship Variable Universal Life                                         83,865            30,529
        Variable Universal Life Accumulator                                         422,373           290,135
        Variable Universal Life Accumulator II                                    1,484,094           518,390
        Variable Universal Life Income                                              662,833           165,858

     LargeCap Growth Equity Division:
        Benefit Variable Universal Life                                      $       41,314    $      119,827
        Executive Variable Universal Life                                           396,721           376,990
        Flex Variable Life                                                           14,485            14,544
        PrinFlex Life(R)                                                              903,454           696,512
        Survivorship Variable Universal Life                                          5,844             1,872
        Variable Universal Life Accumulator                                       3,034,349           341,210
        Variable Universal Life Accumulator II                                      179,054            96,385
        Variable Universal Life Income                                              120,179            74,562

     LargeCap Stock Index Division:
        Flex Variable Life                                                           14,951            67,627
        PrinFlex Life(R)                                                            9,400,896         9,634,553
        Survivorship Variable Universal Life                                        272,531         1,076,286
        Variable Universal Life Accumulator                                         610,321           429,126
        Variable Universal Life Accumulator II                                    1,141,567           447,197
        Variable Universal Life Income                                              602,376           191,804

     LargeCap Value Division:
        Benefit Variable Universal Life                                           1,202,073           913,836
        Executive Variable Universal Life                                        10,172,800         7,172,475
        Flex Variable Life                                                           28,908            14,827
        PrinFlex Life(R)                                                            2,878,778         2,280,545
        Survivorship Variable Universal Life                                        268,136            73,450
        Variable Universal Life Accumulator                                         525,733           349,519
        Variable Universal Life Accumulator II                                    1,717,598           574,508
        Variable Universal Life Income                                              886,522           190,297

     MFS VIT Emerging Growth Service Class Division:
        Benefit Variable Universal Life                                             363,138           306,295
        Executive Variable Universal Life                                           426,890           358,295

     MFS VIT Global Equity Service Class Division:
        Benefit Variable Universal Life                                              68,152            51,685
        Executive Variable Universal Life                                           502,939           382,741

     MFS VIT MidCap Growth Service Class Division:
        Benefit Variable Universal Life                                      $       91,867    $      124,906
        Executive Variable Universal Life                                           384,206           305,250

     MFS VIT New Discovery Service Class Division:
        Benefit Variable Universal Life                                             289,170           266,946
        Executive Variable Universal Life                                         1,739,121         1,807,227
        Variable Universal Life Accumulator II                                      129,864           205,570
        Variable Universal Life Income                                               53,851             9,515

     MFS VIT Value Service Class Division:
        Benefit Variable Universal Life                                             292,209           257,614
        Executive Variable Universal Life                                         2,726,064         2,235,483

     MidCap Division:
        Benefit Variable Universal Life                                           2,064,989         1,795,095
        Executive Variable Universal Life                                        13,240,799        11,988,352
        Flex Variable Life                                                        3,173,571         2,686,933
        PrinFlex Life(R)                                                           29,576,971        25,945,262
        Survivorship Variable Universal Life                                        735,551           369,573
        Variable Universal Life Accumulator                                       1,778,827         1,291,897
        Variable Universal Life Accumulator II                                    1,994,819           756,326
        Variable Universal Life Income                                              906,687           200,313

     MidCap Growth Division:
        Benefit Variable Universal Life                                             384,482           424,974
        Executive Variable Universal Life                                         2,707,190         2,100,974
        Flex Variable Life                                                           29,798            26,145
        PrinFlex Life(R)                                                            5,104,455         4,925,284
        Survivorship Variable Universal Life                                        208,581            82,406
        Variable Universal Life Accumulator                                         402,560           446,712
        Variable Universal Life Accumulator II                                      937,276           660,004
        Variable Universal Life Income                                              487,627           112,966

     MidCap Value Division:
        Benefit Variable Universal Life                                      $    2,502,658    $    2,350,772
        Executive Variable Universal Life                                        12,861,270        11,080,420
        Flex Variable Life                                                           39,347            19,050
        PrinFlex Life(R)                                                            8,669,878         7,957,378
        Survivorship Variable Universal Life                                        359,780           119,246
        Variable Universal Life Accumulator                                         762,746           560,645
        Variable Universal Life Accumulator II                                    1,639,716           844,747
        Variable Universal Life Income                                              953,774           187,317

     Money Market Division:
        Benefit Variable Universal Life                                          17,271,888        17,631,460
        Executive Variable Universal Life                                       117,883,979       108,179,275
        Flex Variable Life                                                          288,042           287,333
        PrinFlex Life(R)                                                           29,440,271        27,253,319
        Survivorship Variable Universal Life                                      7,214,713         7,002,639
        Variable Universal Life Accumulator                                       1,306,760         1,251,163
        Variable Universal Life Accumulator II                                   12,605,395        10,233,179
        Variable Universal Life Income                                           14,135,275        12,896,425

     Neuberger Berman AMT Fasciano I Class Division:
        Benefit Variable Universal Life                                               3,001                38
        Executive Variable Universal Life                                           193,524           118,015

     Neuberger Berman AMT Guardian I Class Division:
        Benefit Variable Universal Life                                              75,410            73,389
        Executive Variable Universal Life                                           368,910           309,497

     Neuberger Berman AMT Partners I Class Division:
        Benefit Variable Universal Life                                              44,432               970
        Executive Variable Universal Life                                           998,572           424,950

     Principal LifeTime Strategic Income Division:
        Benefit Variable Universal Life                                      $        5,989    $        1,759
        Executive Variable Universal Life                                           249,747           149,159
        Variable Universal Life Accumulator II                                        3,869               487
        Variable Universal Life Income                                               33,943             4,867

     Principal LifeTime 2010 Division:
        Benefit Variable Universal Life                                             138,938            84,152
        Executive Variable Universal Life                                           714,005           384,158
        Variable Universal Life Accumulator II                                       88,928             4,540
        Variable Universal Life Income                                              135,943            33,441

     Principal LifeTime 2020 Division:
        Benefit Variable Universal Life                                             410,145           158,226
        Executive Variable Universal Life                                         2,026,167         1,394,193
        Variable Universal Life Accumulator II                                      193,262            46,351
        Variable Universal Life Income                                              984,158           135,912

     Principal LifeTime 2030 Division:
        Benefit Variable Universal Life                                             197,385            47,235
        Executive Variable Universal Life                                         1,296,859           720,602
        Variable Universal Life Accumulator II                                      538,867            69,404
        Variable Universal Life Income                                            1,498,770           402,927

     Principal LifeTime 2040 Division:
        Benefit Variable Universal Life                                              65,319            30,513
        Executive Variable Universal Life                                           273,616           211,618
        Variable Universal Life Accumulator II                                      514,592           283,955
        Variable Universal Life Income                                            1,403,407           279,541

     Principal LifeTime 2050 Division:
        Benefit Variable Universal Life                                              44,179            22,618
        Executive Variable Universal Life                                           311,192           159,904
        Variable Universal Life Accumulator II                                      285,339           163,815
        Variable Universal Life Income                                            1,029,435           144,913

     Putnam VT Growth & Income Class IB Division:
        Benefit Variable Universal Life                                      $      238,292    $      268,567
        Executive Variable Universal Life                                           940,414           902,634

     Putnam VT International Equity Class IB Division:
        Benefit Variable Universal Life                                           1,023,027           793,206
        Executive Variable Universal Life                                         4,475,031         3,899,113

     Putnam VT Voyager Class IB Division:
        Benefit Variable Universal Life                                              51,054            43,122
        Executive Variable Universal Life                                         1,728,261         1,500,559
        Flex Variable Life                                                           19,201            21,482
        PrinFlex Life(R)                                                            5,919,037         7,275,428
        Survivorship Variable Universal Life                                        239,416         1,091,858
        Variable Universal Life Accumulator                                         395,105           352,894

     Real Estate Securities Division:
        Benefit Variable Universal Life                                           7,236,538         5,837,571
        Executive Variable Universal Life                                        34,402,334        30,137,260
        Flex Variable Life                                                           86,744            86,309
        PrinFlex Life(R)                                                           30,644,881        28,170,610
        Survivorship Variable Universal Life                                        588,600         1,327,901
        Variable Universal Life Accumulator                                       1,295,195           843,730
        Variable Universal Life Accumulator II                                    1,922,088           795,433
        Variable Universal Life Income                                              952,132           261,812

     Short-Term Bond Division:
        Benefit Variable Universal Life                                             141,143           112,220
        Executive Variable Universal Life                                         1,102,064           489,696
        Flex Variable Life                                                            1,287             1,261
        PrinFlex Life(R)                                                              210,141           610,941
        Survivorship Variable Universal Life                                         54,741             7,824
        Variable Universal Life Accumulator                                         145,845            86,911
        Variable Universal Life Accumulator II                                      220,197           135,165
        Variable Universal Life Income                                              137,458           116,576

     SmallCap Division:
        Benefit Variable Universal Life                                      $      460,505    $      477,119
        Executive Variable Universal Life                                         2,413,679         2,138,216
        Flex Variable Life                                                           55,147            42,304
        PrinFlex Life(R)                                                            4,675,845         3,936,397
        Survivorship Variable Universal Life                                         90,286            72,825
        Variable Universal Life Accumulator                                       2,705,184           462,770
        Variable Universal Life Accumulator II                                      391,258           360,203
        Variable Universal Life Income                                              214,677            51,006

     SmallCap Growth Division:
        Benefit Variable Universal Life                                             600,458           436,347
        Executive Variable Universal Life                                         4,317,420         3,635,186
        Flex Variable Life                                                           44,850            14,993
        PrinFlex Life(R)                                                            5,961,144         6,158,164
        Survivorship Variable Universal Life                                        171,193           295,101
        Variable Universal Life Accumulator                                         264,350           326,625
        Variable Universal Life Accumulator II                                      540,482           288,757
        Variable Universal Life Income                                              248,190            63,048

     SmallCap Value Division:
        Benefit Variable Universal Life                                           4,595,433         4,113,083
        Executive Variable Universal Life                                        27,133,251        24,577,306
        Flex Variable Life                                                           55,021            71,978
        PrinFlex Life(R)                                                           19,636,978        19,939,961
        Survivorship Variable Universal Life                                        459,779           213,081
        Variable Universal Life Accumulator                                       1,014,688           650,190
        Variable Universal Life Accumulator II                                    1,242,268           518,621
        Variable Universal Life Income                                              706,617           178,685

     Summit Russell 2000 Small Cap Index Division:
        Benefit Variable Universal Life                                             101,471            58,851
        Executive Variable Universal Life                                           500,602           291,859

     T. Rowe Price Equity Income II Division:
        Benefit Variable Universal Life                                      $       30,780    $           96

     Vanguard VIF Balanced Division:
        Benefit Variable Universal Life                                           7,276,041         5,825,803
        Executive Variable Universal Life                                        26,649,083        23,006,636

     Vanguard VIF Equity Index Division:
        Benefit Variable Universal Life                                           5,407,098         4,347,080
        Executive Variable Universal Life                                        35,665,295        31,865,305

     Vanguard VIF Mid-Cap Index Division:
        Benefit Variable Universal Life                                           3,917,391         2,927,266
        Executive Variable Universal Life                                        15,734,808        13,836,474

     Wells Fargo Advantage VT Asset Allocation Division:
        Benefit Variable Universal Life                                              27,343            19,131
        Executive Variable Universal Life                                           608,442           354,454
        Flex Variable Life                                                              151                33
        PrinFlex Life(R)                                                              235,502           236,200
        Survivorship Variable Universal Life                                          3,616             1,899
        Variable Universal Life Accumulator                                          67,898            20,360
        Variable Universal Life Accumulator II                                      101,003            43,546
        Variable Universal Life Income                                               99,257            13,586

     Wells Fargo Advantage VT Equity Income Division:
        Executive Variable Universal Life                                             1,345            25,900
        PrinFlex Life(R)                                                               74,136            47,590
        Survivorship Variable Universal Life                                          2,612             1,844
        Variable Universal Life Accumulator                                          11,847            11,097
        Variable Universal Life Accumulator II                                       51,127            21,559
        Variable Universal Life Income                                               79,233            11,891

     Wells Fargo Advantage VT Large Company Growth Division:
        Benefit Variable Universal Life                                      $       34,414    $       26,608
        Executive Variable Universal Life                                           838,114           965,886
        PrinFlex Life(R)                                                               16,280            40,146
        Survivorship Variable Universal Life                                          2,265               429
        Variable Universal Life Accumulator                                           8,414            15,361
        Variable Universal Life Accumulator II                                       60,733            25,214
        Variable Universal Life Income                                               12,751             5,343



5. Changes in Units Outstanding

Transactions in units were as follows for each of the periods ended December 31:

                                                                2006                          2005
                                                    ----------------------------- -----------------------------
                                                    ----------------------------- -----------------------------
                        Division                      Purchased      Redeemed       Purchased      Redeemed
     ---------------------------------------------------------------------------- -----------------------------

     AIM V.I. Capital Appreciation Series I
        Division:
        Benefit Variable Universal Life                  91,074        38,180               -             -
        Executive Variable Universal Life               121,233        59,374               -             -
        PrinFlex Life(R)                                  194,346        62,026               -             -
        Survivorship Variable Universal Life             13,822           279               -             -
        Variable Universal Life Accumulator              36,941         3,520               -             -

     AIM V.I. Capital Appreciation Series II
        Division:
        Variable Universal Life Accumulator II           43,343         5,284               -             -
        Variable Universal Life Income                    5,111           849               -             -

     AIM V.I. Core Equity Series I Division:
        Benefit Variable Universal Life                   4,096         1,978               -             -
        Executive Variable Universal Life                25,146         2,336               -             -
        Flex Variable Life                                5,645           552             723            47
        PrinFlex Life(R)                                  556,431       273,773         114,890        78,613
        Survivorship Variable Universal Life             39,843         1,508           1,822           398
        Variable Universal Life Accumulator             109,637        27,688          16,050         9,926

     AIM V.I. Core Equity Series II Division:
        Variable Universal Life Accumulator II          142,976        15,381          10,845         3,934
        Variable Universal Life Income                   46,374         6,236           1,713           217

     AIM V.I. Dynamics Series I Division:
        Benefit Variable Universal Life                  12,097         6,412           1,343           854
        Executive Variable Universal Life               136,544       103,671          10,647         4,220
        Flex Variable Life                                    -             -             415           456
        PrinFlex Life(R)                                   30,517        35,084          37,233        38,694
        Survivorship Variable Universal Life                  -         5,543           5,653           194
        Variable Universal Life Accumulator               2,117         1,259           3,316         3,576

     AIM V.I. Global Health Care Series I Division:
        Benefit Variable Universal Life                  71,666        70,741          25,466         9,668
        Executive Variable Universal Life               205,889       180,838          38,219        27,489
        Flex Variable Life                                  550           797             999           392
        PrinFlex Life(R)                                  137,739       160,978         242,533       218,270
        Survivorship Variable Universal Life              6,311         6,110          17,474         9,321
        Variable Universal Life Accumulator              26,080        26,490          29,133        19,595
        Variable Universal Life Accumulator II           23,063        23,417          37,205         9,752
        Variable Universal Life Income                   12,095         1,557           4,157           411

     AIM V.I. International Growth Series I
        Division:
        Benefit Variable Universal Life                  78,024        60,843          27,821         6,584
        Executive Variable Universal Life               547,805       463,308         167,050       102,674

     AIM V.I. Small Cap Growth Series I Division:
        Benefit Variable Universal Life                  47,226        37,750          21,086        18,115
        Executive Variable Universal Life               353,851       313,668          68,227        30,176
        Flex Variable Life                                  550           231             154           264
        PrinFlex Life(R)                                   48,878        89,264         136,125       127,178
        Survivorship Variable Universal Life                765           245             335           172
        Variable Universal Life Accumulator               7,031         7,297           7,456         4,883

     AIM V.I. Technology Series I Division:
        Benefit Variable Universal Life                  16,614        20,287          12,594         6,147
        Executive Variable Universal Life               630,942       521,457          93,412        62,348
        Flex Variable Life                                1,482         2,665           3,478         6,541
        PrinFlex Life(R)                                  121,008       220,343         224,848       224,243
        Survivorship Variable Universal Life              7,286           507             951           634
        Variable Universal Life Accumulator              10,855        19,050          23,099        22,088

     American Century VP Income & Growth Division:
        Flex Variable Life                                1,974           374             747            87
        PrinFlex Life(R)                                  137,993       171,638         263,427       205,031
        Survivorship Variable Universal Life              4,073           752           4,688         1,374
        Variable Universal Life Accumulator              20,711        19,901          23,161        14,218

     American Century VP Ultra Division:
        Flex Variable Life                                    576            37              74           313
        PrinFlex Life(R)                                   84,757        92,922         166,897       134,126
        Survivorship Variable Universal Life                5,889        12,993           7,683         1,959
        Variable Universal Life Accumulator                23,302        19,260          21,643        12,584

     American Century VP II Income & Growth
        Division:
        Benefit Variable Universal Life                  10,112        17,148          12,860         2,842
        Executive Variable Universal Life               174,219       134,018          30,376         7,277
        Variable Universal Life Accumulator II           17,329         6,191          17,850         4,239
        Variable Universal Life Income                   12,352         1,753           5,990           530

     American Century VP II International Division:
        Benefit Variable Universal Life                   4,633         3,493           2,372           395
        Executive Variable Universal Life               123,633       107,718          31,828        29,528

     American Century VP II MidCap Value Division:
        Benefit Variable Universal Life                     966            25               -             -
        Executive Variable Universal Life                 4,144         2,613               -             -

     American Century VP II Ultra Division:
        Benefit Variable Universal Life                  24,161        21,744          10,189           332
        Executive Variable Universal Life               213,637       175,644          77,915        54,184
        Variable Universal Life Accumulator II           29,639        14,807          29,926         9,160
        Variable Universal Life Income                   10,186         4,395           6,871           958

     American Century VP II Value Division:
        Benefit Variable Universal Life                 123,822       105,256          84,206        44,423
        Executive Variable Universal Life               535,632       445,957         179,506       100,655
        Flex Variable Life                                  451           494             659           768
        PrinFlex Life(R)                                  189,913       159,937         264,219       182,286
        Survivorship Variable Universal Life             30,832         5,751          18,887         2,770
        Variable Universal Life Accumulator              11,369         7,146          15,532         7,074
        Variable Universal Life Accumulator II           63,151        15,398          48,026         8,997
        Variable Universal Life Income                   23,344         6,910          27,477         1,784

     American Century VP II Vista Division:
        Benefit Variable Universal Life                     730           372               -


     Asset Allocation Division:
        Flex Variable Life                                5,598         4,536             315           429
        PrinFlex Life(R)                                  278,062       312,666         394,719       404,282
        Survivorship Variable Universal Life              9,023         5,944          13,600        15,392
        Variable Universal Life Accumulator              16,217        16,656          21,362        27,258
        Variable Universal Life Accumulator II           16,814         5,607          18,815         7,256
        Variable Universal Life Income                    3,897           625           2,300         1,347

     Balanced Division:
        Flex Variable Life                                8,705        14,439           8,392        15,382
        PrinFlex Life(R)                                  362,592       420,079         393,343       381,135
        Survivorship Variable Universal Life              5,001         7,366           5,132        10,274
        Variable Universal Life Accumulator              18,844        13,142          21,722         9,686
        Variable Universal Life Accumulator II           25,945         7,745          14,796         6,113
        Variable Universal Life Income                    9,486         1,908           3,889         2,063

     Bond Division:
        Benefit Variable Universal Life                 103,200        93,448          68,142        46,848
        Executive Variable Universal Life               746,702       565,474         196,235       142,049
        Flex Variable Life                                4,897        11,581          16,479        14,927
        PrinFlex Life(R)                                  687,909       729,456       1,053,667       983,033
        Survivorship Variable Universal Life             26,386        10,725          29,980        19,837
        Variable Universal Life Accumulator              54,671        44,439          58,460        37,606
        Variable Universal Life Accumulator II          115,911        50,080         102,827        30,124
        Variable Universal Life Income                   55,330        14,150          30,757         4,130

     Capital Value Division:
        Benefit Variable Universal Life                   6,826         2,889           1,902           139
        Executive Variable Universal Life               235,203       183,528          38,006        19,733
        Flex Variable Life                               12,682        26,052          13,560        31,712
        PrinFlex Life(R)                                  316,170       459,555         401,137       439,395
        Survivorship Variable Universal Life             21,405        19,555          42,866        20,472
        Variable Universal Life Accumulator             203,581        44,679         230,697        46,577
        Variable Universal Life Accumulator II           39,788        17,171          40,829        12,300
        Variable Universal Life Income                   15,148         3,690           8,779         1,337

     Diversified International Division:
        Benefit Variable Universal Life                 108,151        77,196          36,402         5,575
        Executive Variable Universal Life             1,369,392     1,112,581         188,937       106,253
        Flex Variable Life                                5,844         2,435           6,839         4,996
        PrinFlex Life(R)                                  953,637       943,914         797,187       714,574
        Survivorship Variable Universal Life             40,935        17,824          52,916        41,768
        Variable Universal Life Accumulator             135,339        48,784         169,920        41,736
        Variable Universal Life Accumulator II          140,605        60,106         131,518        35,121
        Variable Universal Life Income                   89,460        22,450          44,369         5,818

     Dreyfus IP Core Value Service Shares Division:
        Benefit Variable Universal Life                   1,126           564             161            81
        Executive Variable Universal Life               147,697       140,699          88,458        81,703

     Dreyfus IP Founders Discovery Initial Shares
        Division:
        Benefit Variable Universal Life                   1,121           732             364           158
        Executive Variable Universal Life                23,575        41,098           2,523         2,282
        Flex Variable Life                                  252           180             515           343
        PrinFlex Life(R)                                   47,466        46,608          50,366        51,342
        Survivorship Variable Universal Life              1,656           340           1,378            72
        Variable Universal Life Accumulator               8,230         5,854          11,635         5,648

     Dreyfus IP Founders Growth Initial Shares
        Division:
        Benefit Variable Universal Life                     606           245               -             -
        Executive Variable Universal Life                15,263         8,358           3,323           512

     Dreyfus Socially Responsible Growth Service
        Shares Division:
        Benefit Variable Universal Life                      89           200           3,248           314
        Executive Variable Universal Life                 4,325         4,201           3,565         3,367

     Dreyfus VIF Appreciation Service Shares
        Division:
        Benefit Variable Universal Life                  35,874        34,038          18,689        12,620
        Executive Variable Universal Life                66,087        66,421          46,149        24,157

     Dreyfus VIF Developing Leaders Service Shares
        Division:
        Benefit Variable Universal Life                  32,868        31,395          20,596        16,022
        Executive Variable Universal Life               352,257       374,553          95,247       104,483
        Variable Universal Life Accumulator II           55,740        23,833          47,680        12,804
        Variable Universal Life Income                   27,170         6,285          15,414         1,784

     Dreyfus VIF Quality Bond Service Shares
        Division:
        Benefit Variable Universal Life                  30,187        27,968          13,773        11,823
        Executive Variable Universal Life               110,505       147,748         117,478        66,760

     Equity Growth Division:
        Benefit Variable Universal Life                  39,791        37,682          19,056         8,765
        Executive Variable Universal Life               187,922       161,201          62,828        40,208
        Flex Variable Life                                3,276         2,521           2,220           589
        PrinFlex Life(R)                                  951,479     1,137,056       1,129,546     1,222,553
        Survivorship Variable Universal Life             52,095        71,453          89,335        93,246
        Variable Universal Life Accumulator              33,027        30,535          42,563        29,020
        Variable Universal Life Accumulator II           66,127        28,271          64,963        21,039
        Variable Universal Life Income                   37,227         8,356          15,615         2,205

     Equity Income Division:
        Flex Variable Life                                1,203           227             667           147
        PrinFlex Life(R)                                  156,881       139,112         177,904       130,755
        Survivorship Variable Universal Life              9,730         4,677           6,696        11,225
        Variable Universal Life Accumulator               9,219         9,709          12,813         6,224
        Variable Universal Life Accumulator II           39,785         8,252          19,276         4,993
        Variable Universal Life Income                   17,567         1,630           3,626           509

     Fidelity VIP Equity-Income Initial Class
        Division:
        Flex Variable Life                                2,157         1,523           5,145           842
        PrinFlex Life(R)                                  847,498       987,288       1,240,617     1,234,808
        Survivorship Variable Universal Life             27,691       117,149         114,697        52,403
        Variable Universal Life Accumulator              33,552        23,485          37,378        24,352

     Fidelity VIP Equity-Income Service Class 2
        Division:
        Benefit Variable Universal Life                 167,926       157,002         118,775        97,643
        Executive Variable Universal Life             1,185,363     1,017,625         577,547       457,546
        Variable Universal Life Accumulator II          112,620        45,626         118,063        31,856
        Variable Universal Life Income                   52,084        13,378          33,544         3,648

     Fidelity VIP Growth Service Class 2 Division:
        Benefit Variable Universal Life                  81,762        92,882          85,212        57,103
        Executive Variable Universal Life               499,902       475,721         236,515       199,321
        Flex Variable Life                                  178           811             232           226
        PrinFlex Life(R)                                  112,295       119,575         122,519       121,461
        Survivorship Variable Universal Life              6,025         3,381           2,837        19,381
        Variable Universal Life Accumulator              16,867        19,529          20,865        13,386
        Variable Universal Life Accumulator II           53,700        23,765          46,330        15,700
        Variable Universal Life Income                   20,288         3,984           9,026         1,363

     Fidelity VIP High Income Initial Class
        Division:
        Flex Variable Life                                1,122           190              64           112
        PrinFlex Life(R)                                  291,628       335,574         344,846       342,260
        Survivorship Variable Universal Life              2,740         1,897           3,585         4,118
        Variable Universal Life Accumulator               5,362         4,791           6,156         4,429

     Fidelity VIP High Income Service Class 2
        Division:
        Benefit Variable Universal Life                  53,125        42,675          24,106        22,300
        Executive Variable Universal Life               426,552       346,769         128,961        59,595
        Variable Universal Life Accumulator II            9,130         2,913          15,951         3,290
        Variable Universal Life Income                    2,234           685           1,184           160

     Fidelity VIP II Asset Manager Service Class 2
        Division:
        Benefit Variable Universal Life                  35,324        33,083          23,988        17,369
        Executive Variable Universal Life                52,791        38,125          61,973        63,953

     Fidelity VIP II Contrafund Initial Class
        Division:
        Flex Variable Life                                4,570         2,141           4,554           472
        PrinFlex Life(R)                                1,035,530     1,125,103       1,196,364     1,160,346
        Survivorship Variable Universal Life             43,016        57,007          53,691        34,822
        Variable Universal Life Accumulator              46,448        39,345          53,194        23,594

     Fidelity VIP II Contrafund Service Class 2
        Division:
        Benefit Variable Universal Life                 489,554       406,926         185,317        95,914
        Executive Variable Universal Life             2,567,072     2,118,442         649,524       387,930
        Variable Universal Life Accumulator II          148,841        77,981         119,554        30,807
        Variable Universal Life Income                   92,603        19,756          40,182         4,510

     Fidelity VIP III Mid Cap Service Class 2
        Division:
        Benefit Variable Universal Life                 363,643       340,806         150,488        82,723
        Executive Variable Universal Life             1,581,633     1,445,581         564,197       338,541
        Variable Universal Life Accumulator II           43,409        22,310          41,872         9,807
        Variable Universal Life Income                   26,843         5,554          15,693         2,808

     Franklin Income Securities Class 2 Division:
        Benefit Variable Universal Life                 116,917        67,295          31,350        16,849
        Executive Variable Universal Life               781,418       831,614         601,623       372,233

     Franklin Mutual Discovery Securities Class 2
        Division:
        Benefit Variable Universal Life                  98,108        70,743          54,476        31,654
        Executive Variable Universal Life               676,164       616,261         315,190       199,714

     Franklin Mutual Shares Class 2 Division:
        Benefit Variable Universal Life                 107,554        83,774          28,655        25,664
        Executive Variable Universal Life               468,027       362,722          76,385        52,849

     Franklin Rising Dividends Securities Class 2
        Division:
        Benefit Variable Universal Life                  64,923        55,733          41,819        36,675
        Executive Variable Universal Life               359,151       357,302         275,804       234,489

     Franklin Small Cap Value Securities Class 2
        Division:
        Benefit Variable Universal Life                 118,029       101,158          39,453        17,628
        Executive Variable Universal Life               447,662       364,916         183,138       152,433

     Franklin Templeton Developing Markets
        Securities Class 2 Division:
        Benefit Variable Universal Life                  14,036         7,364               -             -
        Executive Variable Universal Life                95,350        42,772           5,867             -

     Goldman Sachs Structured Small Cap Equity
        Service Class I Division:
        Benefit Variable Universal Life                   7,745         2,250               -             -
        Executive Variable Universal Life                74,731        57,681           6,156             -

     Government & High Quality Bond Division:
        Benefit Variable Universal Life                  83,863        66,119          35,647        29,016
        Executive Variable Universal Life               453,779       434,839         118,685        60,015
        Flex Variable Life                                1,199         4,305           4,315         6,051
        PrinFlex Life(R)                                  818,622       892,881       1,059,475     1,055,952
        Survivorship Variable Universal Life             27,455       161,684          25,615        91,272
        Variable Universal Life Accumulator              74,557        83,105          92,450        87,073
        Variable Universal Life Accumulator II           60,053        30,242          61,143        23,112
        Variable Universal Life Income                   27,063        10,143          12,431         1,899

     Growth Division:
        Benefit Variable Universal Life                  13,183         4,976             576            58
        Executive Variable Universal Life                62,084        31,156           3,943         1,139
        Flex Variable Life                                1,671           167             358           367
        PrinFlex Life(R)                                  380,733       380,655         429,383       412,353
        Survivorship Variable Universal Life             45,356        47,826          58,383        62,275
        Variable Universal Life Accumulator              10,858         5,390          10,363         5,639
        Variable Universal Life Accumulator II           22,505        30,149          31,498         3,637
        Variable Universal Life Income                   11,799         1,209           2,191           181

     International Emerging Markets Division:
        Flex Variable Life                                6,775         3,982           5,238         4,241
        PrinFlex Life(R)                                  314,705       253,549         365,643       231,930
        Survivorship Variable Universal Life              9,048         4,066          17,038         1,763
        Variable Universal Life Accumulator              44,567        26,235          28,118        14,504
        Variable Universal Life Accumulator II           71,520        39,059          64,459        16,712
        Variable Universal Life Income                   43,189        10,549          18,288         2,179

     International SmallCap Division:
        Benefit Variable Universal Life                 202,196       183,379          58,183        34,181
        Executive Variable Universal Life               669,586       580,654         231,282       120,266
        Flex Variable Life                                2,687         3,286           7,110         6,309
        PrinFlex Life(R)                                  625,223       687,673         768,841       653,870
        Survivorship Variable Universal Life             13,622        69,831          25,672        19,636
        Variable Universal Life Accumulator              32,228        26,785          35,849        28,509
        Variable Universal Life Accumulator II           57,915        32,546          64,693        21,295
        Variable Universal Life Income                   32,794         9,764          19,700         2,675

     Janus Aspen Balanced Service Shares Division:
        Benefit Variable Universal Life                  11,949        13,869           4,120         1,783
        Executive Variable Universal Life                56,750        32,312           1,436         1,204

     Janus Aspen Flexible Bond Service Shares
        Division:
        Benefit Variable Universal Life                  36,648        45,323          42,001        34,496
        Executive Variable Universal Life               345,961       324,979         127,973        93,375

     Janus Aspen Fundamental Equity Service Shares
        Division:
        Benefit Variable Universal Life                  38,621        38,020          23,309        14,389
        Executive Variable Universal Life               284,053       236,873          74,225        36,140

     Janus Aspen International Growth Service
        Shares Division:
        Benefit Variable Universal Life                  12,852         2,250             201             3
        Executive Variable Universal Life                50,493        30,379           2,111             3

     Janus Aspen Mid Cap Growth Service Shares
        Division:
        Benefit Variable Universal Life                   5,471         3,842           2,490           726
        Executive Variable Universal Life               128,107       113,098          30,090        18,187
        Flex Variable Life                                1,000           965           2,276         1,962
        PrinFlex Life(R)                                  213,827       251,329         319,644       280,492
        Survivorship Variable Universal Life              1,131         2,349             927           792
        Variable Universal Life Accumulator              16,267        20,125          19,591        14,935

     Janus Aspen Worldwide Growth Service Shares
        Division:
        Benefit Variable Universal Life                  24,327        30,489          21,212        13,028
        Executive Variable Universal Life                52,610        37,270          36,492        32,206

     JP Morgan Bond Division:
        Benefit Variable Universal Life                   8,803         6,818           8,037         4,080
        Executive Variable Universal Life               300,731       234,265          81,527        54,545

     JP Morgan Small Company Division:
        Benefit Variable Universal Life                  88,077        73,957          36,069        20,531
        Executive Variable Universal Life               284,813       255,574          87,114        52,607

     LargeCap Blend Division:
        Benefit Variable Universal Life                  51,362        42,388          61,970        47,271
        Executive Variable Universal Life               130,126       113,819         106,775        90,456
        Flex Variable Life                                2,507           337             927           332
        PrinFlex Life(R)                                  129,077       112,492         128,373        76,680
        Survivorship Variable Universal Life              5,921         2,478          10,938         2,501
        Variable Universal Life Accumulator              30,796        23,089          28,566        14,958
        Variable Universal Life Accumulator II          110,452        41,340         102,502        32,199
        Variable Universal Life Income                   51,362        12,908          28,107         3,864

     LargeCap Growth Equity Division:
        Benefit Variable Universal Life                   3,179         9,098           3,264         1,982
        Executive Variable Universal Life                29,741        28,248          14,604         9,460
        Flex Variable Life                                1,122         1,096             617           319
        PrinFlex Life(R)                                   67,063        51,542          60,626        47,542
        Survivorship Variable Universal Life                440           140             398           103
        Variable Universal Life Accumulator             228,054        25,600         238,278        24,591
        Variable Universal Life Accumulator II           13,335         7,290          10,733         6,630
        Variable Universal Life Income                    8,846         5,732           2,403           179

     LargeCap Stock Index Division:
        Flex Variable Life                                1,192         6,352           3,346         1,629
        PrinFlex Life(R)                                  832,807       906,872       1,511,454     1,155,899
        Survivorship Variable Universal Life             22,194       101,168          51,161        69,309
        Variable Universal Life Accumulator              55,759        40,948          54,392        33,158
        Variable Universal Life Accumulator II          103,748        42,291          89,025        38,592
        Variable Universal Life Income                   55,428        18,315          40,993         4,007

     LargeCap Value Division:
        Benefit Variable Universal Life                  86,665        65,992          31,146        12,054
        Executive Variable Universal Life               726,298       511,362         125,967        79,763
        Flex Variable Life                                1,997         1,057             764           415
        PrinFlex Life(R)                                  196,363       164,000         225,811       163,530
        Survivorship Variable Universal Life             17,887         5,356          18,802         2,922
        Variable Universal Life Accumulator              34,986        25,322          34,868        15,016
        Variable Universal Life Accumulator II          116,700        41,037          96,604        32,473
        Variable Universal Life Income                   62,217        13,405          28,670         3,640

     MFS VIT Emerging Growth Service Class Division:
        Benefit Variable Universal Life                  29,548        24,999           6,967         4,553
        Executive Variable Universal Life                34,058        28,723           4,603         2,239

     MFS VIT Global Equity Service Class Division:
        Benefit Variable Universal Life                   5,843         4,240               -             -
        Executive Variable Universal Life                40,233        30,497               -             -

     MFS VIT MidCap Growth Service Class Division:
        Benefit Variable Universal Life                   7,546        10,798           7,067         1,767
        Executive Variable Universal Life                31,438        26,259          28,534        29,448

     MFS VIT New Discovery Service Class Division:
        Benefit Variable Universal Life                  23,329        21,695          26,615        13,677
        Executive Variable Universal Life               143,837       148,326          61,349        47,839
        Variable Universal Life Accumulator II           10,333        17,564           7,638         2,722
        Variable Universal Life Income                    4,570           803           2,073           381

     MFS VIT Value Service Class Division:
        Benefit Variable Universal Life                  20,723        18,744           8,088         5,695
        Executive Variable Universal Life               197,763       164,625          69,886        56,167

     MidCap Division:
        Benefit Variable Universal Life                  77,596        69,917          24,383        11,214
        Executive Variable Universal Life               500,368       466,052         160,044       124,714
        Flex Variable Life                               13,875        32,559          20,035        32,446
        PrinFlex Life(R)                                  891,424     1,022,319       1,231,498     1,245,521
        Survivorship Variable Universal Life             20,904        18,287          47,467        23,291
        Variable Universal Life Accumulator              49,016        51,471          55,202        40,470
        Variable Universal Life Accumulator II           64,392        29,615          65,501        20,487
        Variable Universal Life Income                   32,600         7,827          22,352         2,745

     MidCap Growth Division:
        Benefit Variable Universal Life                  28,615        32,025          11,221         6,815
        Executive Variable Universal Life               201,871       158,031          64,081        47,668
        Flex Variable Life                                2,397         2,236           3,601         1,952
        PrinFlex Life(R)                                  363,107       371,000         425,785       394,804
        Survivorship Variable Universal Life             13,624         6,197          26,685        26,802
        Variable Universal Life Accumulator              27,663        33,933          43,668        23,834
        Variable Universal Life Accumulator II           66,537        50,190          92,560        19,942
        Variable Universal Life Income                   36,159         8,319          17,070         2,141

     MidCap Value Division:
        Benefit Variable Universal Life                 141,594       138,298          70,329        58,183
        Executive Variable Universal Life               743,721       656,349         229,035       153,934
        Flex Variable Life                                1,761         1,116           2,305         1,970
        PrinFlex Life(R)                                  458,090       472,291         539,350       443,949
        Survivorship Variable Universal Life             16,267         7,048          27,974         9,961
        Variable Universal Life Accumulator              32,979        33,751          40,300        23,386
        Variable Universal Life Accumulator II           81,203        50,183          84,186        27,354
        Variable Universal Life Income                   53,914        10,898          22,691         3,230

     Money Market Division:
        Benefit Variable Universal Life               1,239,957     1,282,869         819,290       701,104
        Executive Variable Universal Life             8,488,759     7,873,551       4,816,445     3,867,879
        Flex Variable Life                               13,826        14,750          25,123        17,971
        PrinFlex Life(R)                                2,053,317     1,981,024       2,123,428     2,287,655
        Survivorship Variable Universal Life            568,480       564,235         152,081       134,235
        Variable Universal Life Accumulator              88,840        91,672         129,137       141,887
        Variable Universal Life Accumulator II          898,005       745,076         928,143       871,030
        Variable Universal Life Income                1,017,227       935,075         631,802       600,576

     Neuberger Berman AMT Fasciano S Class Division:
        Benefit Variable Universal Life                     286             4               -             -
        Executive Variable Universal Life                18,463        11,273               -             -

     Neuberger Berman AMT Guardian I Class Division:
        Benefit Variable Universal Life                   5,700         5,545           2,008         1,045
        Executive Variable Universal Life                28,808        24,236          24,156        11,783

     Neuberger Berman AMT Partners 1 Class
        Division:
        Benefit Variable Universal Life                   3,859            91               -             -
        Executive Variable Universal Life                88,885        39,141               -             -

     Principal LifeTime Strategic Income Division:
        Benefit Variable Universal Life                     509           151               -             -
        Executive Variable Universal Life                20,343        12,050               -             -
        Variable Universal Life Accumulator II              334            41              39             5
        Variable Universal Life Income                    2,872           412             710           131

     Principal LifeTime 2010 Division:
        Benefit Variable Universal Life                  11,291         6,809               -             -
        Executive Variable Universal Life                56,952        30,450               -             -
        Variable Universal Life Accumulator II            7,470           372           4,129           114
        Variable Universal Life Income                   10,874         2,708           8,529           677

     Principal LifeTime 2020 Division:
        Benefit Variable Universal Life                  32,015        12,361               -             -
        Executive Variable Universal Life               159,245       109,663               -             -
        Variable Universal Life Accumulator II           15,367         3,681          23,745           619
        Variable Universal Life Income                   78,905        10,743          24,578         2,219

     Principal LifeTime 2030 Division:
        Benefit Variable Universal Life                  15,269         3,674               -             -
        Executive Variable Universal Life               102,693        57,891               -             -
        Variable Universal Life Accumulator II           43,525         5,423           9,719         2,351
        Variable Universal Life Income                  119,178        32,188          40,761         4,490

     Principal LifeTime 2040 Division:
        Benefit Variable Universal Life                   5,108         2,395               -             -
        Executive Variable Universal Life                21,828        16,958               -             -
        Variable Universal Life Accumulator II           40,239        21,965          15,583         7,125
        Variable Universal Life Income                  108,425        21,912          18,745         3,247

     Principal LifeTime 2050 Division:
        Benefit Variable Universal Life                   3,486         1,766               -             -
        Executive Variable Universal Life                24,954        12,997               -             -
        Variable Universal Life Accumulator II           21,853        13,105          18,302         1,509
        Variable Universal Life Income                   81,018        11,295           9,325         1,843

     Putnam VT Growth & Income Class IB Division:
        Benefit Variable Universal Life                  18,759        21,278          13,402         9,738
        Executive Variable Universal Life                73,373        70,544           9,490         4,029

     Putnam VT International Equity Class IB
        Division:
        Benefit Variable Universal Life                  67,101        52,163          30,934        19,891
        Executive Variable Universal Life               293,342       255,905          82,704        59,246

     Putnam VT Voyager Class IB Division:
        Benefit Variable Universal Life                   4,520         3,905           8,441        10,741
        Executive Variable Universal Life               151,164       132,273          33,631        25,291
        Flex Variable Life                                2,273         2,510             280           614
        PrinFlex Life(R)                                  522,625       643,054         653,822       719,817
        Survivorship Variable Universal Life             25,019       120,158          27,023        36,335
        Variable Universal Life Accumulator              34,984        31,433          43,042        36,465

     Real Estate Securities Division:
        Benefit Variable Universal Life                 199,947       165,586          74,935        50,021
        Executive Variable Universal Life               977,813       868,960         298,923       221,534
        Flex Variable Life                                2,616         2,931           1,456         1,776
        PrinFlex Life(R)                                  839,205       817,919         922,281       861,832
        Survivorship Variable Universal Life              7,620        32,115          16,005        16,087
        Variable Universal Life Accumulator              31,570        24,811          34,839        31,777
        Variable Universal Life Accumulator II           49,860        22,845          48,767        32,804
        Variable Universal Life Income                   26,275         7,395          13,664         1,756

     Short-Term Bond Division:
        Benefit Variable Universal Life                  13,041        10,687          16,658         5,711
        Executive Variable Universal Life               102,655        46,790          45,512        21,721
        Flex Variable Life                                   66           106           2,249            35
        PrinFlex Life(R)                                   18,339        58,698          26,628        30,964
        Survivorship Variable Universal Life              5,101           746             995         7,073
        Variable Universal Life Accumulator              13,256         8,343           2,083         3,402
        Variable Universal Life Accumulator II           19,976        12,804          16,940         5,962
        Variable Universal Life Income                   12,688        11,195          25,805        12,583

     SmallCap Division:
        Benefit Variable Universal Life                  31,499        34,021          28,783        16,958
        Executive Variable Universal Life               167,372       152,889          74,647        60,550
        Flex Variable Life                                3,837         3,281           3,186         2,696
        PrinFlex Life(R)                                  283,209       280,501         342,925       324,107
        Survivorship Variable Universal Life              3,425         5,022           5,515         4,970
        Variable Universal Life Accumulator             146,927        33,065         160,215        27,351
        Variable Universal Life Accumulator II           24,245        25,975          26,297         7,561
        Variable Universal Life Income                   14,712         3,647           9,662         1,144

     SmallCap Growth Division:
        Benefit Variable Universal Life                  51,795        37,284          10,670         3,654
        Executive Variable Universal Life               367,446       309,027         131,498        88,376
        Flex Variable Life                                5,828         1,892           3,169         2,319
        PrinFlex Life(R)                                  503,942       522,966         579,322       547,966
        Survivorship Variable Universal Life             18,273        31,272          19,125        16,818
        Variable Universal Life Accumulator              22,764        28,091          23,983        17,811
        Variable Universal Life Accumulator II           46,210        24,985          42,818        19,244
        Variable Universal Life Income                   21,329         5,441           8,263           988

     SmallCap Value Division:
        Benefit Variable Universal Life                 163,379       151,871          63,706        36,893
        Executive Variable Universal Life               978,668       913,497         453,135       320,991
        Flex Variable Life                                1,882         3,603           1,801         1,357
        PrinFlex Life(R)                                  643,680       746,474         860,228       840,378
        Survivorship Variable Universal Life             10,711         7,458          13,632        10,716
        Variable Universal Life Accumulator              28,070        24,730          29,215        22,118
        Variable Universal Life Accumulator II           38,476        19,291          38,007        13,995
        Variable Universal Life Income                   25,165         6,688           9,950         1,075

     Summit Russell 2000 Small Cap Index Division:
        Benefit Variable Universal Life                   9,135         5,281               -             -
        Executive Variable Universal Life                44,240        24,998               -             -

     T. Rowe Price Equity Income II Division:
        Executive Variable Universal Life                 2,776             9               -             -

     Vanguard VIF Balanced Division:
        Benefit Variable Universal Life                 511,271       416,660         187,013       122,441
        Executive Variable Universal Life             1,898,786     1,656,289         730,206       522,395

     Vanguard VIF Equity Index Division:
        Benefit Variable Universal Life                 408,477       340,150         200,775       128,092
        Executive Variable Universal Life             2,750,881     2,512,019       1,377,257     1,193,122

     Vanguard VIF Mid-Cap Index Division:
        Benefit Variable Universal Life                 245,820       188,478         100,887        47,304
        Executive Variable Universal Life               999,584       889,712         399,281       258,695

     Wells Fargo Advantage VT Asset Allocation
        Division:
        Benefit Variable Universal Life                   2,087         1,472             801           514
        Executive Variable Universal Life                45,805        26,559           7,361         1,259
        Flex Variable Life                                    -             -             347             -
        PrinFlex Life(R)                                   17,104        18,224          22,245        34,761
        Survivorship Variable Universal Life                116           146             595           148
        Variable Universal Life Accumulator               4,729         1,574           5,634         1,729
        Variable Universal Life Accumulator II            7,217         3,383           8,564         2,226
        Variable Universal Life Income                    7,377         1,042           5,564           546

     Wells Fargo Advantage VT Equity Income
        Division:
        Executive Variable Universal Life                    87         1,956              93            41
        PrinFlex Life(R)                                    5,575         3,628           1,966         1,224
        Survivorship Variable Universal Life                114           147             615           153
        Variable Universal Life Accumulator                 919           913           1,473         1,501
        Variable Universal Life Accumulator II            3,993         1,771           8,312         3,124
        Variable Universal Life Income                    6,300           955           5,960           699

     Wells Fargo Advantage VT Large Company Growth
        Division:
        Benefit Variable Universal Life                   3,280         2,636             172            12
        Executive Variable Universal Life                79,194        90,088          80,307        38,064
        PrinFlex Life(R)                                    1,558         3,761           4,180         3,638
        Survivorship Variable Universal Life                222            41             130            36
        Variable Universal Life Accumulator                 828         1,455             928           358
        Variable Universal Life Accumulator II            5,865         2,414           8,947         1,745
        Variable Universal Life Income                    1,198           504           2,522           165



6. Financial Highlights

Principal Life sells a number of variable life insurance products, which have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

Effective with the 2001 annual financial statements, the Separate Account has presented the following disclosures required by AICPA Audit and Accounting Guide for Investment Companies. The following table was developed by determining which products issued by Principal Life have the lowest and highest total return. Only product designs within each sub account that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Company as contract owners may not have selected all available and applicable contract options as discussed in Note 2.

                                                                        For the Year Ended December 31,
                                        December 31                             Except as Noted
                           ---------------------------------------- -------------------------------------------
                                     Unit Fair Value                                Expense          Total
                                     Corresponding to      Net       Investment    Ratio (2)       Return (3)
                              Units  Lowest to Highest   Assets       Income       Lowest to       Lowest to
         Division            (000's)  Expense Ratio      (000's)       Ratio (1)    Highest         Highest
     --------------------------------------------------------------- ------------------------------------------

     AIM V.I. Capital
        Appreciation
        Series I Division:
          2006 (9)             294    $9.96 to $9.91     $2,929         0.08%       0.0% to 0.75%        -%

     AIM V.I. Capital
        Appreciation
        Series II Division:
          2006 (9)              42         9.95             421          -              0.00              -

     AIM V.I. Core Equity
        Series I Division:
          2006                 615    11.80 to 11.31      7,253        0.70    0.00 to 0.75     9.16 to 15.83
          2005                 182     10.11 to 9.77      1,842        1.71    0.00 to 0.75      5.31 to 4.60
          2004                 138     9.60 to 9.34       1,322        0.95    0.00 to 0.75      8.97 to 8.10
          2003                 138     8.81 to 8.64       1,218        1.20    0.00 to 0.75     24.44 to 23.61
          2002                  90     7.08 to 6.99         641        0.52    0.00 to 0.75   (15.61) to (16.29)

     AIM V.I. Core Equity
        Series II Division:
          2006                 184         17.23          3,165        0.82       0.00             16.42
          2005                  16    14.79 to 14.80        237        1.70       0.00          3.35 to 5.11
          2004                   8    14.08 to 14.31        107        1.24       0.00         8.64 to 10.84
          2003 (5)               3         12.96             41        1.92       0.00             31.84

     AIM V.I. Dynamics
        Series I Division:
          2006                 105   $11.01 to $10.55    $1,161           -%  0.00% to 0.75% 16.11% to 15.25%
          2005                  76         9.48             722          -         0.00       10.75 to 11.01
          2004                  66     8.54 to 8.39         561          -     0.00 to 0.75   13.38 to 11.57
          2003                  73     7.55 to 7.52         555          -     0.00 to 0.75   37.77 to 39.00
          2002                                                                                  (31.93) to
                                32         5.48             174          -         0.00           (24.73)

     AIM V.I. Global
        Health Care Series
        I Division:
          2006                 502    11.77 to 11.29      5,911          -     0.00 to 0.75    5.23 to 4.45
          2005                 490    11.19 to 10.81      5,478          -     0.00 to 0.75    8.64 to 7.35
          2004                 389    10.30 to 10.07      4,028          -     0.00 to 0.75    10.04 to 6.79
          2003                 303     9.62 to 9.43       2,913          -     0.00 to 0.75   33.43 to 26.75
          2002                                                                                  (15.49) to
                               147     7.53 to 7.44       1,108        0.15    0.00 to 0.75       (24.70)

     AIM V.I.
        International
        Growth Series I
        Division:
          2006                 237         19.66          4,653        1.23        0.00            28.23
          2005                 135         15.33          2,070        1.08        0.00            17.92
          2004                  49         13.00            642        1.31        0.00            24.05
          2003 (4)               2         10.48             16        0.69        0.00            29.06

     AIM V.I. Mid Cap Core
        Equity Series II
        Division:
          2006                   -         11.26              -        -           0.00            11.05
          2005 (8)               -         10.14              -        -           0.00              -

     AIM V.I. Small Cap
        Growth Series I
        Division:
          2006                 285    10.69 to 10.25      3,047          -     0.00 to 0.75   14.13 to 13.28
          2005                 275     9.37 to 9.06       2,578          -     0.00 to 0.75    5.28 to 4.62
          2004                 223     8.90 to 8.66       1,982          -     0.00 to 0.75   13.94 to 13.05
          2003                 150     7.82 to 7.66       1,170          -     0.00 to 0.75   33.45 to 32.07
          2002                                                                                  (23.30) to
                                73     5.86 to 5.80         427          -     0.00 to 0.75       (31.52)

     AIM V.I. Technology
        Series I Division:
          2006                 428    $6.50 to$ 6.23     $2,783           -%  0.00% to 0.75%  10.48% to 9.66%
          2005                 424     5.88 to 5.68       2,496          -     0.00 to 0.75    2.26 to 1.43
          2004                 388     5.75 to 5.60       2,233          -     0.00 to 0.75    4.73 to 3.70
          2003                 300     5.50 to 5.40       1,651          -     0.00 to 0.75   45.12 to 44.39
          2002                                                                                  (35.98) to
                               114     3.79 to 3.74         433          -     0.00 to 0.75       (47.25)

     American Century VP
        Income & Growth
        Division:
          2006                 329    13.04 to 12.51      4,291        1.75    0.00 to 0.75   17.09 to 16.21
          2005                 357    11.14 to 10.76      3,977        1.78    0.00 to 0.75    4.60 to 3.86
          2004                 286    10.65 to 10.36      3,042        1.34    0.00 to 0.75   13.06 to 12.12
          2003                 249     9.42 to 9.24       2,348        1.14    0.00 to 0.75   29.40 to 28.51
          2002                                                                                  (19.38) to
                               161     7.28 to 7.19       1,174        0.66    0.00 to 0.75       (20.02)

     American Century VP
        Ultra Division:
          2006                                                                                    (3.28) to
                               265     9.70 to 9.30       2,574          -     0.00 to 0.75       (4.00)
          2005                 276     10.03 to 9.69      2,769          -     0.00 to 0.75    2.14 to 1.36
          2004                 229     9.82 to 9.56       2,246          -     0.00 to 0.75    10.71 to 9.89
          2003                 139     8.87 to 8.70       1,235          -     0.00 to 0.75   24.75 to 23.76
          2002                                                                                  (22.63) to
                                74     7.11 to 7.03         528        0.27    0.00 to 0.75       (23.17)

     American Century VP
        II Income & Growth
        Division:
          2006                 151         14.47          2,186        1.36        0.00            16.81
          2005                  96         12.39          1,191        1.32        0.00        4.56 to 4.73
          2004                  44    11.83 to 11.85        521        0.48        0.00       11.00 to 12.54
          2003                   7         10.53             73        0.32        0.00       29.20 to 36.58
          2002 (4)               -         8.15               -          -         0.00              -

     American Century VP
        II International
        Division:
          2006                  57         16.01            913        1.27        0.00            24.74
          2005                  40         12.84            513        0.95        0.00            13.13
          2004                  36         11.35            405        0.19        0.00            14.76
          2003                  11         9.89             112          -         0.00            24.40
          2002 (4)               -         7.95               -          -         0.00              -

     American Century VP
        II MidCap Value
        Division:
          2006                   2        $12.31            $30        1.28%      0.00%            20.23%
          2005 (8)               -          10.24             -           -       0.00                 -

     American Century VP
        II Ultra Division:
          2006                 190         10.78          2,052           -        0.00            (3.39)
          2005                 129         11.15          1,443          -         0.00         1.73 to 1.92
          2004                  69    10.94 to 10.96        756          -         0.00        10.62 to 13.22
          2003                  31         9.89             302          -         0.00        24.87 to 31.69
          2002 (4)              10         7.92              76        0.14        0.00           (19.92)

     American Century VP
        II Value Division:
          2006                 781    15.48 to 14.95    12,096         0.99    0.00 to 0.75    18.46 to 17.58
          2005                 550    13.07 to 12.71      7,183        0.49    0.00 to 0.75     4.98 to 4.01
          2004                 260    12.45 to 12.22      3,240        0.64    0.00 to 0.75    10.77 to 13.36
          2003                 129    10.91 to 10.78      1,410        0.65    0.00 to 0.75    38.28 to 27.88
          2002 (4)              41         8.47             345          -         0.00           (14.36)

     American Century VP
        II Vista Division:
          2006                   -          11.00             4          -          0.00            8.88
          2005 (8)               -          10.10             -          -          0.00               -

     Asset Allocation
        Division:
          2006                 930    20.09 to 12.66     18,155        0.75    0.00 to 0.75    12.77 to 11.93
          2005                 947    17.81 to 11.31     16,413        1.59    0.00 to 0.75     6.01 to 5.01
          2004                 952    16.80 to 10.77     15,589        3.16    0.00 to 0.75     9.02 to 7.70
          2003                 906    15.52 to 10.00     13,695        1.67    0.00 to 0.75    25.77 to 20.63
          2002                 647     9.44 to 8.29       7,972          -     0.00 to 0.75  (12.92) to (13.56)

     Balanced Division:
          2006               1,110    12.51 to 35.99     19,877        2.33    0.00 to 0.75    11.44 to 10.61
          2005               1,144    14.95 to 32.54     18,459        2.42    0.00 to 0.75     6.79 to 5.99
          2004               1,122    10.52 to 30.70     17,088        2.02    0.00 to 0.75    10.04 to 9.21
          2003               1,074    12.73 to 28.11     15,053        2.71    0.00 to 0.75    22.05 to 17.96
          2002                 997     8.04 to 23.83     11,973        3.09    0.00 to 0.75  (13.17) to (13.85)

     Bond Division:
          2006               2,601   $15.08 to $33.01   $46,101        3.77%  0.00% to 0.75%  4.65% to 3.87%
          2005               2,326    14.41 to 31.78     39,645        4.33    0.00 to 0.75    2.49 to 1.73
          2004               2,048    16.15 to 31.24     34,208        4.43    0.00 to 0.75    2.34 to 4.20
          2003               1,833    13.40 to 29.98     29,416        3.72    0.00 to 0.75    4.61 to 3.81
          2002               1,438    12.81 to 28.88     22,060        3.99    0.00 to 0.75    9.30 to 8.45

     Capital Value
            Division:
          2006               3,309    13.46 to 50.08     69,287        1.48    0.00 to 0.75   19.95 to 19.06
          2005               3,216    16.62 to 42.06     56,597        0.01    0.00 to 0.75    6.95 to 6.00
          2004               3,009    15.54 to 39.68     50,378        1.51    0.00 to 0.75   13.18 to 11.52
          2003               2,785    13.85 to 35.58     42,124        1.53    0.00 to 0.75   31.65 to 24.58
          2002                                                                                  (13.62) to
                             2,447    11.04 to 28.56     30,091        1.60        0.00           (14.31)

     Diversified
        International
        Division:
          2006               4,087    22.43 to 17.40      90,574       1.09    0.00 to 0.75   27.96 to 27.01
          2005               3,529    13.36 to 13.70     61,107        0.96    0.00 to 0.75   23.82 to 22.87
          2004               3,057    14.16 to 11.15     42,718        0.93    0.00 to 0.75   21.03 to 20.15
          2003               2,654     11.70 to 9.28     30,677        0.96    0.00 to 0.75   39.45 to 31.44
          2002                                                                                  (16.06) to
                             2,201     6.74 to 7.06      19,209        0.43    0.00 to 0.75       (16.75)

     Dreyfus IP Core Value
        Service Shares
        Division:
          2006                 105         14.32          1,497        1.09        0.00            21.16
          2005                  97         11.82          1,146        0.32        0.00            5.25
          2004                  90         11.23          1,012        1.06        0.00            11.52
          2003                  45         10.07            457        0.65        0.00            28.12
          2002 (4)               3         7.86              22        0.48        0.00           (20.61)

     Dreyfus IP Founders
        Discovery Initial
        Shares Division:
          2006                 105     9.39 to 9.00         987          -     0.00 to 0.75    5.82 to 5.03
          2005                 118     8.89 to 8.58       1,044          -     0.00 to 0.75   0.00 to (0.81)
          2004                 111     8.88 to 8.65         983          -     0.00 to 0.75    9.90 to 8.94
          2003                  66     8.09 to 7.94         533          -     0.00 to 0.75   36.20 to 35.26
          2002                                                                                  (33.18) to
                                28     5.94 to 5.95         167          -         0.00           (27.88)

     Dreyfus IP Founders
        Growth Initial
        Shares Division:
          2006                  13        $12.60           $169        0.25%      0.00%           13.76%
          2005                   6         11.07             68        0.27        0.00            4.63
          2004                   3         10.58             36        2.57        0.00            7.85
          2003                   -          9.81               -         -          0.00           30.69
          2002 (4)               -         7.51                -         -         0.00                -

     Dreyfus Socially
        Responsible Growth
        Service Shares
        Division:
          2006                   6         11.16             72          -         0.00            8.96
          2005                   6         10.25             66          -         0.00            3.43
          2004                   3         9.91              32        0.19        0.00            5.88
          2003                   2         9.36              16          -         0.00            25.81
          2002 (4)               -         7.44                -         -         0.00              -

     Dreyfus VIF
        Appreciation
        Service Shares
        Division:
          2006                             12.64
                                65                     823             1.32        0.00            16.21
          2005                  64         10.88            692          -         0.00        4.11 to 4.21
          2004                  36    10.44 to 10.45        371        2.50        0.00        4.71 to 4.92
          2003                   5     9.96 to 9.97          46        4.05        0.00       20.73 to 20.83
          2002 (4)                         8.25               -          -         0.00              -

     Dreyfus VIF
        Developing Leaders
        Service Shares
        Division:
          2006                 258         12.12          3,134        0.14        0.00            3.52
          2005                 227         11.71          2,653          -         0.00        5.50 to 5.59
          2004                 183    11.09 to 11.10      2,027          -         0.00       11.01 to 14.79
          2003                  99         9.99             991          -         0.00       31.27 to 38.37
          2002 (4)               2         7.61              15          -         0.00           (22.90)

     Dreyfus VIF Quality
        Bond Service
        Shares Division:
          2006                  69        $12.18           $841        4.45%      0.00%            3.90%
          2005                 104         11.72          1,220        3.31        0.00            2.27
          2004                  51         11.46            589        3.93        0.00        3.06 to 3.24
          2003                   8    11.10 to 11.12         93        3.48        0.00        4.62 to 4.81
          2002 (4)               -         10.61              -          -         0.00              -

     Equity Growth
        Division:
          2006               4,817     17.58 to 9.83     82,212          -     0.00 to 0.75    6.21 to 5.42
          2005               4,923     9.95 to 9.32      79,040          -     0.00 to 0.75    7.57 to 6.76
          2004               4,915     15.39 to 8.73     73,342        0.57    0.00 to 0.75    15.11 to 8.45
          2003               4,706     14.08 to 8.05     64,209        0.49    0.00 to 0.75   31.84 to 25.00
          2002                                                                                  (21.34) to
                             3,734     11.17 to 6.44     40,551        0.29    0.00 to 0.75       (28.21)

     Equity Income
        Division:
          2006                 493    15.71 to 10.77      7,616        2.21    0.00 to 0.75   21.30 to 20.39
          2005                 422     10.76 to 8.94      5,377        0.10    0.00 to 0.75    8.69 to 7.84
          2004                 355     11.92 to 8.29      4,141        4.01    0.00 to 0.75   14.84 to 16.76
          2003                 307     10.14 to 7.10      3,041        4.68    0.00 to 0.75   18.74 to 12.88
          2002                                                                                  (12.53) to
                               244     7.40 to 6.29       2,127        5.11    0.00 to 0.75       (13.24)

     Fidelity VIP
        Equity-Income
        Initial Class
        Division:
          2006               1,847    23.04 to 13.50      41,081       3.30    0.00 to 0.75   20.19 to 19.30
          2005               2,066    12.81 to 11.32     37,806        1.57    0.00 to 0.75    5.87 to 5.11
          2004               1,980    18.11 to 10.77     34,571        1.41    0.00 to 0.75   11.58 to 10.69
          2003               1,765     10.85 to 9.73     27,696        1.60    0.00 to 0.75   30.41 to 29.39
          2002                                                                                  (16.93) to
                             1,489     12.46 to 7.52     17,928        1.58    0.00 to 0.75       (17.63)

     Fidelity VIP Equity-
        Income Service
        Class 2 Division:
          2006                 966         14.78         14,282        2.93        0.00            19.93
          2005                 682         12.32          8,404        1.18        0.00        5.48 to 5.57
          2004                 425    11.67 to 11.68      4,958        0.73        0.00       10.93 to 11.24
          2003                 150         10.50          1,573        1.49        0.00       30.11 to 39.07
          2002 (4)               9         8.07              71          -         0.00           (18.57)

     Fidelity VIP Growth
        Service Class 2
        Division:
          2006                 604   $11.40 to $11.01    $6,886        0.15%  0.00% to 0.75%  6.57% to 5.78%
          2005                 552    10.70 to 10.40      5,911        0.24    0.00 to 0.75    5.52 to 4.63
          2004                 457     10.14 to 9.94      4,634        0.09    0.00 to 0.75    10.58 to 2.26
          2003                 194     9.83 to 9.72       1,909        0.03    0.00 to 0.75   39.24 to 31.71
          2002 (4)                                                                              (24.62) to
                                21     7.44 to 7.38         153          -     0.00 to 0.75       (25.23)

     Fidelity VIP High
        Income Initial
        Class Division:
          2006                 497    11.35 to 14.23      6,628        7.86    0.00 to 0.75   11.24 to 10.41
          2005                 538    10.20 to 12.88      6,462       14.79    0.00 to 0.75    2.72 to 1.90
          2004                 534     9.93 to 12.64      6,248        7.98    0.00 to 0.75    9.60 to 8.78
          2003                 515     9.06 to 11.62      5,508        5.93    0.00 to 0.75   27.25 to 26.44
          2002                 393     8.44 to 9.19       3,291        9.99    0.00 to 0.75    3.43 to 2.57

     Fidelity VIP High
        Income Service
        Class 2 Division:
          2006                 273         16.22          4,431        9.52        0.00            11.02
          2005                 175         14.61          2,559       13.92        0.00       (14.06) to 2.31
          2004                  90    14.28 to 17.00      1,290        4.29        0.00        9.43 to 27.15
          2003                  26         13.05            346        4.90        0.00       23.11 to 26.70
          2002 (4)               -         10.30              -          -         0.00              -

     Fidelity VIP II Asset
        Manager Service
        Class 2 Division:
          2006                  95         12.80          1,214        2.20        0.00            7.14
          2005                  78         11.95            931        2.71        0.00        3.73 to 3.82
          2004                  73    11.51 to 11.52        843        1.89        0.00        5.11 to 5.21
          2003                  49         10.95            538        0.40        0.00            17.62
          2002 (4)               -         9.31               -          -         0.00             --

     Fidelity VIP II
        Contrafund Initial
        Class Division:
          2006               3,290   $16.35 to $15.78   $89,418        1.28%  0.00% to 0.75% 11.72% to 10.88%
          2005               3,384    14.63 to 14.23     82,291        0.28    0.00 to 0.75   16.95 to 16.07
          2004               3,296    21.56 to 12.26     68,673        0.32    0.00 to 0.75   15.48 to 14.58
          2003               3,121    18.67 to 10.70     56,443        0.43    0.00 to 0.75   28.49 to 27.53
          2002               2,849     8.44 to 8.39      40,122        0.80    0.00 to 0.75  (9.34) to (10.08)

     Fidelity VIP II
        Contrafund Service
        Class 2 Division:
          2006               1,503         16.55         24,881        1.01        0.00            11.43
          2005                 828         14.85         12,302        0.08        0.00       16.56 to 16.65
          2004                 353    12.74 to 12.73      4,493        0.08        0.00       14.67 to 15.19
          2003                  71         11.06            785        0.07        0.00       28.16 to 34.55
          2002 (4)               4         8.63              32          -         0.00           (13.00)

     Fidelity VIP III Mid
        Cap Service Class
        2 Division:
          2006                 854         19.53        16,681         0.16        0.00            12.40
          2005                 653         17.37         11,344          -         0.00            18.00
          2004                 315         14.72          4,632          -         0.00       22.16 to 24.64
          2003                  89         11.81          1,045        0.23        0.00       38.29 to 43.50
          2002 (4)               3         8.54              28          -         0.00           (14.60)

     Franklin Income
        Securities Class 2
        Division:
          2006                 330         17.07          5,632        3.06        0.00            18.24
          2005                 331         14.44          4,772        3.29        0.00            1.62
          2004                  87         14.21          1,231        2.27        0.00            13.86
          2003                  18         12.48            230        1.67        0.00            31.78
          2002 (4)               1         9.47               7          -         0.00           (5.68)

     Franklin Mutual
        Discovery
        Securities Class 2
        Division:
          2006                 294        $18.31        $5,390         0.96%        0.00%           23.05%
          2005                 207         14.88          3,082        1.14        0.00            15.98
          2004                  69         12.83            884        0.79        0.00            18.25
          2003                  18         10.85            195        1.83        0.00            29.01
          2002 (4)               2         8.41              15          -         0.00           (15.65)

     Franklin Mutual
        Shares Class 2
        Division:
          2006                 267         15.63          4,179        1.29        0.00            18.38
          2005                 138         13.21          1,825        0.95        0.00            10.54
          2004                 112         11.95          1,334        0.82        0.00            12.63
          2003                  51         10.61            536        1.11        0.00            25.27
          2002 (4) (10)          -         8.47               2          -         0.00           (14.96)

     Franklin Rising
        Dividends
        Securities Class 2
        Division:
          2006                 240         14.37          3,447        1.01        0.00            17.12
          2005                 229         12.27          2,808        1.00        0.00            3.37
          2004                 182         11.87          2,163        0.67        0.00            11.04
          2003                  75         10.69            796        0.91        0.00            24.59
          2002 (4)              18         8.58             155          -         0.00           (13.25)

     Franklin Small Cap
        Value Securities
        Class 2 Division:
          2006                 273         16.68          4,551        0.63        0.00            16.98
          2005                 173         14.26          2,470        0.76        0.00            8.77
          2004                 121         13.11          1,582        0.17        0.00            23.68
          2003                  53         10.60            562        0.23        0.00            32.17
          2002 (4)              10         8.02              82          -         0.00           (19.56)

     Franklin Templeton
        Developing Markets
        Securities Class 2
        Division:
          2006                  65         13.65            889        1.20        0.00            28.09
          2005 (8)               6         10.65             63          -         0.00            6.50

     Goldman Sachs
        Structured Small
        Cap Equity Service
        Class I Division:
          2006                  29        $11.15         $320          0.99%        0.00%           12.27%
          2005 (8)               6         9.93              61          -          0.00            (1.88)

     Government & High
        Quality Bond
        Division:
          2006               1,672    14.85 to 12.27     28,513        4.08    0.00 to 0.75    4.23 to 3.45
          2005               1,808    14.25 to 11.86     29,297        4.20    0.00 to 0.75    2.00 to 1.28
          2004               1,753    16.23 to 11.71     27,666        4.45    0.00 to 0.75    1.50 to 2.72
          2003               1,757    13.24 to 11.40     26,738        3.24    0.00 to 0.75    1.89 to 1.15
          2002               1,585    15.39 to 11.27     23,672        2.91    0.00 to 0.75    8.84 to 7.95

     Growth Division:
          2006               1,938     8.83 to 9.89      25,963        0.25    0.00 to 0.75    9.92 to 9.10
          2005               1,892     12.62 to 9.06     23,025        0.66    0.00 to 0.75   12.38 to 11.30
          2004               1,841     11.23 to 8.14     19,950        0.31    0.00 to 0.75    12.08 to 3.96
          2003               1,783     10.29 to 7.83     17,715        0.20    0.00 to 0.75   30.25 to (3.81)
          2002                                                                                  (29.09) to
                             1,589     8.14 to 5.18      12,492        0.02        0.00           (29.14)

     International
        Emerging Markets
        Division:
          2006                 577    29.21 to 28.21     16,848          -     0.00 to 0.75   38.32 to 37.29
          2005                 425    21.11 to 20.55      8,966        1.50    0.00 to 0.75   34.29 to 33.27
          2004                 197    15.73 to 15.42      3,101        0.86    0.00 to 0.75   29.15 to 23.95
          2003                  82    12.59 to 12.44      1,036        1.41    0.00 to 0.75   57.97 to 56.09
          2002 (4)                                                                              (19.17) to
                                19     8.01 to 7.97         152        0.35    0.00 to 0.75       (19.58)

     International
        SmallCap Division:
          2006               1,631    29.22 to 23.06     55,554        0.50    0.00 to 0.75   30.38 to 29.41$
          2005               1,589    26.36 to 17.82     41,268        0.49    0.00 to 0.75   29.22 to 28.20
          2004               1,264    20.40 to 13.90     25,361        0.69    0.00 to 0.75   21.65 to 29.18
          2003                 951    15.68 to 10.76     14,705        1.26    0.00 to 0.75   60.49 to 53.06
          2002                                                                                  (16.18) to
                               801     8.65 to 7.03       8,023        0.24    0.00 to 0.75       (16.90)

     Janus Aspen Balanced
        Service Shares
        Division:
          2006                  29        $13.56           $397        2.01%        0.00%           10.41%
          2005                   7    12.28 to 12.29         83        2.31         0.00       7.62 to 7.90
          2004                   4    11.39 to 11.41         47        1.49         0.00       8.06 to 8.25
          2003                  19         10.54            198        2.00         0.00           13.70
          2002 (4)               -         9.27               -          -          0.00             -

     Janus Aspen Flexible
        Bond Service
        Shares Division:
          2006                 256         12.71          3,260        3.98        0.00            3.98
          2005                 244         12.23          2,985        5.16        0.00        1.66 to 1.75
          2004                 202    12.02 to 12.03      2,429        6.44        0.00        3.71 to 3.80
          2003                 177         11.59          2,053        4.91        0.00            6.14
          2002 (4)               2         10.92             24        2.96        0.00            8.98

     Janus Aspen
        Fundamental Equity
        Service Shares
        Division:
          2006                 128         14.29          1,834        0.08        0.00            9.69
          2005                  81         13.03          1,049        0.02        0.00            15.31
          2004                  34         11.30            379          -         0.00            13.23
          2003                  29         9.98             288        0.28        0.00            25.06
          2002                   1         7.98               9        0.14        0.00           (19.39)

     Janus Aspen
        International
        Growth  Service
        Shares Division:
          2006                  33         23.96            791        2.21        0.00            46.63
          2005                   2    16.33 to 16.34         38        4.00        0.00       31.91 to 31.99
          2004                   -         12.39              -          -         0.00            18.69
          2003                   -         10.44              -          -         0.00            34.53
          2002 (4)               -         7.76               -          -         0.00              -

     Janus Aspen Mid Cap
        Growth Service
        Shares Division:
          2006                 356   $11.21 to $10.75    $3,986           -%  0.00% to 0.75% 13.31% to 12.46%
          2005                 382     9.89 to 9.56       3,774          -     0.00 to 0.75   12.00 to 11.29
          2004                 324     8.83 to 8.59       2,857          -     0.00 to 0.75   20.46 to 19.47
          2003                 284     7.33 to 7.19       2,079          -     0.00 to 0.75   34.74 to 33.89
          2002                                                                                  (18.93) to
                               170     5.44 to 5.37         925          -     0.00 to 0.75       (28.69)

     Janus Aspen Worldwide
        Growth Service
        Shares Division:
          2006                  62         12.54            777        1.63        0.00            17.94
          2005                  53         10.63            562        1.26        0.00            5.56
          2004                  40         10.07            406        1.40        0.00            4.46
          2003                   9         9.64              88        0.95        0.00            23.75
          2002 (4)               1         7.79               5        0.68        0.00           (21.55)

     JP Morgan Bond
        Division:
          2006                 126         12.40          1,560        3.24        0.00            4.14
          2005                  57         11.91            683        3.11        0.00            2.85
          2004                  26         11.58            306        1.85        0.00            4.23
          2003                   5         11.11             56        1.62        0.00            3.73
          2002 (4)         -             10.71          -        -           0.00              -

     JP Morgan Small
        Company Division:
          2006                 159         15.83          2,516          -         0.00            15.01
          2005                 116         13.77          1,591          -         0.00            3.46
          2004                  66         13.31            872          -         0.00            27.13
          2003                  25         10.47            262          -         0.00            35.97
          2002 (4)               5         7.70              36          -         0.00           (21.99)

     LargeCap Blend
        Division:
          2006                 751    13.78 to 13.31     10,347        0.62    0.00 to 0.75   15.82 to 14.95
          2005                 588    11.90 to 11.58      6,999        0.01    0.00 to 0.75    4.85 to 3.95
          2004                 388    11.36 to 11.14      4,411        1.24    0.00 to 0.75    11.15 to 9.54
          2003                 229    10.30 to 10.17      2,358        0.95    0.00 to 0.75   30.71 to 22.97
          2002 (4)                                                                              (15.59) to
                                71     8.34 to 8.27         590        0.85    0.00 to 0.75       (16.30)

     LargeCap Growth
        Equity Division:
          2006               1,270   $13.91 to $13.54   $17,657           -%  0.00% to 0.75%  2.73% to 1.97%
          2005               1,047    13.54 to 13.27     14,168        0.17    0.00 to 0.75    3.75 to 2.79
          2004                 806    13.05 to 12.91     10,535        0.29    0.00 to 0.75    8.84 to 2.40
          2003 (6)             551    12.66 to 12.60      6,981          -     0.00 to 0.75   18.21 to 17.65

     LargeCap Stock Index
        Division:
          2006               3,618    11.64 to 11.38    42,105         1.32    0.00 to 0.75   15.57 to 14.71
          2005               3,663     10.07 to 9.92     36,888        0.02    0.00 to 0.75    4.46 to 3.66
          2004               3,215     9.64 to 9.57      30,994        1.58    0.00 to 0.75    11.19 to 9.62
          2003               2,829         8.73          24,713        1.27    0.00 to 0.75   35.14 to 27.26
          2002                                                                                  (22.46) to
                             2,627     6.80 to 6.86      17,883        1.20    0.00 to 0.75       (23.01)

     LargeCap Value
        Division:
          2006               1,149    15.57 to 15.04     17,887        0.86    0.00 to 0.75   21.55 to 20.64
          2005                 733    12.81 to 12.47      9,392        0.01    0.00 to 0.75    5.43 to 4.61
          2004                 480    12.15 to 11.92      5,836        1.71    0.00 to 0.75   11.47 to 10.88
          2003                 271    10.75 to 10.62      2,909        1.81    0.00 to 0.75   35.73 to 27.34
          2002 (4)                                                                              (15.34) to
                                61     8.39 to 8.34         513        2.13    0.00 to 0.75       (15.84)

     MFS VIT Emerging
        Growth Service
        Class Division:
          2006                  29         12.89            373          -         0.00            7.61
          2005                  19         11.97            228          -         0.00            8.92
          2004                  14         10.99            157          -         0.00       12.60 to 12.72
          2003                   5         9.76              49          -         0.00       29.83 to 29.96
          2002 (4)               2         7.51              17          -         0.00           (23.83)

     MFS VIT Global Equity
        Service Class
        Division:
          2006                  11         12.69            144          -         0.00            24.02
          2005 (8)               -         10.23              -          -         0.00              -

     MFS VIT MidCap Growth
        Service Class
        Division:
          2006                  44        $11.75           $522           -%      0.00%            2.30%
          2005                  43         11.48            488          -         0.00            2.87
          2004                  38         11.16            426          -         0.00            14.34
          2003                  10         9.76              96          -         0.00            36.50
          2002 (4) (10)          -         7.15               -          -         0.00           (27.34)

     MFS VIT New Discovery
        Service Class
        Division:
          2006                 107         12.75          1,370          -         0.00            12.93
          2005                 114         11.29          1,285          -         0.00        4.93 to 5.02
          2004                  81    10.75 to 10.76        868          -         0.00        6.23 to 21.86
          2003                   7         10.12             76          -         0.00       33.33 to 40.75
          2002 (4) (10)          -         7.59               1          -         0.00           (23.02)

     MFS VIT Value Service
        Class Division:
          2006                  82         15.21         1,244         0.76        0.00            20.51
          2005                  47         12.62            589        0.68        0.00            6.41
          2004                  31         11.86            362        0.36        0.00            14.81
          2003                  39         10.33            407        0.06        0.00            24.76
          2002 (4) (10)          -         8.28               3          -         0.00           (16.45)

     MidCap Division:
          2006               2,895    21.92 to 85.84     90,511        1.03    0.00 to 0.75   14.23 to 13.38
          2005               2,943    24.24 to 75.71     81,479          -     0.00 to 0.75    9.24 to 8.39
          2004               2,818    22.19 to 69.85     72,635        1.04    0.00 to 0.75   15.09 to 16.86
          2003               2,533    18.85 to 59.77     56,919        1.09    0.00 to 0.75   39.22 to 31.83
          2002               2,231    14.19 to 45.34     39,117        1.03    0.00 to 0.75  (8.75) to (9.43)

     MidCap Growth
        Division:
          2006               1,223    13.95 to 12.32     17,067          -     0.00 to 0.75    9.65 to 8.83
          2005               1,145    12.72 to 11.32     14,572          -     0.00 to 0.75   13.77 to 12.86
          2004                 985    11.18 to 10.03     11,019          -     0.00 to 0.75   17.93 to 11.07
          2003                 794     10.00 to 9.03      7,945          -     0.00 to 0.75   44.93 to 39.57
          2002                                                                                  (26.22) to
                               486     7.12 to 6.47       3,459          -     0.00 to 0.75       (28.74)

     MidCap Value Division:
          2006               1,250   $18.22 to $17.47   $22,766        0.23%  0.00% to 0.75% 13.28% to 12.43%
          2005               1,090    16.08 to 15.53     17,532          -     0.00 to 0.75    10.59 to 9.68
          2004                 796    14.54 to 14.16     11,580        0.10    0.00 to 0.75   18.89 to 21.75
          2003                 500    11.86 to 11.63      5,934        0.08    0.00 to 0.75   41.70 to 35.55
          2002                 257     8.69 to 8.58       2,230          -     0.00 to 0.75  (9.95) to (10.63)

     Money Market Division:
          2006               5,764    12.46 to 19.76     80,848        4.47    0.00 to 0.75    4.63 to 3.85
          2005               4,884    13.46 to 19.01     65,437        2.59    0.00 to 0.75    2.67 to 1.88
          2004               3,881    11.60 to 18.66     50,588        0.88    0.00 to 0.75    1.05 to 1.00
          2003               3,420    13.00 to 18.64     44,163        0.74    0.00 to 0.75    0.70 to 0.00
          2002               3,413    11.41 to 18.64     43,832        1.34    0.00 to 0.75    1.42 to 0.65

     Neuberger Berman AMT
        Fasciano S Class
        Division:
          2006                   7         10.45             78          -         0.00            5.25
          2005 (8)               -         9.93               -          -         0.00              -

     Neuberger Berman AMT
        Guardian I Class
        Division:
          2006                  19         13.96            261        0.73        0.00            13.38
          2005                  14         12.32            172        0.12        0.00             8.45
          2004                   1         11.36              8        0.16        0.00            15.80
          2003                   -         9.81               -           -        0.00            31.76
          2002 (4)               -         7.45               -           -        0.00              -

     Neuberger Berman AMT
        Partners I Class
        Division:
          2006                  54         11.42            611        0.96        0.00            12.24
          2005 (8)               -         10.18              -           -        0.00              -

     Principal LifeTime
        Strategic Income
        Division:
          2006                  12         12.46             150       0.06        0.00            10.26
          2005                   1    11.29 to 11.32          7        0.13        0.00        4.93 to 5.20
          2004 (7)               -         10.77              -          -         0.00              -

     Principal LifeTime
        2010 Division:
          2006                  58        $12.98           $754        0.02%      0.00%           12.30%
          2005                  12         11.55            137        0.01        0.00            5.67
          2004 (7)               -         10.93              -           -        0.00              -

     Principal LifeTime
        2020 Division:
          2006                 195         13.60          2,652          -         0.00            15.16
          2005                  46         11.81            542        0.01        0.00        6.59 to 6.68
          2004 (7) (10)          -    11.07 to 11.08          4        3.95        0.00       10.26 to 10.36

     Principal LifeTime
        2030 Division:
          2006                 238         13.56          3,224        0.01        0.00            14.83
          2005                  56         11.81            665        0.08        0.00            6.78
          2004 (7)              13         11.06            140        7.05        0.00            10.16

     Principal LifeTime
        2040 Division:
          2006                 148         13.81          2,050        0.02        0.00            15.13
          2005                  36         11.99            433        0.08        0.00            7.25
          2004 (7)              12         11.18            136        3.65        0.00            11.35

     Principal LifeTime
        2050 Division:
          2006                 123         13.88          1,712        0.01        0.00            15.49
          2005                  31         12.02            375        0.07        0.00        7.51 to 7.61
          2004 (7)               7    11.17 to 11.18         77        2.53        0.00       11.25 to 11.35

     Putnam VT Growth &
        Income Class IB
        Division:
          2006                  23         13.95            324        3.50        0.00            15.91
          2005                  23         12.04            276        1.32        0.00            5.24
          2004                  14         11.44            158        1.19        0.00            11.07
          2003                   5         10.30             51        5.15        0.00            27.48
          2002 (4)               1         8.08              10          -         0.00           (18.47)

     Putnam VT
        International
        Equity Class IB
        Division:
          2006                 211        $17.13         $3,621        0.55%      0.00%           27.72%
          2005                 159         13.41          2,132        1.26        0.00            12.22
          2004                 125         11.95          1,488        0.98        0.00            16.13
          2003                  70         10.29            722        0.75        0.00            28.63
          2002 (4)               1         8.00               8          -         0.00           (19.92)

     Putnam VT Voyager
        Class IB Division:
          2006               2,477     9.91 to 8.73      29,288        0.11    0.00 to 0.75    5.44 to 4.65
          2005               2,670     9.40 to 8.34      29,775        0.67    0.00 to 0.75    5.74 to 4.91
          2004               2,733     10.69 to 7.95     28,828        0.24    0.00 to 0.75    5.01 to 4.19
          2003               2,804     8.47 to 7.63      28,108        0.36    0.00 to 0.75   24.93 to 24.07
          2002                                                                                  (21.61) to
                             2,529     8.16 to 6.15      20,229        0.60    0.00 to 0.75       (27.13)

     Real Estate
        Securities
        Division:
          2006               1,556    40.54 to 33.61     63,389        1.46    0.00 to 0.75   36.61 to 35.59
          2005               1,364    29.68 to $24.79    40,749        0.02    0.00 to 0.75   15.98 to 15.03
          2004               1,171    25.59 to 21.55     30,221        2.42    0.00 to 0.75   20.65 to 33.44
          2003                 863    19.04 to 16.15     16,564        3.75    0.00 to 0.75   39.39 to 37.92
          2002                 518    13.71 to 11.71      7,179        3.96    0.00 to 0.75    7.70 to 6.94

     Short-Term Bond
        Division:
          2006                 256    10.81 to 10.52      2,765        2.72    0.00 to 0.75    4.44 to 3.66
          2005                 220    10.35 to 10.15      2,278        1.61    0.00 to 0.75    1.77 to 0.00
          2004                 171    10.17 to 10.15      1,735          -     0.00 to 0.75    1.29 to 1.60
          2003 (6)              11         10.04            107        2.61        0.00            0.26

     SmallCap Division:
          2006               1,819    14.94 to 13.11     27,178        0.15    0.00 to 0.75   12.70 to 11.86
          2005               1,682    13.79 to 11.72     22,304        0.02    0.00 to 0.75    7.07 to 6.26
          2004               1,476    12.39 to 11.03     18,289          -     0.00 to 0.75   22.67 to 18.99
          2003               1,260     10.33 to 9.27     13,044        0.11    0.00 to 0.75   49.49 to 35.72
          2002                                                                                  (25.98) to
                               648     7.55 to 6.83       4,899        0.11    0.00 to 0.75       (27.88)

     SmallCap Growth
        Division:
          2006               1,862    $9.49 to $7.47    $22,043         -%    0.00% to 0.75%  8.97% to 8.16%
          2005               1,785     11.00 to 6.91     19,372          -     0.00 to 0.75    6.80 to 5.82
          2004               1,663     10.30 to 6.53     16,914          -     0.00 to 0.75   19.63 to 10.49
          2003               1,540     9.27 to 5.91      14,060          -     0.00 to 0.75   54.50 to 44.50
          2002                                                                                  (45.83) to
                             1,217     6.37 to 4.09       7,596          -     0.00 to 0.75       (46.25)

     SmallCap Value
        Division:
          2006               1,496    28.96 to 20.13     43,354        0.31    0.00 to 0.75   18.64 to 17.76
          2005               1,479    24.41 to 17.10     36,124        0.04    0.00 to 0.75    6.22 to 5.43
          2004               1,257    22.98 to 16.22     28,904        0.17    0.00 to 0.75   19.63 to 22.23
          2003                 967    18.67 to 13.27     18,054        0.47    0.00 to 0.75   60.95 to 49.44
          2002                 665     12.40 to 8.88      8,247        0.63    0.00 to 0.75  (8.82) to (9.57)

     Summit Russell 2000
        Small Cap Index
        Division:
          2006                  23         11.76            272        0.04        0.00            17.35
          2005 (8)               -         10.02              -           -        0.00              -

     T. Rowe Price Equity Income II Division:
          2006                   3         11.92             33        1.67        0.00            18.65
          2005 (8)               -         10.04              -        -           0.00              -

     Vanguard VIF Balanced
        Division:
          2006                 865         15.00         12,974        2.13        0.00            14.96
          2005                 528         13.04          6,888        1.95        0.00            6.80
          2004                 256         12.21          3,122        1.87        0.00            11.30
          2003                  78         10.97            859        2.18        0.00            20.42
          2002 (4)              14         9.11             130          -         0.00           (8.53)

     Vanguard VIF Equity
        Index Division:
          2006               1,146         13.88         15,900        1.53        0.00            15.71
          2005                 838         12.00         10,057        1.56        0.00            4.80
          2004                 582         11.45          6,657        0.96        0.00            10.84
          2003                 277         10.33          2,861        0.68        0.00            28.48
          2002 (4)              47         8.04             378          -         0.00           (18.54)

     Vanguard VIF Mid-Cap
        Index Division:
          2006                 514        $16.57        $8,510         0.94%      0.00%            13.75%
          2005                 346         14.56          5,046        0.74       0.00             13.93
          2004                 152         12.78          1,946        0.53       0.00             20.34
          2003                  30         10.62            317        0.53       0.00             34.09
          2002 (4)               6         7.92              49          -        0.00            (19.84)

     Wells Fargo Advantage
        VT Asset
        Allocation
        Division:
          2006                 103    14.03 to 13.55      1,442        2.38    0.00 to 0.75   12.14 to 11.30
          2005                  71    12.51 to 12.17        885        2.16    0.00 to 0.75    6.11 to 4.20
          2004                  61    11.79 to 11.92        725        2.14        0.00        8.76 to 9.46
          2003                  38         10.90            417        1.67        0.00       21.52 to 27.49
          2002 (4)              17         8.97             155        1.81        0.00           (9.85)

     Wells Fargo Advantage
        VT Equity Income
        Division:
          2006                  35     13.87 to 13.40       491        1.57        0.00       18.55 to 17.67
          2005                  28         11.70            325        1.49        0.00        5.12 to 5.41
          2004                  16    11.11 to 11.13        179        1.68        0.00       10.64 to 11.43
          2003                  11     9.97 to 10.00        111        1.73        0.00       25.88 to 26.26
          2002 (4)               2         7.92              16        1.73        0.00           (20.00)

     Wells Fargo Advantage
        VT Large Company
        Growth Division:
          2006                  72    10.92 to 10.54        788          -         0.00        2.35 to 1.59
          2005                  81         10.67            863        0.17        0.00        3.39 to 5.75
          2004                  28    10.09 to 10.32        280          -         0.00        3.17 to 13.78
          2003                   5     9.77 to 9.78          53          -         0.00       26.36 to 26.55
          2002 (4)                                                                              (21.12) to
                                 1     7.73 to 7.69           6          -     0.00 to 0.75       (21.53)


     (1) These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the divisions invest. These ratios are annualized for periods less than one year.

     (2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

     (3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

     (4) Commencement of operations, May 28, 2002. Investment income ratio has been annualized for the period ended December 31, 2002.

     (5) Commencement of operations, February 22, 2003. Investment income ratio has been annualized for the period ended December 31, 2003.

     (6) Commencement of operations, May 17, 2003. Investment income ratio has been annualized for the period ended December 31, 2003.

     (7) Commencement of operations, August 23, 2004. Investment income ratio has been annualized for the period ended December 31, 2004.

     (8) Commencement of operations, November 21, 2005. Investment income ratio has been annualized for the period ended December 31, 2005.

     (9) Commencement of operations, April 28, 2006. Investment income ratio has been annualized for the period ended December 31, 2006.

     (10) Accumulation units outstanding and/or net assets less than 500 unit or $500.

There are divisions that have total return outside of the ranges indicated above. The following is a list of the divisions and corresponding lowest total return and highest total return.

                                                                  2006 Total
                    Division                                     Return Range
     ---------------------------------------------------------------------------

     AIM V.I. Core Equity Series I Division                    9.16% to 16.70%

                                                                  2005 Total
                    Division                                     Return Range
     ---------------------------------------------------------------------------

     Wells Fargo Advantage VT Asset Allocation Division         2.18% to 6.11%

                                                                  2004 Total
                   Division                                      Return Range
     ---------------------------------------------------------------------------


     American Century VP II Value Division                     10.35% to 14.17%
     Bond Division                                               2.33 to 4.98
     Equity Growth Division                                     8.51 to 15.12
     Equity Income Division                                     14.85 to 17.60
     Government Securities Division                              1.50 to 3.64
     International SmallCap Division                            21.65 to 30.23
     LargeCap Value Division                                    11.53 to 13.09
     MidCap Division                                            15.09 to 17.96
     MidCap Value Division                                      18.89 to 22.66
     Real Estate Securities Division                            20.65 to 34.55
     SmallCap Value Division                                    19.64 to 23.11

                                                                  2003 Total
     Division                                                    Return Range
     ---------------------------------------------------------------------------

     Capital Value Division                                    25.45% to 31.65%
     Government Securities Division                              1.03 to 1.89


                                                                  2002 Total
     Division                                                    Return Range
     ---------------------------------------------------------------------------

     Bond Division                                              7.45% to 9.30%
     Capital Value Division                                   (15.47) to (13.62)
     International Division                                   (18.00) to (16.06)
     International SmallCap Division                          (22.47) to (16.18)
     MidCap Division                                          (12.30) to (8.75)
     MidCap Value Division                                    (14.89) to (9.95)
     Money Market Division                                       0.47 to 1.42
     Real Estate Securities Division                            (1.22) to 7.70
     SmallCap Value Division                                  (18.90) to (8.82)





             Report of Independent Registered Public Accounting Firm


The Board of Directors and Stockholder
Principal Life Insurance Company

         We have audited the accompanying consolidated statements of financial position of Principal Life Insurance Company ("the Company") as of December 31, 2006 and 2005, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Principal Life Insurance Company at December 31, 2006 and 2005, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

         As discussed in Note 1 to the consolidated financial statements, in response to new accounting standards, the Company changed its methods of accounting for certain fixed and variable contract features effective January 1, 2004, certain non-monetary exchanges of similar productive assets (primarily real estate) effective July 1, 2005, and its pension and other post-retirement benefits effective December 31, 2006.

                                           /s/Ernst & Young LLP

Des Moines, Iowa
March 5, 2007

                        Principal Life Insurance Company
                  Consolidated Statements of Financial Position


                                                        December 31,
                                                    2006            2005
                                                       (in millions)
Assets
Fixed maturities, available-for-sale                $42,168.8       $39,949.0
Fixed maturities, trading                               197.9           105.0
Equity securities, available-for-sale                   645.3           702.9
Equity securities, trading                              148.2            60.1
Mortgage loans                                       11,141.9        10,979.2
Real estate                                             854.8           888.4
Policy loans                                            850.7           827.7
Other investments                                       933.6           716.5
  Total investments                                  56,941.2        54,228.8
Cash and cash equivalents                             1,898.0         1,715.1
Accrued investment income                               715.2           668.7
Premiums due and other receivables                      839.4           564.4
Deferred policy acquisition costs                     2,265.9         2,069.9
Property and equipment                                  404.7           406.7
Goodwill                                                229.5           207.8
Other intangibles                                       197.1            94.8
Separate account assets                              69,451.7        58,670.8
Assets of discontinued operations                         --             103.2
Other assets                                          1,509.4         1,268.7
  Total assets                                     $134,452.1      $119,998.9
Liabilities
Contractholder funds                                $36,782.7       $33,598.6
Future policy benefits and claims                    15,004.2        14,650.3
Other policyholder funds                                613.6           654.1
Short-term debt                                         412.2           719.1
Long-term debt                                          298.6           313.5
Income taxes currently payable                            9.1             --
Deferred income taxes                                   758.1           875.5
Separate account liabilities                         69,451.7        58,670.8
Liabilities of discontinued operations                    --               4.5
Other liabilities                                     4,320.6         3,429.9
  Total liabilities                                 127,650.8       112,916.3
Stockholder's equity
Common stock, par value $1 per share -
5.0 million shares authorized, 2.5
million shares
  issued and outstanding (wholly owned indirectly
by Principal Financial Group, Inc.)                       2.5             2.5
Additional paid-in capital                            5,515.3         5,354.8
Retained earnings                                       670.9           870.4
Accumulated other comprehensive income                  612.6           854.9
  Total stockholder's equity                          6,801.3         7,082.6
  Total liabilities and stockholder's equity       $134,452.1      $119,998.9

==========================================================
See accompanying notes.







                        Principal Life Insurance Company
                      Consolidated Statements of Operations


                                                                                      For the year ended December 31,
                                                                                     2006             2005           2004
                                                                                               (in millions)
Revenues
Premiums and other considerations                                                  $4,066.2         $3,727.4         $3,468.9
Fees and other revenues                                                             1,634.3          1,486.6          1,279.7
Net investment income                                                               3,350.2          3,133.1          3,027.5
Net realized/unrealized capital gains (losses)                                         30.4            (17.5)          (109.7)
  Total revenues                                                                    9,081.1          8,329.6          7,666.4
Expenses
Benefits, claims, and settlement expenses                                           5,293.3          4,873.6          4,602.2
Dividends to policyholders                                                            290.7            293.0            296.7
Operating expenses                                                                  2,231.0          2,063.0          1,876.5
  Total expenses                                                                    7,815.0          7,229.6          6,775.4
Income from continuing operations before income taxes                               1,266.1          1,100.0            891.0
Income taxes                                                                          319.1            286.8            225.4
Income from continuing operations, net of related income taxes                        947.0            813.2            665.6
Income from discontinued operations, net of related income taxes                       30.6             18.9            104.6
Income before cumulative effect of accounting change                                  977.6            832.1            770.2
Cumulative effect of accounting change, net of related income taxes                     --                --               (2.4)
Net income                                                                           $977.6           $832.1           $767.8


See accompanying notes.

                        Principal Life Insurance Company
                 Consolidated Statements of Stockholder's Equity

                                                                                       Accumulated
                                                      Additional                          other             Total
                                        Common         paid-in         Retained       comprehensive     stockholder's
                                         stock         capital         earnings           income            equity
                                                                       (in millions)
Balances at January 1, 2004               $2.5        $5,052.1          $594.6         $1,216.8           $6,866.0
Return of capital to parent                --              (0.6)            --                --                 (0.6)

Capital transactions of equity                                                                         ----------------
  method investee, net of related
  income taxes                             --              20.4             --                --                 20.4
Stock-based compensation and
  additional related tax benefits          --              40.8             --                --                 40.8
Dividends to parent                        --               --          (1,124.1)             --             (1,124.1)
Comprehensive income:
  Net income                               --               --             767.8              --                767.8
  Net unrealized gains, net                --               --               --               89.4               89.4
  Foreign currency translation
    adjustment                             --               --               --               (0.6)              (0.6)
   Minimum pension liability, net
    of related income taxes                --               --               --               (2.8)              (2.8)
Comprehensive income                                                                                         853.8
Balances at December 31, 2004              2.5         5,112.7           238.3          1,302.8            6,656.3
Capital contributions                      --              34.0             --                --                 34.0
Capital transactions of equity
  method investee, net of related
  income taxes                             --              (0.1)            --                --                 (0.1)
Stock-based compensation and
  additional related tax benefits          --              44.4             --                --                 44.4
Tax benefits related to
  demutualization                          --             163.8             --                --                163.8
Dividends to parent                        --               --            (200.0)             --               (200.0)
Comprehensive income:
  Net income                               --               --             832.1              --                832.1
  Net unrealized losses, net               --               --               --             (442.4)            (442.4)
  Foreign currency translation
    adjustment                             --               --               --                0.7                0.7
  Minimum pension liability, net
    of related income taxes                --               --               --               (6.2)              (6.2)
Comprehensive income                                                                                         384.2
Balances at December 31, 2005             $2.5        $5,354.8          $870.4           $854.9           $7,082.6

==============================================================================

                        Principal Life Insurance Company
          Consolidated Statements of Stockholder's Equity (continued)

                                                                                       Accumulated
                                                      Additional                          other              Total
                                         Common         paid-in        Retained       comprehensive      stockholder's
                                         stock          capital        earnings           income            equity
                                                                        (in millions)
Balances at January 1, 2006               $2.5         $5,354.8         $870.4           $854.9           $7,082.6
Capital contributions                      --               93.8            --                --                 93.8
Capital transactions of equity
  method investee, net of related
  income taxes                             --                1.7            --                --                  1.7
Stock-based compensation and
  additional related tax benefits          --               65.0           (0.9)             --                 64.1
Dividends to parent                        --                --         (1,176.2)             --             (1,176.2)
Transition adjustment related to
  post-retirement benefit
  obligations, net of related
  income taxes                             --                --              --               23.3               23.3
Comprehensive income:
  Net income                               --                --            977.6              --                977.6
  Net unrealized losses, net               --                --              --             (269.9)            (269.9)
  Foreign currency translation
    adjustment                             --                --              --                1.6                1.6
  Minimum pension liability, net
    of related income taxes                --                --              --                2.7                2.7
Comprehensive income                                                                                         712.0
Balances at December 31, 2006             $2.5         $5,515.3         $670.9           $612.6           $6,801.3

============================================================================
See accompanying notes.

                        Principal Life Insurance Company
                      Consolidated Statements of Cash Flows

                                                                                     For the year ended December 31,
                                                                                  2006             2005            2004
                                                                                              (in millions)
Operating activities
Net income                                                                          $977.6           $832.1           $767.8
Adjustments to reconcile net income to net cash provided by operating activities:
  Income from discontinued operations, net of related income taxes                   (30.6)           (18.9)          (104.6)
  Cumulative effect of accounting change, net of related income taxes                  --                --                2.4
  Amortization of deferred policy acquisition costs                                  236.8            238.8            207.7
  Additions to deferred policy acquisition costs                                    (445.8)          (440.6)          (457.8)
  Accrued investment income                                                          (46.5)             0.9            (27.0)
  Net cash flows from (for) trading securities                                       (93.0)           (29.4)             6.3
  Premiums due and other receivables                                                 (98.7)           (63.3)           (21.4)
  Contractholder and policyholder liabilities and dividends                        1,692.9          1,585.2          1,414.0
  Current and deferred income taxes                                                  125.0           (445.1)            34.3
  Net realized/unrealized capital (gains) losses                                     (30.4)            17.5            109.7
  Depreciation and amortization expense                                               83.3             83.4             93.2
  Mortgage loans held for sale, acquired or originated                              (382.6)        (2,177.5)        (1,045.7)
  Mortgage loans held for sale, sold or repaid, net of gain                          719.7          2,238.6            845.1
  Real estate acquired through operating activities                                  (82.3)           (44.6)           (45.8)
  Real estate sold through operating activities                                       91.4             41.9             84.7
  Stock-based compensation                                                            63.8             44.4             39.4
  Other                                                                             (266.8)           127.9           (517.8)
Net adjustments                                                                    1,536.2          1,159.2            616.7
Net cash provided by operating activities                                          2,513.8          1,991.3          1,384.5
Investing activities Available-for-sale securities:
  Purchases                                                                       (7,399.7)        (8,243.4)        (9,126.9)
  Sales                                                                            1,094.0          2,759.5          1,759.8
  Maturities                                                                       3,453.5          3,734.0          4,082.0
Mortgage loans acquired or originated                                             (2,501.0)        (2,293.8)        (2,612.3)
Mortgage loans sold or repaid                                                      2,002.0          2,563.2          2,380.8
Real estate acquired                                                                 (29.1)           (92.2)          (327.5)
Real estate sold                                                                     211.1            319.3            345.4
Net purchases of property and equipment                                              (39.5)           (37.6)           (42.3)
Net proceeds from sales of subsidiaries                                                --                --              674.6
Purchases of interest in subsidiaries, net of cash acquired                          (37.2)           (57.9)           (87.2)
Net change in other investments                                                       94.2             35.6            154.6
Net cash used in investing activities                                            $(3,151.7)       $(1,313.3)       $(2,799.0)

------------------------------------------------------------------------------

                        Principal Life Insurance Company
                Consolidated Statements of Cash Flows (continued)

                                                                               For the year ended December 31,
                                                                           2006              2005             2004
                                                                                        (in millions)
Financing activities
Proceeds from financing element derivatives                                  $132.1            $168.4           $110.6
Payments for financing element derivatives                                   (141.0)           (123.2)           (84.6)
Excess tax benefits from share-based payment arrangements                       8.4               --                --
Dividends to parent                                                        (1,176.2)           (200.0)        (1,124.1)
(Return of capital)/capital contribution (from)/to parent                      (5.8)             34.0             (0.6)
Issuance of long-term debt                                                      1.0              38.3             12.1
Principal repayments of long-term debt                                        (16.0)            (72.6)          (246.7)
Net proceeds (repayments) of short-term borrowings                           (306.9)             21.4            220.6
Investment contract deposits                                                8,925.7           7,250.0          7,312.4
Investment contract withdrawals                                            (6,859.4)         (6,504.5)        (5,294.9)
Net increase (decrease) in banking operation deposits                         258.9              41.9             (5.0)
Net cash provided by financing activities                                     820.8             653.7            899.8
Discontinued operations
Net cash provided by (used in) operating activities                            (1.1)            125.1           (628.0)
Net cash used in investing activities                                          (0.9)           (125.0)          (471.7)
Net cash provided by financing activities                                       --                 --              600.0
Net cash provided by (used in) discontinued operations                         (2.0)              0.1           (499.7)

Net increase (decrease) in cash and cash equivalents                          180.9           1,331.8         (1,014.4)

Cash and cash equivalents at beginning of year                              1,717.1             385.3          1,399.7
Cash and cash equivalents at end of year                                   $1,898.0          $1,717.1           $385.3
Cash and cash equivalents of discontinued operations included above
   At beginning of year                                                        $2.0              $1.9           $501.6
   At end of year                                                              $ --               $2.0             $1.9
Schedule of noncash transactions
Capital contribution related to the allocation of intangible assets           $99.9              $--               $--
Tax benefits related to demutualization                                        $ --             $163.8             $--

================================================================================
See accompanying notes.

                        Principal Life Insurance Company
                   Notes to Consolidated Financial Statements
                                December 31, 2006


1.  Nature of Operations and Significant Accounting Policies

Description of Business

         Principal Life Insurance Company along with its consolidated subsidiaries is a diversified financial services organization engaged in promoting retirement savings and investment and insurance products and services in the U.S. We are a direct wholly owned subsidiary of Principal Financial Services, Inc., which in turn is a direct wholly owned subsidiary of Principal Financial Group, Inc.

Basis of Presentation

         The accompanying consolidated financial statements, which include our majority-owned subsidiaries and consolidated variable interest entities ("VIEs"), have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP"). Less than majority-owned entities in which we had at least a 20% interest and LLCs, partnerships and real estate joint ventures in which we had at least a 5% interest, are reported on the equity basis in the consolidated statements of financial position as other investments. Investments in LLCs, partnerships and real estate joint ventures in which we have an ownership percentage of 3% to 5% are accounted for under the equity or cost method depending upon the specific facts and circumstances of our ownership and involvement. All significant intercompany accounts and transactions have been eliminated. Information included in the notes to the financial statements excludes information applicable to less than majority-owned entities reported on the equity and cost methods, unless otherwise noted.

Closed Block

         We operate a closed block ("Closed Block") for the benefit of individual participating dividend-paying policies in force at the time of the 1998 mutual insurance holding company ("MIHC") formation. See Note 9, Closed Block, for further details.

Use of Estimates in the Preparation of Financial Statements

         The preparation of our consolidated financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the consolidated financial statements and accompanying notes.

Recent Accounting Pronouncements

         The Financial Accounting Standards Board (the "FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and 132R ("SFAS 158"), on September 29, 2006. SFAS 158 requires an entity to recognize in its statement of financial position an asset for a defined benefit postretirement plan's overfunded status or a liability for a plan's underfunded status. This statement eliminates the ability to choose a measurement date, by requiring that plan assets and benefit obligations be measured as of the annual balance sheet date. The requirement to recognize the funded status of a defined benefit postretirement plan and the disclosure requirements are effective for fiscal years ending after December 15, 2006, and did not have a material impact on our consolidated financial statements. The requirement to measure plan assets and benefit obligations as of the annual balance sheet date is effective for fiscal years ending after December 15, 2008. See Note 14, Employee and Agent Benefits, for further details.

         On September 15, 2006, the FASB issued SFAS No. 157, Fair Value Measurements ("SFAS 157"). This standard, which provides guidance for using fair value to measure assets and liabilities, applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not expand the use of fair value in any new circumstances. SFAS 157 establishes a fair value hierarchy that gives the highest priority to quoted prices in active markets and the lowest priority to unobservable data, and requires fair value measurements to be separately disclosed by level within the hierarchy. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. We are still evaluating the impact this guidance will have on our consolidated financial statements.



                        Principal Life Insurance Company
                          Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

         The staff of the United States Securities and Exchange Commission ("SEC") published Staff Accounting Bulletin ("SAB") No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements ("SAB 108"), on September 13, 2006. SAB 108 addresses quantifying the financial statement effects of misstatements, specifically, how the effects of prior year uncorrected errors must be considered in quantifying misstatements in the current year financial statements. Under SAB 108, registrants are required to quantify the effects on the current year financial statements of correcting all misstatements, including both the carryover and reversing effects of uncorrected prior year misstatements. After considering all relevant quantitative and qualitative factors, if a misstatement is material, a registrant's prior year financial statements must be restated. SAB 108 offers special transition provisions only for circumstances where its application would have altered previous materiality conclusions. When applying the special transition provisions, instead of restating prior period financial statements, a registrant must record the effect as a cumulative-effect adjustment to beginning-of-year retained earnings. SAB 108 is effective for fiscal years ending after November 15, 2006. SAB 108 did not have a material impact on our consolidated financial statements.

         On July 13, 2006, the FASB issued FASB Interpretation ("FIN") No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48, which is an interpretation of SFAS No. 109, Accounting for Income Taxes, prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken, or expected to be taken, in a tax return. FIN 48 requires the affirmative evaluation that it is more likely than not, based on the technical merits of a tax position, that an enterprise is entitled to economic benefits resulting from positions taken in income tax returns. If a tax position does not meet the more-likely-than-not recognition threshold, the benefit of that position is not recognized in the financial statements. FIN 48 also requires companies to disclose additional quantitative and qualitative information in their financial statements about uncertain tax positions. FIN 48 is effective for fiscal years beginning after December 15, 2006, and the cumulative effect of applying this Interpretation shall be reported as an adjustment to the opening balance of retained earnings for that fiscal year. FIN 48 is not expected to have a material impact on our consolidated financial statements.

         On March 17, 2006, the FASB issued SFAS No. 156, Accounting for Servicing of Financial Assets ("SFAS 156"), which amends SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). This Statement (1) requires an entity to recognize a servicing asset or liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in specified situations,
(2) requires all separately recognized servicing assets and liabilities to be initially measured at fair value, (3) for subsequent measurement of each class of separately recognized servicing assets and liabilities, allows an entity to elect either the amortization or fair value measurement method, (4) permits a one-time reclassification of available-for-sale ("AFS") securities to trading securities by an entity with recognized servicing rights, without calling into question the treatment of other AFS securities, provided the AFS securities are identified in some manner as offsetting the entity's exposure to changes in fair value of servicing assets or liabilities that a servicer elects to subsequently measure at fair value, and (5) requires separate presentation of servicing assets and liabilities measured at fair value in the statement of financial position and also requires additional disclosures. The initial measurement requirements of this statement should be applied prospectively to all transactions entered into after the fiscal year beginning after September 15, 2006. The election related to the subsequent measurement of servicing assets and liabilities is also effective the first fiscal year beginning after September 15, 2006. SFAS 156 is not expected to have a material impact on our consolidated financial statements.

         On February 16, 2006, the FASB issued SFAS No. 155, Accounting for Certain Hybrid Financial Instruments - an amendment of FASB Statements No. 133 and 140 ("SFAS 155"), which amends SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133") and SFAS 140. SFAS 155 (1) permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, (2) clarifies which interest-only and principal-only strips are not subject to the requirements of SFAS 133, (3) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, (4) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and (5) amends SFAS 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This Statement is effective for all financial instruments acquired or issued after the beginning of an entity's fiscal year that begins after September 15, 2006. At adoption, the fair value election may also be
                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

applied to hybrid financial instruments that have been bifurcated under SFAS 133 prior to adoption of this Statement. Any changes resulting from the adoption of this Statement should be recognized as a cumulative effect adjustment to beginning retained earnings. SFAS 155 is not expected to have a material impact on our consolidated financial statements.

         On September 19, 2005, the Accounting Standards Executive Committee ("AcSEC") issued Statement of Position ("SOP") 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). AcSEC defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. An internal replacement that is determined to result in a replacement contract that is substantially unchanged from the replaced contract should be accounted for as a continuation of the replaced contract. Contract modifications resulting in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract and any unamortized deferred policy acquisition costs, unearned revenue liabilities, and deferred sales inducement costs from the replaced contract should be written off and acquisition costs on the new contracts capitalized as appropriate. This SOP is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. SOP 05-1 is not expected to have a material impact on our consolidated financial statements.

         On May 30, 2005, the FASB issued SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"), which changes the requirements for the accounting and reporting of a change in accounting principle. Under SFAS 154, a change in accounting principle should be retrospectively applied to all prior periods, unless it is impracticable to do so. This retrospective application requirement replaces the Accounting Principles Board ("APB") Opinion No. 20, Accounting Changes ("APB 20"), requirement to recognize changes in accounting principle by including the cumulative effect of the change in net income during the current period. SFAS 154 applies to all voluntary changes in accounting principles where we are changing to a more preferable accounting method, as well as to changes required by an accounting pronouncement that does not contain specific transition provisions. SFAS 154 carries forward without change the guidance contained in APB 20 for reporting the correction of an error in previously issued financial statements and a change in accounting estimate. SFAS 154 is effective for accounting changes on or after January 1, 2006. SFAS 154 does not change the transition provisions of any existing accounting pronouncements.

         On December 16, 2004, the FASB issued SFAS No. 123 (revised 2004), Share-Based Payment ("SFAS 123R"). SFAS 123R requires all share-based payments to employees to be recognized at fair value in the financial statements. SFAS 123R replaces SFAS No. 123, Accounting for Stock-Based Compensation ("SFAS 123"), supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees ("APB 25"), and SFAS No. 148, Accounting for Stock-Based Compensation-Transition and Disclosure - an Amendment of FASB Statement No. 123 and amends SFAS No. 95, Statement of Cash Flows. On April 14, 2005, the SEC approved a new rule delaying the effective date of SFAS 123R to annual periods that begin after June 15, 2005. Accordingly, Principal Financial Group, Inc. adopted SFAS 123R effective January 1, 2006 using the modified-prospective method.

         The provisions of our stock awards allow approved retirees to retain all or a portion of their awards if they retire prior to the end of the required service period. SFAS 123R considers this to be a nonsubstantive service condition. Accordingly, it is appropriate to recognize compensation cost either immediately for stock awards granted to retirement eligible employees, or over the period from the grant date to the date retirement eligibility is achieved, if retirement eligibility is expected to occur during the nominal vesting period. Our approach was to follow the widespread practice of recognizing compensation cost over the explicit service period (up to the date of actual retirement). For any awards that are granted after our adoption of SFAS 123R on January 1, 2006, we recognize compensation cost through the period that the employee first becomes eligible to retire and is no longer required to provide service to earn the award. If we had applied the nonsubstantive vesting provisions of SFAS 123R to awards granted prior to January 1, 2006, our consolidated financial statements would not have been materially impacted.

         SFAS 123R requires that the benefits of tax deductions in excess of recognized compensation cost be reported as a financing cash flow, rather than as an operating cash flow. This requirement reduces net operating cash flows and increases net financing cash flows in periods after the effective date.
                        Principal Life Insurance Company
                          Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

         Under the modified-prospective method, any excess income tax deduction realized for awards accounted for under SFAS 123R (regardless of the type of award or the jurisdiction in which the tax benefit is generated) is eligible to absorb write-offs of deferred income tax assets for any awards accounted for under SFAS 123R. SFAS 123R does not require separate pools of excess income tax benefits for separate types of awards, rather the excess income tax benefits of employee and nonemployee awards may be combined in a single pool of excess tax benefits. Our policy is to pool the employee and nonemployee awards together in this manner. Deferred income tax asset write-offs resulting from deficient deductions on employee awards may be offset against previous excess income tax benefits arising from nonemployee awards, and vice versa.

         This Statement did not have a material impact on our consolidated financial statements as we began expensing all stock options using a fair-value based method effective for the year beginning January 1, 2002. In addition, any stock options granted prior to January 1, 2002 were fully vested at the time of adoption of SFAS 123R. The Black-Scholes formula is used to estimate the value of stock options granted to employees. The prospective method of transition as prescribed by SFAS 123 was applied when Principal Financial Group, Inc. elected to begin expensing stock-based compensation in 2002. The cumulative effect of the change in accounting principle as a result of adopting SFAS 123R is immaterial. Therefore, the pre-tax cumulative effect of the change in accounting principle is reflected in operating expenses.

         See Note 20, Stock-Based Compensation Plans, for further details.

         In December, 2004, SFAS No. 153, Exchange of Nonmonetary Assets, an amendment of APB Opinion No. 29 ("SFAS 153"), was issued. APB Opinion No. 29, Accounting for Nonmonetary Transactions ("APB 29"), provided the basic principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged. However, APB 29 provided an exception that allowed certain exchanges of similar productive assets to be recorded at book value. SFAS 153 amends APB 29 to eliminate this exception and requires non-monetary exchanges that meet certain criteria to be accounted for at fair value. We adopted SFAS 153 and are applying its guidelines to nonmonetary exchanges occurring on or after July 1, 2005.

         On March 9, 2004, the SEC Staff issued SAB No.105, Application of Accounting Principles to Loan Commitments ("SAB 105"), in which the SEC Staff expressed their view that the fair value of recorded loan commitments, including interest rate lock commitments ("IRLCs"), that are required to follow derivative accounting under SFAS 133, should not consider the expected future cash flows related to the associated servicing of the loan. We record IRLCs at zero value at date of issuance with subsequent gains or losses measured by changes in market interest rates. Therefore, this SAB did not have a material impact on our consolidated financial statements.

         On July 7, 2003, the AcSEC issued SOP 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts ("SOP 03-1"). This SOP addresses an insurance enterprise's accounting for certain fixed and variable contract features not covered by other authoritative accounting guidance. We adopted SOP 03-1 effective January 1, 2004, and recorded a cumulative effect of accounting change of $(2.4) million, which is net of income tax benefits of $1.3 million. The accounting change impacted our Life and Health Insurance and U.S. Asset Management and Accumulation segments.

         SOP 03-1 addresses the classification of contracts and calculation of an additional liability for contracts that contain significant insurance features. The adoption of the guidance required the recognition of an additional liability in cases where the insurance benefit feature resulted in gains in early years followed by losses in later years. The accrual and release of the additional liability also impacted the amortization of deferred policy acquisition costs ("DPAC"). As of January 1, 2004, we increased future policyholder benefits due to our no lapse guarantee feature of our universal life and variable universal life products within our Life and Health Insurance segment and for variable annuities with guaranteed minimum death benefits in our U.S. Asset Management and Accumulation segment. This resulted in an after-tax cumulative effect of $(0.9) million in the Life and Health Insurance segment and $(1.5) million in the U.S. Asset Management and Accumulation segment. In addition, the guidance clarifies the accounting and classification for sales inducements. Although the valuation impacts were immaterial, we reclassified $30.3 million of sales inducements from DPAC to other assets as of January 1, 2004.


                        Principal Life Insurance Company
                          Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Cash and Cash Equivalents

         Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity date of three months or less when purchased.

Investments

         We classify our fixed maturity and equity investments into one of two categories: available-for-sale or trading. We determine the appropriate classification of fixed maturity securities at the time of purchase. Fixed maturity securities include bonds, mortgage-backed securities and redeemable preferred stock. We classify fixed maturity securities as either available-for-sale or trading and, accordingly, carry them at fair value. (See
Note 17, Fair Value of Financial Instruments, for policies related to the determination of fair value.) Unrealized gains and losses related to available-for-sale securities, excluding those in fair value hedging relationships, are reflected in stockholder's equity, net of adjustments related to DPAC, sales inducements, unearned revenue reserves, policyholder dividend obligation ("PDO"), derivatives in cash flow hedge relationships and applicable income taxes. Unrealized gains and losses related to trading securities and available-for-sale securities in fair value hedging relationships are reflected in net income.

         The cost of fixed maturity securities is adjusted for amortization of premiums and accrual of discounts, both computed using the interest method. The cost of fixed maturity securities is adjusted for declines in value that are other than temporary. Impairments in value deemed to be other than temporary are reported in net income as a component of net realized/unrealized capital gains (losses). For loan-backed and structured securities, we recognize income using a constant effective yield based on currently anticipated prepayments using a tool which models the prepayment behavior of the underlying collateral based on the current interest rate environment.

         Equity securities include mutual funds, common stock and nonredeemable preferred stock. The cost of equity securities is adjusted for declines in value that are other than temporary. Impairments in value deemed to be other than temporary are reported in net income as a component of net realized/unrealized capital gains (losses). Equity securities are classified as available-for-sale or trading and, accordingly, are carried at fair value. (See Note 17, Fair Value of Financial Instruments, for policies related to the determination of fair value.) Unrealized gains and losses related to available-for-sale securities are reflected in stockholder's equity, net of related DPAC, sales inducements, unearned revenue reserves, PDO, and applicable income taxes. Unrealized gains and losses related to trading securities are reflected in net income as net realized/unrealized capital gains (losses).

         Real estate investments are reported at cost less accumulated depreciation. The initial cost bases of properties acquired through loan foreclosures are the lower of the fair market values of the properties at the time of foreclosure or the outstanding loan balance. Buildings and land improvements are generally depreciated on the straight-line method over the estimated useful life of improvements, and tenant improvement costs are depreciated on the straight-line method over the term of the related lease. We recognize impairment losses for properties when indicators of impairment are present and a property's expected undiscounted cash flows are not sufficient to recover the property's carrying value. In such cases, the cost bases of the properties are reduced to fair value. Real estate expected to be disposed is carried at the lower of cost or fair value, less cost to sell, with valuation allowances established accordingly and depreciation no longer recognized. Any impairment losses and any changes in valuation allowances are reported in net income.

         Commercial and residential mortgage loans are generally reported at cost adjusted for amortization of premiums and accrual of discounts, computed using the interest method, net of valuation allowances, and direct write-downs for impairment. Any changes in the valuation allowances are reported in net income as net realized/unrealized capital gains (losses). We measure impairment based upon the present value of expected cash flows discounted at the loan's effective interest rate or the loan's observable market price. If foreclosure is probable, the measurement of any valuation allowance is based upon the fair value of the collateral. We have commercial mortgage loans held-for-sale in the amount of $77.3 million and $412.1 million at December 31, 2006 and 2005, respectively, which are carried at lower of cost or fair value, less cost to sell, and reported as mortgage loans in the statements of financial position.







                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

         Net realized capital gains and losses on sales of investments are determined on the basis of specific identification. In general, in addition to realized capital gains and losses on investment sales, unrealized gains and losses related to other than temporary impairments, trading securities, certain seed money investments, fair value hedge ineffectiveness, derivatives not designated as hedges and changes in the mortgage loan allowance are reported in net income as net realized/unrealized capital gains (losses). Investment gains and losses on sales of certain real estate held-for-sale, which do not meet the criteria for classification as a discontinued operation, are reported as net investment income and are excluded from net realized/unrealized capital gains (losses).

         Policy loans and other investments, excluding investments in unconsolidated entities, are primarily reported at cost.

Securitizations

         We, along with other contributors, sell commercial mortgage loans to trusts that, in turn, securitize the assets. As these trusts are classified as qualifying special purpose entities ("QSPE") pursuant to the guidance of SFAS 140, we recognize the gain on the sale of the loans to the trust and the trusts are not required to be consolidated under the provisions of FIN No. 46 (Revised
2003), Consolidation of Variable Interest Entities ("FIN 46R"). There is significant judgment used to determine whether a trust is a QSPE. To maintain QSPE status, the trust must continue to meet the QSPE criteria both initially and in subsequent periods. We have analyzed the governing pooling and servicing agreements for each of our securitizations and believe that the terms are industry standard and are consistent with the QSPE criteria. If at any time we determine a trust no longer qualifies as a QSPE, each trust will need to be reviewed to determine if there is a need to recognize the commercial mortgage loan asset in the statement of financial position along with the offsetting liability. In addition, certain industry practices related to the qualifying status of QSPE's are being discussed by the FASB and could impact the accounting for existing and/or future transactions.

Derivatives

         Overview. Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or the values of securities. Derivatives generally used by us include interest rate swaps, swaptions, futures, currency swaps, currency forwards, credit default swaps, total return swaps, interest rate lock commitments, bond forwards, mortgage-backed forwards, commodity swaps and options. Derivatives may be exchange traded or contracted in the over-the-counter market. Derivative positions are either assets or liabilities in the consolidated statements of financial position and are measured at fair value, generally by obtaining quoted market prices or through the use of pricing models. Fair values can be affected by changes in interest rates, foreign exchange rates, financial indices, values of securities, credit spreads, and market volatility and liquidity.

         Accounting and Financial Statement Presentation. We designate derivatives as either:

         (a) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, including those denominated in a foreign currency ("fair value" hedge);

         (b) a hedge of a forecasted transaction or the exposure to variability of cash flows to be received or paid related to a recognized asset or liability, including those denominated in a foreign currency ("cash flow" hedge) ;

          (c) a derivative not designated as a hedging instrument.Our accounting for the ongoing changes in fair value of a derivative depends on the intended use of the derivative and the designation, as described above, and is determined when the derivative contract is entered into or at the time of redesignation under SFAS 133. Hedge accounting is used for derivatives that are specifically designated in advance as hedges and that reduce our exposure to an indicated risk by having a high correlation between changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period.







                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

         Fair Value Hedges. When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset, liability or firm commitment attributable to the hedged risk, are reported in net realized/unrealized capital gains (losses). Any difference between the net change in fair value of the derivative and the hedged item represents hedge ineffectiveness.

         Cash Flow Hedges. When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded as a component of other comprehensive income. Any hedge ineffectiveness is recorded immediately in net income. At the time the variability of cash flows being hedged impact net income, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in net income.

         Non-Hedge Derivatives. If a derivative does not qualify or is not designated for hedge accounting, all changes in fair value are reported in net income without considering the changes in the fair value of the economically associated assets or liabilities.

         In our commercial mortgage backed securitization operation, we enter into commitments to fund commercial mortgage loans at specified interest rates and other applicable terms within specified periods of time. These commitments are legally binding agreements to extend credit to a counterparty. Loan commitments that will be held for sale are recognized as derivatives and are recorded at fair value.

         Hedge Documentation and Effectiveness Testing. We formally document all relationships between hedging instruments and hedged items, as well as our risk management objective and strategy for undertaking various hedge transactions. This process includes associating all derivatives designated as fair value or cash flow hedges with specific assets or liabilities on the statement of financial position or with specific firm commitments or forecasted transactions. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative is highly effective and qualifies for hedge accounting treatment, the hedge might have some ineffectiveness.

        We use qualitative and quantitative methods to assess hedge effectiveness. Qualitative methods may include monitoring changes to terms and conditions and counterparty credit ratings. Quantitative methods may include statistical tests including regression analysis and minimum variance and dollar offset techniques. If we determine a derivative is no longer highly effective as a hedge, we prospectively discontinue hedge accounting.

         Termination of Hedge Accounting. We prospectively discontinue hedge accounting when (1) the criteria to qualify for hedge accounting is no longer met, e.g., a derivative is determined to no longer be highly effective in offsetting the change in fair value or cash flows of a hedged item; (2) the derivative expires, is sold, terminated or exercised; or (3) we remove the designation of the derivative being the hedging instrument for a fair value or cash flow hedge.

         If it is determined that a derivative no longer qualifies as an effective hedge, the derivative will continue to be carried on the statement of financial position at its fair value, with changes in fair value recognized currently in net realized/unrealized capital gains (losses). The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value pursuant to hedging rules and the existing basis adjustment is amortized to the statement of operations line associated with the asset or liability. The component of other comprehensive income related to discontinued cash flow hedges that are no longer highly effective is amortized to the statement of operations consistent with the net income impacts of the original hedged cash flows. If a cash flow hedge is discontinued because a hedged forecasted transaction is no longer probable, the deferred gain or loss is immediately reclassified from other comprehensive income into net income.

         Embedded Derivatives. We purchase and issue financial instruments and products that contain a derivative that is embedded in the financial instrument or product. We assess whether this embedded derivative is clearly and closely related to the asset or liability that serves as its host contract. If we deem that the embedded derivative's terms are not clearly and closely related to the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the derivative is bifurcated from that contract and held at fair value on the statement of financial position, with changes in fair value reported in net income.









                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Contractholder and Policyholder Liabilities

         Contractholder and policyholder liabilities (contractholder funds, future policy benefits and claims and other policyholder funds) include reserves for investment contracts and reserves for universal life, limited payment, participating, traditional and group life insurance, accident and health insurance and disability income policies, as well as a provision for dividends on participating policies.

         Investment contracts are contractholders' funds on deposit with us and generally include reserves for pension and annuity contracts. Reserves on investment contracts are equal to the cumulative deposits less any applicable charges and withdrawals plus credited interest. Reserves for universal life insurance contracts are equal to cumulative deposits less charges plus credited interest, which represents the account balances that accrue to the benefit of the policyholders.

         We hold additional reserves on certain long duration contracts where benefit features result in gains in early years followed by losses in later years, universal life/variable universal life contracts that contain no lapse guarantee features, or annuities with guaranteed minimum death benefits.

         Reserves for nonparticipating term life insurance and disability income contracts are computed on a basis of assumed investment yield, mortality, morbidity and expenses, including a provision for adverse deviation, which generally varies by plan, year of issue and policy duration. Investment yield is based on our experience. Mortality, morbidity and withdrawal rate assumptions are based on our experience and are periodically reviewed against both industry standards and experience.

         Reserves for participating life insurance contracts are based on the net level premium reserve for death and endowment policy benefits. This net level premium reserve is calculated based on dividend fund interest rates and mortality rates guaranteed in calculating the cash surrender values described in the contract.

         Participating business represented approximately 20%, 24% and 28% of our life insurance in force and 61%, 63% and 67% of the number of life insurance policies in force at December 31, 2006, 2005 and 2004, respectively. Participating business represented approximately 71%, 76% and 77% of life insurance premiums for the years ended December 31, 2006, 2005 and 2004, respectively. The amount of dividends to policyholders is approved annually by our Board of Directors. The amount of dividends to be paid to policyholders is determined after consideration of several factors including interest, mortality, morbidity and other expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by us. At the end of the reporting period, we establish a dividend liability for the pro rata portion of the dividends expected to be paid on or before the next policy anniversary date.

         Some of our policies and contracts require payment of fees in advance for services that will be rendered over the estimated lives of the policies and contracts. These payments are established as unearned revenue reserves upon receipt and included in other policyholder funds in the consolidated statements of financial position. These unearned revenue reserves are amortized to operations over the estimated lives of these policies and contracts in relation to the emergence of estimated gross profit margins.

         The liability for unpaid accident and health claims is an estimate of the ultimate net cost of reported and unreported losses not yet settled. This liability is estimated using actuarial analyses and case basis evaluations. Although considerable variability is inherent in such estimates, we believe that the liability for unpaid claims is adequate. These estimates are continually reviewed and, as adjustments to this liability become necessary, such adjustments are reflected in current operations.

Recognition of Premiums and Other Considerations,
Fees and Other Revenues and Benefits

         Traditional individual life insurance products include those products with fixed and guaranteed premiums and benefits and consist principally of whole life and term life insurance policies. Premiums from these products are recognized as premium revenue when due. Related policy benefits and expenses for individual life and annuity products are associated with earned premiums and result in the recognition of profits over the expected term of the policies and contracts.

         Immediate annuities with life contingencies include products with fixed and guaranteed annuity considerations and benefits and consist principally of group and individual single premium annuities with life contingencies. Annuity considerations from these products are recognized as revenue. However, the collection of these annuity considerations does not represent the completion of the earnings process, as we establish annuity reserves, using estimates for mortality and investment assumptions, which include provision for adverse deviation as required by U.S. GAAP. We anticipate profits to emerge over the life of the annuity products as we earn investment income, pay benefits and release reserves.

                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

         Group life and health insurance premiums are generally recorded as premium revenue over the term of the coverage. Certain group contracts contain experience premium refund provisions based on a pre-defined formula that reflects their claim experience. Experience premium refunds are recognized over the term of the coverage and adjusted to reflect current experience. Fees for contracts providing claim processing or other administrative services are recorded over the period the service is provided. Related policy benefits and expenses for group life and health insurance products are associated with earned premiums and result in the recognition of profits over the term of the policies and contracts.

         Universal life-type policies are insurance contracts with terms that are not fixed. Amounts received as payments for such contracts are not reported as premium revenues. Revenues for universal life-type insurance contracts consist of policy charges for the cost of insurance, policy initiation and administration, surrender charges and other fees that have been assessed against policy account values and investment income. Policy benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related policy account balances.

         Investment contracts do not subject us to significant risks arising from policyholder mortality or morbidity and consist primarily of Guaranteed Investment Contracts ("GICs"), funding agreements and certain deferred annuities. Amounts received as payments for investment contracts are established as investment contract liability balances and are not reported as premium revenues. Revenues for investment contracts consist of investment income and policy administration charges. Investment contract benefits that are charged to expense include benefit claims incurred in the period in excess of related investment contract liability balances and interest credited to investment contract liability balances.

         Fees and other revenues are earned for asset management services provided to retail and institutional clients based largely upon contractual rates applied to the market value of the client's portfolio. Additionally, fees and other revenues are earned for administrative services performed including recordkeeping and reporting services for retirement savings plans. Fees and other revenues received for performance of asset management and administrative services are recognized as revenue when the service is performed or earned.

Deferred Policy Acquisition Costs

         Commissions and other costs (underwriting, issuance and field expenses) that vary with and are primarily related to the acquisition of new and renewal insurance policies and investment contract business are capitalized to the extent recoverable. Maintenance costs and acquisition costs that are not deferrable are charged to operations as incurred.

         DPAC for universal life-type insurance contracts, participating life insurance policies and investment contracts are being amortized over the lives of the policies and contracts in relation to the emergence of estimated gross profit margins. For investment contracts pertaining to individual and group annuities which have separate account investment options, we utilize a mean reversion method (reversion to the mean assumption), a common industry practice, to determine the future domestic equity market growth assumption used for the amortization of DPAC. This amortization is adjusted in the current period when estimates of estimated gross profit are revised. The DPAC of nonparticipating term life insurance policies are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policyholder liabilities.

         DPAC are subject to recoverability testing at the time of policy issue and loss recognition testing on an annual basis or when an event occurs that may warrant loss recognition. If loss recognition is necessary, DPAC would be written off to the extent that it is determined that future policy premiums and investment income or gross profits are not adequate to cover related losses and expenses.

Long-Term Debt

         Long-term debt includes notes payable, nonrecourse mortgages and other debt with a maturity date greater than one year at the date of issuance. Current maturities of long term debt are classified as long-term debt in our statement of financial position.









                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Reinsurance

         We enter into reinsurance agreements with other companies in the normal course of business. We may assume reinsurance from or cede reinsurance to other companies. Assets and liabilities related to reinsurance ceded are reported on a gross basis. Premiums and expenses are reported net of reinsurance ceded. We are contingently liable with respect to reinsurance ceded to other companies in the event the reinsurer is unable to meet the obligations it has assumed. At December 31, 2006, 2005 and 2004, respectively, we had reinsured $21.7 billion, $21.2 billion and $20.1 billion of life insurance in force, representing 13%, 14%, and 15%, respectively, of total net life insurance in force through a single third-party reinsurer. To minimize the possibility of losses, we regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk.

         The effects of reinsurance on premiums and other considerations and policy and contract benefits were as follows:

                                                                                            For the year ended
                                  December 31,
                                 2006 2005 2004
                                                                                              (in millions)
  Premiums and other considerations:
    Direct                                                                          $4,229.3        $3,966.6       $3,693.1
    Assumed                                                                            117.3            56.6           67.0
    Ceded                                                                             (280.4)         (295.8)        (291.2)
  Net premiums and other considerations                                             $4,066.2        $3,727.4       $3,468.9
  Benefits, claims and settlement expenses:
    Direct                                                                          $5,472.2        $5,062.2       $4,740.9
    Assumed                                                                            141.8            77.0           83.2
    Ceded                                                                             (320.7)         (265.6)        (221.9)
  Net benefits, claims and settlement expenses                                      $5,293.3        $4,873.6       $4,602.2

Separate Accounts
===============================================================================
         The separate account assets and liabilities presented in the consolidated financial statements represent the fair market value of funds that are separately administered by us for contracts with equity, real estate and fixed-income investments. The separate account contract owner, rather than us, bears the investment risk of these funds. The separate account assets are legally segregated and are not subject to claims that arise out of any of our other business. We receive fees for mortality, withdrawal, and expense risks, as well as administrative, maintenance and investment advisory services, that are included in the consolidated statements of operations. Net deposits, net investment income and realized and unrealized capital gains and losses on the separate accounts are not reflected in the consolidated statements of operations.
         At December 31, 2006 and 2005, the separate accounts include a separate account valued at $768.4 million and $726.6 million, respectively, which primarily includes shares of Principal Financial Group, Inc. stock that were allocated and issued to eligible participants of qualified employee benefit plans administered by us as part of the policy credits issued under the Principal Mutual Holding Company's 2001 demutualization. The separate account shares are recorded at fair value and are reported as separate account assets and separate account liabilities in the consolidated statements of financial position. Changes in fair value of the separate account shares are reflected in both the separate account assets and separate account liabilities and do not impact our results of operations. Income Taxes
         Our ultimate parent, Principal Financial Group, Inc., files a U.S. consolidated income tax return that includes us and all of our qualifying subsidiaries. Principal Financial Group, Inc. allocates income tax expenses and benefits to companies in the group generally based upon pro rata contribution of taxable income or operating losses. We are taxed at corporate rates on taxable income based on existing tax laws. Current income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are provided for the tax effect of temporary differences in the financial reporting and income tax bases of assets and liabilities and net operating losses using enacted income tax rates and laws. The effect on deferred income tax assets and deferred income tax liabilities of a change in tax rates is recognized in operations in the period in which the change is enacted.

                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued) Goodwill and Other Intangibles
         Goodwill and other intangibles include the cost of acquired subsidiaries in excess of the fair value of the net tangible assets recorded in connection with acquisitions. Goodwill and indefinite-lived intangible assets are not amortized. Rather, goodwill and indefinite-lived intangible assets are tested for impairment at one level below our operating segments on an annual basis during the fourth quarter each year, or more frequently if events or changes in circumstances indicate that the asset might be impaired. Impairment testing for indefinite-lived intangible assets consists of a comparison of the fair value of the intangible asset with its carrying value.
         Intangible assets with a finite useful life are amortized as related benefits emerge over a period of 5 to 15 years and are reviewed periodically for indicators of impairment in value. If facts and circumstances suggest possible impairment, the sum of the estimated undiscounted future cash flows expected to result from the use of the asset is compared to the current carrying value of the asset. If the undiscounted future cash flows are less than the carrying value, an impairment loss is recognized for the excess of the carrying amount of assets over their fair value.
Stock-Based Compensation

         Our ultimate parent, Principal Financial Group, Inc., has several stock-based compensation plans, which are described more fully in Note 20, Stock-Based Compensation Plans. The fair value method is applied to all stock-based awards granted subsequent to January 1, 2002. For stock-based awards granted prior to this date, the intrinsic value method is used.

         Awards under these plans vest over periods ranging from one year to three years. The cost related to stock-based compensation included in the determination of net income for 2004 is less than that which would have been recognized if the fair value based method had been applied to all awards since the inception of our stock-based compensation plans. Had compensation expense for our stock option awards and employees' purchase rights been determined based upon fair values at the grant dates for awards under the plans in accordance with SFAS 123, our net income would have been reduced to the pro forma amounts indicated below. For the purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the options' vesting period.

                                                                                                  For the year ended
                                  December 31,
                                 2006 2005 2004
                                                                                                     (in millions)
Net income                                                                                  $977.6         $832.1          $767.8
Add: Stock-based compensation expense included in reported net income, net of
  related tax effects                                                                         37.2           29.8            26.7
Deduct: Total stock-based compensation expense determined under fair value based
  method for all awards, net of related tax effects                                           37.2           29.8            29.3
Pro forma net income                                                                        $977.6         $832.1          $765.2

================================================================================
Reclassifications

         Reclassifications have been made to the 2005 and 2004 consolidated financial statements to conform to the 2006 presentation.












                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)

2.  Related Party Transactions

         We have entered into various related party transactions with our ultimate parent and its other affiliates. During the years ended December 31, 2006, 2005 and 2004, we received $118.2 million, $114.3 million and $94.8 million, respectively, of expense reimbursements from affiliated entities.

         We and our direct parent, Principal Financial Services, Inc., are parties to a cash advance agreement, which allows us, collectively, to pool our available cash in order to more efficiently and effectively invest our cash. The cash advance agreement allows (i) us to advance cash to Principal Financial Services, Inc. in aggregate principal amounts not to exceed $3.1 billion, with such advanced amounts earning interest at the daily 30-day LIBOR rate (the "Internal Crediting Rate"); and (ii) Principal Financial Services, Inc. to advance cash to us in aggregate principal amounts not to exceed $1.1 billion , with such advance amounts paying interest at the Internal Crediting Rate plus 10 basis points to reimburse Principal Financial Services, Inc. for the costs incurred in maintaining short-term investing and borrowing programs. Under this cash advance agreement, we had a receivable from Principal Financial Services, Inc. of $201.1 million and $229.6 million at December 31, 2006 and 2005, respectively, and earned interest of $13.5 million, $12.3 million and $8.5 million during 2006, 2005 and 2004, respectively.

         Pursuant to certain regulatory requirements or otherwise in the ordinary course of business, we guarantee certain payments of our subsidiaries and have agreements with affiliates to provide and/or receive management, administrative and other services, all of which, individually and in the aggregate, are immaterial to our business, financial condition and net income.

3.  Discontinued Operations

Real Estate Investments

         In 2005 and 2006, we sold certain real estate properties previously held for investment purposes. These properties qualify for discontinued operations treatment. Therefore, the income from discontinued operations has been removed from our results of continuing operations for all periods presented. The gains on disposal are reported as other after-tax adjustments in our Corporate and Other segment. All assets, including cash, and liabilities of the discontinued operations have been reclassified to separate discontinued asset and liability line items on the consolidated statements of financial position. We have separately disclosed the operating, investing and financing portions of the cash flows attributable to our discontinued operations in our consolidated statements of cash flows. Additionally, the information included in the notes to the financial statements excludes information applicable to these properties, unless otherwise noted.

         The properties were sold to take advantage of positive real estate market conditions in specific geographic locations and to further diversify our real estate portfolio.



















                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)

3.  Discontinued Operations (continued)

         Selected financial information for the discontinued operations is as follows:

                                                                                                     December 31,
                                                                                          -----------------------------------
                                                                                                2006              2005
                                                                                          -----------------  ----------------
                                                                                                    (in millions)
Assets
Real estate                                                                                         $--                $99.3
All other assets                                                                                     --                  3.9
                                                                                          -----------------  ----------------
                                                                                          -----------------  ----------------
   Total assets                                                                                     $--               $103.2
                                                                                          =================  ================
Liabilities
All other liabilities                                                                               $--                 $4.5
                                                                                          -----------------  ----------------
                                                                                          -----------------  ----------------
   Total liabilities                                                                                $--                 $4.5
                                                                                          =================  ================





                                                                                  For the year ended December 31,
                                                                             2006                2005               2004
                                                                                           (in millions)
 Total revenues                                                                $(0.5)              $2.8                 $2.5
 Income from discontinued operations:
   Income (loss) before income taxes                                           $(0.5)              $2.8                 $2.5
   Income taxes (benefits)                                                      (0.2)               1.0                  0.9
   Gain on disposal of discontinued operations                                  47.5               34.3                  --
   Income taxes on disposal                                                     16.6               12.0                  --
 Net income                                                                    $30.6              $24.1                 $1.6

================================================================================
Principal Residential Mortgage, Inc.

         On July 1, 2004, we closed the sale of Principal Residential Mortgage, Inc. to CitiMortgage, Inc. Our total after-tax proceeds from the sale were approximately $620.0 million. Our Mortgage Banking segment, which included Principal Residential Mortgage, Inc., is accounted for as a discontinued operation, and therefore, the income from discontinued operations (excluding corporate overhead) has been removed from our results of continuing operations and segment operating earnings for all periods presented. The gain (loss) on disposal is reported as an other after-tax adjustment in our Mortgage Banking segment. We have separately disclosed the operating, investing and financing portions of the cash flows attributable to our discontinued operations in our consolidated statements of cash flows. Corporate overhead allocated to our Mortgage Banking segment does not qualify for discontinued operations treatment and is included in our results of continuing operations and segment operating earnings for all periods prior to July 1, 2004. Additionally, the information included in the notes to the financial statements excludes information applicable to Principal Residential Mortgage, Inc., unless otherwise noted.

         The decision to sell Principal Residential Mortgage, Inc. was made with a view toward intensifying our strategic focus on our core retirement and risk protection business as well as achieving our longer-term financial objectives. In addition, the sale was also viewed as a positive move for Principal Financial Group, Inc.'s stockholders as it enabled us to move forward from an improved capital position, with better financial flexibility and greater stability of earnings.











                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)

3.  Discontinued Operations (continued)


         Selected financial information for the discontinued operations of our Mortgage Banking segment is as follows:

                                                                             For the year ended December 31,
                                                                    2006                2005                   2004
                                                                                      (in millions)
 Total revenues                                                         $--                $--                  $446.9
 Loss from continuing operations, net of related income
   taxes (represents corporate overhead)                                $--                $--                  $(10.3)
 Income (loss) from discontinued operations
   Income before income taxes (1)                                        --                 --                    22.4
   Income taxes (1)                                                      --                 --                     8.7
   Gain (loss) on disposal of discontinued operations                    --                (1.7)                134.7
   Income taxes on disposal                                              --                 3.5                  41.9
   Income (loss) from discontinued operations, net of
      related income taxes                                               --                (5.2)                106.5
 Net income (loss)                                                      $--               $(5.2)                $96.2

[GRAPHIC OMITTED]
===============================================================================
                                       21

(1) The 2004 summary results of operations information is for the six months ended prior to the July 1, 2004, sale of Principal Residential Mortgage, Inc. and, accordingly, there is no statement of operations data to present subsequent to the date of the sale.

         Our U.S. Asset Management and Accumulation segment held residential mortgage banking escrow deposits (reported as other liabilities) as of December 31, 2003. The purchaser (or acquirer) closed out the banking escrow deposit accounts as a result of the sale. U.S. Asset Management and Accumulation total revenues from this arrangement reclassified to discontinued operations for the year ended December 31, 2004 was $(5.6) million. Loss from discontinued operations net of related income taxes, for the year ended December 31, 2004 was $3.5 million.

4.  Goodwill and Other Intangible Assets

         The changes in the carrying amount of goodwill reported in our operating segments for 2005 and 2006 were as follows:

                                                     U.S. Asset
                                                     Management            Life and
                                                  and Accumulation     Health Insurance     Consolidated
                                                                       (in millions)
  Balances at January 1, 2005                            $91.8                 $69.5             $161.3
  Goodwill from acquisitions                              46.5                   --                 46.5
  Balances at December 31, 2005                          138.3                  69.5              207.8
  Goodwill from acquisitions                              21.7                   --                 21.7
  Balances at December 31, 2006                         $160.0                 $69.5             $229.5

==============================================================================
         Amortized intangible assets were as follows:

                                                                      December 31,
                                                      2006                                   2005
                                        Gross                       Net        Gross                        Net
           carrying Accumulated carrying carrying Accumulated carrying amount amortization amount amount amortization amount
                                                                     (in millions)
  Intangibles with finite useful                                                                                    .8
    lives                                    $116.9       $19.7          $97.2      $107.2        $12.4          $94

===============================================================================
                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)

4.  Goodwill and Other Intangible Assets (continued)

         The amortization expense for intangible assets with finite useful lives was $7.6 million, $6.1 million and $4.2 million for 2006, 2005 and 2004, respectively. At December 31, 2006, the estimated amortization expense for the next five years is as follows (in millions):

  Year ending December 31:
        2007                   $8.2
        2008                    8.3
        2009                    8.5
        2010                    8.5
        2011                    8.0

         In connection with our parent's December 31, 2006, acquisition of WM Advisors, Inc., we were allocated $99.9 million of the purchase price based on the fact that we will benefit from our parent's acquisition. Of the $99.9 million, $94.5 million related to investment management contracts that are not subject to amortization, $3.2 million related to goodwill and $2.2 million was related to other amortizable intangible assets that will be subject to a three-year amortization period.

5.  Variable Interest Entities

         We have relationships with various types of special purpose entities and other entities where we have a variable interest. The following serves as a discussion of investments in entities that meet the definition of a VIE.

Consolidated Variable Interest Entities

         Synthetic Collateralized Debt Obligation. On May 26, 2005, we invested $130.0 million in a secured limited recourse credit linked note issued by a grantor trust. The trust entered into a credit default swap providing credit protection on the first 45% of loss of seven mezzanine tranches totaling $288.9 million of seven synthetic reference portfolios. Our risk of loss for the seven referenced mezzanine tranches begins at 4.85% and ends at 10.85% of loss on each of the seven synthetic reference portfolios. Therefore, defaults in an underlying reference portfolio will only affect the credit-linked note if cumulative losses exceed 4.85% of a synthetic reference portfolio.

         We have determined that this grantor trust is a variable interest entity and that we are the primary beneficiary of the trust due to our interest in the variable interest entity and management of the synthetic reference portfolios. Upon consolidation of the trust, as of December 31, 2006 and 2005, our consolidated statements of financial position include $130.3 million and $130.0 million, respectively, of available-for-sale fixed maturity securities, which represent the collateral held by the trust. As of December 31, 2006 and 2005, the credit default swap entered into by the trust has an outstanding notional amount of $130.0 million. During the year ended December 31, 2006 and 2005, the credit default swaps had a change in fair value that resulted in a $4.4 million pre-tax gain and a $0.4 million pre-tax loss, respectively. The creditors of the grantor trusts have no recourse to our assets.

         Grantor Trusts. We contributed undated subordinated floating rate notes to three grantor trusts. The trusts separated the cash flows of the underlying notes by issuing an interest-only certificate and a residual certificate related to each note contributed. Each interest-only certificate entitles the holder to interest on the stated note for a specified term while the residual certificate entitles the holder to interest payments subsequent to the term of the interest-only certificate and to all principal payments. We retained the interest-only certificate and the residual certificates were subsequently sold to a third party.








                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)

5.  Variable Interest Entities (continued)

         We have determined that these grantor trusts are VIEs as our interest-only certificates are exposed to the majority of the risk of loss. The restricted interest periods end between 2016 and 2020 and, at that time, the residual certificate holders' certificates are redeemed by the trust in return for the notes. We have determined that it will be necessary for us to consolidate these entities until the expiration of the interest-only period. As of December 31, 2006 and 2005, our consolidated statements of financial position include $366.2 million and $364.1 million, respectively, of undated subordinated floating rate notes of the grantor trusts, which are classified as available-for-sale fixed maturity securities and represent the collateral held by the trust. The obligation to deliver the underlying securities to the residual certificate holders of $156.8 million and $147.4 million as of December 31, 2006 and 2005, respectively, is classified as an other liability and contains an embedded derivative of the forecasted transaction to deliver the underlying securities. The creditors of the grantor trusts have no recourse to our assets.

         Other. In addition to the entities above, we have a number of relationships with a disparate group of entities, which meet the criteria for VIEs. Due to the nature of our direct investment in the equity and/or debt of these VIEs, we are the primary beneficiary of such entities, which requires us to consolidate them. These entities include seven private investment trusts, a financial services company and a hedge fund. The consolidation of these VIEs did not have a material effect on either our consolidated statement of financial position as of December 31, 2006 or 2005, or results of operations and for the years ended December 31, 2006, 2005 and 2004. For the majority of these entities, the creditors have no recourse to our assets.

         The carrying amount and classification of consolidated VIE assets that are collateral the VIEs have designated for their own obligations and the debt of the VIEs are as follows:

                                                   December 31,
                                                2006           2005
                                                   (in millions)
  Fixed maturity securities, available-for-sale    $178.0          $88.3
  Fixed maturity securities, trading                 14.0            --
  Equity securities, available-for-sale               --             39.6
  Equity securities, trading                         59.5            --
  Real estate                                         --             12.4
  Cash and other assets                              83.2           71.6
    Total assets pledged as collateral             $334.7         $211.9

  Long-term debt                                   $206.4         $120.2

===============================================================================
         As of December 31, 2006 and 2005, $334.7 million and $211.9 million, respectively, of assets were pledged as collateral for the VIE entities' other obligations. Additionally, as of December 31, 2006 and 2005, these entities had long-term debt of $206.4 million and $120.2 million, respectively, of which $206.4 million and $106.8 million, respectively, was issued to our affiliates and, therefore, eliminated upon consolidation.

Significant Unconsolidated Variable Interest Entities

         We hold a significant variable interest in a number of VIEs where we are not the primary beneficiary. These entities include private investment trusts and custodial relationships that have issued trust certificates or custodial receipts that are recorded as available-for-sale fixed maturity securities in the consolidated financial statements.

         On June 21, 2006, we invested $285.0 million in a secured limited recourse note issued by a segregated portfolio company. The note represents Class B notes. Class A notes are senior and Class C through Class F notes are subordinated to Class B notes. The entity entered into a credit default swap with a third party providing credit protection in exchange for a fee. Defaults in an underlying reference portfolio will only affect the note if cumulative losses of a synthetic reference portfolio exceed the loss attachment point on the portfolio. We have determined we are not the primary beneficiary, as we do not hold the majority of the risk of loss. Our maximum exposure to loss as a result of our involvement with this entity is our recorded investment of $285.3 million as of December 31, 2006.

                        Principal Life Insurance Company
                          Notes to Consolidated Financial Statements (continued)

5.  Variable Interest Entities (continued)

         Between October 3, 1996 and September 21, 2001, we entered into seven separate but similar transactions where various third parties transferred funds to either a custodial account or a trust. The custodians or trusts purchased shares of specific money market funds and then separated the cash flows of the money market shares into share receipts and dividend receipts. The dividend receipts entitle the holder to dividends paid for a specified term while the share receipts, purchased at a discount, entitle the holder to dividend payments subsequent to the term of the dividend receipts and the rights to the underlying shares. We have purchased the share receipts. After the restricted dividend period ends between 2017 and 2021, we, as the share receipt holder, have the right to terminate the custodial account or trust agreement and will receive the underlying money market fund shares. We determined the primary beneficiary is the dividend receipt holder, which has the majority of the risk of loss. Our maximum exposure to loss as a result of our involvement with these entities is our recorded investment of $235.7 million and $224.5 million as of December 31, 2006 and 2005, respectively.

         On June 20, 1997, we entered into a transaction in which we purchased a residual trust certificate. The trust separated the cash flows of an underlying security into an interest-only certificate that entitles the third party certificate holder to the stated interest on the underlying security through May 15, 2017, and into a residual certificate entitling the holder to interest payments subsequent to the term of the interest-only certificates and any principal payments. Subsequent to the restricted interest period, we, as the residual certificate holder, have the right to terminate the trust agreement and will receive the underlying security. We determined the primary beneficiary is the interest-only certificate holder, which has the majority of the risk of loss. Our maximum exposure to loss as a result of our involvement with this entity is our recorded investment of $78.7 million and $77.0 million as of December 31, 2006 and 2005, respectively.

6.  Investments

Fixed Maturities and Equity Securities

         The cost, gross unrealized gains and losses and fair value of fixed maturities and equity securities available-for-sale as of December 31, 2006 and 2005, are summarized as follows:

                                                                                  Gross         Gross
                                                                               unrealized     unrealized
                                                                    Cost          gains         losses       Fair value
                                                                                     (in millions)
December 31, 2006 Fixed maturities, available-for-sale:
  U.S. government and agencies                                         $522.3           $0.8          $3.6         $519.5
  Non-U.S. governments                                                  384.9           36.1           0.4          420.6
  States and political subdivisions                                   1,557.7           45.4           4.9        1,598.2
  Corporate -- public                                                 19,223.3          661.0         137.3       19,747.0
  Corporate -- private                                                10,282.1          373.9          75.7       10,580.3
  Mortgage-backed and other asset-backed securities                   9,163.8          217.2          77.8        9,303.2
Total fixed maturities, available-for-sale                          $41,134.1       $1,334.4        $299.7      $42,168.8
Total equity securities, available-for-sale                            $638.0          $11.6          $4.3         $645.3
December 31, 2005 Fixed maturities, available-for-sale:
  U.S. government and agencies                                         $549.4           $1.7          $4.0         $547.1
  Non-U.S. governments                                                  416.2           47.2           0.3          463.1
  States and political subdivisions                                   1,222.6           45.7           3.8        1,264.5
  Corporate -- public                                                 18,763.0          887.0         104.6       19,545.4
  Corporate -- private                                                 9,463.7          484.3          52.3        9,895.7
  Mortgage-backed and other asset-backed securities                   8,043.5          267.7          78.0        8,233.2
Total fixed maturities, available-for-sale                          $38,458.4       $1,733.6        $243.0      $39,949.0
Total equity securities, available-for-sale                            $683.8          $24.4          $5.3         $702.9

===============================================================================
                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)

6.  Investments (continued)

         The cost and fair value of fixed maturities available-for-sale at December 31, 2006, by expected maturity, were as follows:

                                                  Cost        Fair value
                                                     (in millions)
Due in one year or less                            $2,210.2       $2,209.9
Due after one year through five years               9,193.2        9,364.8
Due after five years through ten years             11,137.5       11,309.7
Due after ten years                                 9,429.4        9,981.3
                                                   31,970.3       32,865.7
Mortgage-backed and other asset-backed securities   9,163.8        9,303.1
Total                                             $41,134.1      $42,168.8

===============================================================================
         The above summarized activity is based on expected maturities. Actual maturities may differ because borrowers may have the right to call or prepay obligations.

         Corporate private placement bonds represent a primary area of credit risk exposure. The corporate private placement bond portfolio is diversified by issuer and industry. We monitor the restrictive bond covenants, which are intended to regulate the activities of issuers and control their leveraging capabilities.

Net Investment Income

         Major categories of net investment income are summarized as follows:

                                          For the year ended December 31,
                                        2006            2005           2004
                                                   (in millions)
  Fixed maturities, available-for-sale   $2,463.8        $2,291.7       $2,183.6
  Fixed maturities, trading                  10.6             7.3            9.4
  Equity securities, available-for-sale      54.6            48.5           46.9
  Equity securities, trading                  0.4             --              --
  Mortgage loans                            708.1           723.7          731.5
  Real estate                                64.7            63.9           65.8
  Policy loans                               50.9            50.3           51.1
  Cash and cash equivalents                  60.1            42.6           20.6
  Derivatives                                38.6            14.2           16.9
  Other                                      51.9            43.7           25.3
  Total                                   3,503.7         3,285.9        3,151.1
  Less investment expenses                 (153.5)         (152.8)       (123.6)
  Net investment income                  $3,350.2        $3,133.1       $3,027.5

===============================================================================










                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)

6.  Investments (continued)

Net Realized/Unrealized Capital Gains and Losses

         The major components of net realized/unrealized capital gains (losses) on investments are summarized as follows:

                                                                               For the year ended December 31,
                                                                          2006             2005               2004
                                                                                        (in millions)
  Fixed maturities, available-for-sale:
    Gross gains                                                               $31.8          $107.5             $42.3
    Gross losses                                                              (62.9)          (85.1)            (83.4)
    Hedging (net)                                                             (14.6)          (45.8)             (0.7)
  Fixed maturities, trading                                                    (4.6)           (1.7)             (1.1)
  Equity securities, available-for-sale:
    Gross gains                                                                 1.4             6.8               7.7
    Gross losses                                                               (0.1)           (6.4)            (10.4)
  Equity securities, trading                                                   20.1             5.7               4.4
  Mortgage loans                                                                3.2             1.1             (12.1)
  Derivatives                                                                  (4.9)           14.6            (116.9)
  Other                                                                        61.0           (14.2)             60.5
  Net realized/unrealized capital gains (losses)                              $30.4          $(17.5)          $(109.7)

===============================================================================
         Proceeds from sales of investments (excluding call and maturity proceeds) in fixed maturities were $1.3 billion, $2.4 billion and $1.7 billion in 2006, 2005 and 2004, respectively.

         We recognize impairment losses for fixed maturities and equity securities when declines in value are other than temporary. Gross realized losses related to other than temporary impairments of fixed maturity securities were $14.6 million, $28.6 million and $60.6 million in 2006, 2005 and 2004, respectively. As a result of the need to fund our parent's acquisition of WM Advisors, Inc. we also recognized $17.2 million of write-downs in 2006 that resulted from our determination that we no longer had the ability and intent to hold certain fixed maturity securities until they recovered in value. We also recognized gross realized losses as the result of credit triggered sales of $22.2 million, $30.8 million and $18.9 million in 2006, 2005 and 2004, respectively. In 2005, we also recognized an $11.0 million loss related to a large investment that was called from us.





















                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)

6.  Investments (continued)

Gross Unrealized Losses for Fixed Maturities and Equity Securities

         For fixed maturities and equity securities available-for-sale with unrealized losses as of December 31, 2006 and 2005, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position are summarized as follows:

                                                                        December 31, 2006
                                               Less than              Greater than or equal
                                             twelve months               to twelve months                  Total
                                                        Gross                        Gross                         Gross
                                        Carrying      unrealized     Carrying      unrealized      Carrying     unrealized
                                         value          losses         value         losses         value         losses
                                                                          (in millions)
   Fixed maturities,
     available-for-sale:
     U.S. government and agencies             $32.0           $0.2         $315.9          $3.4         $347.9           $3.6
     Non-U.S. governments                      44.7            0.1           11.7           0.3           56.4            0.4
     States and political
       subdivisions                           278.1            0.7          347.0           4.2          625.1            4.9
     Corporate -- public                     2,529.7           27.7        4,591.0         109.6        7,120.7          137.3
     Corporate -- private                    1,635.2           11.4        2,375.8          64.3        4,011.0           75.7
     Mortgage-backed and other
       asset-backed securities              1,312.2            9.7        2,751.5          68.1        4,063.7           77.8
   Total fixed maturities,
     available-for-sale                    $5,831.9          $49.8      $10,392.9        $249.9      $16,224.8         $299.7
   Total equity securities,
     available-for-sale                        $1.4           $--           $134.0          $4.3         $135.4           $4.3

===============================================================================
         As of December 31, 2006, we held $16,224.8 million in available-for-sale fixed maturity securities with unrealized losses of $299.7 million. Our portfolio consists of fixed maturity securities where 98% are investment grade (rated AAA through BBB-) with an average price of 98 (carrying value/amortized cost).

         For those securities that have been in a loss position for less than twelve months, our portfolio holds 643 securities with a carrying value of $5,831.9 million and unrealized losses of $49.8 million reflecting an average price of 99. Of this portfolio, 97% was investment grade (rated AAA through BBB-) at December 31, 2006, with associated unrealized losses of $48.3 million. The losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

         For those securities that have been in a continuous loss position greater than or equal to twelve months, our portfolio holds 1,186 securities with a carrying value of $10,392.9 million and unrealized losses of $249.9 million. The average rating of this portfolio is A with an average price of 98 at December 31, 2006. Of the $249.9 million in unrealized losses, the Corporate-public and Corporate-private sectors account for $173.9 million in unrealized losses with an average price of 98 and an average credit rating of BBB+. The remaining unrealized losses consist primarily of $68.1 million in unrealized losses within the mortgage-backed and other asset-backed securities sector. The average price of the mortgage-backed and other asset-backed securities sector is 98 and the average credit rating is AA+. The losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.






                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)

6.  Investments (continued)

                                                                        December 31, 2005
                                           Less than twelve           Greater than or equal
                                                months                   to twelve months                  Total
                                                        Gross                        Gross                         Gross
                                        Carrying      unrealized     Carrying      unrealized      Carrying     unrealized
                                         value          losses         value         losses         value         losses
                                                                          (in millions)
  Fixed maturities,
    available-for-sale:
    U.S. government and agencies             $406.3           $3.5          $43.5          $0.5         $449.8           $4.0
    Non-U.S. governments                        7.9            0.1           11.7           0.2           19.6            0.3
    States and political
      subdivisions                            374.2            2.9           55.2           0.9          429.4            3.8
    Corporate -- public                      4,617.6           80.4          877.1          24.2        5,494.7          104.6
    Corporate -- private                     2,297.4           36.3          488.9          16.0        2,786.3           52.3
    Mortgage-backed and other
      asset-backed securities               2,847.4           53.8          795.0          24.2        3,642.4           78.0
  Total fixed maturities,
    available-for-sale                    $10,550.8         $177.0       $2,271.4         $66.0      $12,822.2         $243.0
  Total equity securities,
    available-for-sale                       $144.5           $2.6         $287.7          $2.7         $432.2           $5.3

===============================================================================
         Of these amounts, our portfolio represented $12,822.2 million in available-for-sale fixed maturity securities with unrealized losses of $243.0 million. Our portfolio consisted of fixed maturity securities where 97% are investment grade (rated AAA through BBB-) with an average price of 98 (carrying value/amortized cost).

         For those securities that had been in a loss position for less than twelve months, our portfolio held 1,199 securities with a carrying value of $10,550.8 million and unrealized losses of $177.0 million reflecting an average price of 98. Of this portfolio, 97% was investment grade (rated AAA through BBB-) at December 31, 2005, with associated unrealized losses of $167.1 million. The losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

         For those securities that had been in a continuous loss position greater than or equal to twelve months, our portfolio held 337 securities with a carrying value of $2,271.4 million and unrealized losses of $66.0 million. The average rating of this portfolio was A+ with an average price of 97 at December 31, 2005. Of the $66.0 million in unrealized losses, the Corporate-public and Corporate-private sectors account for $40.2 million in unrealized losses with an average price of 97 and an average credit rating of BBB+. The remaining unrealized losses consist primarily of $24.2 million in unrealized losses within the mortgage-backed and other asset-backed securities sector. The average price of the mortgage-backed and other asset-backed securities sector is 97 and the average credit rating is AA+.

         We closely monitor our below investment grade holdings and those investment grade names where we have concerns. While we are in an unrealized loss position on these securities, all securities except those identified as previously impaired continue to make payments. We consider relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include: (1) the length of time the fair value has been below cost; (2) the financial position and access to capital of the issuer, including the current and future impact of any specific events; and (3) our ability and intent to hold the security to maturity or until it recovers in value. To the extent we determine that a security is deemed to be other than temporarily impaired, the difference between amortized cost and fair value is charged to earnings.





                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)

6.  Investments (continued)

Net Unrealized Gains and Losses on Available-for-Sale Securities

         The net unrealized gains and losses on investments in fixed maturities and equity securities available-for-sale are reported as a separate component of stockholder's equity. The cumulative amount of net unrealized gains and losses on available-for-sale securities was as follows:

                                                                                                  December 31,
                                                                                              2006             2005
                                                                                                  (in millions)
Net unrealized gains on fixed maturities, available-for-sale(1)                               $1,036.3          $1,490.5
Net unrealized gains on equity securities, available-for-sale                                      7.2              19.2
Adjustments for assumed changes in amortization patterns                                        (128.1)           (136.2)
Net unrealized gains on derivative instruments                                                    39.9              39.6
Net unrealized losses on policyholder dividend obligation                                          --               (33.7)
Net unrealized losses on equity method subsidiaries and minority interest adjustments            (24.6)            (31.3)
Provision for deferred income taxes                                                             (327.1)           (474.6)
Net unrealized gains on available-for-sale securities                                           $603.6            $873.5
[GRAPHIC OMITTED]

===============================================================================
                                       21

(1) Excludes net unrealized gains (losses) on fixed maturities, available-for-sale included in fair value hedging relationships.

                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)

6.  Investments (continued)

Commercial Mortgage Loans

         Commercial mortgage loans represent a primary area of credit risk exposure. At December 31, 2006 and 2005, the commercial mortgage portfolio is diversified by geographic region and specific collateral property type as follows:

                                                                                   December 31,
                                                                       2006                            2005
                        Carrying Percent Carrying Percent
                         amount of total amount of total
                                                                                 ($ in millions)
  Geographic distribution
  New England                                                    $397.6            3.9%          $353.0             3.6%
  Middle Atlantic                                               1,817.4           18.0          1,822.3            18.4
  East North Central                                              847.0            8.4            775.2             7.8
  West North Central                                              525.6            5.2            458.3             4.6
  South Atlantic                                                2,550.9           25.3          2,531.2            25.7
  East South Central                                              285.6            2.8            348.0             3.5
  West South Central                                              682.4            6.8            674.1             6.8
  Mountain                                                        845.5            8.4            823.7             8.3
  Pacific                                                       2,170.5           21.5          2,138.1            21.6
  Valuation allowance                                             (32.2)          (0.3)           (33.2)           (0.3)
  Total                                                       $10,090.3          100.0%        $9,890.7           100.0%
  Property type distribution
  Office                                                       $2,672.3           26.5%        $2,706.5            27.4%
  Retail                                                        2,808.8           27.7          3,036.5            30.6
  Industrial                                                    2,740.1           27.2          2,812.3            28.4
  Apartments                                                    1,440.3           14.3          1,078.5            10.9
  Hotel                                                            41.7            0.4             44.8             0.5
  Mixed use/other                                                 419.3            4.2            245.3             2.5
  Valuation allowance                                             (32.2)          (0.3)           (33.2)           (0.3)
  Total                                                       $10,090.3          100.0%        $9,890.7           100.0%

===============================================================================
Commercial Mortgage Loan Loss Allowance

         Mortgage loans on real estate are considered impaired when, based on current information and events, it is probable that we will be unable to collect all amounts due according to contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established equal to the difference between the carrying amount of the mortgage loan and the estimated value. Estimated value is based on either the present value of the expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price or fair value of the collateral. The change in the valuation allowance is included in net realized/unrealized capital gains (losses) on our consolidated statements of operations.

                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)
6.  Investments (continued)

         The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses. Management's periodic evaluation and assessment of the adequacy of the allowance for losses and the need for mortgage impairments is based on known and inherent risks in the portfolio, adverse situations that may affect a borrower's ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. The evaluation of our loan specific reserve component is also subjective, as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans. Impaired mortgage loans, along with the related allowance for losses, were as follows:

                                        December 31,
                                  2006             2005
                                       (in millions)
  Impaired loans                       $0.1          $23.8
  Allowance for losses                  --             (2.3)
  Net impaired loans                   $0.1          $21.5

==============================================================================
         The average recorded investment in impaired mortgage loans and the interest income recognized on impaired mortgage loans were as follows:

                                                                                            For the year ended
                                  December 31,
                                 2006 2005 2004
                                                                                              (in millions)
  Average recorded investment in impaired loans                                        $4.3          $51.6           $105.2
  Interest income recognized on impaired loans                                          0.5            5.1              7.0

-------------------------------------------------------------------------------
         When it is determined that a loan is impaired, interest accruals are stopped and all interest income is recognized on the cash basis.

         A summary of the changes in the commercial mortgage loan allowance for losses is as follows:

                                                                                            For the year ended
                                  December 31,
                                 2006 2005 2004
                                                                                              (in millions)
  Balance at beginning of year                                                        $33.2           $42.4           $49.6
  Provision for losses                                                                  1.3             6.7            14.4
  Releases due to write-downs, sales and foreclosures                                  (2.3)          (15.9)          (21.6)
  Balance at end of year                                                              $32.2           $33.2           $42.4

===============================================================================
Real Estate

         Depreciation expense on invested real estate was $34.2 million, $27.8 million and $31.8 million in 2006, 2005 and 2004, respectively. Accumulated depreciation was $228.3 million and $199.7 million as of December 31, 2006 and 2005, respectively.

                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)
6.  Investments (continued)

Other Investments

         Other investments include minority interests in unconsolidated entities and properties owned jointly with venture partners and operated by the partners. Such investments are generally accounted for using the equity method. In applying the equity method, we record our share of income or loss reported by the equity investees. Changes in the value of our investment in equity investees attributable to capital transactions of the investee, such as an additional offering of stock, are recorded directly to stockholder's equity. Total assets of the unconsolidated entities were $5,957.3 million and $4,756.9 million at December 31, 2006 and 2005, respectively. Total revenues of the unconsolidated entities were $1,245.0 million, $1,026.7 million and $700.4 million in 2006, 2005 and 2004, respectively. During 2006, 2005 and 2004, we included $43.5 million, $46.1 million and $30.5 million, respectively, in net investment income representing our share of current year net income of the unconsolidated entities. At December 31, 2006 and 2005, our net investment in unconsolidated entities was $97.1 million and $62.8 million, respectively.

         In the ordinary course of our business and as part of our investment operations, we have also entered into long term contracts to make and purchase investments aggregating $677.2 million and $882.8 million at December 31, 2006 and 2005, respectively.

         Derivative assets are carried at fair value and reported as a component of other investments. Certain seed money investments are carried at fair value with changes in fair value included in net income as net realized/unrealized capital gains or losses.

7.  Securitization Transactions

         We, along with other contributors, sell commercial mortgage loans in securitization transactions to trusts. As these trusts are classified as a qualifying special purpose entity, they are not subject to the VIE consolidation rules. We purchase primary servicing responsibilities and may retain other interests. The investors and the securitization entities have no recourse to our other assets for failure of debtors to pay when due. The value of our retained interests is subject primarily to credit risk.

         In 2006, 2005, and 2004, we recognized gains of $13.6 million, $39.8 million and $14.4 million, respectively, on the securitization of commercial mortgage loans.

         Key economic assumptions used in measuring the other retained interests at the date of securitization resulting from transactions completed included a cumulative foreclosure rate between 2% and 10% during 2006, 5% and 18% during 2005, and 4% and 10% during 2004. The assumed range of the loss severity, as a percentage of defaulted loans, was between 2% and 31% during 2006, 3% and 29% during 2005, and 13% and 31% during 2004. The low end of the loss severity range relates to a portfolio of seasoned loans. The high end of the loss severity range relates to a portfolio of newly issued loans.

         At December 31, 2006 and 2005, the fair values of other retained interests related to the securitizations of commercial mortgage loans were $345.3 million and $321.0 million, respectively. Only $0.5 million in 2006 and $0.8 million in 2005 represented equity investments. All other interests are classified as available-for-sale securities and are carried at fair value. At December 31, 2006 and 2005, respectively, $156.2 million and $181.3 million of these available-for-sale securities were interest-only investments. Cash flows are continuously monitored for adverse deviations from original expectations and impairments are recorded when necessary. Key economic assumptions and the sensitivity of the current fair values of residual cash flows were tested to one and two standard deviations from the expected rates. The changes in the fair values at December 31, 2006 and 2005, as a result of this sensitivity analysis were not significant.

                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)

7.  Securitization Transactions (continued)

     The table below summarizes cash flows for securitization transactions:

                                                                                    For the year ended December 31,
                                                                                  2006           2005           2004
                                                                                             (in millions)
Proceeds from new securitizations                                                     $698.6      $2,270.4         $871.1
Servicing fees received                                                                  1.3           1.1            1.1
Other cash flows received on retained interests                                         37.4          36.0           31.1

-------------------------------------------------------------------------------
8.  Derivative Financial Instruments

         Derivatives are generally used to hedge or reduce exposure to market risks (primarily interest rate and foreign currency risks) associated with assets held or expected to be purchased or sold and liabilities incurred or expected to be incurred. Derivatives are used to change the characteristics of our asset/liability mix consistent with our risk management activities. Additionally, derivatives are also used in asset replication strategies. We do not buy, sell or hold these investments for trading purposes.

Types of Derivative Instruments

         Interest rate swaps are contracts in which we agree with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts based upon designated market rates or rate indices and an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. We use interest rate swaps primarily to more closely match the interest rate characteristics of assets and liabilities arising from timing mismatches between assets and liabilities (including duration mismatches). We also use interest rate swaps to hedge against changes in the value of assets we anticipate acquiring and other anticipated transactions and commitments. Interest rate swaps are used to hedge against changes in the value of the guaranteed minimum withdrawal benefit ("GMWB") liability. The GMWB rider on our variable annuity products provides for guaranteed minimum withdrawal benefits regardless of the actual performance of various equity and/or fixed income funds available with the product.

         In exchange-traded futures transactions, we agree to purchase or sell a specified number of contracts, the values of which are determined by the values of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. We enter into exchange-traded futures with regulated futures commissions merchants who are members of a trading exchange. In a mortgage-backed securities ("MBS") forward transaction, we agree to purchase or sell a specified MBS on a future date. We have used exchange-traded futures and MBS forwards to reduce market risks from changes in interest rates, to alter mismatches between the assets in a portfolio and the liabilities supported by those assets, and to hedge against changes in the value of securities we own or anticipate acquiring or selling. We use exchange-traded futures to hedge against changes in the value of the GMWB liability related to the GMWB rider on our variable annuity product, as previously explained.

         A swaption is an option to enter into an interest rate swap at a future date. We write these options and receive a premium in order to transform our callable liabilities into fixed term liabilities. In addition, we may sell an investment-type contract with attributes tied to market indices (an embedded derivative as noted below), in which case we write an equity call option to convert the overall contract into a fixed-rate liability, essentially eliminating the equity component altogether. Equity call spreads are purchased to fund the equity participation rates promised to contractholders in conjunction with our fixed deferred annuity products that credit interest based on changes in an external equity index. Equity put options are used to hedge against changes in the value of the GMWB liability related to the GMWB rider on our variable annuity products, as previously explained.

                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)

8.  Derivative Financial Instruments (continued)

         Total return swaps are contracts in which we agree with other parties to exchange, at specified intervals, an amount determined by the difference between the previous spread and the current spread on referenced indices based upon an agreed upon notional principal amount plus an additional amount determined by the financing spread. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. These derivatives have been used in our commercial mortgage securitization operation to hedge its long spread position.

         Currency forwards are contracts in which we agree with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. Currency swaps are contracts in which we agree with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate as calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date. We use currency forwards and currency swaps to reduce market risks from changes in currency exchange rates with respect to investments or liabilities denominated in foreign currencies that we either hold or intend to acquire or sell.

         We use credit default swaps to enhance the return on our investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market. They are also occasionally used to hedge credit exposures in our investment portfolio. Credit derivatives are used to sell or buy credit protection on an identified name or names on an unfunded or synthetic basis in return for receiving or paying a quarterly premium. At the same time we enter into these synthetic transactions, we buy a quality cash bond to match against the credit default swap. The premium generally corresponds to a referenced name's credit spread at the time the agreement is executed. When selling protection, if there is an event of default by the referenced name, as defined by the agreement, we are obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced security in an amount equal to the notional value of the credit default swap.

         In our commercial mortgage backed securitization operation, we enter into commitments to fund commercial mortgage loans at specified interest rates and other applicable terms within specified periods of time. These commitments are legally binding agreements to extend credit to a counterparty. Loan commitments that will be held for sale are recognized as interest rate lock commitment derivatives that are recorded at fair value. Fair value is determined by discounting the expected total cash flows using market rates that are applicable to the yield, credit quality and maturity of each commitment. Loan commitments that are related to the origination of mortgage loans that will be held for investment are not accounted for as derivatives and, accordingly, are not recognized in our financial statements.

         Commodity swaps are used to sell or buy protection on commodity prices in return for receiving or paying a quarterly premium. We purchased a AAA rated secured limited recourse note from a VIE that is consolidated in our financial results. This VIE uses a commodity swap to enhance the return on an investment portfolio by selling protection on a static portfolio of commodity trigger swaps, each referencing a base or precious metal. The portfolio of commodity trigger swaps is a portfolio of deep out-of-the-money European puts on various base or precious metals. The VIE provides mezzanine protection that the average spot rate will not fall below a certain trigger price on each commodity trigger swap in the portfolio and receives guaranteed quarterly premiums in return until maturity. At the same time the VIE enters into this synthetic transaction, it buys a quality cash bond to match against the commodity swap.








                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)

8.  Derivative Financial Instruments (continued)

Exposure

         Our risk of loss is typically limited to the fair value of our derivative instruments and not to the notional or contractual amounts of these derivatives. Risk arises from changes in the fair value of the underlying instruments. We are also exposed to credit losses in the event of nonperformance of the counterparties. Our current credit exposure is limited to the value of derivatives that have become favorable to us. This credit risk is minimized by purchasing such agreements from financial institutions with high credit ratings and by establishing and monitoring exposure limits. We also utilize various credit enhancements, including collateral and credit triggers to reduce the credit exposure to our derivative instruments.

         Our derivative transactions are generally documented under International Swaps and Derivatives Association, Inc. Master Agreements. Management believes that such agreements provide for legally enforceable set-off and close-out netting of exposures to specific counterparties. Under such agreements, in connection with an early termination of a transaction, we are permitted to set off our receivable from a counterparty against our payables to the same counterparty arising out of all included transactions.

         Prior to the application of the aforementioned credit enhancements, the gross exposure to credit risk with respect to these derivative instruments was $737.3 million and $461.9 million at December 31, 2006 and 2005, respectively. Subsequent to the application of such credit enhancements, the net exposure to credit risk was $539.8 million and $364.3 million at December 31, 2006 and 2005, respectively.

                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)

8.  Derivative Financial Instruments (continued)

         The notional amounts and credit exposure of our derivative financial instruments by type were as follows:

                                                           December 31,
                                                       2006           2005
                                                          (in millions)
Notional amounts of derivative instruments
Interest rate swaps                                    $11,900.4       $8,531.3
Foreign currency swaps                                   5,307.0        3,830.4
Credit default swaps                                     1,550.9        1,297.6
Embedded derivative financial instruments                1,277.6          802.5
Swaptions                                                  643.4          684.5
Call options                                               314.0          189.8
Currency forwards                                          235.3          509.2
Futures                                                     28.1           32.2
Bond options                                                21.0           38.5
Commodity swaps                                             20.0            --
Interest rate lock commitments                               8.8          392.3
Total return swaps                                           --            100.0
Mortgage-backed forwards and options                         --             39.3
                                                       $21,306.5      $16,447.6
Gross credit exposure of derivative instruments
Foreign currency swaps                                    $560.5         $338.4
Interest rate swaps                                        129.1           89.3
Call options                                                30.6           18.0
Credit default swaps                                        15.7           14.0
Commodity swaps                                              0.7            --
Bond options                                                 0.4            0.6
Currency forwards                                            0.3            1.6
Total credit exposure at end of year                      $737.3         $461.9

===============================================================================
         The net interest effect of interest rate swap, currency swap and credit default swap transactions is recorded as an adjustment to net investment income or interest expense, as appropriate, over the periods covered by the agreements.

         The fair value of our derivative instruments classified as assets at December 31, 2006 and 2005, was $695.5 million and $419.3 million, respectively, and was reported with other investments on the consolidated statements of financial position. The fair value of derivative instruments classified as liabilities at December 31, 2006 and 2005, was $267.9 million and $190.1 million, respectively, and was reported with other liabilities on the consolidated statements of financial position.

                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)

8.  Derivative Financial Instruments (continued)

Fair Value Hedges

         We use fixed-to-floating rate interest rate swaps to more closely align the interest rate characteristics of certain assets and liabilities. In general, these swaps are used in asset and liability management to modify duration.

         We enter into currency exchange swap agreements to convert certain foreign denominated assets and liabilities into U.S. dollar floating-rate denominated instruments to eliminate the exposure to future currency volatility on those items.

         We use interest rates swaps and have used total return swaps to hedge interest rate and spread risk in our commercial mortgage securitization operations.

         We also sell callable investment-type agreements and use written interest rate swaptions to transform the callable liability into a fixed term liability.

         We recognized a pre-tax net gain (loss) of $4.7 million, $(11.8) million and $(28.7) million in 2006, 2005 and 2004, respectively, relating to the ineffective portion of our fair value hedges, which was reported with net realized/unrealized capital gains (losses) on our consolidated statements of operations. All gains or losses on derivatives were included in the assessment of hedge effectiveness.


Cash Flow Hedges

         We also utilize floating-to-fixed rate interest rate swaps to eliminate the variability in cash flows of recognized financial assets and liabilities and forecasted transactions.

         We entered into currency exchange swap agreements to convert both principal and interest payments of certain foreign denominated assets and liabilities into U.S. dollar denominated fixed-rate instruments to eliminate the exposure to future currency volatility on those items.

         In 2006, 2005 and 2004, we recognized a $0.2 million, $27.0 million and $57.8 million after-tax increase in value, respectively, related to cash flow hedges in accumulated other comprehensive income. During this time period, none of our cash flow hedges have been discontinued because it was probable that the original forecasted transaction would not occur by the end of the originally specified time period. We reclassified $0.7 million, $21.3 million, and $5.2 million in net losses from accumulated comprehensive income into net income during 2006, 2005, and 2004 respectively, which are the portion of deferred losses related to the variability in cash flows that were hedged and impacted net income in those periods. We expect to reclassify net losses of $3.9 million in the next 12 months.

         For the years ended December 31, 2006, 2005 and 2004, we recognized a pre-tax gain of $2.5 million, $1.2 million, and $1.9 million in net income due to cash flow ineffectiveness, respectively. All gains or losses on derivatives were included in the assessment of hedge effectiveness.

         The maximum length of time that we are hedging our exposure to the variability in future cash flows for forecasted transactions, excluding those related to the payments of variable interest on existing financial assets and liabilities, is 12.5 years.

                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)

8.  Derivative Financial Instruments (continued)

Derivatives Not Designated as Hedging Instruments

         Our use of futures, MBS forwards, certain swaptions and swaps, equity call options, bond options, currency forwards, and interest rate lock commitments are effective from an economic standpoint, but they have not been designated as hedges under SFAS 133. As such, periodic changes in the market value of these instruments flow directly into net income. For the years ended December 31, 2006, 2005 and 2004, gains (losses) of $8.2 million, $10.5 million and $(64.4) million, respectively, were recognized in income from market value changes of derivatives not receiving hedge accounting treatment.

Embedded Derivatives

         We may purchase or issue financial instruments or products that contain a derivative instrument that is embedded in the financial instrument or product. When it is determined that the embedded derivative possesses economic characteristics that are not clearly or closely related to the economic characteristics of the host contract and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the consolidated statements of financial position, is carried at fair value with changes in fair value reported in net income.

         We sell investment-type liability contracts in which the return is tied to an external equity index, a leveraged inflation index or leveraged reference swap. These returns are embedded options that are bifurcated from the host investment-type contract and accounted for separately. We economically hedge the embedded equity derivative by writing equity call options with identical features to convert the overall contract into a fixed-rate liability, effectively eliminating the equity component altogether. For the years ended December 31, 2006, 2005 and 2004, respectively, we recognized a $3.1 million, $1.0 million and $3.2 million pre-tax gain on the purchased equity call options and a $3.1 million, $1.0 million and $3.2 million pre-tax loss on the change in fair value of the embedded derivatives. We economically hedge the leveraged embedded derivatives with interest rate swaps and currency swaps to convert them to a fixed-rate liability or floating rate U.S. dollar liability. For the year ended December 31, 2006, we recognized a $2.6 million pre-tax loss on the swaps and a $6.0 million pre-tax gain on the change in fair value of the embedded derivatives.

         We contributed undated subordinated floating rate notes to three grantor trusts. The trusts separated the cash flows of the underlying notes by issuing an interest-only certificate and a residual certificate related to each note contributed. We retained the interest-only certificates and the residual certificates were subsequently sold to a third party. We have determined these grantor trusts are variable interest entities and it is necessary for us to consolidate these entities. The obligation to deliver the underlying securities to residual certificate holders of $156.8 million as of December 31, 2006, and $147.4 million as of December 31, 2005 is classified as an other liability and contains an embedded derivative of the forecasted transaction to deliver the underlying securities. For the years ended December 31, 2006, 2005 and 2004, respectively, we recognized a $7.2 million pre-tax gain, a $2.7 million pre-tax gain and a $28.2 million pre-tax loss on the change in fair value of the obligation, which is reflected in accumulated other comprehensive income on the consolidated statements of financial position.

                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)

8.  Derivative Financial Instruments (continued)

         During 2005, we purchased existing Class A units of a trust that represent interest payments on the underlying security within the trust. The trust also issued Class B units representing the residual interests in the underlying security. We have determined that this trust is a variable interest entity and subsequent to this purchase it is necessary for us to consolidate this entity. The obligation to deliver the underlying security to the Class B unit holder of $12.0 million and $10.5 million as of December 31, 2006 and 2005, respectively, is classified as an other liability and contains an embedded derivative of the forecasted transaction to deliver the underlying security. For the years ended December 31, 2006 and 2005, respectively, we recognized a $0.5 million and $0.4 million pre-tax loss on the change in fair value of the obligation, which is reflected in accumulated other comprehensive income on the consolidated statements of financial position.

         We offer a fixed deferred annuity product that credits interest based on changes in an external equity index. It contains an embedded derivative that has been bifurcated and accounted for separately, with changes in fair value reported in net realized/unrealized gains (losses). We economically hedge the fixed deferred annuity product by purchasing options that match the product's profile. For the years ended December 31, 2006, 2005 and 2004, respectively, we recognized a $5.3 million, $1.5 million and $0.5 million pre-tax gain on the call spread options purchased and a $6.1 million, $2.3 million and $0.2 million pre-tax loss on the change in fair value of the embedded derivatives.

         We offer certain variable annuity products with a GMWB rider. The GMWB provides that the contractholder will receive at least their principal deposit back through withdrawals of up to a specified annual amount, even if the account value is reduced to zero. The GMWB represents an embedded derivative in the variable annuity contract that is required to be reported separately from the host variable annuity contract. Declines in the equity market may increase our exposure to benefits under contracts with the GMWB. We economically hedge the GMWB exposure using futures, options and interest rate swaps. For the years ended December 31, 2006, and 2005, respectively, we recognized in net income a $4.2 million and $0.5 million pre-tax loss on the hedging instruments and a $2.8 million pre-tax gain and $0.2 million pre-tax loss on the change in fair value of the embedded derivatives, respectively.

9.  Closed Block

         In connection with the 1998 MIHC formation, we formed a Closed Block to provide reasonable assurance to policyholders included therein that, after the formation of the MIHC, assets would be available to maintain dividends in aggregate in accordance with the 1997 policy dividend scales, if the experience underlying such scales continued. Certain of our assets were allocated to the Closed Block in an amount that produces cash flows which, together with anticipated revenue from policies and contracts included in the Closed Block, were expected to be sufficient to support the Closed Block policies, including, but not limited to, provisions for payment of claims, certain expenses, charges and taxes, and to provide for continuation of policy and contract dividends in aggregate in accordance with the 1997 dividend scales, if the experience underlying such scales continues, and to allow for appropriate adjustments in such scales, if such experience changes. Due to adjustable life policies being included in the Closed Block, the Closed Block is charged with amounts necessary to properly fund for certain adjustments, such as face amount and premium increases, that are made to these policies after the Closed Block inception date. These amounts are referred to as Funding Adjustment Charges and are treated as capital transfers from the Closed Block.

         Assets allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block. Closed Block assets and liabilities are carried on the same basis as other similar assets and liabilities. We will continue to pay guaranteed benefits under all policies, including the policies within the Closed Block, in accordance with their terms. If the assets allocated to the Closed Block, the investment cash flows from those assets and the revenues from the policies included in the Closed Block, including investment income thereon, prove to be insufficient to pay the benefits guaranteed under the policies included in the Closed Block, we will be required to make such payments from their general funds. No additional policies were added to the Closed Block, nor was the Closed Block affected in any other way, as a result of the demutualization.

         A PDO is required to be established for earnings in the Closed Block that are not available to stockholders. A model of the Closed Block was established to produce the pattern of expected earnings in the Closed Block (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income).

                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)

9.  Closed Block (continued)

         If actual cumulative earnings of the Closed Block are greater than the expected cumulative earnings of the Closed Block, only the expected cumulative earnings will be recognized in income with the excess recorded as a PDO. This PDO represents undistributed accumulated earnings that will be paid to Closed Block policyholders as additional policyholder dividends unless offset by future performance of the Closed Block that is less favorable than originally expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income. At December 31, 2006 and 2005, cumulative actual earnings have been less than cumulative expected earnings. As of December 31, 2006, cumulative net unrealized gains were not greater than expected. Therefore, there was no PDO liability as of December 31, 2006. However, cumulative net unrealized gains were greater than expected, resulting in the recognition of a PDO of $33.7 million, and $118.5 million as of December 31, 2005 and 2004, respectively.

         Closed Block liabilities and assets designated to the Closed Block were as follows:

                                                                                                    December 31,
                                                                                                 2006           2005
                                                                                                    (in millions)
Closed Block liabilities
Future policy benefits and claims                                                                 $5,376.0       $5,387.1
Other policyholder funds                                                                              26.4           27.3
Policyholder dividends payable                                                                       357.4          361.0
Policyholder dividend obligation                                                                       --             33.7
Other liabilities                                                                                     61.5           57.0
  Total Closed Block liabilities                                                                   5,821.3        5,866.1
Assets designated to the Closed Block
Fixed maturities, available-for-sale                                                               3,023.7        2,989.8
Equity securities, available-for-sale                                                                 65.9           71.5
Mortgage loans                                                                                       640.3          716.4
Policy loans                                                                                         755.2          754.6
Other investments                                                                                     84.4           47.7
  Total investments                                                                                4,569.5        4,580.0
Cash and cash equivalents                                                                             50.9           34.3
Accrued investment income                                                                             70.8           71.0
Deferred income tax asset                                                                             72.8           73.6
Premiums due and other receivables                                                                    17.7           20.2
Other assets                                                                                          42.3           35.9
  Total assets designated to the Closed Block                                                      4,824.0        4,815.0
Excess of Closed Block liabilities over assets designated to the Closed Block                        997.3        1,051.1
Amounts included in other comprehensive income                                                        55.7           61.5
Maximum future earnings to be recognized from Closed Block assets and liabilities                 $1,053.0       $1,112.6


                        Principal Life Insurance Company
===============================================================================
             Notes to Consolidated Financial Statements (continued)

9.  Closed Block (continued)

               Closed Block revenues and expenses were as follows:

                                                                                  For the year ended December 31,
                                                                                2006            2005           2004
                                                                                           (in millions)
  Revenues
  Premiums and other considerations                                                $596.7          $617.7         $648.7
  Net investment income                                                             293.2           294.4          301.6
  Net realized/unrealized capital gains (losses)                                     (0.9)            2.3           (4.1)
    Total revenues                                                                  889.0           914.4          946.2
  Expenses
  Benefits, claims and settlement expenses                                          497.0           518.8          515.1
  Dividends to policyholders                                                        287.0           285.3          289.1
  Operating expenses                                                                  5.5             9.1           11.6
    Total expenses                                                                  789.5           813.2          815.8
  Closed Block revenue, net of Closed Block expenses, before income taxes            99.5           101.2          130.4
  Income taxes                                                                       32.2            32.4           42.6
  Closed Block revenue, net of Closed Block expenses and income taxes                67.3            68.8           87.8
  Funding adjustment charges                                                         (7.7)           (8.7)         (10.1)
  Closed Block revenue, net of Closed Block expenses, income tax and
    funding adjustment charges                                                      $59.6           $60.1          $77.7

==============================================================================
        The change in maximum future earnings of the Closed Block was as follows:

                                       For the year ended December 31,
                                     2006           2005           2004
                                                (in millions)
  Beginning of year                   $1,112.6        $1,172.7      $1,250.4
  End of year                          1,053.0         1,112.6       1,172.7
  Change in maximum future earnings     $(59.6)         $(60.1)       $(77.7)

===============================================================================
         We charge the Closed Block with federal income taxes, payroll taxes, state and local premium taxes and other state or local taxes, licenses and fees as provided in the plan of reorganization.

10.  Deferred Policy Acquisition Costs

         Policy acquisition costs deferred and amortized in 2006, 2005 and 2004 were as follows:

                                          For the year ended December 31,
                                        2006            2005           2004
                                                   (in millions)
  Balance at beginning of year           $2,069.9        $1,770.9       $1,519.6
  Cost deferred during the year             445.8           440.6          457.8
  Amortized to expense during the year     (236.8)         (238.8)       (207.7)
  Effect of unrealized gains (losses)       (13.0)           97.2           31.5
  Other (1)                                --               --            (30.3)
  Balance at end of year                 $2,265.9        $2,069.9       $1,770.9
[GRAPHIC OMITTED]
==============================================================================
                                       21

(1) Due to the January 1, 2004 adoption of SOP 03-1, we reclassified $30.3 million of sales inducements from DPAC to other assets.

                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)

11.  Insurance Liabilities
Contractholder Funds
         Major components of contractholder funds in the consolidated statements of financial position are summarized as follows:

                                                      December 31,
                                                   2006           2005
                                                      (in millions)
  Liabilities for investment-type contracts:
     GICs                                          $12,307.3      $12,601.6
     Funding agreements                             14,242.4       11,832.0
     Other investment-type contracts                 1,277.8        1,362.9
  Total liabilities for investment-type contracts   27,827.5       25,796.5
  Liabilities for individual annuities               6,427.6        5,413.7
  Universal life and other reserves                  2,527.6        2,388.4
  Total contractholder funds                       $36,782.7      $33,598.6

===============================================================================
         Our GICs and funding agreements contain provisions limiting early surrenders, which typically include penalties for early surrenders, minimum notice requirements or, in the case of funding agreements with survivor options, minimum pre-death holding periods and specific maximum amounts.

         Funding agreements include those issued directly to nonqualified institutional investors, as well as to three separate programs where the funding agreements have been issued directly or indirectly to unconsolidated special purpose entities. Claims for principal and interest under funding agreements are afforded equal priority to claims of life insurance and annuity policyholders under insolvency provisions of Iowa Insurance Laws.

         We are authorized to issue up to $4.0 billion of funding agreements under a program established in 1998 to support the prospective issuance of medium term notes by an unaffiliated entity in non-U.S. markets. As of December 31, 2006 and 2005, $3,770.4 million and $3,203.6 million, respectively, of liabilities are outstanding with respect to the issuance outstanding under this program. We do not anticipate any new issuance activity under this program as we are authorized to issue up to Euro 4.0 billion (approximately USD$5.3 billion) of funding agreements under a program established in 2006 to support the prospective issuance of medium term notes by an unaffiliated entity in non-U.S. markets. The unaffiliated entity is an unconsolidated special purpose vehicle. As of December 31, 2006, $474.1 million of liabilities are outstanding with respect to the issuance outstanding under this new program.

         In addition, we were authorized to issue up to $7.0 billion of funding agreements under a program established in 2001 to support the prospective issuance of medium term notes by an unaffiliated entity in both domestic and international markets. The unaffiliated entity is an unconsolidated qualifying special purpose entity. As of December 31, 2006 and 2005, $3,747.9 million and $4,744.5 million, respectively, of liabilities are being held with respect to the issuance outstanding under this program. We do not anticipate any new issuance activity under this program, given our December 2005 termination of the dealership agreement for this program and the availability of the SEC-registered program described in the following paragraph.

                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)
11. Insurance Liabilities (continued)
         We were authorized to issue up to $4.0 billion of funding agreements under a program established in March 2004 to support the prospective issuance of medium term notes by unaffiliated entities in both domestic and international markets. In recognition of the use of nearly all $4.0 billion of initial issuance authorization, this program was amended in February 2006 to authorize issuance of up to an additional $5.0 billion. Under this program, both the notes and the supporting funding agreements are registered with the SEC. As of December 31, 2006 and 2005, $5,831.4 million and $3,667.9 million, respectively, of liabilities are being held with respect to the issuance outstanding under this program. In contrast with direct funding agreements, GIC issuances and the other two funding agreement-backed medium term note programs described above, our payment obligations on each funding agreement issued under this SEC-registered program are guaranteed by Principal Financial Group, Inc.

Future Policy Benefits and Claims

         Activity in the liability for unpaid accident and health claims, which is included with future policy benefits and claims in the consolidated statements of financial position, is summarized as follows:

                                      For the year ended December 31,
                                    2006            2005           2004
                                               (in millions)
  Balance at beginning of year         $814.8          $747.6         $719.5
  Incurred:
    Current year                      2,047.5         1,787.0        1,682.9
    Prior years                         (37.5)          (22.0)         (28.8)
  Total incurred                      2,010.0         1,765.0        1,654.1
  Payments:
    Current year                      1,666.9         1,444.0        1,376.2
    Prior years                         280.7           253.8          249.8
  Total payments                      1,947.6         1,697.8        1,626.0
  Balance at end of year:
    Current year                        380.6           343.0          306.7
    Prior years                         496.6           471.8          440.9
  Total balance at end of year         $877.2          $814.8         $747.6

===============================================================================
         The activity summary in the liability for unpaid accident and health claims shows a decrease of $37.5 million, $22.0 million and $28.8 million for the years ended December 31, 2006, 2005 and 2004, respectively, relating to prior years. Such liability adjustments, which affected current operations during 2006, 2005 and 2004, respectively, resulted in part from developed claims for prior years being different than were anticipated when the liabilities for unpaid accident and health claims were originally estimated. These trends have been considered in establishing the current year liability for unpaid accident and health claims. We also had claim adjustment expense liabilities of $33.4 million, $30.6 million and $28.3 million, and related reinsurance recoverables of $4.9 million, $3.5 million and $3.6 million in 2006, 2005 and 2004, respectively, which are not included in the rollforward above.












                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)


12.  Debt

Short-Term Debt

         The components of short-term debt as of December 31, 2006 and 2005, were as follows:

                                                        December 31,
                                                 2006              2005
                                                       (in millions)
  Nonrecourse short-term debt                         $61.0         $71.4
  Revolving line of credit with parent                351.2         647.7
  Total short-term debt                              $412.2        $719.1

===============================================================================
         As of December 31, 2006, we had credit facilities with various financial institutions in an aggregate amount of $1.1 billion. As of December 31, 2006 and 2005, we had $412.2 million and $719.1 million of outstanding borrowings related to our credit facilities, with $74.5 million and $80.7 million of assets pledged as support, respectively. Assets pledged consisted primarily of commercial mortgages and securities.

         Our short-term debt consists of a payable to Principal Financial Services, Inc. of $351.2 million and $647.7 million as of December 31, 2006 and 2005, respectively. Interest paid on intercompany debt was $23.8 million, $22.0 million and $6.2 million during 2006, 2005 and 2004, respectively.

         The weighted-average interest rates on short-term borrowings as of December 31, 2006 and 2005, were 5.6% and 4.5% respectively.

Long-Term Debt

         The components of long-term debt as of December 31, 2006 and 2005, were as follows:

                                                     December 31,
                                                  2006           2005
                                                     (in millions)
        8% surplus notes payable, due 2044            $99.2          $99.2
        Nonrecourse mortgages and notes payable       160.5          162.2
        Other mortgages and notes payable              38.9           52.1
        Total long-term debt                         $298.6         $313.5

===============================================================================
         The amounts included above are net of the discount and premium associated with issuing these notes, which are being amortized to expense over their respective terms using the interest method.

         On March 10, 1994, we issued $100.0 million of surplus notes due March 1, 2044, at an 8% annual interest rate. None of our affiliates hold any portion of the notes. Each payment of interest and principal on the notes, however, may be made only with the prior approval of the Commissioner of Insurance of the State of Iowa (the "Commissioner") and only to the extent that we have sufficient surplus earnings to make such payments. Interest for the years ended December 31, 2006, 2005 and 2004 of $8.0 million, $8.0 million and $10.6 million, respectively, was approved by the Commissioner, and charged to expense.








                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)

12.  Debt (continued)

         Subject to Commissioner approval, the notes due March 1, 2044, may be redeemed at our election on or after March 1, 2014, in whole or in part at a redemption price of approximately 102.3% of par. The approximate 2.3% premium is scheduled to gradually diminish over the following ten years. These notes may be redeemed on or after March 1, 2024, at a redemption price of 100% of the principal amount plus interest accrued to the date of redemption.

         The non-recourse mortgages, other mortgages and notes payable are primarily financings for real estate developments. We, including certain subsidiaries, had $135.0 million in credit facilities as of December 31, 2006, with various financial institutions, in addition to obtaining loans with various lenders to finance these developments. Outstanding principal balances as of December 31, 2006, range from $0.3 million to $96.2 million per development with interest rates generally ranging from 5.5% to 8.6%. Outstanding principal balances as of December 31, 2005, range from $0.3 million to $97.5 million per development with interest rates generally ranging from 5.5% to 8.6%. Outstanding debt is secured by the underlying real estate properties, which were reported as real estate on our consolidated statements of financial position with a carrying value of $246.2 million and $284.1 million as of December 31, 2006 and 2005, respectively.

         At December 31, 2006, future annual maturities of the long-term debt were as follows (in millions):

Year ending December 31:
    2007                                                                                                             $113.5
    2008                                                                                                               62.9
    2009                                                                                                                0.5
    2010                                                                                                                0.6
    2011                                                                                                                0.6
    Thereafter                                                                                                        120.5
    Total future maturities of the long-term debt                                                                    $298.6

===============================================================================
         Cash paid for interest for 2006, 2005 and 2004, was $31.8 million, $91.1 million and $37.4 million, respectively. These amounts include interest paid on taxes during these years.

13.  Income Taxes

         Our income tax expense from continuing operations was as follows:

                                        For the year ended December 31,
                                      2006           2005           2004
                                                 (in millions)
  Current income taxes:
    U.S. federal                         $233.0         $190.1         $290.9
    State and foreign                      49.0           43.2           34.6
                                 ----------------------------------------------
                                 ----------------------------------------------
  Total current income taxes              282.0          233.3          325.5
  Deferred income taxes (benefits)         37.1           53.5         (100.1)
  Total income taxes                     $319.1         $286.8         $225.4

===============================================================================










                        Principal Life Insurance Company
                          Notes to Consolidated Financial Statements (continued)

13.  Income Taxes (continued)

         Our provision for income taxes may not have the customary relationship of taxes to income. A reconciliation between the corporate income tax rate and the effective tax rate from continuing operations is as follows:

                                           For the year ended December 31,
                                           2006           2005          2004
  Statutory corporate tax rate                 35%             35%           35%
  Dividends received deduction                 (8)            (7)           (9)
  Interest exclusion from taxable income       (1)            (2)           (1)
  Federal tax settlement for prior years        (1)            (1)            --
  Other                                         --              1             --
  Effective tax rate                           25%             26%           25%

===============================================================================
         Significant components of our net deferred income taxes were as follows:

                                                                                                    December 31,
                                                                                                2006           2005
                                                                                                   (in millions)
  Deferred income tax assets (liabilities):
    Insurance liabilities                                                                          $299.4         $322.6
    Other deferred tax assets                                                                        88.6          124.3
      Total deferred tax assets                                                                     388.0          446.9
    Deferred policy acquisition costs                                                              (679.2)        (615.0)
    Net unrealized gains on available-for-sale securities                                          (327.0)        (474.6)
    Other deferred tax liabilities                                                                 (139.9)        (232.8)
      Total deferred tax liabilities                                                             (1,146.1)      (1,322.4)
  Total net deferred income tax liabilities                                                       $(758.1)       $(875.5)

===============================================================================
         The Internal Revenue Service (the "Service") has completed examinations of the U.S. consolidated federal income tax returns for 2003 and prior years. The Service's completion of the examinations for the years 1999 - 2001 resulted in notices of deficiency dated December 29, 2004, and March 1, 2005. We paid the deficiencies (approximately $444.0 million for 1999 and 2000, and $1.3 million for 2001, including interest) in the first quarter of 2005 and have filed, or will file, claims for refund relating to the disputed adjustments. The examination for the years 2002 and 2003 resulted in a refund of approximately $176.7 million (including interest) of which $161.5 million related to deficiencies previously paid as a result of the 1999 through 2001 examination. We believe that we have adequate defenses against, or sufficient provisions for, the contested issues, but final resolution of the contested issues could take several years while legal remedies are pursued. Consequently, we do not expect the ultimate resolution of issues in tax years 1999 - 2003 to have a material impact on our net income. Similarly, we believe there are adequate defenses against, or sufficient provisions for, any challenges that might arise in tax years subsequent to 2003.

         Net cash paid for income taxes was $177.3 million in 2006, which included a $155.1 million audit refund pertaining to prior tax years; $676.9 million in 2005, primarily due to the notices of deficiency noted above; and $626.9 million in 2004, of which $444.3 million was attributable to the sale of Principal Residential Mortgage, Inc.

                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)

14.  Employee and Agent Benefits

         We have post-retirement benefit plans covering substantially all of our employees and certain agents, including employees of other companies affiliated with our ultimate parent, Principal Financial Group, Inc. ("affiliated companies"). Actuarial information regarding the status of the post-retirement benefit plans is calculated for the total plan only. The affiliated company portion of the actuarial present value of the accumulated or projected benefit obligations, or net assets available for benefits, is not separately determined. However, we are reimbursed for employee benefits related to the affiliated companies. The reimbursement is not reflected in our employee and agent benefits disclosures.

         We have defined benefit pension plans covering substantially all our employees and certain agents. Some of these plans provide supplemental pension benefits to employees with salaries and/or pension benefits in excess of the qualified plan limits imposed by federal tax law. The employees and agents are generally first eligible for the pension plans when they reach age 21. For plan participants employed prior to January 1, 2002, the pension benefits are based on the greater of a final average pay benefit or a cash balance benefit. The final average pay benefit is based on the years of service and generally the employee's or agent's average annual compensation during the last five years of employment. Partial benefit accrual of final average pay benefits is recognized from first eligibility until retirement based on attained service divided by potential service to age 65 with a minimum of 35 years of potential service. The cash balance portion of the plan started on January 1, 2002. An employee's account will be credited with an amount based on the employee's salary, age and service. These credits will accrue with interest. For plan participants hired on and after January 1, 2002, only the cash balance plan applies. Our policy is to fund the cost of providing pension benefits in the years that the employees and agents are providing service to us. Our funding policy for the qualified defined benefit plan is to contribute an amount annually at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act ("ERISA"), and, generally, not greater than the maximum amount that can be deducted for federal income tax purposes. Our funding policy for the non-qualified benefit plan is to fund the plan in the years that the employees are providing service to us using a methodology similar to the calculation of the net periodic benefit cost under U.S. GAAP, but using long-term assumptions. However, if the U.S. GAAP funded status is positive, no deposit is made. While we designate assets to cover the computed liability of this plan, the assets are not included as part of the asset balances presented in this footnote as they do not qualify as plan assets in accordance with U.S. GAAP.

         We also provide certain health care, life insurance and long-term care benefits for retired employees. Subsidized retiree health benefits are provided for employees hired prior to January 1, 2002. Employees hired after December 31, 2001, will have access to retiree health benefits but are intended to pay for the full cost of the coverage. The health care plans are contributory with participants' contributions adjusted annually; the contributions are based on the number of years of service and age at retirement for those hired prior to January 1, 2002. As part of the substantive plan, the retiree health contributions are assumed to be adjusted in the future as claim levels change. The life insurance plans are contributory for a small group of previously grandfathered participants that have elected supplemental coverage and dependent coverage.

         Covered employees are first eligible for the medical and life postretirement benefits when they reach age 57 and have completed ten years of service with us. Retiree long-term care benefits are provided for employees whose retirement was effective prior to July 1, 2000. Partial benefit accrual of these health, life and long-term care benefits is recognized from the employee's date of hire until retirement based on attained service divided by potential service to age 65 with a minimum of 35 years of potential service. Our policy is to fund the cost of providing retiree benefits in the years that the employees are providing service to us using a methodology similar to the calculation of the net periodic benefit cost under U.S. GAAP, but using long-term assumptions. However, if the U.S. GAAP funded status is positive, no deposit is made.

         We use a measurement date of October 1 for the pension and other postretirement benefit plans.










                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)

14.  Employee and Agent Benefits (continued)

Obligations and Funded Status

         The plans' combined funded status, reconciled to amounts recognized in the consolidated statements of financial position and consolidated statements of operations, was as follows:

                                                                                                      Other postretirement
                                                                            Pension benefits                benefits
                                                                              December 31,                December 31,
                                                                          2006            2005          2006         2005
                                                                                          (in millions)
Change in benefit obligation
Benefit obligation at beginning of year                                   $(1,441.7)     $(1,312.1)     $(287.3)     $(287.8)
Service cost                                                                  (47.0)         (49.7)        (9.5)       (10.0)
Interest cost                                                                 (81.6)         (77.4)       (16.2)       (16.9)
Actuarial gain (loss)                                                           43.0        (121.1)         47.1         19.8
Participant contributions                                                          --              --        (4.1)        (3.6)
Benefits paid                                                                   47.3           44.7         13.0         11.2
Plan amendments                                                                (0.6)           73.9            --            --
Other                                                                              --              --        (0.9)            --
Benefit obligation at end of year                                         $(1,480.6)     $(1,441.7)     $(257.9)     $(287.3)

Change in plan assets
Fair value of plan assets at beginning of year                              $1,297.8       $1,156.4       $448.9       $408.5
Actual return on plan assets                                                   129.8          165.7         26.2         47.5
Employer contribution                                                           29.8           20.4          0.5          0.5
Participant contributions                                                          --              --          4.1          3.6
Benefits paid                                                                 (47.3)         (44.7)       (13.0)       (11.2)
Fair value of plan assets at end of year                                    $1,410.1       $1,297.8       $466.7       $448.9

Reconciliation of funded status to amount recognized
Funded (under funded) status                                                      $--       $(143.9)           $--       $161.6
Unrecognized net actuarial (gain) loss                                             --          201.2            --       (18.3)
Unrecognized prior service benefit                                                 --         (71.3)            --       (17.2)
Net prepaid benefit asset (benefit obligation)                                    $--        $(14.0)           $--       $126.1

Amounts recognized in statement of financial position  (Pre-SFAS
  158) consist of
Prepaid benefit cost                                                              $--         $172.3           $--       $126.1
Accrued benefit liability, including minimum liability                             --        (203.9)            --            --
Accumulated other comprehensive income                                             --           17.6            --            --
Net amount recognized                                                             $--        $(14.0)           $--       $126.1

Amount recognized in statement of financial position (Post-SFAS
  158)
Other assets                                                                  $205.1             $--       $208.9           $--
Other liabilities                                                            (275.6)              --        (0.1)            --
Total                                                                        $(70.5)             $--       $208.8           $--

===============================================================================





                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)

14.  Employee and Agent Benefits (continued)

                                                                                  Other postretirement
                                                       Pension benefits                 benefits
                                                         December 31,                 December 31,
                                                      2006          2005           2006           2005
                                                                        (in millions)
Amount recognized in accumulated other
  comprehensive income (Post-SFAS 158)
Total net actuarial (gain) loss                          $113.5            $--        $(59.5)             $--
Prior service benefit                                    (61.7)             --         (14.6)              --
Pre-tax accumulated other comprehensive income
  (gain) loss                                             $51.8            $--        $(74.1)             $--

===============================================================================
         Prior to SFAS 158, a company booked on its statement of financial position the net prepaid benefit asset or benefit obligation for the fiscal year end. Under SFAS 158, a company now recognizes the over funded or under funded status of the pension and postretirement plans as an asset or liability in its statement of financial position.

               The incremental effect of applying SFAS 158 on individual line items in the statement of financial position as of December 31, 2006, is as follows:

                                         Before        Adjustment flows through
                                     application of       accumulated other      After application of
                                        SFAS 158         comprehensive income          SFAS 158
                                                              (in millions)
   Assets for pension plans                    $184.2                      $20.9                $205.1
  Assets for other post-retirement
    benefits plans                              134.8                       74.1                 208.9
  Liability for pension plans                 (203.0)                     (72.6)               (275.6)
  Liability for other
    post-retirement benefits plan                   --                      (0.1)                 (0.1)
   Additional minimum pension
    liability                                  (13.4)                       13.4                     --
   Pre-tax accumulated other
    comprehensive income                       (13.4)                       35.7                  22.3

-------------------------------------------------------------------------------
         Employer contributions to the pension plans include contributions made directly to the qualified pension plan assets and contributions from corporate assets to pay nonqualified pension benefits. Benefits paid from the pension plans include both qualified and nonqualified plan benefits. Nonqualified pension plan assets are not included as part of the asset balances presented in this footnote. The nonqualified pension plan assets are held in a Rabbi trust for the benefit of all nonqualified plan participants. The assets held in a Rabbi trust are available to satisfy the claims of general creditors only in the event of bankruptcy. Therefore, these assets are fully consolidated in our consolidated statements of financial position and are not reflected in our funded status as they do not qualify as plan assets. The market value of assets held in these trusts was $216.0 million as of December 31, 2006, and $198.3 million as of December 31, 2005.











                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)

14.  Employee and Agent Benefits (continued)

Pension Plan Changes and Plan Gains/Losses

         As of January 1, 2006, changes were made to our retirement program, including the Principal Select Saving Plan ("401(k)"), the Principal Pension Plan ("Pension Plan") and to the corresponding nonqualified plans. The qualified and nonqualified pension plan changes include a reduction to the traditional and cash balance formulas, a change in the early retirement factors, and the removal of the cost of living adjustments for traditional benefits earned after January 1, 2006. The qualified and nonqualified 401(k) plan's company match increased from 50% of a contribution rate up to a maximum of 3% of the participant's compensation to 75% of a contribution rate up to a maximum of 6% of the participant's compensation. Employees who were at least 47 years old, with a minimum of 10 years of service as of December 31, 2005, were given the choice to remain under the current pension and 401(k) arrangement or move to the new plan design. The vast majority of this group chose to remain under the current pension and 401(k) arrangement. The Pension Plan changes were recognized as a prior service benefit and resulted in a reduction of liabilities of $73.9 million.

         For the year ended December 31, 2006, the pension plans had an actuarial gain of $43.0 million, this gain was primarily due to the increase in the discount rate and was partially offset by greater than expected salary increases. For the year ended December 31, 2005, the pension plans had an actuarial loss of $121.1 million, which was primarily due to the decrease in the discount rate.

         The accumulated benefit obligation for all defined benefit pension plans was $1,274.3 million and $1,239.2 million at December 31, 2006, and 2005, respectively.

         The Principal Residential Mortgage, Inc. divestiture in 2004 resulted in a curtailment for the plans that provided benefits to the Principal Residential Mortgage, Inc. participants. A mid-year re-measurement to reflect the curtailment occurred as of the date of sale, July 1, 2004. Curtailment gains of $25.1 million and $3.9 million occurred under the pension and other postretirement benefit plans, respectively in 2004. This did not affect the pension plans or other postretirement benefit plans covering agents and managers. In addition, this did not affect the long-term care plan because these plans consist of only retired participants.

         Due to the Principal Residential Mortgage, Inc. divestiture, we provided for contractual termination benefits in connection with termination of employment for a select group of Principal Residential Mortgage, Inc. management employees. The pension plan recognized $1.8 million in special termination benefits liability in 2004.

Other Post Retirement Plan Changes and Plan Gains/Losses

         On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the "Medicare Modernization Act") was signed into law. The Medicare Modernization Act introduced a prescription drug benefit under Medicare ("Medicare Part D") as well as a federal subsidy to sponsors of retiree medical benefit plans. The prescription drug benefits offered by the sponsor must be at least actuarially equivalent to benefits offered under Medicare Part D to qualify for the subsidy. This subsidy is effective in 2006 and would only apply to benefits paid for qualifying retirees who have not enrolled in Medicare Part D.

         An actuarial gain of $47.1 million occurred during 2006 for the other postretirement benefit plans. This was due to a less than assumed increase in health care claim costs and trend assumption, as well as an increase in the discount rate. Retiree contributions also increased more than health care claim costs. An actuarial gain of $19.8 million occurred during 2005 for the other postretirement benefit plans. This was due to a less than assumed increase in health care claim costs and trend assumption, as well as a refinement in the recognition of Medicare Part D government subsidy. The gain was partially offset by a decrease in the discount rate.





                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)

14.  Employee and Agent Benefits (continued)

         On July 26, 2004, the Centers of Medicare and Medicaid Services issued proposed regulations that provided guidance on the definition of actuarially equivalent retiree prescription drug coverage. These regulations aided in our third quarter of 2004 determination that the majority of our retiree prescription drug benefit coverage is actuarially equivalent to Medicare's Part D prescription drug plan and thus makes us eligible for the tax-free subsidy beginning in 2006. Accordingly, we conducted a mid-year re-measurement during third quarter of 2004 of our retiree medical plans to reflect the recognition of the Medicare Modernization Act in accordance with FSP No. 106-2, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003. This caused an actuarial gain of approximately $22.5 million for the medical plans. In addition, it also caused the net periodic benefit cost for 2004 to change for the fourth quarter. The 2004 service cost decreased by approximately $0.2 million, interest cost decreased approximately $0.4 million and the actuarial loss amortization decreased by $0.1 million. During 2006, the total Medicare subsidies we received and accrued for were $0.9 million.

Information for pension plans with an accumulated benefit obligation in excess of plan assets:

         The obligations below relate only to the nonqualified pension plan liabilities. As noted previously, the nonqualified plans have assets that are deposited in trusts that fail to meet the requirements to be included in plan assets; however, these assets are included in our consolidated statements of financial position.

                                             December 31,
                                            2006      2005
                                            (in millions)
Projected benefit obligation                 $275.6   $255.7
Accumulated benefit obligation                216.4    203.9

-------------------------------------------------------------------------------
Information for other postretirement benefit plans with an accumulated postretirement benefit obligation in excess of plan assets:

                                                              December 31,
                                                              2006   2005
                                                             (in millions)
Accumulated postretirement benefit obligation                  $2.1    $2.3
Fair value of plan assets                                       2.0     1.6

-------------------------------------------------------------------------------
Components of net periodic benefit cost:

                                                  Pension benefits          Other postretirement benefits
                                                           For the year ended December 31,
                                             2006       2005       2004       2006       2005      2004
                                                                    (in millions)
Service cost                                   $47.0      $49.7      $49.6       $9.5      $10.0      $8.7
Interest cost                                   81.6       77.4       73.8       16.2       16.9      15.4
Expected return on plan assets               (105.4)     (96.2)     (87.4)     (32.4)     (29.4)    (27.6)
Amortization of prior service cost
  (benefit)                                    (9.0)        1.3        1.8      (2.6)      (2.6)     (2.8)
Amortization of transition asset                   --          --      (0.1)          --          --         --
Recognized net actuarial loss                   20.4       16.4       14.1        0.2        0.5       0.5
Special termination and benefits                   --          --        1.8          --          --         --
Curtailment gain                                   --          --     (13.8)          --          --     (5.4)
Net periodic benefit cost (income)             $34.6      $48.6      $39.8     $(9.1)     $(4.6)   $(11.2)

===============================================================================
         The pension plans' actuarial gains and losses are amortized using a straight-line amortization method over the average remaining service period of employees. For the qualified pension plan, there is no corridor recognized in determining the amount to amortize; for the nonqualified pension plans, the corridor allowed under SFAS 87 is used.

                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)

14.  Employee and Agent Benefits (continued)


                                                                                                  Other
                                                                                             postretirement
                                                                       Pension benefits         benefits
                                                                         For the year ended December 31,
                                                                        2006       2005      2006      2005
                                                                                  (in millions)
Other changes recognized in accumulated other comprehensive income
  (Post- SFAS 158)
Net actuarial (gain)/loss                                                 $113.5        $--   $(59.5)        $--
Prior service benefit                                                     (61.7)         --    (14.6)         --
Total recognized in accumulated other comprehensive income                 $51.8        $--   $(74.1)        $--

Total recognized in net periodic benefit cost and accumulated
  other comprehensive income                                               $86.4        $--   $(83.2)        $--

===============================================================================
         For 2006, net actuarial (gain) loss and net prior service benefits are immediately recognized in accumulated other comprehensive income.

        The estimated net actuarial loss and prior service (benefit) that will be amortized from accumulated other comprehensive income into net periodic benefit cost for the pension benefits during the 2007 fiscal year are $10.0 million and $(8.3) million, respectively. The estimated net actuarial (gain) and prior service (benefit) for the postretirement benefits that will be amortized from accumulated other comprehensive income into net periodic benefit cost during the 2007 fiscal year are $(1.9) million and $(2.6) million, respectively.

Additional information:

                                                                                        Other postretirement
                                                                  Pension benefits            benefits
                                                                      For the year ended December 31,
                                                                 2006        2005         2006        2005
                                                                               (in millions)
Increase (decrease) in minimum liability included in other
  comprehensive income (Pre-SFAS 158)                             $(4.2)          $9.5          $--          $--

-------------------------------------------------------------------------------
Assumptions:

Weighted-average assumptions used to determine benefit obligations as disclosed under the Obligations and Funded Status section

                                                                 Other
                                                             postretirement
                                         Pension benefits       benefits
                                                    December 31,
                                          2006      2005     2006      2005
Discount rate                               6.15%    5.75%     6.15%    5.75%
Rate of compensation increase               5.00%    5.00%     5.00%    5.00%

--------------------------------------------------------------------------------







                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)

14.  Employee and Agent Benefits (continued)

Weighted-average assumptions used to determine net periodic benefit cost

                                       Pension benefits                 Other postretirement benefits
                                                   For the year ended December 31,
                              2006     2005           2004            2006        2005          2004
Discount rate                  5.75%     6.00%    6.25%/6.50%*           5.75%      6.00%   6.25%/6.50%*
Expected long-term return
  on plan assets               8.25%     8.50%        8.50%              7.30%      7.30%      7.31%
Rate of compensation
  increase                     5.00%     5.00%        5.00%              5.00%      5.00%      5.00%

--------------------------------------------------------------------------------
         * The discount rate used to calculate the benefit expense for the first three quarters of 2004 expense related to the home office pension and other postretirement benefit plans and retiree medical plans was 6.25%. The discount rate used to calculate the benefit expense for the last quarter of 2004 was 6.50%. The change in rates occurred due to the third quarter 2004 remeasurement for the Principal Residential Mortgage, Inc. divestiture and Medicare Modernization Act. A remeasurement did not occur on the agents and managers pension and other non-medical postretirement benefit plans.

         For other postretirement benefits, the 7.30% rate for 2006 is based on the weighted average expected long-term asset returns for the medical, life and long-term care plans. The expected long-term rates for the medical, life and long-term care plans are 7.25%, 7.75% and 5.85%, respectively.

         The expected return on plan assets is the long-term rate we expect to be earned based on the plans' investment strategy. Historical and expected future returns of multiple asset classes were analyzed to develop a risk free rate of return and risk premiums for each asset class. The overall rate for each asset class was developed by combining a long-term inflation component, the risk free real rate of return and the associated risk premium. A weighted average rate was developed based on those overall rates and the target asset allocation of the plans. Based on a review in 2005, the long term expected return on plan assets was lowered for the 2006 pension expense calculation.

Assumed health care cost trend rates

                                                                                          December 31,
                                                                                         2006      2005
Health care cost trend rate assumed for next year under age 65                             12.0%     13.0%
Health care cost trend rate assumed for next year age 65 and over                          11.0%     13.0%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)           5.0%      5.0%
Year that the rate reaches the ultimate trend rate                                       2018      2017

-------------------------------------------------------------------------------
         Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in assumed health care cost trend rates would have the following effects:

                                                                       1-percentage-      1-percentage-
                                                                       point increase     point decrease
                                                                                 (in millions)
Effect on total of service and interest cost components                            $5.5             $(4.3)
Effect on accumulated postretirement benefit obligation                          (44.8)               36.6

-------------------------------------------------------------------------------







                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)

14.  Employee and Agent Benefits (continued)

Pension Plan Assets

         The qualified pension plan's weighted-average asset allocations by asset category as of the two most recent measurement dates are as follows:

                                                       October 1,
Asset category                                        2006    2005
Domestic equity securities                               54%     54%
International equity securities                           14      14
Domestic debt securities                                  23      23
Real estate                                                9       9
  Total                                                 100%    100%

===============================================================================
          Our investment strategy is to achieve the following:

o Obtain a reasonable long-term return consistent with the level of risk assumed and at a cost of operation within prudent levels. Performance benchmarks are monitored.

o Ensure sufficient liquidity to meet the emerging benefit liabilities for the plan.

o Provide for diversification of assets in an effort to avoid the risk of large losses and maximize the investment return to the pension plan consistent with market and economic risk.

         In administering the qualified pension plan's asset allocation strategy, we consider the projected liability stream of benefit payments, the relationship between current and projected assets of the plan and the projected actuarial liabilities streams, the historical performance of capital markets adjusted for the perception of future short- and long-term capital market performance and the perception of future economic conditions.

         The overall target asset allocation for the qualified plan assets is:

Asset category                                    Target allocation
Domestic equity securities                            40% - 60%
International equity securities                       5% - 15%
Domestic debt securities                              20% - 30%
International debt securities                          0% - 7%
Real estate                                           3% - 10%
Other                                                  0% - 7%

-------------------------------------------------------------------------------
         For 2006 and 2005, respectively, the plan assets include none of our stock. Prior to April 30, 2005, the plan held our stock in a separate account under an annuity contract. These assets were received in the qualified defined benefit plan as a result of the 2001 demutualization. These holdings were liquidated as of April 30, 2005.

Other Postretirement Benefit Plan Assets

         The other postretirement benefit plans' weighted-average asset allocations by asset category as of the two most recent measurement dates are as follows:

                                                           October 1,
Asset category                                            2006    2005
Equity securities                                            58%     55%
Debt securities                                               42      45
  Total                                                     100%    100%
                        Principal Life Insurance Company
===============================================================================
             Notes to Consolidated Financial Statements (continued)

14.  Employee and Agent Benefits (continued)

         The weighted average target asset allocation for the other postretirement benefit plans is:

Asset category                               Target allocation
Equity securities                                50 - 70%
Debt securities                                  30 - 50%

--------------------------------------------------------------------------------
         The investment strategies and policies for the other postretirement benefit plans are similar to those employed by the qualified pension plan.

Contributions

         We expect to contribute approximately $1.0 million to our other postretirement benefit plans in 2007. Our funding policy for the qualified pension plan is to fund the plan annually in an amount at least equal to the minimum annual contribution required under ERISA and, generally, not greater than the maximum amount that can be deducted for federal income tax purposes. We do not anticipate that we will be required to fund a minimum annual contribution under ERISA for the qualified pension plan. At this time, it is too early to estimate the amount that may be contributed, but it is possible that we may fund the plans in 2007 in the range of $20-$50 million. This includes funding for both our qualified and nonqualified pension plans.

Estimated Future Benefit Payments

         The following benefit payments, which reflect expected future service, expected to be paid and the amount of tax-free subsidy receipts under Medicare Part D expected to be received are:

                                                           Other postretirement benefits
                                                              (gross benefit payments,
                                                               including prescription          Amount of Medicare Part D
                                    Pension benefits               drug benefits)                   subsidy receipts
                                                                       (in millions)
  Year ending December 31:
    2007                                           $51.5                              $18.7                             $1.0
    2008                                            55.1                               20.5                              1.2
    2009                                            59.1                               22.6                              1.3
    2010                                            63.9                               25.0                              1.5
    2011                                            69.7                               27.7                              1.7
  2012-2016                                        448.4                              182.0                             12.2

--------------------------------------------------------------------------------
         The above table reflects the total estimated future benefits to be paid from the plan, including both our share of the benefit cost and the participants' share of the cost, which is funded by their contributions to the plan.

         The assumptions used in calculating the estimated future benefit payments are the same as those used to measure the benefit obligation for the year ended December 31, 2006.

         The information that follows shows supplemental information for our defined benefit pension plans. Certain key summary data is shown separately for qualified and non-qualified plans.











                        Principal Life Insurance Company
                          Notes to Consolidated Financial Statements (continued)

14.  Employee and Agent Benefits (continued)

                                                                        For the year ended December 31,
                                                                 2006                                      2005
                                                Qualified     Nonqualified                Qualified    Nonqualified
                                                   plan           plans         Total        plan         plans         Total
                                                                                 (in millions)
Reconciliation of funded status to amount
  recognized
Benefit obligation, end of the year                       $--            $--            $--    $(1,186.0)     $(255.7)    $(1,441.7)
Fair value of plan assets, end of the year                 --             --             --       1,297.8            --      1,297.8
Funded (underfunded) status                                --             --             --         111.8      (255.7)       (143.9)
Unrecognized net actuarial loss                            --             --             --         111.5         89.7         201.2
Unrecognized prior service benefit                         --             --             --        (51.0)       (20.3)        (71.3)
Net amount recognized                                     $--            $--            $--        $172.3     $(186.3)       $(14.0)
Amounts recognized in statement of financial
  position (Pre-SFAS 158)
Prepaid benefit cost                                      $--            $--            $--        $172.3           $--       $172.3

Accrued benefit liability including           ==============             --             --
  minimum liability                                        --                                         --      (203.9)       (203.9)
Accumulated other comprehensive income                     --             --             --             --         17.6         17.6
Net amount recognized                                     $--            $--            $--        $172.3     $(186.3)       $(14.0)
Amount recognized in statement of financial
  position (Post-SFAS 158)
Other assets                                          $205.1            $--        $205.1            $--           $--           $--
Other liabilities                                          --       (275.6)       (275.6)             --            --            --
Total                                                 $205.1      $(275.6)       $(70.5)            $--           $--            $--
Amount recognized in accumulated other
  comprehensive income (Post-SFAS 158)
Total net actuarial loss                               $24.2         $89.3        $113.5            $--           $--            $--
Prior service benefit                                 (45.1)        (16.6)        (61.7)             --            --             --
Total accumulated other comprehensive income
  (not adjusted for applicable tax)                  $(20.9)         $72.7         $51.8            $--           $--            $--
Components of net periodic benefit cost
Service cost                                           $39.3          $7.7         $47.0         $41.9         $7.8         $49.7
Interest cost                                           67.2          14.4          81.6          63.7         13.7          77.4
Expected return on plan assets                       (105.4)             --       (105.4)        (96.2)            --        (96.2)
Amortization of prior service cost (benefit)           (5.9)         (3.1)         (9.0)           2.8        (1.5)           1.3
Recognized net actuarial loss                           12.9           7.5          20.4          11.2          5.2          16.4
Net periodic benefit cost                               $8.1         $26.5         $34.6         $23.4        $25.2         $48.6
Total recognized in net periodic benefit
  cost and accumulated other comprehensive
  income                                             $(12.8)         $99.2         $86.4            $--           $--            $--

===============================================================================







                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)

14.  Employee and Agent Benefits (continued)

         In addition, we have defined contribution plans that are generally available to all employees and agents. Eligible participants could not contribute more than $15,000 of their compensation to the plans in 2006. Effective January 1, 2006, we made several changes to the retirement programs. In general, the pension and supplemental executive retirement plan benefit formulas were reduced, and the 401(k) matching contribution was increased. Employees who were age 47 or older with at least ten years of service on December 31, 2005, could elect to retain the prior benefit provisions and forgo receipt of the additional matching contributions. The employees who elected to retain the prior benefit provisions are referred to as "Grandfathered Choice Participants". In 2006, we matched the Grandfathered Choice Participant's contribution at a 50% contribution rate up to a maximum contribution of 3% of the participant's compensation. For all other participants, we matched the participant's contributions at a 75% contribution rate up to a maximum of 6% of the participant's compensation. The defined contribution plans allow employees to choose among various investment options, including our common stock. We contributed $36.4 million, $19.0 million and $18.6 million in 2006, 2005, and 2004, respectively, to our qualified defined contribution plans.

         We also have a nonqualified defined contribution plan available to select employees and agents which allows them to contribute amounts in excess of limits imposed by federal tax law. In 2006, we matched the Grandfathered Choice Participant's Contribution at a 50% contribution rate up to a maximum contribution of 3% of the participant's compensation. For all other participants, we matched the participant's contributions at a 75% contribution rate up to a maximum contribution of 6% of the participant's compensation. We contributed $8.0 million, $4.8 million and $4.5 million in 2006, 2005, and 2004, respectively, to our nonqualified defined contribution plans.


15.  Contingencies, Guarantees and Indemnifications

Litigation

         We are regularly involved in litigation, both as a defendant and as a plaintiff, but primarily as a defendant. Litigation naming us as a defendant ordinarily arises out of our business operations as a provider of asset management and accumulation products and services, life, health and disability insurance. Some of the lawsuits are class actions, or purport to be, and some include claims for punitive damages. In addition, regulatory bodies, such as state insurance departments, the SEC, the National Association of Securities Dealers, Inc., the Department of Labor and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, ERISA and laws governing the activities of broker-dealers.

         Several lawsuits have been filed against other insurance companies and insurance brokers alleging improper conduct relating to the payment and non-disclosure of contingent compensation and bid-rigging activity. Several of these suits were filed as purported class actions. Several state attorneys general and insurance regulators have initiated industry-wide inquiries or other actions relating to compensation arrangements between insurance brokers and insurance companies and other industry issues. Beginning in March of 2005, we have received subpoenas and interrogatories from the offices of the Attorneys General of New York and Connecticut seeking information related to compensation agreements with brokers and agents and the sale of retirement products and services. We are cooperating with these inquiries. To date, none of these Attorneys General investigations has resulted in any action against us. We are, however, engaged in discussions with the Connecticut and New York Attorney General's Office with respect to broker payments relating to sales of our single premium group annuity products, which primarily fund terminating defined benefit plans. At this point, we cannot predict the outcome of these discussions. We have received other requests from regulators and other governmental authorities relating to other industry issues and may receive additional such requests, including subpoenas and interrogatories, in the future.








                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)


15.  Contingencies, Guarantees and Indemnifications (continued)

         On December 23, 2004, a lawsuit was filed in Iowa state court against us, Principal Financial Group, Inc. and Principal Financial Services, Inc., on behalf of a proposed class comprised of the settlement class in our sales practices class action settlement, which was approved in April 2001 by the United States District Court for the Southern District of Iowa. This more recent lawsuit claims that the treatment of the settlement costs of that sales practices litigation in relation to the allocation of demutualization consideration to our policyholders was inappropriate. Demutualization allocation was done pursuant to the terms of a plan of demutualization approved by the policyholders in July 2001 and the Commissioner in August 2001. The lawsuit further claims that such allocation was not accurately described to policyholders during the demutualization process and is a breach of the sales practices settlement. On January 27, 2005, we filed a notice to remove the action from state court to the United States District Court for the Southern District of Iowa. On July 22, 2005, the plaintiff's motion to remand the action to state court was denied, and our motion to dismiss the lawsuit was granted. On September 21, 2005, the plaintiff's motion to alter or amend the judgment was denied. On October 4, 2005, the plaintiff filed a notice of appeal to the United States Court of Appeals for the Eighth Circuit. Oral argument was held on April 20, 2006. On October 20, 2006, the Court of Appeals affirmed our motion to dismiss.

         On November 8, 2006, a trustee of Fairmount Park Inc. Retirement Savings Plan filed a putative class action lawsuit in the United States District Court for the Southern District of Illinois against us. The complaint alleges, among other things, that we breached our alleged fiduciary duties while performing services to 401(k) plans by failing to disclose, or adequately disclose, to employers or plan participants the fact that we receive "revenue sharing fees from mutual funds that are included in its pre-packaged 401(k) plans" and allegedly failed to use the revenue to defray the expenses of the services provided to the plans. We have filed an Answer and a Motion to Transfer and intend to aggressively defend the lawsuit. Plaintiff further alleges that these acts constitute prohibited transactions under ERISA. Plaintiff seeks to certify a class of all retirement plans to which we were a service provider and for which we received and retained "revenue sharing" fees from mutual funds. Plaintiff seeks declaratory, injunctive and monetary relief. We intend to aggressively defend the lawsuit.

         While the outcome of any pending or future litigation cannot be predicted, management does not believe that any pending litigation will have a material adverse effect on our business or financial position. The outcome of litigation is always uncertain, and unforeseen results can occur. It is possible that such outcomes could materially affect net income in a particular quarter or annual period.

Guarantees and Indemnifications

         In the normal course of business, we have provided guarantees to third parties primarily related to a former subsidiary, joint ventures and industrial revenue bonds. These agreements generally expire through 2019. The maximum exposure under these agreements as of December 31, 2006, was approximately $171.0 million; however, we believe the likelihood is remote that material payments will be required and therefore have not accrued for a liability on our consolidated statements of financial position. Should we be required to perform under these guarantees, we generally could recover a portion of the loss from third parties through recourse provisions included in agreements with such parties, the sale of assets held as collateral that can be liquidated in the event that performance is required under the guarantees or other recourse generally available to us, therefore, such guarantees would not result in a material adverse effect on our business or financial position. It is possible that such outcomes could materially affect net income in a particular quarter or annual period. The fair value of such guarantees is not material.

         We are also subject to various other indemnification obligations issued in conjunction with certain transactions, primarily the sale of Principal Residential Mortgage, Inc. and other divestitures, acquisitions and financing transactions whose terms range in duration and often are not explicitly defined. Certain portions of these indemnifications may be capped, while other portions are not subject to such limitations; therefore, the overall maximum amount of the obligation under the indemnifications cannot be reasonably estimated. While we are unable to estimate with certainty the ultimate legal and financial liability with respect to these indemnifications, we believe the likelihood is remote that material payments would be required under such indemnifications and therefore such indemnifications would not result in a material adverse effect on our business or financial position. It is possible that such outcomes could materially affect net income in a particular quarter or annual period. The fair value of such indemnifications was determined to be insignificant.

                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)


15.  Contingencies, Guarantees and Indemnifications (continued)

Operating Leases

     As a lessee, we lease office space, data processing equipment, office furniture and office equipment under various operating leases. Rental expense for the year ended December 31, 2006, 2005 and 2004, respectively, was $47.3 million, $50.8 million and $44.9 million.

     At December 31, 2006, the future minimum lease payments are $186.3 million. The following represents payments due by period for operating lease obligations as of December 31, 2006 (in millions).

  Year ending December 31:
        2007                                        $50.9
        2008                                         43.3
        2009                                         35.1
        2010                                         25.8
        2011                                         16.7
        2012 and thereafter                          28.1
                                                                      199.9
        Less future sublease rental income on noncancelable leases     13.6
        Total future minimum lease payments                          $186.3

================================================================================
Capital Lease

     As a lessee, we lease an aircraft under a capital lease. As of December 31, 2006 and 2005, respectively, the aircraft had a gross asset balance of $14.4 million and accumulated depreciation of $1.1 million and $0.5 million. Depreciation expense for both the years ended December 31, 2006 and 2005, was $0.6 million.

     At December 31, 2006, the future minimum lease payments are $17.9 million. The following represents payments due by period for capital lease obligations as of December 31, 2006 (in millions).

  Year ending December 31:
        2007                                     $0.9
        2008                                      1.0
        2009                                      1.1
        2010                                      1.1
        2011                                      1.2
        2012 and thereafter                      12.6
          Total                                 $17.9

================================================================================
Securities Posted as Collateral

         We posted $484.5 million in securities under collateral agreements at December 31, 2006, to satisfy collateral requirements primarily associated with our derivatives credit support agreements and a reinsurance arrangement with our U.S. Asset Management and Accumulation segment.

                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)

16.  Stockholder's Equity

Accumulated Other Comprehensive Income

         Comprehensive income includes all changes in stockholder's equity during a period except those resulting from investments by stockholders and distributions to stockholders.

         The components of accumulated other comprehensive income were as follows:

                                                 Net unrealized
                                                     gains       Net unrealized    Foreign                      Accumulated
                                                 on available-       losses        currency       Minimum          other
                                                    for-sale     on derivative   translation      pension      comprehensive
                                                   securities     instruments     adjustment     liability         income
                                                                                 (in millions)
Balances at January 1, 2004                         $1,285.1           $(58.6)         $(7.2)         $(2.5)     $1,216.8
Net change in unrealized gains on fixed
  maturities, available-for-sale                        67.6              --              --              --            67.6
Net change in unrealized gains on equity
  securities, available-for-sale                         0.2              --              --              --             0.2
Net change in unrealized gains on equity
  method subsidiaries and minority interest
  adjustments                                          (28.2)             --              --              --           (28.2)
Adjustments for assumed changes in
  amortization pattern                                  28.2              --              --              --            28.2
Net change in unrealized losses on derivative
  instruments                                            --               88.9            --              --            88.9
Net change in unrealized gains on policyholder
  dividend obligation                                  (19.5)             --              --              --           (19.5)
Change in net foreign currency translation
  adjustment                                             --                --             (0.6)           --            (0.6)
Change in minimum pension liability adjustment           --                --              --             (4.3)         (4.3)
Net change in provision for deferred income
  tax benefit (expense)                                (16.7)           (31.1)           --              1.5         (46.3)
Balances at December 31, 2004                       $1,316.7            $(0.8)         $(7.8)         $(5.3)     $1,302.8

--------------------------------------------------------------------------------

                        Principal Life Insurance Company
                          Notes to Consolidated Financial Statements (continued)

16.  Stockholder's Equity (continued)

                                                             Net
                                                         unrealized        Net
                                                            gains       unrealized     Foreign                    Accumulated
                                                        on available- gains (losses)   currency      Minimum         other
                                                          for-sale    on derivative  translation     pension     comprehensive
                                                         securities    instruments    adjustment    liability       income
                                                                                     (in millions)
Balances at January 1, 2005                                 $1,316.7         $(0.8)         $(7.8)       $(5.3)     $1,302.8
Net change in unrealized gains on fixed maturities,
  available-for-sale                                          (902.3)          --              --            --          (902.3)
Net change in unrealized gains on equity securities,
  available-for-sale                                             5.8           --              --            --             5.8
Net change in unrealized gains on equity method
  subsidiaries and minority interest adjustments                 5.3           --              --            --             5.3
Adjustments for assumed changes in amortization pattern         94.7           --              --            --            94.7
Net change in unrealized losses on derivative
  instruments                                                    --            41.7            --            --            41.7
Net change in unrealized gains on policyholder
  dividend obligation                                           84.7           --              --            --            84.7
Change in net foreign currency translation adjustment            --             --              0.7          --             0.7
Change in minimum pension liability adjustment                   --             --              --           (9.5)         (9.5)
Net change in provision for deferred income tax benefit        244.2         (16.5)           --            3.3         231.0
Balances at December 31, 2005                                 $849.1         $24.4          $(7.1)      $(11.5)       $854.9

--------------------------------------------------------------------------------

                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)

16.  Stockholder's Equity (continued)





                                                                                                   Minimum
                                     Net unrealized       Net                                      pension
                                         gains         unrealized      Foreign    Unrecognized    liability      Accumulated
                                     on available-       gains        currency    post-retiremen                    other
                                        for-sale     on derivative   translation     benefit                    comprehensive
                                       securities     instruments    adjustment    obligations  t                   income
                                                                           (in millions)
Balances at January 1, 2006               $849.1            $24.4          $(7.1)         $--          $(11.5)        $854.9

Net change in unrealized gains on                                                 -------------
  fixed maturities,
  available-for-sale                      (454.2)             --              --             --             --           (454.2)
Net change in unrealized gains on
  equity securities,
  available-for-sale                       (12.0)             --              --             --             --            (12.0)
Net change in unrealized gains on
  equity method subsidiaries and
  minority interest adjustments              6.7              --              --             --             --              6.7
Adjustments for assumed changes in
  amortization pattern                       8.1              --              --             --             --              8.1
Net change in unrealized gains on
  derivative instruments                     --                0.3            --             --             --              0.3
Net change in unrealized gains on
  policyholder dividend obligation          33.7              --              --             --             --             33.7
Change in net foreign currency
  translation adjustment                     --                --              1.6           --             --              1.6

Change in minimum pension liability          --                --              --             --             4.2            4.2
Transition adjustment related to
  post-retirement benefit
  obligations                                --                --              --            22.3          13.4           35.7
Net change in provision for
  deferred income tax benefit
  (expense)                                147.6             (0.1)           --            (7.8)         (6.1)         133.6
Balances at December 31, 2006             $579.0            $24.6          $(5.5)        $14.5          $--           $612.6

================================================================================
         The following table sets forth the adjustments necessary to avoid duplication of items that are included as part of net income for a year that had been part of other comprehensive income in prior years:


                                                                                               For the year ended
                                                                                                  December 31,
                                                                                                 2006 2005 2004
                                                                                                  (in millions)
Unrealized gains (losses) on available-for-sale securities arising during the year       $(255.0)      $(430.1)       $113.5
Adjustment for realized losses on available-for-sale securities included in net
  income                                                                                   (14.9)        (12.3)        (24.1)
Unrealized gains (losses) on available-for-sale securities, as adjusted                  $(269.9)      $(442.4)        $89.4

===============================================================================
         The above table is presented net of income tax, derivatives in cash flow hedge relationships, PDO and related changes in the amortization patterns of DPAC, sales inducements and unearned revenue reserves.




                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)

16.  Stockholder's Equity (continued)

Dividend Limitations

         Under Iowa law, we may pay stockholder dividends only from the earned surplus arising from its business and must receive the prior approval of the Commissioner to pay a stockholder dividend if such a stockholder dividend would exceed certain statutory limitations. The current statutory limitation is the greater of 10% of our policyholder surplus as of the preceding year-end or the net gain from operations from the previous calendar year. Based on this limitation and 2006 statutory results, we could pay approximately $660.4 million in stockholder dividends in 2007 without exceeding the statutory limitation.

17.  Fair Value of Financial Instruments

         The following discussion describes the methods and assumptions we utilize in estimating our fair value disclosures for financial instruments. Certain financial instruments, particularly policyholder liabilities other than investment-type contracts, are excluded from these fair value disclosure requirements. The techniques utilized in estimating the fair values of financial instruments are affected by the assumptions used, including discount rates and estimates of the amount and timing of future cash flows. Care should be exercised in deriving conclusions about our business, its value or financial position based on the fair value information of financial instruments presented below. The estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

         We define fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of timing, amount of expected future cash flows and the credit standing of counterparties. Such estimates do not consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument.

         Fair values of public debt and equity securities have been determined by us from public quotations, when available. Private placement securities and other fixed maturities and equity securities are valued by discounting the expected total cash flows. Market rates used are applicable to the yield, credit quality and average maturity of each security.

         Fair values of commercial and residential mortgage loans are determined by discounting the expected total cash flows using market rates that are applicable to the yield, credit quality and maturity of each loan.

         Fair values of policy loans are estimated by discounting expected cash flows using a risk-free rate based on the U.S. Treasury curve.

         The fair values for assets classified as other investments excluding equity investments in subsidiaries and cash and cash equivalents in the accompanying consolidated statements of financial position approximate their carrying amounts.

         The fair values of our reserves and liabilities for investment-type insurance contracts are estimated using discounted cash flow analyses based on current interest rates being offered for similar contracts with maturities consistent with those remaining for the investment-type contracts being valued. Investment-type insurance contracts include insurance, annuity and other policy contracts that do not involve significant mortality or morbidity risk and that are only a portion of the policyholder liabilities appearing in the consolidated statements of financial position. Insurance contracts include insurance, annuity and other policy contracts that do involve significant mortality or morbidity risk. The fair values for our insurance contracts, other than investment-type contracts, are not required to be disclosed. We do consider, however, the various insurance and investment risks in choosing investments for both insurance and investment-type contracts.

         Fair values for debt issues are estimated using discounted cash flow analysis based on our incremental borrowing rate for similar borrowing arrangements.








                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)


17.  Fair Value of Financial Instruments (continued)

         The carrying amounts and estimated fair values of our financial instruments were as follows:


                                                                                 December 31,
                                    2006 2005
              Carrying amount Fair value Carrying amount Fair value
                                                                                (in millions)
        Assets (liabilities)
        Fixed maturities, available-for-sale               $42,168.8        $42,168.8        $39,949.0        $39,949.0
        Fixed maturities, trading                              197.9            197.9            105.0            105.0
        Equity securities, available-for-sale                  645.3            645.3            702.9            702.9
        Equity securities, trading                             148.2            148.2             60.1             60.1
        Mortgage loans                                      11,141.9         11,644.7         10,979.2         11,796.6
        Policy loans                                           850.7            930.7            827.7            925.6
        Other investments                                      836.5            836.5            648.4            648.4
        Cash and cash equivalents                            1,898.0          1,898.0          1,715.1          1,715.1
        Investment-type insurance contracts                (34,255.1)       (33,652.9)       (31,210.2)       (31,120.4)
        Short-term debt                                       (412.2)          (412.2)          (719.1)          (719.1)
        Long-term debt                                        (298.6)          (311.9)          (313.5)          (329.4)

--------------------------------------------------------------------------------
18.  Statutory Insurance Financial Information

         We prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Division of the Department of Commerce of the State of Iowa (the "State of Iowa"). The State of Iowa recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company to determine its solvency under the Iowa Insurance Law. The National Association of Insurance Commissioners' ("NAIC") Accounting Practices and Procedures Manual has been adopted as a component of prescribed practices by the State of Iowa. The Commissioner has the right to permit other specific practices that deviate from prescribed practices.

         Life and health insurance companies are subject to certain risk-based capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2006, we meet the minimum RBC requirements.

         Statutory net income and statutory surplus were as follows:

                                               As of or for the year ended
                             December 31,
                            2006 2005 2004
                                                      (in millions)
        Statutory net income                    $684.9       $666.2       $512.7
        Statutory surplus                      3,596.1      3,657.8      3,044.3

-------------------------------------------------------------------------------












                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)

19.  Segment Information

         We provide financial products and services through the following segments: U.S. Asset Management and Accumulation and Life and Health Insurance. In addition, there is a Mortgage Banking (discontinued operations) and Corporate and Other segment. The segments are managed and reported separately because they provide different products and services, have different strategies or have different markets and distribution channels.

         The U.S. Asset Management and Accumulation segment provides retirement and related financial products and services primarily to businesses, their employees and other individuals and provides asset management services to our asset accumulation business, the life and health insurance operations, the Corporate and Other segment and third-party clients.

         The Life and Health insurance segment provides individual life insurance, group health insurance and specialty benefits, which consists of group dental and vision insurance, individual and group disability insurance and group life insurance, throughout the United States.

         On July 1, 2004, we closed the sale of Principal Residential Mortgage, Inc. to CitiMortgage, Inc. The results of operations (excluding corporate overhead) for our Mortgage Banking segment, which includes Principal Residential Mortgage, Inc., are reported as other after-tax adjustments for all periods presented. See Note 3, Discontinued Operations, for further explanation.

         The Corporate and Other segment manages the assets representing capital that has not been allocated to any other segment. Financial results of the Corporate and Other segment primarily reflect our financing activities (including interest expense), income on capital not allocated to other segments, inter-segment eliminations, income tax risks and certain income, expenses and other after-tax adjustments not allocated to the segments based on the nature of such items.

         Management uses segment operating earnings for goal setting, determining employee compensation and evaluating performance on a basis comparable to that used by securities analysts. We determine segment operating earnings by adjusting U.S. GAAP net income for net realized/unrealized capital gains and losses, as adjusted, and other after-tax adjustments which management believes are not indicative of overall operating trends. Net realized/unrealized capital gains and losses, as adjusted, are net of income taxes, related changes in the amortization pattern of DPAC and sales inducements, recognition of front-end fee revenues for sales charges on pension products and services, net realized capital gains and losses distributed, minority interest capital gains and losses and certain market value adjustments to fee revenues. Segment operating revenues exclude net realized/unrealized capital gains and their impact on recognition of front-end fee revenues and certain market value adjustments to fee revenues. While these items may be significant components in understanding and assessing the consolidated financial performance, management believes the presentation of segment operating earnings enhances the understanding of our results of operations by highlighting earnings attributable to the normal, ongoing operations of the business.

         The accounting policies of the segments are consistent with the accounting policies for the consolidated financial statements, with the exception of income tax allocation. The Corporate and Other segment functions to absorb the risk inherent in interpreting and applying tax law. The segments are allocated tax adjustments consistent with the positions we took on tax returns. The Corporate and Other segment results reflect any differences between the tax returns and the estimated resolution of any disputes.

                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)

19.  Segment Information (continued)

         The following tables summarize selected financial information by segment and reconcile segment totals to those reported in the consolidated financial statements:

                                                       December 31,
                                                   2006           2005
                                                      (in millions)
        Assets:
        U.S. Asset Management and Accumulation    $117,105.9     $103,424.9
        Life and Health Insurance                   14,336.6       14,053.2
        Corporate and Other                          3,009.6        2,520.8
          Total consolidated assets               $134,452.1     $119,998.9

===============================================================================





                                                                                     For the year ended December 31,
                                                                                    2006          2005          2004
                                                                                              (in millions)
        Operating revenues by segment:
        U.S. Asset Management and Accumulation                                      $4,340.8      $4,003.2      $3,639.7
        Life and Health Insurance                                                    4,722.6       4,372.9       4,153.2
        Corporate and Other                                                            (12.7)        (15.1)         (4.2)
          Total segment operating revenues                                           9,050.7       8,361.0       7,788.7
        Add:
         Net realized/unrealized capital gains (losses), including recognition of front-end fee revenues and certain market value adjustments to fee
         revenues                                                                       29.9         (28.6)       (119.8)
        Subtract:
         Operating revenues from discontinued real estate investments                   (0.5)          2.8           2.5
          Total revenues per consolidated statements of operations                  $9,081.1      $8,329.6      $7,666.4
        Operating earnings (loss) by segment, net of related income taxes:
        U.S. Asset Management and Accumulation                                        $616.8        $520.0        $498.5
        Life and Health Insurance                                                      285.3         277.4         257.7
        Mortgage Banking                                                                 --             --           (10.3)
        Corporate and Other                                                             26.6          10.6          (1.0)
          Total segment operating earnings, net of related income taxes                928.7         808.0         744.9
        Net realized/unrealized capital gains (losses), as adjusted                      7.7         (26.8)        (77.7)
        Other after-tax adjustments (1)                                                 41.2          50.9         100.6
          Net income per consolidated statements of operations                        $977.6        $832.1        $767.8

[GRAPHIC OMITTED]
================================================================================
                                       21

(1) In 2006, other after-tax adjustments of $41.2 million included (1) the positive effect of: (a) gain on sales of real estate properties that qualify for discontinued operations treatment ($30.9 million) and (b) a favorable court ruling on a contested IRS issue for 1991 and later years ($18.8 million) and (2) the negative effect from a contribution to the Principal Financial Group, Inc. Foundation ($8.5 million).

         In 2005, other after-tax adjustments of $50.9 million included (1) the positive effect of: (a) a decrease in income tax reserves established for IRS tax matters ($33.8 million); (b) gains on sales of real estate properties that qualify for discontinued operations treatment ($22.3 million) and (2) the negative effect from a change in the estimated gain on disposal of Principal Residential Mortgage, Inc. ($5.2 million).

                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)

19.  Segment Information (continued)

         In 2004, other after-tax adjustments of $100.6 million included (1) the positive effect of: the discontinued operations and estimated gain on disposal of Principal Residential Mortgage, Inc. ($103.0 million) and
         (2) the negative effect from a cumulative change in accounting principle related to the implementation of SOP 03-1 ($2.4 million).

         The following is a summary of income tax expense (benefit) allocated to our segments for purposes of determining operating earnings. Segment income taxes are reconciled to income taxes reported on our consolidated statements of operations.


                                                                                        For the year ended December 31,
                                                                                        2006           2005         2004
                                                                                                 (in millions)
Income tax expense (benefit) by segment:
U.S. Asset Management and Accumulation                                                     $169.5        $151.6       $147.8
Life and Health Insurance                                                                   144.1         139.9        130.6
Mortgage Banking                                                                              --             --           (6.4)
Corporate and Other                                                                          10.9          10.4         (5.1)
   Total segment income taxes from operating earnings                                       324.5         301.9        266.9
Add:
   Tax expense (benefits) related to net realized/unrealized capital gains
       (losses), as adjusted                                                                  8.3         (10.6)       (40.6)
   Tax benefits related to other after-tax adjustments                                      (13.9)         (3.5)         --
Subtract:
   Income tax expense (benefit) from discontinued real estate                                (0.2)          1.0          0.9
  Total income tax expense per consolidated statements of operations                       $319.1        $286.8       $225.4

================================================================================

                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)

19.  Segment Information (continued)

         The following table summarizes operating revenues for our products and services:


                                                                                      For the year ended December 31,
                                                                                  2006            2005             2004
                                                                                               (in millions)
U.S. Asset Management and Accumulation:
   Full-service accumulation                                                      $1,382.7      $1,267.4         $1,177.2
   Individual annuities                                                              582.8         471.6            393.8
   Bank and trust services                                                            53.0          38.8             33.7
   Eliminations                                                                       (5.0)         (3.4)            (1.9)
     Total Accumulation                                                            2,013.5       1,774.4          1,602.8
  Investment only                                                                  1,080.7       1,002.3            931.6
  Full-service payout                                                                830.8         863.5            811.8
     Total Guaranteed                                                              1,911.5       1,865.8          1,743.4
  Total U.S. Asset Accumulation                                                    3,925.0       3,640.2          3,346.2
  Principal Global Investors                                                         485.4         414.3            338.5
  Eliminations                                                                       (69.6)        (51.3)           (45.0)
  Total U.S. Asset Management and Accumulation                                     4,340.8       4,003.2          3,639.7
Life and Health Insurance:
  Individual life insurance                                                        1,344.7       1,361.7          1,370.4
  Health insurance                                                                 2,063.8       1,879.7          1,778.8
  Specialty benefits insurance                                                     1,316.0       1,131.5          1,004.0
  Eliminations                                                                        (1.9)          --                --
    Total Life and Health Insurance                                                4,722.6       4,372.9          4,153.2
  Corporate and Other                                                                (12.7)        (15.1)            (4.2)

Total operating revenues                                                          $9,050.7      $8,361.0         $7,788.7
Total operating revenues                                                          $9,050.7      $8,361.0         $7,788.7
Net realized/unrealized capital gains (losses), including recognition of
  front-end fee revenues and certain market value adjustments to fee revenues         29.9         (28.6)          (119.8)
Operating revenues from discontinued real estate investments                           0.5          (2.8)            (2.5)
Total revenues per consolidated statements of operations                          $9,081.1      $8,329.6         $7,666.4

===============================================================================

                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)

20. Stock-Based Compensation Plans

         The Stock-Based Compensation Plans footnote represents all share based compensation data related to us and our subsidiaries' employees. As of December 31, 2006, our ultimate parent, Principal Financial Group, Inc. has the 2005 Stock Incentive Plan, the Employee Stock Purchase Plan the Stock Incentive Plan and the Long-Term Performance Plan ("Stock-Based Compensation Plans"). As of May 17, 2005, no new grants will be made under the Stock Incentive Plan or the Long-Term Performance Plan. Under the terms of the 2005 Stock Incentive Plan, grants may be nonqualified stock options, incentive stock options qualifying under Section 422 of the Internal Revenue Code, restricted stock, restricted stock units, stock appreciation rights, performance shares, performance units, or other stock based awards. To date, Principal Financial Group, Inc.has not granted any incentive stock options, restricted stock, or performance units.

         For awards with graded vesting, we use an accelerated expense attribution method. The compensation cost that was charged against income for the Stock-Based Compensation Plans is as follows:

                                    For the year ended December 31,
                                    2006          2005         2004
                                             (in millions)
Compensation cost                     $58.0         $47.4        $43.2
Related income tax benefit             19.0           15.5         13.8
Capitalized as part of an asset         3.4           1.6          2.6

--------------------------------------------------------------------------------
Nonqualified Stock Options

         Nonqualified stock options were granted to certain employees under the 2005 Stock Incentive Plan and the Stock Incentive Plan. Options outstanding under the 2005 Stock Incentive Plan and the Stock Incentive Plan were granted at an exercise price equal to the fair market value of Principal Financial Group, Inc.'s common stock on the date of grant, and expire ten years after the grant date. These options have graded or cliff vesting over a three-year period, except in the case of approved retirement.

         As of December 31, 2006, there were $11.4 million of total unrecognized compensations costs related to nonvested stock options. The cost is expected to be recognized over a weighted-average service period of approximately 1.7 years.

         The fair value of stock options is estimated using the Black-Scholes option pricing model that uses the assumptions noted in the following table. Expected volatilities are based on historical volatility of Principal Financial Group, Inc.'s stock and other factors. Due to Principal Financial Group, Inc.'s limited public company history, we use peer data to estimate option exercise and employee termination within the valuation model. Separate groups of employees that have similar historical exercise behavior are considered separately for valuation purposes. The expected term of options granted is estimated based on peer data and represents the period of time that options granted are expected to be outstanding. The risk-free rate for periods within the expected life of the option is based on the U.S. Treasury risk-free interest rate in effect at the time of grant. The dividend yield is based on historical dividend distributions compared to the closing price of Principal Financial Group, Inc.'s common shares on the grant date.

         The following is a summary of assumptions for the stock options granted during the period:

                                                               For the year ended December 31,
                                                             -------------------------------------
                                                             -------------------------------------
         Options                                                2006        2005      2004
         ---------------------------------------------------------------  --------- ----------
         ---------------------------------------------------------------  ---------
         Dividend yield                                            1.32%      1.41%      1.26%
                                                             ===========  ========= ==========
                                                             ===========  ========= ==========
         Expected volatility                                       16.2%      19.1%      39.2%
                                                             ===========  ========= ==========
                                                             ===========  ========= ==========
         Risk-free interest rate                                    4.6%       4.1%       3.3%
                                                             ===========  ========= ==========
                                                             ===========  ========= ==========
         Expected life (in years)                                     6          6          6
                                                             ===========  ========= ==========





                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)

20. Stock-Based Compensation Plans (continued)

         Using the Black-Scholes option valuation model, the weighted-average estimated fair value of stock options granted was $11.41, $9.18 and $13.55 per share during 2006, 2005 and 2004, respectively.

         The total intrinsic value of stock options exercised was $38.4 million, $27.8 million and $12.4 million during 2006, 2005 and 2004, respectively.

         The weighted-average remaining contractual lives for stock options exercisable is approximately 7 years as of December 31, 2006.

Performance Share Awards

         Beginning in 2006, performance share awards were granted to certain employees under the 2005 Stock Incentive Plan. The performance share awards are treated as an equity award and are paid in shares. Whether the performance shares are earned depends upon the participant's continued employment through the performance period (except in the case of an approved retirement) and Principal Financial Group, Inc.'s performance against three-year goals set at the beginning of the performance period. A return on equity objective and an earnings per share objective must be achieved for any of the performance shares to be earned. If the performance requirements are not met, the performance shares will be forfeited and no compensation cost is recognized and any previously recognized compensation cost is reversed. There is no maximum contractual term on these awards. As of December 31, 2006, there were $15.7 million of total unrecognized compensation costs related to nonvested performance share awards granted. The cost is expected to be recognized over a weighted-average service period of approximately 2.0 years.

         The fair value of performance share awards is determined based on the closing stock price of Principal Financial Group, Inc.'s shares on the grant date. The weighted-average grant-date fair value of performance share awards granted during 2006 was $49.40. Because no performance share awards vested or were paid out, the intrinsic value of performance share awards vested and the actual tax benefits realized for tax deductions for performance share award payouts are $0.0 million in 2006.

Restricted Stock Units

         Restricted stock units are issued under the 2005 Stock Incentive Plan and Stock Incentive Plan. Restricted stock units are treated as an equity award. The fair value of restricted stock units is determined based on the closing stock price of Principal Financial Group, Inc.'s common shares on the grant date. There is no maximum contractual term on these awards.

         Restricted stock units were issued to certain employees and agents pursuant to the Stock Incentive Plan and 2005 Stock Incentive Plan. Under these plans, awards have a graded or cliff vesting over a three-year service period. When service for the Company ceases (except in the case of an approved retirement), all vesting stops and unvested units are forfeited.

         The weighted-average grant-date fair value of restricted stock units granted during 2006, 2005 and 2004 was $50.08, $39.51 and $36.32, respectively.

         As of December 31, 2006, there were $7.3 million of total unrecognized compensation costs related to nonvested restricted stock unit awards granted under these plans. The cost is expected to be recognized over a weighted-average period of approximately 1.5 years. The total intrinsic value of restricted stock units vested was $15.0 million, $1.0 million and $0.8 million during 2006, 2005 and 2004, respectively.






                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)

20. Stock-Based Compensation Plans (continued)

Employee Stock Purchase Plan

         Under our Employee Stock Purchase Plan, participating employees have the opportunity to purchase shares of Principal Financial Group, Inc.'s common stock on a quarterly basis. Employees may purchase up to $25,000 worth of company stock each year. Employees may purchase shares of Principal Financial Group, Inc.'s common stock at a price equal to 85% of the shares' fair market value as of the beginning or end of the quarter, whichever is lower.

         We recognize compensation expense for the fair value of the discount granted to employees participating in the employee stock purchase plan in the quarter of grant. Shares of the Employee Stock Purchase Plan are treated as an equity award. The weighted-average fair value of the discount on the stock purchased was $10.34, $7.97 and $7.16 during 2006, 2005 and 2004, respectively. The total intrinsic value of the Employee Stock Purchase Plan settled was $6.2 million, $5.4 million and $5.7 million during 2006, 2005 and 2004, respectively.

Long-Term Performance Plan

         Principal Financial Group, Inc. also maintains the Long-Term Performance Plan, which provides the opportunity for eligible executives to receive additional awards if specified minimum corporate performance objectives are achieved over a three-year period. This plan utilizes stock as an option for payment and is treated as a liability award during vesting and a liability award or equity award subsequent to vesting, based on the participant payment election. Effective with stockholder approval of the 2005 Stock Incentive Plan, no further grants will be made under the Long-Term Performance Plan, and any future awards earned under the Long-Term Performance Plan will be issued under the 2005 Stock Incentive Plan. As of December 31, 2005, all awards under this plan were fully vested and no awards were granted under this plan in 2006 or 2005. There is no maximum contractual term on these awards.

         The amount of cash used to settle Long-Term Performance Plan units granted was $10.2 million for 2006. The total intrinsic value of Long-Term Performance Plan units settled was $10.4 million, $6.1 million and $7.8 million during 2006, 2005 and 2004, respectively.

         The fair value of Long-Term Performance Plan liability units is determined as of each reporting period based on the Black-Scholes option pricing model that uses the assumptions noted in the following table:

                                                                             For the year ended
                                                                                December 31,
         Long-Term Performance Plan                                                 2006
         ---------------------------------------------------------------- -------------------------
         ---------------------------------------------------------------- -------------------------
         Dividend yield                                                                          --%
                                                                          =========================
                                                                          =========================
         Expected volatility                                                                  11.2%
                                                                          =========================
                                                                          =========================
         Risk-free interest rate                                                               4.8%
                                                                          =========================
                                                                          =========================
         Expected life (in years)                                                                2
                                                                          =========================

                        Principal Life Insurance Company
             Notes to Consolidated Financial Statements (continued)

21.  Quarterly Results of Operations (Unaudited)

         The following is a summary of unaudited quarterly results of operations for 2006 and 2005:

                                                                                    For the three months ended
                                                                       December 31  September 30     June 30      March 31
                                                                                           (in millions)
2006
  Total revenues                                                          $2,369.2      $2,230.2      $2,258.0      $2,223.7
  Total expenses                                                           2,057.3       1,917.7       1,974.0       1,866.0
  Income from continuing operations, net of related income taxes             232.4         230.7         208.8         275.1
  Income (loss) from discontinued operations, net of related income
    taxes                                                                     30.1           0.4          (0.1)          0.2
  Net income                                                                 262.5         231.1         208.7         275.3

2005
  Total revenues                                                          $2,266.3      $2,045.9      $2,033.2      $1,984.2
  Total expenses                                                           1,991.5       1,779.1       1,748.6       1,710.4
  Income from continuing operations, net of related income taxes             218.4         191.9         203.5         199.4
  Income from discontinued operations, net of related income taxes             2.4           0.2          15.7           0.6
  Net income                                                                 220.8         192.1         219.2         200.0

--------------------------------------------------------------------------------